UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — March 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAEAX

Putnam Dynamic Asset Allocation Growth Fund*

Semiannual report
3|31|12

A world of investing.℠

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Growth Fund

Semiannual report
3 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among permitted asset categories may hurt performance. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of stocks and bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

After a quarter century of trending lower, U.S. Treasury rates have shown some upward movement on signs of an improving economy during the past few months. Greece’s successful debt restructuring and some better-than-expected economic data in the United States have helped to coax investors off the sidelines and back into the markets. While we believe the historic bull market in government debt is likely near its close, fixed-income markets today continue to offer myriad investing opportunities.

Investing in fixed-income markets, however, requires particular expertise and the capacity for deep security-level research. We believe Putnam’s veteran fixed-income team is well suited to that task, and offers a long-term track record of uncovering attractive opportunities across all sectors of the bond markets.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Dynamic Asset Allocation Growth Fund

# A flexible, diversified approach for pursuing growth worldwide

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund's target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The mix of holdings is rebalanced regularly as the fund managers take profits on investments that have outperformed and invest the proceeds in areas they believe offer greater future potential. The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Combining insights gained from proprietary research with expertise in the tools and concepts of diversification, Putnam's asset allocation specialists create the fund's investment strategies. These strategies integrate the global perspective of experienced portfolio managers, flexible weightings of asset classes in accordance with their perceived attractiveness, and individual security analysis to add value within each asset class.

The managers also execute dynamic strategies, adjusting the portfolio based on market conditions, opportunities, and risks. This active component of the fund can contribute to better risk-adjusted returns over time.

### Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The six portfolio managers of Putnam's Global Asset Allocation Group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process for analyzing asset classes and individual securities, and they have flexibility to adjust the portfolio as market conditions change.

Featured from left to right:

**James A. Fetch** *(industry since 1994)*

**Robert J. Kea, CFA** *(industry since 1988)*

**Jeffrey L. Knight, CFA** *(industry since 1987)*

**Joshua B. Kutin, CFA** *(industry since 1998)*

**Robert J. Schoen** *(industry since 1990)*

**Jason R. Vaillancourt, CFA** *(industry since 1993)*

2

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays Capital U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Jeff, how would you describe the market rally we saw in the first six months of the fund’s fiscal year?

We believe the gains reflected a recovery from the fear that gripped investors during the middle of 2011. This past year, three large macroeconomic risks restrained the stock market and drove investors toward the safety of U.S. Treasuries. There was anxiety about a double-dip recession in the United States, a credit market crisis in Europe, and the possibility of a hard economic landing in China, where authorities sought to restrain growth and inflationary pressures.

Each of these fears began to recede late in 2011. As investors recognized that the macro risks were no longer so acute, they bid up stock prices to reflect the impressive earnings results that corporations have delivered. In the United States, the economy has performed above expectations, providing a supportive environment for profits, and the labor market has improved. The fund was positioned to benefit from this upswing.

Overseas markets had mixed results. Japan performed very well, with Japanese stocks among the world leaders in recent months. European stocks were in retreat until December, when the European Central Bank [ECB] extended short-term lending support to the banking sector. This led to a rally in recent months in most European markets. Emerging markets generally performed very well during the period.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

How did the bond market perform?

The bond market was more uneven, with credit sectors, including high-yield bonds, logging big gains, while more interest-rate-sensitive sectors, like government bonds, had more muted returns. Near the end of the period, Treasuries lost ground and spreads tightened in credit sectors. This movement was a reversal of the flight to quality that dominated fixed-income markets during much of 2011.

How would you evaluate overall fund results?

We saw impressive results in terms of both absolute and relative returns. Before sales charges, class A shares returned 22.27% for the six-month period. This result was lower than the fund’s primary benchmark, the Russell 3000 Index, which posted a 26.55% gain, but it was ahead of the 19.70% return of the fund’s secondary benchmark, which reflects the fund’s strategic asset allocation.

It’s part of the fund’s asset allocation philosophy to invest across a number of diverse asset classes, and within these asset classes we have different kinds of active strategies seeking to augment returns or offset risks. We engage in multiple strategies because of the recognition that some will work and some will struggle, but we never depend on just one or two. The goal is to have several strategies adding to returns, and that was the case in this period.

What were highlights of your flexible allocations in the period?

Early in the period we were mostly risk averse, with underweight positions in U.S. and international equities, but our positioning changed, particularly in January when our research indicated that risk assets offered attractive performance potential relative to expected volatility. We had significant overweight positions in high-yield securities, while underweighting investment-grade bonds, because, in our view, interest-rate risk offered unattractive return potential.

We establish stock exposures with direct security investments as well as with

Strategy allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

derivatives. We can use futures contracts to manage exposure to market risk or to equitize cash holdings, and we can use options to enhance returns on securities in the portfolio.

Where did you see the most success?

The equity and high-yield strategies contributed greatly to the fund’s results during the period. Positions in international stocks, especially emerging markets, performed quite well. During the early months of 2012, in particular, the decline in macro risks helped these asset classes. In addition, our active stock selection fared well across these strategies. We also saw strength from our fixed-income strategies, as exposure to non-government sectors was rewarded in the period.

Where did you see disappointments?

In equities, our thematic strategy underperformed. This selection strategy is often a great source of non-correlated results, but when markets rise as steadily as they did over the past six months, low correlation is less helpful.

Did foreign currency volatility have an impact on fund results?

Foreign currency exposure overall subtracted just a fraction from results. The fund had a variety of hedging positions to reduce foreign currency exposure risk or to gain exposure to particular currencies, and these helped to offset most of the adverse effects of the dollar’s strengthening.

How would you summarize your fixed-income positioning?

We favored taking credit risk. Unlike some pundits who anticipated a recession developing in late 2011, we had confidence that the U.S. economic recovery would continue in the period, and it did. This helped corporate bond sectors and the mortgage-backed securities

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/12. Short-term holdings, to-be-announced commitments, and derivatives are excluded. Holdings will vary over time.

that the fund owned. With high-yield bonds we can hedge credit risk and market risk by owning credit default swaps, or use these derivatives to gain exposures to certain securities or groups of securities.

We generally avoided the interest-rate risk of plain-vanilla government bonds, such as Treasuries. With yield levels so low, even a small uptick in interest rates could lead to losses. We can manage interest-rate exposure and other fixed-income risks with a variety of derivatives. We can use options to hedge duration and convexity, to hedge or isolate prepayment risk, or to gain exposure to interest rates. Futures contracts can also be used to hedge prepayment or interest-rate risks, or to gain rate exposures.

Europe was a source of global instability in 2011. What are the major global risks today?

The world is still in the middle of a long deleveraging process from the debt that built up prior to the recession. Fortunately, Europe made moves in a positive direction in recent months, and this has given markets and investors relief. European authorities engineered an orderly debt restructuring for Greece, which included a formal default, as defined by rating agencies. The benefit of the restructuring was to resolve uncertainty and give investors an indication that the deleveraging process that other countries are facing can be managed in an orderly way.

Second, the ECB successfully implemented its Long-Term Refinancing Operation [LTRO]. The ECB addressed the short-term funding crisis afflicting the European banking sector. This support staved off the threat that banks might begin selling their holdings of European government bonds, which would further increase borrowing costs for indebted countries like Spain and Italy. The LTRO lending is for three years, providing a window of opportunity to address structural problems on European sovereign balance sheets without the banking system seizing up.

Do you think the recent positive trends are likely to persist?

Markets have come a long way in a brief period. It would not be unusual for investors to reconsider their risk exposures at this point.

This chart shows how the fund’s top strategy weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

Overall, three major macro risks — the pace of economic growth in the United States and China, and the restructuring of European sovereign balance sheets — have diminished, though they still require close monitoring.

Have your strategies changed for the months ahead?

While the fund maintains its broad asset diversification, we believe the asset classes that delivered strong results so far this year continue to offer the most attractive relative value opportunities. U.S. stocks continue to look attractive on a fundamental basis and from a relative-value perspective, in that the resilience of the economic recovery makes the U.S. market globally attractive. Also, high-yield securities benefit from yield spreads that are higher today than they were a year ago, even though the economy appears to be stronger and default risks have eased.

Jeff, thanks for discussing the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James A. Fetch; Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

Thirteen years after the 17-member eurozone adopted a single currency, Greece became the first member country to officially default. All three major ratings agencies — Standard & Poor’s, Moody’s Investors Service, and Fitch Ratings — have declared Greece to be in default on its sovereign debt. The majority of private holders of Greek bonds have agreed to exchange their existing bonds for new, longer-dated ones with lower interest rates and substantially lower face values. In addition to the country’s debt restructuring, sellers of credit-default swaps — a form of private insurance against default — have agreed to pay approximately $2.5 billion to settle their contracts. Both the debt restructuring and the credit-default swap settlement were completed without triggering a wave of deleveraging or a liquidity crisis within the European banking sector, thus avoiding the long-feared worst-case scenario for investors. Nonetheless, Europe’s structural imbalances likely will remain with us for some time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(1/21/03)	(7/14/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.10%	6.75%	6.32%	6.32%	6.28%	6.28%	6.57%	6.36%	6.82%	7.37%

10 years	66.98	57.40	55.06	55.06	55.05	55.05	58.84	53.32	62.40	71.00
Annual average	5.26	4.64	4.48	4.48	4.48	4.48	4.74	4.37	4.97	5.51

5 years	6.17	0.05	2.48	0.65	2.35	2.35	3.59	–0.01	4.62	7.36
Annual average	1.20	0.01	0.49	0.13	0.47	0.47	0.71	0.00	0.91	1.43

3 years	81.36	70.95	77.41	74.40	77.37	77.37	78.72	72.50	79.66	82.47
Annual average	21.95	19.57	21.06	20.37	21.05	21.05	21.36	19.93	21.57	22.20

1 year	2.19	–3.70	1.49	–3.51	1.44	0.44	1.65	–1.90	1.88	2.39

6 months	22.27	15.22	21.89	16.89	21.87	20.87	22.00	17.78	22.16	22.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 3/31/12

			Lipper Mixed-Asset Target
		Putnam Growth Blended	Allocation Growth Funds
	Russell 3000 Index	Benchmark	category average*

Annual average (life of fund)	8.33%	—†	6.96%

10 years	57.91	79.56%	58.25
Annual average	4.67	6.03	4.64

5 years	11.37	14.56	11.15
Annual average	2.18	2.76	2.08

3 years	91.84	76.57	64.12
Annual average	24.26	20.87	17.91

1 year	7.18	4.75	3.19

6 months	26.55	19.70	17.06

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/12, there were 570, 567, 529, 465, 237, and 64 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.037		—	—	—		$0.008	$0.070

Capital gains	—		—	—	—		—	—

Total	$0.037		—	—	—		$0.008	$0.070

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/11	$10.79	$11.45	$10.60	$10.38	$10.59	$10.97	$10.60	$10.88

3/31/12	13.15	13.95	12.92	12.65	12.92	13.39	12.94	13.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/11	1.15%	1.90%	1.90%	1.65%	1.40%	0.90%

Annualized expense ratio for the six-month period
ended 3/31/12	1.13%	1.88%	1.88%	1.63%	1.38%	0.88%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2011, to March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.28	$10.43	$10.43	$9.05	$7.66	$4.89

Ending value (after expenses)	$1,222.70	$1,218.90	$1,218.70	$1,220.00	$1,221.60	$1,224.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2012, use the following calculation method. To find the value of your investment on October 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.70	$9.47	$9.47	$8.22	$6.96	$4.45

Ending value (after expenses)	$1,019.35	$1,015.60	$1,015.60	$1,016.85	$1,018.10	$1,020.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays Capital U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2012, Putnam employees had approximately $353,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/12 (Unaudited)

COMMON STOCKS (56.7%)*	Shares	Value

Basic materials (3.7%)
Agrium, Inc. (Canada)	898	$77,560

Albemarle Corp.	19,300	1,233,656

American Vanguard Corp.	15,938	345,695

Andersons, Inc. (The)	402	19,573

ArcelorMittal (France)	3,506	67,006

Archer Daniels-Midland Co.	2,476	78,390

Arkema (France)	2,845	265,113

Asia Cement Corp. (Taiwan)	389,000	473,820

Assa Abloy AB Class B (Sweden)	43,548	1,367,828

BASF SE (Germany)	29,622	2,591,254

BBMG Corp. (China)	97,000	81,567

Bemis Co., Inc.	25,700	829,853

BHP Billiton PLC (United Kingdom)	29,903	912,355

BHP Billiton, Ltd. (Australia)	43,703	1,566,786

Black Earth Farming, Ltd. SDR (Sweden) †	4,410	8,666

Cambrex Corp. †	31,696	221,555

Carillion PLC (United Kingdom)	83,082	396,543

CF Industries Holdings, Inc.	12,521	2,286,961

Chicago Bridge & Iron Co., NV (Netherlands)	26,200	1,131,578

China National Building Material Co., Ltd. (China)	454,000	572,356

China National Materials Co., Ltd. (China)	1,323,000	536,659

China Shanshui Cement Group, Ltd. (China)	797,000	629,139

Cliffs Natural Resources, Inc.	28,300	1,960,058

Compagnie de Saint-Gobain (France)	4,788	213,827

Cresud S.A.C.I.F. y A. ADR (Argentina)	1,797	22,139

Cytec Industries, Inc.	11,900	723,401

Domtar Corp. (Canada)	10,159	968,965

Empresas ICA SAB de CV (Mexico) †	317,565	605,155

First Quantum Minerals, Ltd. (Canada)	2,900	55,299

First Resources, Ltd. (Singapore)	362,000	550,034

Fletcher Building, Ltd. (New Zealand)	97,675	539,040

Formosa Chemicals & Fibre Corp. (Taiwan)	86,000	251,171

Fortescue Metals Group, Ltd. (Australia)	61,511	370,191

Fortune Brands Home & Security, Inc. †	44,400	979,908

Givaudan SA (Switzerland)	426	410,568

Gold Fields, Ltd. (South Africa)	35,014	479,269

Golden Agri-Resources, Ltd. (Singapore)	898,000	560,781

GrainCorp, Ltd. (Australia)	5,214	48,878

Horsehead Holding Corp. †	18,337	208,858

Incitec Pivot, Ltd. (Australia)	14,968	48,839

Innophos Holdings, Inc.	12,031	602,994

Innospec, Inc. †	10,413	316,347

Intrepid Potash, Inc. †	1,289	31,361

K&S AG (Germany)	4,558	238,449

KapStone Paper and Packaging Corp. †	28,833	568,010

COMMON STOCKS (56.7%)* cont.	Shares	Value

Basic materials cont.
Koninklijke DSM NV (Netherlands)	16,605	$960,808

Koppers Holdings, Inc.	9,931	382,939

KWS Saat AG (Germany)	96	21,638

L.B. Foster Co. Class A	3,624	103,320

Landec Corp. †	32,709	213,590

Lanxess AG (Germany)	5,433	449,106

Linde AG (Germany)	5,962	1,069,877

LyondellBasell Industries NV Class A (Netherlands)	60,111	2,623,845

Minerals Technologies, Inc.	4,049	264,845

MMX Mineracao e Metalicos SA (Brazil) †	81,925	407,504

Monsanto Co.	79,129	6,311,329

Mosaic Co. (The)	958	52,968

Multiplan Empreendimentos Imobilliarios SA (Brazil)	17,000	397,190

Newcrest Mining, Ltd. (Australia)	7,300	224,431

NewMarket Corp.	1,000	187,400

Nitto Denko Corp. (Japan)	40,300	1,623,783

NN, Inc. †	25,520	208,243

Nufarm, Ltd. (Australia) †	7,463	37,107

OM Group, Inc. †	7,276	200,163

PolyOne Corp.	29,475	424,440

Potash Corp. of Saskatchewan, Inc. (Canada)	2,663	121,672

PPG Industries, Inc.	27,800	2,663,240

PT Astra Agro Lestari Tbk (Indonesia)	12,500	31,920

Rio Tinto PLC (United Kingdom)	34,178	1,883,850

Rio Tinto, Ltd. (Australia)	30,731	2,081,858

Sasol, Ltd. (South Africa)	11,897	574,611

Sealed Air Corp.	45,900	886,329

Siam Cement PCL NVDR (Thailand)	60,400	695,041

SLC Agricola SA (Brazil)	1,985	21,193

Sociedad Quimica y Minera de Chile SA ADR (Chile)	1,545	90,645

Steel Dynamics, Inc.	50,800	738,632

Sterlite Industries (India), Ltd. (India)	102,671	223,802

Sterlite Industries (India), Ltd. ADR (India)	28,960	247,318

Syngenta AG (Switzerland)	5,127	1,772,612

TPC Group, Inc. †	5,451	240,989

Uralkali (Russia) †	27,258	207,309

Vale SA ADR (Preference) (Brazil)	41,185	934,488

Vale SA ADR (Brazil)	15,936	371,787

Valspar Corp.	21,100	1,018,919

Vilmorin & Cie (France)	217	23,457

Viterra, Inc. (Canada)	4,347	69,338

Voestalpine AG (Austria)	25,661	862,960

W.R. Grace & Co. †	15,134	874,745

Westlake Chemical Corp.	6,200	401,698

Wilmar International, Ltd. (Singapore)	14,000	54,572

COMMON STOCKS (56.7%)* cont.	Shares	Value

Basic materials cont.
Xstrata PLC (United Kingdom)	26,762	$457,166

Yara International ASA (Norway)	1,446	68,964

		60,231,096
Capital goods (3.6%)
ABB, Ltd. (Switzerland)	49,444	1,014,404

AGCO Corp. †	26,072	1,230,859

Aisin Seiki Co., Ltd. (Japan)	27,700	972,529

American Axle & Manufacturing Holdings, Inc. †	13,002	152,253

Applied Industrial Technologies, Inc.	17,299	711,508

AZZ, Inc.	5,219	269,509

Canon, Inc. (Japan)	9,050	427,516

Cascade Corp.	8,613	431,684

Chart Industries, Inc. †	8,552	627,118

Chase Corp.	10,282	161,942

Chiyoda Corp. (Japan)	8,000	101,583

CNH Global NV (Netherlands) †	1,651	65,545

Cummins, Inc.	36,000	4,321,440

Daelim Industrial Co., Ltd. (South Korea)	9,806	1,060,178

Deere & Co.	1,306	105,655

Dover Corp.	38,937	2,450,695

DXP Enterprises, Inc. †	10,301	447,990

Embraer SA ADR (Brazil)	30,045	960,839

Emerson Electric Co.	125,725	6,560,331

European Aeronautic Defense and Space Co. NV (France)	48,130	1,970,984

Exelis, Inc.	56,300	704,876

Fluor Corp.	37,976	2,280,079

Franklin Electric Co., Inc.	6,920	339,564

Fuji Electric Co., Ltd. (Japan)	287,000	755,902

Generac Holdings, Inc. †	8,490	208,430

Great Lakes Dredge & Dock Corp.	79,469	573,766

Greenbrier Companies, Inc. †	25,206	498,827

Harbin Electric Co., Ltd. (China)	314,000	329,141

Hitachi, Ltd. (Japan)	314,000	2,014,426

Hyundai Mobis (South Korea)	3,494	883,484

IHI Corp. (Japan)	162,000	409,061

ITT Corp.	27,900	640,026

Kadant, Inc. †	11,625	276,908

KEPCO Engineering & Construction Co., Inc. (South Korea)	3,753	270,615

KEPCO Plant Service & Engineering Co., Ltd. (South Korea)	10,230	372,886

Lindsay Corp.	836	55,402

Lockheed Martin Corp.	48,853	4,389,931

LSB Industries, Inc. †	20,049	780,307

McDermott International, Inc. †	62,800	804,468

Metso Corp. OYJ (Finland)	2,197	93,911

Mitsubishi Electric Corp. (Japan)	288,000	2,547,010

MTU Aero Engines Holding AG (Germany)	2,173	175,018

NACCO Industries, Inc. Class A	3,167	368,544

COMMON STOCKS (56.7%)* cont.	Shares	Value

Capital goods cont.
Newport Corp. †	7,323	$129,764

Raytheon Co.	68,963	3,639,867

Rheinmetall AG (Germany)	3,349	198,293

Samsung Engineering Co., Ltd. (South Korea)	3,053	652,068

Schindler Holding AG (Switzerland)	5,645	679,126

Schneider Electric SA (France)	6,059	395,883

SembCorp Industries, Ltd. (Singapore)	244,000	1,024,876

Singapore Technologies Engineering, Ltd. (Singapore)	108,000	279,225

Societe BIC SA (France)	8,907	893,796

Standard Motor Products, Inc.	9,763	173,196

Standex International Corp.	5,139	211,675

Staples, Inc.	127,400	2,061,332

Tetra Tech, Inc. †	6,606	174,134

Textron, Inc.	64,700	1,800,601

TriMas Corp. †	27,487	615,434

Valmont Industries, Inc.	5,282	620,160

Vinci SA (France)	5,959	310,748

Woongjin Coway Company, Ltd. (South Korea)	12,290	407,841

		58,085,163
Communication services (2.6%)
Allot Communications, Ltd. (Israel) †	12,830	298,298

Aruba Networks, Inc. †	12,626	281,307

AT&T, Inc.	136,806	4,272,451

BCE, Inc. (Canada)	6,482	259,553

Bharti Airtel, Ltd. (India)	89,962	596,686

British Sky Broadcasting Group PLC (United Kingdom)	24,414	263,979

BroadSoft, Inc. †	4,471	171,016

BT Group PLC (United Kingdom)	580,825	2,103,324

China Mobile, Ltd. (China)	120,000	1,320,447

Cincinnati Bell, Inc. †	96,840	389,297

Comcast Corp. Class A	290,000	8,702,900

Deutsche Telekom AG (Germany)	56,913	685,193

EchoStar Corp. Class A †	47,111	1,325,704

Empresa Nacional de Telecomunicaciones SA (ENTEL) (Chile)	35,983	727,540

France Telecom SA (France)	58,862	871,789

HSN, Inc.	7,145	271,724

IAC/InterActiveCorp.	30,800	1,511,972

InterDigital, Inc.	2,517	87,743

Jupiter Telecommunications Co., Ltd. (Japan)	145	145,228

Kabel Deutschland Holding AG (Germany) †	19,219	1,187,035

Loral Space & Communications, Inc. †	5,130	408,348

MetroPCS Communications, Inc. †	41,000	369,820

NeuStar, Inc. Class A †	10,595	394,664

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	28,600	1,297,487

NTT DoCoMo, Inc. (Japan)	82	136,122

Premiere Global Services, Inc. †	17,304	156,428

Tele2 AB Class B (Sweden)	32,977	672,919

COMMON STOCKS (56.7%)* cont.	Shares	Value

Communication services cont.
Telecity Group PLC (United Kingdom) †	17,782	$209,620

Telefonica SA (Spain)	55,234	904,981

Telenet Group Holding NV (Belgium)	4,605	190,577

TIM Participacoes SA ADR (Brazil)	22,427	723,495

USA Mobility, Inc.	14,757	205,565

Verizon Communications, Inc.	244,685	9,354,308

Vodafone Group PLC (United Kingdom)	780,226	2,149,008

Ziggio NV (Netherlands)	1,189	37,091

		42,683,619
Conglomerates (1.3%)
AMETEK, Inc.	37,300	1,809,423

Danaher Corp.	97,300	5,448,800

General Electric Co.	263,013	5,278,671

Marubeni Corp. (Japan)	45,000	324,574

Mitsui & Co., Ltd. (Japan)	51,700	847,613

Siemens AG (Germany)	17,683	1,782,700

Tyco International, Ltd.	94,200	5,292,156

		20,783,937
Consumer cyclicals (6.8%)
Advance Auto Parts, Inc.	14,700	1,301,979

Aeon Co., Ltd. (Japan)	48,800	641,469

Alliance Data Systems Corp. †	16,624	2,093,959

Ameristar Casinos, Inc.	17,619	328,242

Ascena Retail Group, Inc. †	10,787	478,080

Bayerische Motoren Werke (BMW) AG (Germany)	2,637	237,149

Bed Bath & Beyond, Inc. †	41,300	2,716,301

Belo Corp. Class A	87,776	629,354

Best Buy Co., Inc.	58,200	1,378,176

Big Lots, Inc. †	13,752	591,611

BR Malls Participacoes SA (Brazil)	83,061	1,082,484

Brilliance China Automotive Holdings, Inc. (China) †	420,000	454,314

Brunswick Corp.	12,300	316,725

Buckle, Inc. (The)	13,424	643,010

Bunzl PLC (United Kingdom)	45,542	731,359

Cabela’s, Inc. †	18,237	695,742

Cato Corp. (The) Class A	5,032	139,084

CBS Corp. Class B	104,800	3,553,768

Christian Dior SA (France)	2,730	418,897

Cia Hering (Brazil)	45,331	1,170,866

Coach, Inc.	44,682	3,453,025

Compass Group PLC (United Kingdom)	94,410	989,863

Conn’s, Inc. †	22,450	344,608

Constant Contact, Inc. †	13,004	387,389

Daimler AG (Registered Shares) (Germany)	16,111	971,438

Dana Holding Corp.	16,374	253,797

Daum Communications Corp. (South Korea)	4,150	436,225

Deluxe Corp.	17,609	412,403

COMMON STOCKS (56.7%)* cont.	Shares	Value

Consumer cyclicals cont.
Dillards, Inc. Class A	23,400	$1,474,668

Dolby Laboratories, Inc. Class A †	17,900	681,274

Dongfeng Motor Group Co., Ltd. (China)	50,000	90,270

DSW, Inc. Class A	5,367	293,951

Dun & Bradstreet Corp. (The)	13,000	1,101,490

Elders, Ltd. (Australia) †	44,692	10,648

Expedia, Inc.	22,750	760,760

Express, Inc. †	19,875	496,478

Fiat Industrial SpA (Italy) †	57,011	608,284

Fiat SpA (Italy) S	77,147	453,543

Finish Line, Inc. (The) Class A	27,340	580,155

Foot Locker, Inc.	72,800	2,260,440

G-III Apparel Group, Ltd. †	15,524	441,192

GameStop Corp. Class A S	35,200	768,768

Gannett Co., Inc.	56,700	869,211

General Motors Co. †	118,200	3,031,830

Genesco, Inc. †	5,550	397,658

Global Cash Access, Inc. †	65,853	513,653

Global Payments, Inc.	29,100	1,381,377

GNC Holdings, Inc. Class A	11,525	402,107

Helen of Troy, Ltd. (Bermuda) †	5,859	199,265

Hino Motors, Ltd. (Japan)	142,000	1,025,927

Home Depot, Inc. (The)	175,800	8,844,498

Home Inns & Hotels Management, Inc. ADR (China) † S	13,800	352,038

Hyundai Department Store Co., Ltd. (South Korea)	1,734	266,287

Indofood Agri Resources, Ltd. (Singapore) †	7,000	8,659

Industria de Diseno Textil (Inditex) SA (Spain)	10,919	1,045,891

Isuzu Motors, Ltd. (Japan)	130,000	761,749

JB Hi-Fi, Ltd. (Australia) S	9,486	107,694

Kia Motors Corp. (South Korea)	14,774	966,200

Kingfisher PLC (United Kingdom)	241,655	1,185,480

Knology, Inc. †	17,178	312,640

La-Z-Boy, Inc. †	29,338	438,896

Leapfrog Enterprises, Inc. †	88,187	737,243

Lear Corp.	22,200	1,032,078

Lewis Group, Ltd. (South Africa)	45,378	450,763

LG Corp. (South Korea)	2,625	150,589

LG Fashion Corp. (South Korea)	12,690	447,434

LIN TV Corp. Class A †	46,410	187,961

Localiza Rent a Car SA (Brazil)	55,782	1,026,747

LVMH Moet Hennessy Lois Vuitton SA (France)	3,317	570,017

Macy’s, Inc.	69,300	2,753,289

Major Cineplex Group PCL (Thailand)	688,900	401,951

Marriott International, Inc. Class A	47,900	1,813,015

McGraw-Hill Cos., Inc. (The)	50,800	2,462,276

Media Nusantara Citra Tbk PT (Indonesia)	424,000	87,174

COMMON STOCKS (56.7%)* cont.	Shares	Value

Consumer cyclicals cont.
Men’s Wearhouse, Inc. (The)	10,450	$405,147

Myer Holdings, Ltd. (Australia)	52,190	126,503

Navistar International Corp. †	19,757	799,171

News Corp. Class A	190,890	3,758,624

Next PLC (United Kingdom)	24,973	1,191,540

Nintendo Co., Ltd. (Japan)	1,100	165,459

Nissan Motor Co., Ltd. (Japan)	109,100	1,161,255

Nu Skin Enterprises, Inc. Class A	7,650	443,012

O’Reilly Automotive, Inc. †	22,700	2,073,645

OPAP SA (Greece)	48,287	468,191

Orbitz Worldwide, Inc. †	42,346	129,155

PCD Stores Group, Ltd. (China)	1,614,000	228,625

Pearson PLC (United Kingdom)	12,977	241,816

Perry Ellis International, Inc. †	18,746	349,988

PetSmart, Inc.	23,500	1,344,670

Pier 1 Imports, Inc. †	15,714	285,681

Porsche Automobil Holding SE (Preference) (Germany)	6,139	362,301

PPR SA (France)	3,190	548,831

PVH Corp.	3,067	273,975

R. R. Donnelley & Sons Co. S	53,100	657,909

Randstad Holding NV (Netherlands)	6,061	228,684

Rent-A-Center, Inc.	12,547	473,649

Select Comfort Corp. †	11,660	377,667

Shuffle Master, Inc. †	11,352	199,795

Sinclair Broadcast Group, Inc. Class A	46,789	517,486

Sonic Automotive, Inc. Class A	63,090	1,129,942

Sony Corp. (Japan)	72,400	1,490,511

Spectrum Brands Holdings, Inc. †	4,235	148,056

Standard Parking Corp. †	10,666	218,653

Stella International Holdings, Ltd. (Hong Kong)	79,500	192,875

Suzuki Motor Corp. (Japan)	48,100	1,148,891

Swire Pacific, Ltd. (Hong Kong)	132,500	1,485,294

SYKES Enterprises, Inc. †	11,758	185,776

Thor Industries, Inc.	8,659	273,278

TNS, Inc. †	29,845	648,532

Towers Watson & Co. Class A	15,200	1,004,264

Town Sports International Holdings, Inc. †	21,650	273,440

Trump Entertainment Resorts, Inc.	163	163

TUI Travel PLC (United Kingdom)	118,237	371,243

URS Corp. †	21,000	892,920

Valeo SA (France)	4,193	219,885

ValueClick, Inc. †	5,986	118,164

Vertis Holdings, Inc. F	585	6

Viacom, Inc. Class B	81,601	3,872,783

VistaPrint NV †	27,900	1,078,335

Volkswagen AG (Preference) (Germany)	5,745	1,010,248

COMMON STOCKS (56.7%)* cont.	Shares	Value

Consumer cyclicals cont.
Volvo AB Class B (Sweden)	11,775	$171,576

VOXX International Corp. †	34,312	465,271

Wal-Mart Stores, Inc.	21,229	1,299,215

Warnaco Group, Inc. (The) †	5,084	296,906

Whirlpool Corp.	8,209	630,944

WPP PLC (Ireland)	50,856	695,086

Wyndham Worldwide Corp.	30,800	1,432,508

Wynn Resorts, Ltd.	14,800	1,848,224

Zale Corp. †	31,964	98,769

		110,619,372
Consumer staples (5.2%)
AFC Enterprises †	47,373	803,446

Ajinomoto Co., Inc. (Japan)	13,000	163,030

Anheuser-Busch InBev NV (Belgium)	17,180	1,255,172

Associated British Foods PLC (United Kingdom)	13,242	258,403

Avis Budget Group, Inc. †	48,375	684,506

Beacon Roofing Supply, Inc. †	13,255	341,449

BRF — Brasil Foods SA ADR (Brazil)	2,498	49,985

Brinker International, Inc.	29,148	803,027

British American Tobacco (BAT) PLC (United Kingdom)	15,520	782,088

Bunge, Ltd.	1,011	69,193

Campbell Soup Co.	49,900	1,689,115

Career Education Corp. †	12,375	99,743

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	72,000	4,636

Chiquita Brands International, Inc. †	879	7,726

Church & Dwight Co., Inc.	11,200	550,928

Coca-Cola Co. (The)	36,000	2,664,360

Cola-Cola Amatil, Ltd. (Australia)	12,761	164,834

ConAgra Foods, Inc.	97,300	2,555,098

Corinthian Colleges, Inc. †	49,917	206,656

Corn Products International, Inc.	1,042	60,071

Corrections Corporation of America †	30,500	832,955

Costco Wholesale Corp.	69,700	6,328,760

CVS Caremark Corp.	185,300	8,301,440

Danone (France)	9,110	635,445

Diageo PLC (United Kingdom)	55,942	1,344,426

DineEquity, Inc. †	2,932	145,427

Distribuidora Internacional de Alimentacion SA (Spain) †	88,698	439,708

Dollar Thrifty Automotive Group †	2,473	200,090

Dr. Pepper Snapple Group, Inc.	57,600	2,316,096

Glanbia PLC (Ireland)	3,131	23,218

Grupo Modelo SA de CV Ser. C (Mexico)	100,381	703,792

Heineken Holding NV (Netherlands)	17,251	807,569

Herbalife, Ltd.	32,400	2,229,768

IOI Corp. Bhd (Malaysia)	27,000	47,064

Japan Tobacco, Inc. (Japan)	400	2,252,024

Jeronimo Martins, SGPS, SA (Portugal) †	15,625	318,317

COMMON STOCKS (56.7%)* cont.	Shares	Value

Consumer staples cont.
Kao Corp. (Japan)	33,100	$868,590

Kerry Group PLC Class A (Ireland)	39,347	1,820,955

Koninklijke Ahold NV (Netherlands)	84,783	1,174,850

Kroger Co. (The)	124,200	3,009,366

KT&G Corp. (South Korea)	11,495	815,673

Kuala Lumpur Kepong Bhd (Malaysia)	6,400	51,392

Lawson, Inc. (Japan)	10,300	648,339

Lincoln Educational Services Corp.	7,491	59,254

Lorillard, Inc.	26,800	3,470,064

Maple Leaf Foods, Inc. (Canada)	2,025	24,139

McDonald’s Corp.	12,862	1,261,762

Molson Coors Brewing Co. Class B	41,800	1,891,450

Nestle SA (Switzerland)	45,779	2,880,522

Olam International, Ltd. (Singapore)	59,000	110,767

PepsiCo, Inc.	17,843	1,183,883

Philip Morris International, Inc.	141,342	12,524,315

Procter & Gamble Co. (The)	65,523	4,403,801

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Indonesia)	97,000	30,498

Rakuten, Inc. (Japan)	217	227,303

Red Robin Gourmet Burgers, Inc. †	6,108	227,157

Robert Half International, Inc.	39,100	1,184,730

Sally Beauty Holdings, Inc. †	16,884	418,723

Smithfield Foods, Inc. †	1,140	25,114

Spartan Stores, Inc.	10,414	188,702

Tate & Lyle PLC (United Kingdom)	111,111	1,252,941

Tesco PLC (United Kingdom)	52,817	278,787

Toyota Tsusho Corp. (Japan)	50,800	1,034,167

Tyson Foods, Inc. Class A	1,994	38,185

Unilever PLC (United Kingdom)	9,077	299,665

USANA Health Sciences, Inc. †	4,793	178,923

WM Morrison Supermarkets PLC (United Kingdom)	72,362	344,914

Woolworths, Ltd. (Australia)	35,783	962,970

Yamazaki Baking Co., Inc. (Japan)	86,000	1,232,282

Zhongpin, Inc. (China) †	32,408	364,590

		84,628,338
Energy (5.6%)
Basic Energy Services, Inc. †	23,539	408,402

BG Group PLC (United Kingdom)	45,233	1,047,631

BP PLC (United Kingdom)	218,964	1,620,003

Canadian Natural Resources, Ltd. (Canada)	16,600	550,199

Chevron Corp.	127,885	13,714,387

Clayton Williams Energy, Inc. †	3,635	288,764

CNOOC, Ltd. (China)	307,000	630,956

Compagnie Generale de Geophysique-Veritas (CGG-Veritas) (France) †	44,656	1,321,585

Compton Petroleum Corp. (Canada) †	12,720	50,486

ConocoPhillips	28,179	2,141,886

Contango Oil & Gas Co. †	4,506	265,448

COMMON STOCKS (56.7%)* cont.	Shares	Value

Energy cont.
CVR Energy, Inc. †	15,953	$426,743

Deepocean Group (Shell) (acquired 6/9/11, cost $122,420) (Norway) ‡	8,417	143,089

Diamond Offshore Drilling, Inc.	15,200	1,014,600

Energy Partners, Ltd. †	17,620	292,668

ENI SpA (Italy)	63,101	1,480,335

Eurasia Drilling Co., Ltd. GDR (Russia)	32,249	889,105

Exxon Mobil Corp.	156,396	13,564,225

Gazprom OAO ADR (Russia)	179,635	2,191,547

Gazprom OAO ADR (Russia)	29,100	359,967

Helix Energy Solutions Group, Inc. †	33,455	595,499

Helmerich & Payne, Inc.	19,100	1,030,445

HollyFrontier Corp.	37,400	1,202,410

Inpex Corp. (Japan)	109	736,148

Key Energy Services, Inc. †	32,892	508,181

Lukoil OAO ADR (Russia)	17,410	1,048,082

Marathon Oil Corp.	90,800	2,878,360

Marathon Petroleum Corp.	51,900	2,250,384

Murphy Oil Corp.	30,200	1,699,354

National Oilwell Varco, Inc.	50,000	3,973,500

Newpark Resources, Inc. †	32,083	262,760

Nexen, Inc. (Canada)	11,682	214,210

Occidental Petroleum Corp.	51,066	4,863,015

Oceaneering International, Inc.	41,000	2,209,490

OGX Petroleo e Gas Participacoes SA (Brazil) †	94,009	777,636

Pacific Rubiales Energy Corp. (Colombia)	23,200	677,776

Peabody Energy Corp.	45,500	1,317,680

Petrofac, Ltd. (United Kingdom)	59,300	1,650,397

Petroleo Brasileiro SA ADR (Preference) (Brazil)	32,651	834,560

Petroleo Brasileiro SA ADR (Brazil)	4,500	119,520

PT Adaro Energy Tbk (Indonesia)	3,317,000	700,110

Repsol YPF SA (Spain)	25,267	633,870

REX American Resources Corp. †	7,492	230,004

Rosetta Resources, Inc. †	4,801	234,097

Royal Dutch Shell PLC Class A (United Kingdom)	57,886	2,021,675

Royal Dutch Shell PLC Class A (United Kingdom)	31,757	1,111,800

Royal Dutch Shell PLC Class B (United Kingdom)	44,656	1,571,044

Schlumberger, Ltd.	17,700	1,237,761

Stallion Oilfield Holdings, Ltd.	1,034	40,326

Statoil ASA (Norway)	55,940	1,518,649

Stone Energy Corp. †	30,363	868,078

Superior Energy Services †	34,400	906,784

Swift Energy Co. †	14,922	433,186

Technip SA (France)	4,403	518,698

Tesoro Corp. †	33,500	899,140

Total SA (France)	31,216	1,592,037

Tullow Oil PLC (United Kingdom)	20,197	493,299

COMMON STOCKS (56.7%)* cont.	Shares	Value

Energy cont.
Unit Corp. †	5,684	$243,048

Vaalco Energy, Inc. †	62,241	588,177

Valero Energy Corp.	127,500	3,285,675

W&T Offshore, Inc.	15,219	320,817

Western Refining, Inc.	13,457	253,261

WPX Energy, Inc.	49,100	884,291

		91,837,260
Financials (9.6%)
3i Group PLC (United Kingdom)	112,322	384,471

ACE, Ltd.	6,796	497,467

African Bank Investments, Ltd. (South Africa)	167,928	872,586

Agree Realty Corp. R	10,033	226,545

Agricultural Bank of China, Ltd. (China)	1,853,000	794,598

AIA Group, Ltd. (Hong Kong)	361,000	1,322,566

Allianz SE (Germany)	11,087	1,322,969

Allied World Assurance Co. Holdings AG	19,201	1,318,533

American Capital Agency Corp. R	4,235	125,102

American Equity Investment Life Holding Co.	31,988	408,487

American Financial Group, Inc.	25,632	988,883

American Safety Insurance Holdings, Ltd. †	16,226	305,860

Amtrust Financial Services, Inc.	5,675	152,544

Aon PLC (United Kingdom)	73,600	3,610,816

Apollo Commercial Real Estate Finance, Inc. R	17,791	278,429

Arch Capital Group, Ltd. †	38,150	1,420,706

Arlington Asset Investment Corp. Class A	6,828	151,582

Ashford Hospitality Trust, Inc. R	37,512	337,983

Assurant, Inc.	29,000	1,174,500

Assured Guaranty, Ltd. (Bermuda)	79,530	1,313,836

Australia & New Zealand Banking Group, Ltd. (Australia)	91,672	2,208,733

AvalonBay Communities, Inc. R	15,900	2,247,465

AXA SA (France)	80,773	1,339,046

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	11,262	89,625

Banco Bradesco SA ADR (Brazil)	21,299	372,733

Banco Latinoamericano de Exportaciones SA Class E (Panama)	22,547	475,967

Banco Santander Central Hispano SA (Spain)	86,316	664,240

Bank Mandiri (Persero) Tbk PT (Indonesia)	962,000	720,658

Bank of America Corp.	53,605	513,000

Bank of the Ozarks, Inc.	7,613	237,982

Barclays PLC (United Kingdom)	627,244	2,360,210

Berkshire Hathaway, Inc. Class B †	32,900	2,669,835

BM&F Bovespa SA (Brazil)	103,100	634,826

BNP Paribas SA (France)	27,362	1,298,227

Brasil Brokers Particioacoes SA (Brazil)	97,980	419,197

British Land Company PLC (United Kingdom) R	35,185	270,080

C C Land Holdings, Ltd. (China)	1,350,000	278,152

Cardinal Financial Corp.	19,506	220,418

Cardtronics, Inc. †	11,074	290,693

COMMON STOCKS (56.7%)* cont.	Shares	Value

Financials cont.
CBL & Associates Properties, Inc. R	25,809	$488,306

CBOE Holdings, Inc.	46,600	1,324,372

CFS Retail Property Trust (Australia) R	103,389	191,701

Chimera Investment Corp. R	231,300	654,579

China Construction Bank Corp. (China)	4,032,000	3,115,298

China Overseas Land & Investment, Ltd. (China)	156,000	296,510

China Pacific Insurance (Group) Co., Ltd. (China)	54,000	167,239

CIT Group, Inc. †	21,400	882,536

Citigroup, Inc.	37,583	1,373,659

Citizens & Northern Corp.	12,608	252,160

City National Corp.	5,600	293,832

CNO Financial Group, Inc. †	43,761	340,461

Commonwealth Bank of Australia (Australia)	25,628	1,329,993

DBS Group Holdings, Ltd. (Singapore)	16,000	180,486

Deutsche Bank AG (Germany)	26,124	1,299,765

Dexus Property Group (Australia)	937,543	844,904

DnB NOR ASA (Norway)	12,525	160,996

Dynex Capital, Inc. R	23,737	226,688

E*Trade Financial Corp. †	38,299	419,374

East West Bancorp, Inc.	33,838	781,319

Eaton Vance Corp.	60,000	1,714,800

Equity Residential Trust R	46,700	2,924,354

Everest Re Group, Ltd.	13,400	1,239,768

Extra Space Storage, Inc. R	8,107	233,401

Fidelity National Financial, Inc. Class A	67,200	1,211,616

Financial Institutions, Inc.	13,027	210,647

First Financial Bancorp	10,201	176,477

First Industrial Realty Trust † R	17,697	218,558

Flushing Financial Corp.	22,873	307,871

FXCM, Inc. Class A	18,727	243,264

Glimcher Realty Trust R	23,383	238,974

Hachijuni Bank, Ltd. (The) (Japan)	116,000	683,919

Hang Lung Group, Ltd. (Hong Kong)	111,000	718,269

Hanmi Financial Corp. †	25,826	261,359

Hartford Financial Services Group, Inc. (The)	110,500	2,329,340

Heartland Financial USA, Inc.	8,734	151,448

Henderson Land Development Co., Ltd. (Hong Kong)	20,000	110,359

HFF, Inc. Class A †	39,612	652,410

Home Bancshares, Inc.	9,686	257,744

Housing Development Finance Corp. (India)	37,744	498,833

HSBC Holdings PLC (London Exchange) (United Kingdom)	260,506	2,311,738

Hysan Development Co., Ltd. (Hong Kong)	34,000	136,166

ICICI Bank, Ltd. (India)	16,582	289,750

Industrial and Commercial Bank of China, Ltd. (China)	3,392,000	2,188,373

ING Groep NV GDR (Netherlands) †	67,995	566,509

Insurance Australia Group, Ltd. (Australia)	263,400	927,666

COMMON STOCKS (56.7%)* cont.	Shares	Value

Financials cont.
Interactive Brokers Group, Inc. Class A	28,134	$478,278

Invesco Mortgage Capital, Inc. R	9,751	172,105

Investment AB Kinnevik Class B (Sweden)	45,241	1,052,418

Israel Corp., Ltd. (The) (Israel)	1,583	1,065,661

Itau Unibanco Holding SA ADR (Preference) (Brazil)	83,802	1,608,160

Jefferies Group, Inc.	92,000	1,733,280

Jones Lang LaSalle, Inc.	10,400	866,424

JPMorgan Chase & Co.	287,174	13,204,261

Kasikornbank PCL NVDR (Thailand)	195,600	976,415

KB Financial Group, Inc. (South Korea)	23,898	872,144

Lexington Realty Trust R	121,057	1,088,302

LIC Housing Finance, Ltd. (India)	82,236	425,103

Lloyds Banking Group PLC (United Kingdom) †	1,279,192	687,581

LSR Group OJSC GDR (Russia)	69,605	410,670

LTC Properties, Inc. R	14,195	454,240

Macquarie Group, Ltd. (Australia)	5,148	155,071

Maiden Holdings, Ltd. (Bermuda)	21,593	194,337

MainSource Financial Group, Inc.	19,392	233,674

MarketAxess Holdings, Inc.	2,391	89,160

MFA Financial, Inc. R	31,998	239,025

Mission West Properties R	18,575	183,150

Mitsubishi UFJ Financial Group, Inc. (Japan)	306,900	1,527,640

Mitsui Fudosan Co., Ltd. (Japan)	28,000	535,508

Morgan Stanley	290,500	5,705,420

Nasdaq OMX Group, Inc. (The) †	62,400	1,616,160

National Australia Bank, Ltd. (Australia)	26,870	684,699

National Bank of Canada (Canada)	4,229	336,514

National Financial Partners Corp. †	10,559	159,863

National Health Investors, Inc. R	15,054	734,334

Nelnet, Inc. Class A	11,717	303,587

Newcastle Investment Corp. R	49,213	309,058

Northern Trust Corp.	61,900	2,937,155

Ocwen Financial Corp. †	34,100	532,983

Omega Healthcare Investors, Inc. R	10,671	226,865

One Liberty Properties, Inc. R	13,137	240,407

ORIX Corp. (Japan)	15,940	1,521,397

Peoples Bancorp, Inc.	12,029	210,989

Ping An Insurance (Group) Co. of China, Ltd. (China)	9,500	71,811

PNC Financial Services Group, Inc.	45,400	2,927,846

Popular, Inc. (Puerto Rico) †	102,039	209,180

Portfolio Recovery Associates, Inc. †	2,572	184,464

Protective Life Corp.	10,076	298,451

Prudential PLC (United Kingdom)	80,067	957,303

PS Business Parks, Inc. R	5,171	338,907

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	705,500	536,223

Public Storage R	21,500	2,970,655

COMMON STOCKS (56.7%)* cont.	Shares	Value

Financials cont.
Rayonier, Inc. R	24,250	$1,069,183

Reinsurance Group of America, Inc. Class A	21,700	1,290,499

RenaissanceRe Holdings, Ltd.	15,495	1,173,436

Republic Bancorp, Inc. Class A	4,708	112,615

Resona Holdings, Inc. (Japan)	115,600	532,120

Sberbank of Russia ADR (Russia) †	195,927	2,515,703

SCOR SE (France)	6,827	184,471

Simon Property Group, Inc. R	39,400	5,739,792

Southside Bancshares, Inc.	15,223	336,428

Sovran Self Storage, Inc. R	5,971	297,535

St. Joe Co. (The) †	45,235	859,917

Standard Chartered PLC (United Kingdom)	44,081	1,099,919

Starwood Property Trust, Inc. R	7,561	158,932

Stockland (Units) (Australia) R	208,077	633,677

Suncorp Group, Ltd. (Australia)	85,934	747,724

Svenska Handelsbanken AB Class A (Sweden) †	27,471	875,727

Swedbank AB Class A (Sweden)	55,114	856,392

Swiss Life Holding AG (Switzerland)	9,132	1,086,493

Swiss Re AG (Switzerland)	5,138	328,133

SWS Group, Inc.	33,614	192,272

Symetra Financial Corp.	21,659	249,728

TD Ameritrade Holding Corp.	99,200	1,958,208

Turkiye Vakiflar Bankasi Tao (Turkey)	69,242	131,312

UniCredito Italiano SpA (Italy)	92,436	463,047

Universal Health Realty Income Trust R	3,323	131,690

Urstadt Biddle Properties, Inc. Class A R	10,581	208,869

Virginia Commerce Bancorp, Inc. †	31,827	279,441

W.R. Berkley Corp.	34,500	1,246,140

Walker & Dunlop, Inc. †	10,209	128,633

Washington Banking Co.	15,064	208,034

Wells Fargo & Co.	258,885	8,838,334

Westpac Banking Corp. (Australia)	32,198	730,082

Wheelock and Co., Ltd. (Hong Kong)	122,000	367,624

Yuanta Financial Holding Co., Ltd. (Taiwan)	543,578	282,706

		157,329,035
Health care (6.0%)
Abbott Laboratories	11,400	698,706

ABIOMED, Inc. †	14,297	317,250

Aetna, Inc.	60,027	3,010,954

Affymax, Inc. †	17,398	204,253

Alfresa Holdings Corp. (Japan)	9,300	442,135

Amarin Corp. PLC ADR (Ireland) †	6,031	68,271

Amedisys, Inc. †	3,170	45,838

AmerisourceBergen Corp.	45,800	1,817,344

AmSurg Corp. †	8,617	241,104

Assisted Living Concepts, Inc. Class A	407	6,760

Astellas Pharma, Inc. (Japan)	21,000	862,631

COMMON STOCKS (56.7%)* cont.	Shares	Value

Health care cont.
AstraZeneca PLC (United Kingdom)	26,323	$1,170,061

athenahealth, Inc. †	2,877	213,243

AVEO Pharmaceuticals, Inc. †	8,487	105,324

Bayer AG (Germany)	4,897	344,452

Biosensors International Group, Ltd. (Singapore) †	191,000	228,674

Biotest AG-Vorzugsaktien (Germany)	3,185	189,666

C.R. Bard, Inc.	15,500	1,530,160

Centene Corp. †	8,129	398,077

Charles River Laboratories International, Inc. †	5,790	208,961

Coloplast A/S Class B (Denmark)	4,126	714,350

Computer Programs & Systems, Inc.	3,106	175,551

CONMED Corp. †	17,376	519,021

Cubist Pharmaceuticals, Inc. †	8,451	365,506

Elan Corp. PLC ADR (Ireland) †	27,053	406,066

Eli Lilly & Co.	141,759	5,708,635

Endo Pharmaceuticals Holdings, Inc. †	41,769	1,617,713

Epocrates, Inc. †	11,812	101,347

Forest Laboratories, Inc. †	116,689	4,047,941

Fresenius SE & Co. KGaA (Germany)	8,262	847,253

Gentiva Health Services, Inc. †	6,213	54,302

Gilead Sciences, Inc. †	112,200	5,480,970

GlaxoSmithKline PLC (United Kingdom)	104,392	2,331,807

Greatbatch, Inc. †	21,314	522,619

Grifols SA ADR (Spain) †	75,085	578,905

HCA Holdings, Inc.	26,000	643,240

Health Management Associates, Inc. Class A †	66,500	446,880

HealthSouth Corp. †	24,716	506,184

Hi-Tech Pharmacal Co., Inc. †	9,106	327,179

Humana, Inc.	27,400	2,533,952

InterMune, Inc. †	12,107	177,610

Jazz Pharmaceuticals PLC (Ireland) †	30,744	1,490,162

Johnson & Johnson	62,733	4,137,869

Kensey Nash Corp.	6,059	177,286

Kindred Healthcare, Inc. †	25,680	221,875

Lincare Holdings, Inc.	7,464	193,168

Magellan Health Services, Inc. †	5,464	266,698

MAP Pharmaceuticals, Inc. †	4,581	65,783

McKesson Corp.	38,700	3,396,699

Medicines Co. (The) †	34,670	695,827

Medicis Pharmaceutical Corp. Class A	12,464	468,522

MELA Sciences, Inc. † S	39,231	175,363

Merck & Co., Inc.	46,618	1,790,131

Metropolitan Health Networks, Inc. †	31,546	295,586

Mitsubishi Tanabe Pharma (Japan)	7,100	99,590

Molina Healthcare, Inc. †	22,260	748,604

Novartis AG (Switzerland)	40,877	2,262,341

COMMON STOCKS (56.7%)* cont.	Shares	Value

Health care cont.
Novo Nordisk A/S Class B (Denmark)	7,811	$1,081,458

Obagi Medical Products, Inc. †	43,143	578,116

Omnicare, Inc.	24,600	875,022

Onyx Pharmaceuticals, Inc. †	3,739	140,886

OraSure Technologies, Inc. †	89,986	1,033,939

Orion Oyj Class B (Finland)	22,938	453,379

Otsuka Holdings Company, Ltd. (Japan)	41,200	1,219,524

Par Pharmaceutical Cos., Inc. †	26,200	1,014,726

PDL BioPharma, Inc.	46,927	297,986

Pernix Therapeutics Holdings †	10,176	91,584

Pfizer, Inc.	494,619	11,208,067

Quality Systems, Inc.	10,051	439,530

Questcor Pharmaceuticals, Inc. †	4,221	158,794

ResMed, Inc. †	31,200	964,392

Roche Holding AG (Switzerland)	9,979	1,736,680

RTI Biologics, Inc. †	43,908	162,460

Salix Pharmaceuticals, Ltd. †	5,291	277,778

Sanofi (France)	42,864	3,328,875

Spectrum Pharmaceuticals, Inc. †	16,417	207,347

STAAR Surgical Co. †	33,099	358,462

Sun Healthcare Group, Inc. †	50,203	343,389

Suzuken Co., Ltd. (Japan)	19,300	595,066

Synergetics USA, Inc. †	26,909	174,909

Synthes, Inc. (Switzerland)	4,883	847,101

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	16,564	746,374

Triple-S Management Corp. Class B (Puerto Rico) †	15,353	354,654

United Therapeutics Corp. †	26,699	1,258,324

UnitedHealth Group, Inc.	136,451	8,042,422

ViroPharma, Inc. †	35,444	1,065,801

Warner Chilcott PLC Class A (Ireland) †	72,300	1,215,363

WellCare Health Plans, Inc. †	12,574	903,819

Zoll Medical Corp. †	1,869	173,125

		98,045,751
Technology (10.0%)
Acacia Research — Acacia Technologies (Tracking Stock) †	3,258	135,989

Actuate Corp. †	99,559	625,231

Acxiom Corp. †	17,369	254,977

Advanced Micro Devices, Inc. †	22,100	177,242

Agilent Technologies, Inc. †	64,700	2,879,797

Amadeus IT Holding SA Class A (Spain)	10,581	199,683

Anixter International, Inc. †	3,694	267,926

AOL, Inc. †	62,300	1,181,831

Apple, Inc. †	80,253	48,109,254

Applied Materials, Inc.	159,200	1,980,448

ASML Holding NV (Netherlands)	14,477	723,663

Aspen Technology, Inc. †	10,634	218,316

Asustek Computer, Inc. (Taiwan)	15,280	144,183

COMMON STOCKS (56.7%)* cont.	Shares	Value

Technology cont.
Baidu, Inc. ADR (China) †	7,200	$1,049,544

BMC Software, Inc. †	47,300	1,899,568

Broadcom Corp. Class A †	62,100	2,440,530

Brocade Communications Systems, Inc. †	138,000	793,500

CA, Inc.	83,724	2,307,433

CACI International, Inc. Class A †	6,618	412,235

Cadence Design Systems, Inc. †	114,000	1,349,760

Cavium, Inc. †	4,984	154,205

China Automation Group, Ltd. (China)	868,000	230,258

Cirrus Logic, Inc. †	10,025	238,595

Cisco Systems, Inc.	318,168	6,729,253

Coherent, Inc. †	3,744	218,388

Computershare, Ltd. (Australia)	31,279	291,603

Concur Technologies, Inc. †	3,913	224,528

Dell, Inc. †	169,293	2,810,264

Educomp Solutions, Ltd. (India)	24,236	91,839

EnerSys †	13,664	473,458

Entegris, Inc. †	42,099	393,205

Entropic Communications, Inc. †	48,871	284,918

Fair Isaac Corp.	18,514	812,765

FEI Co. †	15,130	743,034

Fujitsu, Ltd. (Japan)	317,000	1,669,832

Gemalto NV (Netherlands)	4,319	285,075

Google, Inc. Class A †	19,646	12,597,801

GT Advanced Technologies, Inc. †	7,428	61,430

Hollysys Automation Technologies, Ltd. (China) †	82,796	877,638

Hon Hai Precision Industry Co., Ltd. (Taiwan)	390,020	1,513,063

HTC Corp. (Taiwan)	12,000	242,728

IBM Corp.	32,520	6,785,298

Infineon Technologies AG (Germany)	93,817	959,198

InnerWorkings, Inc. †	15,386	179,247

Integrated Silicon Solutions, Inc. †	17,868	199,407

Intel Corp.	102,253	2,874,332

Ixia †	11,923	148,918

JDA Software Group, Inc. †	15,317	420,911

KLA-Tencor Corp.	26,800	1,458,456

Konami Corp. (Japan)	19,400	549,866

Kulicke & Soffa Industries, Inc. †	38,946	484,099

L-3 Communications Holdings, Inc.	23,800	1,684,326

Lam Research Corp. †	25,200	1,124,424

Lexmark International, Inc. Class A	5,627	187,041

LITE-ON IT Corp. (Taiwan)	431,000	454,883

LivePerson, Inc. †	10,521	176,437

Mail.ru Group., Ltd. GDR (Russia) †	13,380	527,841

Manhattan Associates, Inc. †	4,862	231,091

Microsoft Corp.	478,129	15,419,660

COMMON STOCKS (56.7%)* cont.	Shares	Value

Technology cont.
Monotype Imaging Holdings, Inc. †	11,160	$166,284

MTS Systems Corp.	5,582	296,348

Nanometrics, Inc. †	8,992	166,442

Netscout Systems, Inc. †	17,681	359,632

Nova Measuring Instruments, Ltd. (Israel) †	27,062	242,476

NTT Data Corp. (Japan)	122	428,776

NVIDIA Corp. †	90,600	1,394,334

Omnivision Technologies, Inc. †	9,519	190,380

Oracle Corp.	55,238	1,610,740

Parametric Technology Corp. †	9,601	268,252

Perfect World Co., Ltd. ADR (China) †	39,290	635,712

Photronics, Inc. †	30,130	200,365

Polycom, Inc. †	41,100	783,777

QLogic Corp. †	123,668	2,196,344

Qualcomm, Inc.	24,394	1,659,280

RealPage, Inc. †	13,035	249,881

RF Micro Devices, Inc. †	26,144	130,197

Rudolph Technologies, Inc. †	24,080	267,529

Samsung Electronics Co., Ltd. (South Korea)	3,650	4,107,277

SanDisk Corp. †	2,100	104,139

SAP AG (Germany)	11,389	795,323

SK Hynix, Inc. (South Korea)	34,570	892,434

Skyworks Solutions, Inc. †	23,595	652,402

Softbank Corp. (Japan)	42,200	1,247,595

SolarWinds, Inc. †	3,961	153,093

Spreadtrum Communications, Inc. ADR (China)	8,000	132,000

STEC, Inc. †	19,312	182,305

Symantec Corp. †	147,600	2,760,120

Synchronoss Technologies, Inc. †	4,534	144,725

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	144,350	415,230

Tech Data Corp. †	18,516	1,004,678

Telefonaktiebolaget LM Ericsson Class B (Sweden)	22,326	231,332

Tencent Holdings, Ltd. (China)	47,600	1,327,679

Teradyne, Inc. †	63,643	1,074,930

Texas Instruments, Inc.	5,600	188,216

TIBCO Software, Inc. †	16,165	493,033

Tripod Technology Corp. (Taiwan)	134,180	450,078

TTM Technologies, Inc. †	35,086	403,138

Tyler Technologies, Inc. †	4,315	165,739

Ultimate Software Group, Inc. †	3,061	224,310

Unisys Corp. †	4,112	81,089

VASCO Data Security International, Inc. †	37,984	409,847

Vishay Intertechnology, Inc. †	56,300	684,608

Websense, Inc. †	10,360	218,492

Western Digital Corp. †	36,100	1,494,179

COMMON STOCKS (56.7%)* cont.	Shares	Value

Technology cont.
Wistron NeWeb Corp. (Taiwan)	137,147	$302,040

Xyratex, Ltd. (United Kingdom)	14,296	227,449

		163,774,654
Transportation (0.6%)
AirAsia Bhd (Malaysia)	122,200	137,617

Central Japan Railway Co. (Japan)	232	1,911,610

ComfortDelgro Corp., Ltd. (Singapore)	459,000	569,619

Delta Air Lines, Inc. †	195,400	1,936,414

Deutsche Post AG (Germany)	14,235	274,052

International Consolidated Airlines Group SA (United Kingdom) †	147,664	425,192

Korean Air Lines Co., Ltd. (South Korea)	10,863	479,370

Swift Transportation Co. †	45,512	525,208

United Continental Holdings, Inc. †	77,900	1,674,850

Wabtec Corp.	12,800	964,736

Yangzijiang Shipbuilding Holdings, Ltd. (China)	1,527,000	1,615,616

		10,514,284
Utilities and power (1.7%)
AES Corp. (The) †	153,524	2,006,559

Ameren Corp.	59,000	1,922,220

CenterPoint Energy, Inc.	101,400	1,999,608

Centrica PLC (United Kingdom)	259,523	1,313,399

China WindPower Group, Ltd. (China) †	9,000,000	399,843

Chubu Electric Power, Inc. (Japan)	15,100	272,555

CMS Energy Corp.	64,800	1,425,600

DTE Energy Co.	39,700	2,184,691

Electric Power Development Co. (Japan)	9,400	254,846

Enel SpA (Italy)	192,275	695,457

Energias de Portugal (EDP) SA (Portugal)	58,245	169,423

Entergy Corp.	39,400	2,647,680

GDF Suez (France)	37,979	981,140

International Power PLC (United Kingdom)	22,083	143,053

National Grid PLC (United Kingdom)	127,962	1,290,478

NRG Energy, Inc. †	67,400	1,056,158

Origin Energy, Ltd. (Australia)	26,169	361,880

PG&E Corp.	83,000	3,603,030

Red Electrica Corp. SA (Spain)	20,514	1,003,821

RWE AG (Germany)	10,500	501,408

TECO Energy, Inc.	59,600	1,045,980

Toho Gas Co., Ltd. (Japan)	83,000	489,356

Tokyo Gas Co., Ltd. (Japan)	119,000	560,710

Westar Energy, Inc.	32,714	913,702

		27,242,597

Total common stocks (cost $820,055,667)		$925,775,106

CORPORATE BONDS AND NOTES (11.6%)*	Principal amount		Value

Basic materials (0.8%)
AbitibiBowater, Inc. 144A company guaranty sr. notes 10 1/4s,
2018 (Canada)		$55,000	$63,113

Airgas, Inc. sr. unsec. unsub. notes 2.85s, 2013		90,000	91,989

Allegheny Technologies, Inc. sr. unsec. unsub. notes 9 3/8s, 2019		65,000	82,072

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021		40,000	43,356

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)		285,000	342,393

Associated Materials, LLC company guaranty sr. notes 9 1/8s, 2017		115,000	111,838

Atkore International, Inc. company guaranty sr. notes 9 7/8s, 2018		400,000	419,000

Celanese US Holdings, LLC company guaranty sr. unsec. notes
6 5/8s, 2018 (Germany)		125,000	133,125

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		300,000	316,500

Clondalkin Acquisition BV 144A company guaranty sr. notes FRN
2.474s, 2013 (Netherlands)		105,000	99,225

Compass Minerals International, Inc. company guaranty sr. unsec.
notes 8s, 2019		275,000	298,375

Dow Chemical Co. (The) sr. unsec. notes 5 1/4s, 2041		65,000	67,122

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019		135,000	176,920

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021		265,000	284,727

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		355,000	362,100

FMG Resources August 2006 Pty, Ltd. 144A company guaranty
sr. unsec notes 6 3/8s, 2016 (Australia)		160,000	159,600

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		210,000	220,500

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		90,000	93,375

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		340,000	337,070

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)		140,000	139,224

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		65,000	60,450

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		215,000	222,525

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
144A company guaranty sr. notes 6 5/8s, 2020		85,000	86,913

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 5.003s, 2014		90,000	82,350

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		140,000	157,150

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		265,000	296,138

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		155,000	164,300

INEOS Group Holdings, Ltd. company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	160,000	189,434

International Paper Co. sr. unsec. notes 7.95s, 2018		$725,000	911,017

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		285,000	297,113

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019		135,000	182,934

Lyondell Chemical Co. company guaranty notes 11s, 2018		431,511	476,820

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount		Value

Basic materials cont.
LyondellBasell Industries NV 144A company guaranty sr. notes
6s, 2021 (Netherlands)		$530,000	$556,500

LyondellBasell Industries NV 144A sr. unsec. notes 5 3/4s, 2024
(Netherlands)		285,000	284,288

LyondellBasell Industries NV 144A sr. unsec. notes 5s, 2019
(Netherlands)		880,000	880,000

Momentive Performance Materials, Inc. notes 9s, 2021		225,000	196,875

Norbord, Inc. sr. unsub. plants equip. 7 1/4s, 2012 (Canada)		55,000	55,550

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		225,000	246,375

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		270,000	270,000

Old All, Inc. company guaranty sr. unsec. notes 9s, 2014
(In default) † F		285,000	—

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	80,000	116,063

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		$115,000	115,644

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 3 1/2s, 2020 (Australia)		10,000	10,210

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022		210,000	209,692

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019		210,000	210,944

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		275,000	352,851

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s, 2015
(Ireland)		195,000	195,975

Smurfit Kappa Treasury company guaranty sr. unsec. unsub. debs
7 1/2s, 2025 (Ireland)		55,000	54,450

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		260,000	294,775

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		315,000	367,763

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		271,000	279,808

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020		210,000	218,400

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		215,000	246,197

Thompson Creek Metals Co., Inc. company guaranty sr. unsec.
notes 7 3/8s, 2018		20,000	18,600

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		250,000	261,875

Tube City IMS Corp. company guaranty sr. unsec. sub. notes
9 3/4s, 2015		330,000	339,075

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019		170,000	93,500

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes FRN Ser. B, 4.297s, 2014		20,000	17,200

			12,861,378
Capital goods (0.6%)
Allied Waste North America, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2017		280,000	292,250

Allison Transmission 144A company guaranty 11s, 2015		85,000	89,675

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		415,000	446,125

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2019		300,000	321,000

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2014		135,000	138,713

American Axle & Manufacturing, Inc. 144A company guaranty
sr. notes 9 1/4s, 2017		80,000	89,400

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount		Value

Capital goods cont.
Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	315,000	$442,087

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		$70,000	70,175

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		75,000	81,563

BE Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		175,000	175,875

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		145,000	153,700

Berry Plastics Corp. Company guaranty unsub. notes 9 3/4s, 2021		90,000	98,325

Berry Plastics Holding Corp. company guaranty sr. unsec. sub.
notes 10 1/4s, 2016		100,000	103,500

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		105,000	121,081

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		180,000	200,475

Bombardier, Inc. 144A sr. unsec. notes 5 3/4s, 2022 (Canada)		135,000	131,288

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		240,000	247,200

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	65,000	91,977

Exide Technologies sr. notes 8 5/8s, 2018		$235,000	196,813

John Deere Capital Corp. notes Ser. MTN, 5 1/4s, 2012		115,000	117,751

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		500,000	541,250

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		805,000	1,028,297

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015		75,000	79,125

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		400,000	398,000

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		240,000	253,200

Raytheon Co. sr. unsec. notes 4 7/8s, 2040		65,000	68,718

Rexel SA 144A company guaranty sr. unsec. unsub. notes 6 1/8s,
2019 (France)		200,000	201,235

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes
7 1/8s, 2019		195,000	203,288

Reynolds Group Issuer, Inc. 144A company guaranty sr. unsec.
notes 9s, 2019		105,000	103,425

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC 144A
company guaranty sr. notes 8 3/4s, 2016		150,000	158,625

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A sr. notes 7 7/8s, 2019		100,000	107,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A sr. unsec. notes 9 7/8s, 2019		100,000	102,250

Ryerson Holding Corp. sr. disc. notes zero %, 2015		105,000	48,825

Ryerson, Inc. company guaranty sr. notes 12s, 2015		516,000	528,900

Silgan Holdings, Inc. 144A sr. notes 5s, 2020		65,000	64,675

Staples, Inc. sr. unsec. notes 9 3/4s, 2014		195,000	221,561

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		110,000	118,800

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		210,000	225,750

Terex Corp. company guaranty sr. unsec. notes 10 7/8s, 2016		125,000	142,188

Terex Corp. sr. unsec. sub. notes 8s, 2017		265,000	274,275

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017		395,000	404,875

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017		150,000	153,750

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Capital goods cont.
Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017	$221,000	$243,100

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018	330,000	357,225

		9,637,810
Communication services (1.4%)
Adelphia Communications Corp. escrow bonds zero %, 2012	200,000	1,000

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	140,000	162,585

America Movil SAB de CV company guaranty unsec. unsub. notes
2 3/8s, 2016 (Mexico)	200,000	202,664

American Tower Corp. REIT, Inc. sr. unsec. notes 7s, 2017 R	210,000	244,690

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	50,000	60,848

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	170,000	200,284

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	310,000	397,497

Bresnan Broadband Holdings, LLC 144A company guaranty
sr. unsec. unsub. notes 8s, 2018	185,000	192,400

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	675,000	734,906

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	80,000	84,600

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	200,000	216,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	185,000	190,550

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	150,000	163,125

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	165,000	171,188

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	185,000	195,638

CenturyLink, Inc. sr. unsec. unsub. notes Ser. L, 7 7/8s, 2012	290,000	296,670

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	495,000	531,506

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015	130,000	131,300

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018	295,000	276,563

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	425,000	418,625

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	368,000	465,915

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	150,000	165,898

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	285,000	280,013

Cricket Communications, Inc. company guaranty sr. unsec. unsub.
notes 10s, 2015	535,000	563,088

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	100,000	109,250

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021	145,000	150,981

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Germany)	195,000	268,021

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	170,000	187,850

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	225,000	237,938

Equinix, Inc. sr. unsec. notes 7s, 2021	165,000	181,088

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Communication services cont.
France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	$132,000	$137,419

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	430,000	452,575

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	190,000	204,250

Hughes Satellite Systems Corp. company guaranty sr. sec. notes
6 1/2s, 2019	290,000	303,050

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	320,000	343,200

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)	130,000	138,775

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
11 1/4s, 2016 (Bermuda)	260,000	273,650

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	315,000	331,144

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡	524,843	545,837

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)	1,280,000	1,331,200

Intelsat Luxembourg SA 144A company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡	200,000	206,000

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s, 2019
(Germany)	150,000	164,250

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030
(Netherlands)	90,000	115,555

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
9 3/8s, 2019	185,000	202,113

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
8 1/8s, 2019	45,000	46,463

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
FRN 8 5/8s, 2020	185,000	194,250

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019	205,000	222,681

Mediacom, LLC/Mediacom Capital Corp. 144A sr. unsec. notes
7 1/4s, 2022	125,000	126,250

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	420,000	441,000

Nextel Communications, Inc. company guaranty sr. unsec. notes
Ser. D, 7 3/8s, 2015	40,000	38,600

Nextel Communications, Inc. company guaranty sr. unsec. unsub.
notes 5.95s, 2014	545,000	545,000

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016	440,000	498,300

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021	305,000	298,900

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	260,000	282,100

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	230,000	259,900

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014	180,000	180,900

Qwest Corp. notes 6 3/4s, 2021	777,000	858,217

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Communication services cont.
Qwest Corp. sr. notes FRN 3.724s, 2013	$1,475,000	$1,492,175

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	85,000	90,950

Rogers Communications, Inc. company guaranty sr. unsec. bonds
8 3/4s, 2032 (Canada)	225,000	299,250

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8 1/4s, 2019	13,000	14,333

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8s, 2016	283,000	304,225

Sprint Capital Corp. company guaranty 6 7/8s, 2028	1,095,000	837,675

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	345,000	332,925

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	310,000	276,675

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes
9s, 2018	335,000	367,663

Sprint Nextel Corp. 144A sr. unsec. notes 9 1/8s, 2017	205,000	203,975

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 8 1/4s, 2014	340,000	384,393

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	105,000	125,195

Verizon Communications, Inc. sr. unsec. unsub. notes 8 3/4s, 2018	270,000	366,267

Videotron Ltee 144A sr. unsec. notes 5s, 2022 (Canada)	260,000	257,400

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)	123,000	138,683

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)	360,000	339,300

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Luxembourg)	400,000	394,000

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018	85,000	90,950

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	385,000	424,463

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021	160,000	171,200

		23,135,957
Consumer cyclicals (2.1%)
Academy, Ltd./Academy Finance Corp. 144A company guaranty
sr. unsec. notes 9 1/4s, 2019	35,000	35,875

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	245,000	221,725

Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	315,000	286,650

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	215,000	202,638

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	420,000	395,850

American Casino & Entertainment Properties LLC sr. notes
11s, 2014	316,000	334,960

American Media, Inc. 144A notes 13 1/2s, 2018	11,246	8,491

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec notes 7s, 2022	185,000	188,700

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡	105,000	107,625

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	$90,000	$96,975

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	70,000	71,050

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015	140,000	131,250

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	150,000	130,500

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	95,000	81,700

Beazer Homes USA, Inc. sr. unsec. notes company guaranty
8 1/8s, 2016	5,000	4,650

Bon-Ton Department Stores, Inc. (The) company guaranty
10 1/4s, 2014	390,000	340,275

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018	55,000	52,938

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	240,000	258,600

Building Materials Corp. 144A sr. notes 7s, 2020	95,000	100,938

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	110,000	115,638

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	95,000	100,819

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec notes 10s, 2019	205,000	213,200

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017	1,345,000	1,466,050

Caesars Operating Escrow LLC/Caesars Escrow Corp. 144A
sr. sub. notes 8 1/2s, 2020	195,000	198,413

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030	100,000	129,343

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	210,000	226,485

CCM Merger, Inc. 144A company guaranty sr. unsec notes
9 1/8s, 2019	175,000	177,188

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	45,000	50,513

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	225,000	213,750

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	160,000	167,734

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	375,000	378,750

Cinemark USA, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019	150,000	166,500

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	55,000	58,988

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡	390,697	432,697

Clear Channel Communications, Inc. company guaranty sr. notes
9s, 2021	275,000	247,500

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016	90,000	67,950

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	120,000	106,200

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	580,000	635,825

Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. sub. notes 7 5/8s, 2020	175,000	171,500

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		$215,000	$225,750

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019		290,000	274,050

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016		120,000	125,700

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 5s, 2021		180,000	195,084

DISH DBS Corp. company guaranty 6 5/8s, 2014		45,000	49,050

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		445,000	511,750

DISH DBS Corp. company guaranty sr. unsec. notes 7 3/4s, 2015		10,000	11,363

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		235,000	253,213

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019		245,000	263,988

Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020		395,000	406,811

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		352,000	401,280

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		370,000	373,700

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		355,000	430,881

Ford Motor Credit Co., LLC sr. unsec. notes 7s, 2015		100,000	109,236

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		475,000	492,032

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		480,000	518,400

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		300,000	312,000

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020		190,000	195,225

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		170,000	196,179

Host Hotels & Resorts LP company guaranty sr. unsec. unsub.
notes Ser. Q, 6 3/4s, 2016 R		110,000	113,300

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		520,000	587,600

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		308,000	306,460

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		205,000	207,050

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	68,435

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		$240,000	269,400

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041		35,000	39,226

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018		90,000	98,438

Lamar Media Corp. 144A sr. sub. notes 5 7/8s, 2022		110,000	111,925

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		787,000	822,415

Liberty Interactive, LLC debs. 8 1/4s, 2030		195,000	196,950

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021		230,000	249,550

Limited Brands, Inc. sr. notes 5 5/8s, 2022		105,000	106,050

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		420,000	420,000

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5.9s, 2016		245,000	281,072

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042		220,000	215,334

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022		70,000	70,321

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Marriott International, Inc. sr. unsec. unsub notes 3s, 2019	$695,000	$684,406

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †	285,000	19,950

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	355,000	369,200

MGM Resorts International company guaranty sr. notes 9s, 2020	25,000	27,813

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	95,000	95,950

MGM Resorts International company guaranty sr. unsec. notes
6 5/8s, 2015	125,000	128,438

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	135,000	137,363

MGM Resorts International sr. notes 10 3/8s, 2014	30,000	34,013

MGM Resorts International sr. notes 6 3/4s, 2012	315,000	320,316

MGM Resorts International 144A company guaranty sr. unsec.
notes 8 5/8s, 2019	145,000	155,513

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	180,000	191,261

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019 ‡‡	663,300	656,667

Navistar International Corp. sr. notes 8 1/4s, 2021	487,000	528,395

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	205,000	206,025

News America Holdings, Inc. debs. 7 3/4s, 2045	210,000	245,894

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018	215,000	237,038

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	245,000	259,700

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	100,000	99,000

Owens Corning company guaranty sr. unsec. notes 9s, 2019	670,000	825,775

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	140,000	157,150

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	400,000	416,504

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	145,000	159,319

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	215,000	218,494

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017	45,000	49,050

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	285,000	299,250

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	195,000	180,863

QVC Inc. 144A sr. notes 7 3/8s, 2020	160,000	176,000

Realogy Corp. company guaranty sr. unsec. unsub. notes
11 1/2s, 2017	380,000	358,150

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	55,000	56,375

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	80,000	80,000

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	55,000	57,475

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	355,000	388,725

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	295,000	328,925

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017	310,000	329,375

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	275,000	258,500

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019		$90,000	$83,025

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		330,000	299,475

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub.
notes 6 5/8s, 2020		210,000	221,025

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		50,000	49,000

Sealy Mattress Co. 144A company guaranty sr. sec. notes
10 7/8s, 2016		120,000	130,201

Sears Holdings Corp. company guaranty 6 5/8s, 2018		120,000	106,650

Spectrum Brands Holdings, Inc. Company guaranty sr. notes
9 1/2s, 2018		155,000	174,763

Spectrum Brands Holdings, Inc. 144A company guaranty sr. notes
9 1/2s, 2018		105,000	118,388

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020		200,000	202,000

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A notes 8 5/8s, 2016		105,000	111,038

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021		180,000	196,658

Time Warner, Inc. company guaranty sr. unsec. notes 3.15s, 2015		30,000	31,770

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022		450,000	456,849

Toys R Us — Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016		65,000	66,625

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017		535,000	585,825

TransUnion Holding Co., Inc. 144A sr. notes 9 5/8s, 2018 ‡‡		70,000	73,500

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016		50,000	16,000

Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014		135,000	85,388

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		190,000	114,713

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes
Ser. REGS, 6 3/8s, 2014	EUR	165,000	225,896

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		$100,000	111,500

TRW Automotive, Inc. 144A company guaranty sr. unsec. unsub.
notes 7s, 2014		330,000	357,225

Univision Communications, Inc. 144A company guaranty sr. unsec.
notes 8 1/2s, 2021		240,000	237,600

UR Financing Escrow Corp. 144A company guaranty notes
5 3/4s, 2018		70,000	71,663

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022		105,000	107,888

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037		540,000	710,936

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021		80,000	79,295

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041		30,000	30,290

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		155,000	170,306

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013		450,000	509,063

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		300,000	324,000

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015	$12,000	$12,300

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡	185,000	188,469

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	484,000	519,090

		33,400,937
Consumer staples (1.0%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015	190,000	207,339

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	150,000	203,824

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	20,000	26,895

Anheuser-Busch InBev Worldwide, Inc. company guaranty unsec.
unsub. notes 5 3/8s, 2020	315,000	370,187

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	80,000	87,200

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 5/8s, 2018	70,000	75,950

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2016	120,000	123,300

Avis Budget Car Rental, LLC 144A company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019	65,000	67,763

Bunge Ltd., Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	13,000	15,881

Bunge Ltd., Finance Corp. company guaranty unsec. unsub. notes
4.1s, 2016	122,000	127,288

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018	180,000	201,600

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡	156,238	160,925

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	180,000	158,400

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes
9 5/8s, 2015	256,907	219,655

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	210,000	217,088

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	350,000	396,375

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017	550,000	596,750

CVS Caremark Corp. sr. unsec. unsub. notes 6.6s, 2019	80,000	98,402

CVS Pass-Through Trust 144A pass-through certificates
6.117s, 2013	423,110	433,168

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	205,000	232,039

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub. notes
11s, 2018	295,000	315,650

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018	65,000	71,906

Dean Foods Co. company guaranty sr. unsec. unsub. notes 7s, 2016	290,000	297,975

Del Monte Corp. company guaranty sr. unsec. notes 7 5/8s, 2019	100,000	99,250

Delhaize Group company guaranty sr. unsec. bond 5 7/8s, 2014
(Belgium)	135,000	145,086

Diageo Capital PLC company guaranty 5 3/4s, 2017
(United Kingdom)	280,000	336,519

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	285,000	312,075

Dole Food Co. sr. notes 13 7/8s, 2014	107,000	122,381

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount		Value

Consumer staples cont.
Dole Food Co. 144A sr. notes 8s, 2016		$170,000	$178,500

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		240,000	260,400

General Mills, Inc. sr. unsec. notes 5.65s, 2019		75,000	88,941

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013		216,000	228,784

Hertz Corp. company guaranty sr. unsec. notes 7 1/2s, 2018		100,000	106,125

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	250,000	360,342

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2014		$310,000	361,150

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020		100,000	102,750

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		220,000	213,400

Kraft Foods, Inc. sr. unsec. notes 6 1/2s, 2017		20,000	24,127

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040		180,000	220,138

Kroger Co. company guaranty sr. unsec. unsub. notes 6.4s, 2017		74,000	89,217

Landry’s Acquisition Co. 144A company guaranty notes
11 5/8s, 2015		65,000	72,394

Landry’s Restaurant, Inc. company guaranty sr. notes
11 5/8s, 2015		205,000	228,319

Libbey Glass, Inc. sr. notes 10s, 2015		113,000	120,769

McDonald’s Corp. sr. unsec. bond 6.3s, 2037		56,000	74,563

McDonald’s Corp. sr. unsec. notes 5.7s, 2039		174,000	217,613

Michael Foods, Inc. company guaranty sr. unsec notes
9 3/4s, 2018		125,000	137,344

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018		185,000	248,654

Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp.
company guaranty sr. unsec. notes 9 1/4s, 2015		460,000	472,650

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022		90,000	94,275

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		315,000	344,138

Revlon Consumer Products Corp. company guaranty notes
9 3/4s, 2015		520,000	559,000

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		245,000	249,900

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		709,000	710,773

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		80,000	92,100

Rite Aid Corp. 144A sr. notes 9 1/4s, 2020		210,000	212,100

RSC Equipment Rental, Inc. 144A sr. sec. notes 10s, 2017		145,000	168,200

SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes
4.95s, 2042		250,000	259,007

Service Corporation International sr. notes 7s, 2019		115,000	124,488

Service Corporation International sr. unsec. unsub. notes
6 3/4s, 2016		625,000	676,563

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014		490,000	573,300

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		200,000	208,500

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		1,055,000	1,223,800

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Consumer staples cont.
United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	$300,000	$330,750

Wendy’s Co. (The) company guaranty sr. unsec. unsub. notes
10s, 2016	510,000	557,175

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	115,000	126,213

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	155,000	165,075

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	110,000	126,117

		16,328,525
Energy (1.5%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021	80,000	72,400

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6s, 2019	195,000	178,425

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031	1,005,000	1,241,521

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	130,000	149,540

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	35,000	41,588

Apache Corp. sr. unsec. unsub. notes 3 5/8s, 2021	255,000	268,935

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	40,000	37,100

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019	250,000	230,625

Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013	107,000	107,134

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	120,000	87,600

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	125,000	131,250

Aurora USA Oil & Gas Inc 144A sr. notes 9 7/8s, 2017	140,000	145,425

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.2s, 2016 (United Kingdom)	430,000	454,812

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	455,000	478,888

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	200,000	223,000

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017	450,000	470,250

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	10,000	10,650

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017	95,000	101,175

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6.775s, 2019	280,000	277,900

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec notes 6 1/8s, 2022	80,000	80,600

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	100,000	99,500

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	255,000	253,088

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	275,000	290,469

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2022	110,000	108,350

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Energy cont.
CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	$530,000	$553,850

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	310,000	323,175

CONSOL Energy, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021	40,000	38,200

Continental Resources, Inc. 144A company guaranty sr. unsec
notes 5s, 2022	235,000	236,175

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	325,000	345,313

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	339,000	378,833

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	145,000	152,613

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	585,000	519,188

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
9 1/8s, 2017	145,000	151,525

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021	145,000	130,863

Forbes Energy Services Ltd. company guaranty sr. unsec notes
9s, 2019	185,000	180,375

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. notes 7 5/8s, 2018	265,000	276,925

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes 6
.51s, 2022 (Russia)	230,000	250,700

Gazprom Via Gaz Capital SA 144A sr. unsec. unsub notes 8.146s,
2018 (Russia)	158,000	184,960

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014
(Russia)	1,000,000	1,143,150

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	420,000	407,400

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016	373,000	390,718

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017 R	20,000	20,025

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	245,000	256,638

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 6 7/8s, 2021	231,000	222,338

James River Coal Co. company guaranty sr. unsec. unsub. notes
7 7/8s, 2019	60,000	40,800

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	60,000	77,371

Key Energy Services, Inc. company guaranty unsec. unsub. notes
6 3/4s, 2021	245,000	251,738

Key Energy Services, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021	55,000	56,238

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	310,000	327,825

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub. notes
9 1/2s, 2019	355,000	394,938

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Energy cont.
Lone Pine Resources Canada, Ltd. 144A company guaranty
sr. notes 10 3/8s, 2017 (Canada)	$110,000	$115,088

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	205,000	214,738

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	275,000	214,500

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	5,000	5,119

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	115,000	119,888

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	375,000	379,688

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	245,000	264,519

Offshore Group Investments, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	285,000	313,500

Peabody Energy Corp. company guaranty 7 3/8s, 2016	405,000	444,488

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	25,000	25,000

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018	380,000	372,400

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020
(Canada)	410,000	427,425

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	215,000	245,906

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	1,920,000	1,714,138

Petroleum Development Corp. company guaranty sr. unsec. notes
12s, 2018	345,000	374,325

Petronas Capital, Ltd. 144A company guaranty unsec. unsub.
notes 5 1/4s, 2019 (Malaysia)	510,000	568,535

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 6 3/4s, 2022	385,000	402,325

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	370,000	391,275

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	115,000	124,775

Range Resources Corp. company guaranty sr. unsec. sub. notes
5s, 2022	95,000	93,813

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	315,000	346,500

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	995,000	1,067,138

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	525,000	531,563

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	60,000	59,100

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018	115,000	117,300

Shell International Finance BV company guaranty sr. unsec. notes
3.1s, 2015 (Netherlands)	270,000	288,898

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	125,000	132,500

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	105,000	111,825

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040
(Norway)	110,000	123,114

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)	55,000	58,506

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	75,000	76,688

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Energy cont.
Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039	$685,000	$943,114

Whiting Petroleum Corp. company guaranty 7s, 2014	370,000	394,050

Williams Cos., Inc. (The) notes 7 3/4s, 2031	16,000	19,491

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	43,000	53,587

WPX Energy, Inc. 144A sr. unsec. notes 6s, 2022	85,000	85,000

WPX Energy, Inc. 144A sr. unsec. notes 5 1/4s, 2017	320,000	318,400

		24,390,318
Financials (2.2%)
Abbey National Treasury Service bank guaranty sr. unsec. unsub.
notes FRN 2.137s, 2014 (United Kingdom)	135,000	131,031

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017
(Netherlands)	890,000	902,914

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	165,000	150,975

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	495,000	646,075

Aflac, Inc. sr. unsec. notes 6.9s, 2039	220,000	258,145

Air Lease Corp. 144A sr. notes 5 5/8s, 2017	210,000	208,950

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	210,000	216,245

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015	160,000	174,200

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8s, 2020	145,000	161,313

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	140,000	151,200

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2017	85,000	85,000

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
FRN 2.688s, 2014	236,000	223,807

Ally Financial, Inc. unsec. sub. notes 8s, 2018	155,000	164,688

American Express Co. sr. unsec. notes 8 1/8s, 2019	420,000	549,063

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068	275,000	291,088

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	437,000	475,083

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	325,000	367,857

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2018 (France)	425,000	368,688

Bank of America Corp. sr. unsec. unsub notes 5 7/8s, 2042	285,000	286,932

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	1,005,000	1,104,981

Bank of Montreal sr. unsec. bond 2 1/8s, 2013 (Canada)	185,000	188,120

Bank of New York Mellon Corp. (The) sr. unsec. notes 4.3s, 2014	270,000	289,130

Bank of New York Mellon Corp. (The) sr. unsec. notes 2.95s, 2015	30,000	31,589

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	20,000	20,508

Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049
(United Kingdom)	130,000	109,850

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	588,000	691,523

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	480,000	493,554

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	640,000	707,187

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	190,000	200,851

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Financials cont.
Capital One Capital IV company guaranty jr. unsec. sub. notes
FRN 6.745s, 2037	$235,000	$235,000

Capital One Capital V company guaranty jr. unsec. sub. notes
10 1/4s, 2039	270,000	277,425

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	85,000	90,313

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017	280,000	317,800

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	225,000	229,500

CIT Group, Inc. 144A bonds 7s, 2017	1,345,000	1,348,363

CIT Group, Inc. 144A bonds 7s, 2016	210,000	210,525

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	305,000	330,544

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	210,000	214,200

Citigroup Capital XXi company guaranty jr. unsec. sub. notes
FRN 8.3s, 2057	765,000	772,268

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	222,000	227,768

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018	140,000	151,200

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	250,000	244,063

Deutsche Bank AG London sr. unsec. notes 2 3/8s, 2013
(United Kingdom)	5,000	5,053

Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014
(United Kingdom)	885,000	924,752

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	180,000	184,050

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	185,000	215,294

General Electric Capital Corp. sr. unsec. FRN Ser. MTN, 0.71s, 2016	260,000	248,561

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	440,000	525,688

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	335,000	382,129

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	122,000	119,156

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019	320,000	318,028

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	408,000	435,513

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015	185,000	190,781

HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014	40,000	41,000

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	575,000	598,000

International Lease Finance Corp. sr. unsec. Ser. MTN, 5 5/8s, 2013	625,000	637,500

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	25,000	24,750

International Lease Finance Corp. sr. unsec. unsub notes
4 7/8s, 2015	395,000	390,063

JPMorgan Chase & Co. sr. notes 6s, 2018	724,000	837,530

Lehman Brothers E-Capital Trust I Escrow notes zero %, 2065 F	1,375,000	138

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.8s, 2037	700,000	682,500

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018	906,000	1,007,199

MetLife, Inc. sr. unsec. 6 3/4s, 2016	155,000	184,150

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	1,175,000	1,232,856

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Financials cont.
MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec notes 6 7/8s, 2021 R	$115,000	$120,175

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	140,000	142,100

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	215,000	237,575

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 7/8s, 2022	155,000	156,163

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 5/8s, 2020	95,000	95,475

Nuveen Investments, Inc. company guaranty sr. unsec. unsub.
notes 10 1/2s, 2015	290,000	300,513

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	155,000	164,300

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	250,000	259,375

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	160,000	155,600

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	140,000	102,900

Prudential Covered Trust 2012-1 144A company guaranty notes
2.997s, 2015	555,000	561,265

Prudential Financial, Inc. jr. unsec. sub. notes FRN 8 7/8s, 2038	140,000	164,150

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	170,000	166,549

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015	295,000	250,750

Royal Bank of Scotland PLC (The) bank guaranty sr. unsec. unsub.
notes 3.95s, 2015 (United Kingdom)	320,000	323,524

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A notes
7 1/8s, 2014 (Russia)	120,000	127,446

Santander Holdings USA, Inc. sr. unsec. unsub. notes 4 5/8s, 2016	63,000	63,840

Santander Issuances S.A. Unipersonal 144A bank guaranty unsec.
sub. notes 5.911s, 2016 (Spain)	500,000	484,393

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022
(Luxembourg)	220,000	226,652

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017
(Luxembourg)	320,000	324,800

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	100,000	113,090

SLM Corp. sr. notes Ser. MTN, 8s, 2020	225,000	243,000

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	140,000	156,100

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI, 4 7/8s, 2012	755,000	732,350

USI Holdings Corp. 144A company guaranty sr. unsec. notes
FRN 4.378s, 2014	45,000	42,075

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	395,000	396,715

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	10,000	10,324

Vnesheconombank Via VEB Finance PLC 144A bank guaranteed
bonds 6.8s, 2025 (Russia)	2,000,000	2,092,358

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	195,000	204,456

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)	500,000	522,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s,
2018 (Russia)	1,976,000	2,087,150

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount		Value

Financials cont.
Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		$95,000	$109,446

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)		45,000	46,676

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019
(Australia)		220,000	237,063

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037		290,000	281,300

			35,186,355
Health care (0.6%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016		129,000	151,759

Amgen, Inc. sr. unsec. notes 3.45s, 2020		345,000	346,826

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)		270,000	351,929

Aviv Healthcare Properties LP company guaranty sr. unsec. notes
7 3/4s, 2019		215,000	220,913

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		145,000	156,056

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		295,000	302,375

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	250,000	362,436

CHS/Community Health Systems, Inc. 144A company guaranty
sr. unsec. notes 8s, 2019		$275,000	284,625

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		235,000	247,958

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	105,000	145,087

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018
(Luxembourg)		$545,000	559,988

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		70,000	73,150

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		210,000	219,975

Elan Finance PLC/Elan Finance Corp. company guaranty sr. unsec.
notes 8 3/4s, 2016 (Ireland)		570,000	627,713

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019		220,000	226,050

Endo Pharmaceutical Holdings, Inc. company guaranty sr. unsec
notes 7s, 2019		155,000	165,463

Fresenius Medical Care US Finance II, Inc. 144A company guaranty
sr. unsec. notes 5 5/8s, 2019		205,000	211,150

Grifols, Inc. company guaranty sr. unsec notes 8 1/4s, 2018		270,000	292,275

HCA, Inc. sr. notes 6 1/2s, 2020		865,000	909,331

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		245,000	259,700

HCA, Inc. sr. unsec. notes 6 1/4s, 2013		50,000	51,313

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		270,000	288,900

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec notes 8 3/8s, 2019		300,000	291,750

Jaguar Holding Co. II/ Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		255,000	276,675

Johnson & Johnson sr. unsec. notes 4.85s, 2041		335,000	381,628

Kinetics Concept/KCI USA 144A company guaranty notes
10 1/2s, 2018		450,000	467,438

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019		245,000	230,300

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		210,000	226,800

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Health care cont.
Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037	$45,000	$54,953

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	80,000	79,900

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	87,885	88,324

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	200,000	215,500

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	67,000	76,715

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	155,000	173,600

Tenet Healthcare Corp. 144A company guaranty notes
6 1/4s, 2018	300,000	309,750

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec.
unsub. notes 3s, 2015 (Netherland Antilles)	135,000	141,909

United Surgical Partners International, Inc. company guaranty
sr. unsec. sub. notes 8 7/8s, 2017	120,000	125,700

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	310,000	347,976

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	55,000	54,810

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020	170,000	175,100

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	45,000	44,775

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	105,000	105,788

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017	45,000	45,563

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	10,000	6,600

WellPoint, Inc. notes 7s, 2019	95,000	117,959

		10,494,485
Miscellaneous (—%)
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	170,000	170,000

		170,000
Technology (0.7%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	15,000	16,500

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	315,000	346,500

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	195,000	154,050

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015	25,000	24,750

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	420,000	413,700

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	145,000	145,363

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	410,000	372,075

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	175,000	157,938

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	395,000	427,870

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	108,000	116,910

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	215,000	255,225

Epicor Software Corp. company guaranty sr. unsec notes
8 5/8s, 2019	125,000	127,813

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020	140,000	155,400

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017	95,000	104,025

First Data Corp. company guaranty sr. unsec notes 12 5/8s, 2021	290,000	290,725

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Technology cont.
First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	$1,438,166	$1,459,738

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	415,000	405,663

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	200,000	203,750

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020	161,000	180,723

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	88,000	98,560

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	285,000	312,075

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	95,000	103,388

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	135,000	154,229

Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041	155,000	183,098

Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021	120,000	135,777

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	105,000	114,713

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020	470,000	495,850

Jazz Technologies, Inc. company guaranty sr. unsec. notes
8s, 2015 F	167,000	140,280

Lawson Software, Inc. 144A sr. notes 9 3/8s, 2019	70,000	72,275

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	1,925,000	2,007,581

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	60,000	71,924

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	250,000	284,224

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes
9 3/4s, 2018 (Netherlands)	355,000	401,150

NXP BV/NXP Funding, LLC 144A sr. sec. notes 10s, 2013
(Netherlands)	34,000	36,890

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN, 5 1/4s, 2037	155,000	154,845

Seagate HDD Cayman company guaranty sr. unsec. unsub. notes
7 3/4s, 2018 (Cayman Islands)	195,000	213,525

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	215,000	229,513

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	275,000	303,188

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	154,000	175,358

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	60,000	66,746

		11,113,907
Transportation (0.1%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)	340,000	355,300

AMGH Merger Sub, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	290,000	301,600

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	105,000	113,330

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	95,000	108,252

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	560,000	539,421

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	197,380	225,013

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017	38,000	40,043

Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018	305,000	332,069

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	300,000	124,500

		2,139,528

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Utilities and power (0.6%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	$180,000	$187,495

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	725,000	816,531

AES Corp. (The) 144A sr. notes 7 3/8s, 2021	165,000	182,325

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	35,000	34,224

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	20,000	26,195

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	235,000	254,388

Calpine Corp. 144A sr. notes 7 1/4s, 2017	570,000	604,200

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	30,000	32,697

Consolidated Edison Co. of New York sr. unsec. unsub. notes
4.2s, 2042	130,000	128,186

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 7 1/4s, 2021	160,000	177,600

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	345,000	370,875

Dominion Resources, Inc. unsub. notes 5.7s, 2012	343,000	350,785

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	265,000	270,047

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †	505,000	332,038

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	70,000	48,300

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	30,000	24,600

Edison Mission Energy sr. unsec. notes 7.2s, 2019	395,000	244,900

Edison Mission Energy sr. unsec. notes 7s, 2017	10,000	6,300

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032	225,000	256,217

El Paso Corp. sr. unsec. notes 7s, 2017	670,000	746,074

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)	115,000	136,531

Electricite de France SA (EDF) 144A notes 6 1/2s, 2019 (France)	165,000	192,926

Energy Future Holdings Corp. company guaranty sr. notes 10s, 2020	100,000	108,500

Energy Future Intermediate Holding Co., LLC sr. notes 9 3/4s, 2019	256,000	264,960

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	154,000	167,860

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	300,000	333,000

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	85,000	89,798

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	75,000	78,653

Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 5.7s, 2042	90,000	97,312

Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 3.2s, 2016	100,000	105,080

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	425,000	386,750

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	65,000	59,800

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	105,000	114,450

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	195,000	232,343

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	7,000	8,321

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	235,000	287,998

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	115,000	144,073

NRG Energy, Inc. company guaranty 7 3/8s, 2017	100,000	104,000

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	735,000	705,600

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	160,000	173,639

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034	112,000	136,144

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Utilities and power cont.
PSEG Power, LLC company guaranty sr. unsec. notes 5.32s, 2016	$144,000	$160,527

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	75,000	90,286

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	240,000	246,600

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	10,000	11,085

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty notes 15s, 2021	185,000	68,450

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016 ‡‡	479,211	95,842

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	200,000	130,500

Union Electric Co. sr. sec. notes 6.4s, 2017	140,000	167,794

		9,992,799

Total corporate bonds and notes (cost $181,149,985)		$188,851,999

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (6.8%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.5%)
Government National Mortgage Association
Pass-Through Certificates
4 1/2s, TBA, April 1, 2042	$7,000,000	$7,615,782
4s, TBA, April 1, 2042	1,000,000	1,072,734

		8,688,516
U.S. Government Agency Mortgage Obligations (6.3%)
Federal National Mortgage Association Pass-Through Certificates
6s, October 1, 2016	522,529	561,787
5 1/2s, TBA, April 1, 2042	23,000,000	25,059,218
4 1/2s, with due dates from February 1, 2039 to April 1, 2039	438,079	465,322
4s, TBA, April 1, 2042	37,000,000	38,789,298
4s, TBA, April 1, 2027	8,000,000	8,475,000
3 1/2s, TBA, May 1, 2042	1,000,000	1,023,828
3 1/2s, TBA, April 1, 2042	27,000,000	27,725,625

		102,100,078

Total U.S. government and agency mortgage obligations (cost $110,920,330)		$110,788,594

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.000%, April 15, 2012 [i]	$726,868	$735,344

U.S. Treasury Inflation Protected Securities 0.625%, April 15, 2013 [i]	336,586	346,451

U.S. Treasury Notes 4.250%, September 30, 2012 [i]	165,000	168,341

Total U.S. treasury obligations (cost $1,250,136)		$1,250,136

MORTGAGE-BACKED SECURITIES (2.6%)*	Principal amount	Value

American Home Mortgage Assets FRB Ser. 06-6, Class A1A,
0.432s, 2046	$887,415	$421,522

American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1A, 0.402s, 2047	4,854,328	2,621,337

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	490,210	502,471
Ser. 07-1, Class XW, IO, 0.284s, 2049	1,642,834	20,713

MORTGAGE-BACKED SECURITIES (2.6%)* cont.	Principal amount	Value

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.865s, 2042	$2,071,227	$35,708
Ser. 04-5, Class XC, IO, 0.717s, 2041	2,503,590	41,076
Ser. 02-PB2, Class XC, IO, 0.541s, 2035	1,456,141	1,410
Ser. 07-5, Class XW, IO, 0.416s, 2051	6,419,935	97,878
Ser. 05-1, Class XW, IO, 0.066s, 2042	12,997,931	5,862

Banc of America Funding Corp. FRB Ser. 07-B, Class A1, 0.452s, 2047	1,210,426	711,125

Barclays Capital LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.837s, 2046	5,782,732	238,538
Ser. 09-RR7, Class 2A7, IO, 1.637s, 2047	15,340,895	636,647
Ser. 09-RR7, Class 2A1, IO, 0 3/4s, 2047	14,620,199	361,119
Ser. 09-RR7, Class 1A1, IO, 0 3/4s, 2046	15,027,324	371,175

Bear Stearns Commercial Mortgage Securities, Inc. Ser. 04-PR3I,
Class X1, IO, 0 1/4s, 2041	325,056	5,256

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 04-PWR5, Class E, 5.222s, 2042	406,000	398,948
Ser. 06-PW14, Class X1, IO, 0.182s, 2038 F	5,840,184	99,316

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	2,557,715	64,966
Ser. 07-AR5, Class 1X2, IO, 0 1/2s, 2047	1,555,951	32,208
Ser. 06-AR5, Class 1X, IO, 0 1/2s, 2046	3,394,003	61,431
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	1,829,346	25,428

CFCRE Commercial Mortgage Trust 144A Ser. 11-C1, Class XA, IO,
1.492s, 2044 F	4,834,310	319,221

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ,
4.96s, 2043	340,000	324,748

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5, Class XC, IO,
0.112s, 2049	40,908,548	548,175

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.385s, 2049	2,963,105	41,780
Ser. 07-CD4, Class XC, IO, 0.156s, 2049	9,910,616	87,213

Commercial Mortgage Pass-Through Certificates Ser. 05-C6, Class AJ,
5.209s, 2044	750,000	740,437

Commercial Mortgage Pass-Through Certificates 144A
Ser. 05-LP5, Class XC, IO, 0.188s, 2043	15,516,122	149,808
Ser. 06-C8, Class XS, IO, 0.175s, 2046	49,171,322	642,067
Ser. 05-C6, Class XC, IO, 0.067s, 2044	8,595,300	47,063

Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A3, 0.592s, 2035	582,495	349,497
FRB Ser. 06-OA10, Class 3A1, 0.432s, 2046	4,111,407	2,137,932

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.794s, 2039	696,655	697,022
Ser. 06-C5, Class AX, IO, 0.183s, 2039	5,982,423	81,557

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C1, Class AX, IO, 0.145s, 2040	6,921,000	40,427
Ser. 07-C2, Class AX, IO, 0.101s, 2049	15,640,419	98,681

CS First Boston Mortgage Securities Corp.
Ser. 05-C5, Class AJ, 5.1s, 2038 F	792,000	811,641
Ser. 05-C1, Class AJ, 5.075s, 2038	489,000	494,438

MORTGAGE-BACKED SECURITIES (2.6%)* cont.	Principal amount	Value

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	$383,000	$408,125
FRB Ser. 03-CK2, Class G, 5.744s, 2036	909,000	905,921
Ser. 03-C3, Class AX, IO, 1.753s, 2038	4,507,517	54,023
Ser. 02-CP3, Class AX, IO, 1.372s, 2035	2,354,777	3,544
Ser. 04-C4, Class AX, IO, 1.018s, 2039	454,670	8,941

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.633s, 2032	148,953	230,877
IFB Ser. 3072, Class SM, 22.91s, 2035	207,321	311,779
IFB Ser. 3072, Class SB, 22.764s, 2035	185,474	277,709
IFB Ser. 3249, Class PS, 21.477s, 2036	169,347	243,558
IFB Ser. 3065, Class DC, 19.135s, 2035	114,242	170,864
IFB Ser. 2990, Class LB, 16.328s, 2034	192,694	260,802
IFB Ser. 3031, Class BS, 16.121s, 2035	112,756	149,938
IFB Ser. 3727, Class PS, IO, 6.458s, 2038	2,337,391	277,163
IFB Ser. 3708, Class SQ, IO, 6.308s, 2040	1,530,104	235,422
IFB Ser. 3934, Class SA, IO, 6.158s, 2041	4,339,404	778,836
Ser. 3747, Class HI, IO, 4 1/2s, 2037	247,588	30,860
Ser. T-56, Class A, IO, 0.524s, 2043	140,595	2,373
Ser. T-56, Class 3, IO, 0.477s, 2043	113,520	35
Ser. T-56, Class 1, IO, 0.294s, 2043	150,142	47
Ser. T-56, Class 2, IO, 0 1/8s, 2043	136,671	43
Ser. 3327, Class IF, IO, zero %, 2037	3,253	—
Ser. 1208, Class F, PO, zero %, 2022	3,276	2,985
FRB Ser. 3326, Class WF, zero %, 2035	17,110	14,763

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.45s, 2036	99,503	175,918
IFB Ser. 06-8, Class HP, 23.68s, 2036	96,232	156,021
IFB Ser. 07-53, Class SP, 23.314s, 2037	179,251	271,885
IFB Ser. 05-75, Class GS, 19.525s, 2035	200,530	281,930
IFB Ser. 404, Class S13, IO, 6.158s, 2040	1,694,961	229,709
Ser. 02-W8, Class 1, IO, 0.343s, 2042	780,797	8,784
Ser. 03-W10, Class 1, IO, 1.437s, 2043	214,756	10,167
Ser. 01-50, Class B1, IO, 0.407s, 2041	1,516,680	15,167
Ser. 01-79, Class BI, IO, 0.303s, 2045	544,561	3,637
Ser. 03-34, Class P1, PO, zero %, 2043	25,532	20,425
Ser. 04-61, Class CO, PO, zero %, 2031	11,199	11,123
FRB Ser. 06-104, Class EK, zero %, 2036	2,034	1,973

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.088s, 2020 F	223,691	5,662

First Union-Lehman Brothers Commercial Mortgage Trust II Ser. 97-C2,
Class G, 7 1/2s, 2029	71,000	76,375

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.134s, 2043	7,133,750	54,766
Ser. 05-C3, Class XC, IO, 0.091s, 2045	100,233,614	459,078
Ser. 07-C1, Class XC, IO, 0.088s, 2049	36,480,108	189,915

GMAC Commercial Mortgage Securities, Inc.
Ser. 04-C3, Class AJ, 4.915s, 2041	415,000	407,174
Ser. 97-C1, Class X, IO, 1.162s, 2029	264,714	7,621
Ser. 05-C1, Class X1, IO, 0.238s, 2043	2,533,023	33,910

MORTGAGE-BACKED SECURITIES (2.6%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 10-85, Class SD, IO, 6.408s, 2038	$99,701	$16,895
IFB Ser. 10-120, Class SB, IO, 5.958s, 2035	200,748	21,940
IFB Ser. 10-20, Class SC, IO, 5.908s, 2040	78,328	13,207
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	91,293	15,805
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	2,202,664	369,343
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	1,748,240	236,012
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	3,442,569	361,504
Ser. 99-31, Class MP, PO, zero %, 2029	5,290	4,904

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X, IO, 1s, 2036	1,747,591	63,438

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class AJ, 4.859s, 2042	339,000	351,209

Greenwich Capital Commercial Funding Corp. 144A Ser. 05-GG3,
Class XC, IO, 0.738s, 2042	6,872,956	108,009

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2, 5.506s, 2038	117,797	119,877

GS Mortgage Securities Corp. II 144A Ser. 06-GG6, Class XC, IO,
0.076s, 2038	2,777,980	4,309

Harborview Mortgage Loan Trust FRB Ser. 05-16, Class 3A1A,
0.492s, 2036	910,969	515,608

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39, Class A1,
0.422s, 2037	2,333,563	1,236,789

JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1,
0.442s, 2037	2,314,147	1,041,366

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 04-CB9, Class B, 5.653s, 2041 F	447,000	429,173
FRB Ser. 05-CB12, Class AJ, 4.987s, 2037	846,000	809,478
Ser. 04-C3, Class B, 4.961s, 2042	331,000	315,013
Ser. 06-LDP8, Class X, IO, 0.552s, 2045	2,665,349	53,523
Ser. 06-CB17, Class X, IO, 0.503s, 2043	12,924,084	257,667
Ser. 07-LDPX, Class X, IO, 0.319s, 2049	4,358,640	47,958

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 05-LDP2, Class X1, IO, 0.322s, 2042	14,036,118	203,580
Ser. 05-CB12, Class X1, IO, 0.113s, 2037	2,997,837	27,562

Key Commercial Mortgage Ser. 07-SL1, Class A2, 5.519s, 2040	902,505	839,330

LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	422,185	422,185
Ser. 07-C2, Class XW, IO, 0.518s, 2040	1,231,516	24,462

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.649s, 2038	1,536,799	37,641
Ser. 06-C7, Class XCL, IO, 0.262s, 2038	2,894,520	51,557
Ser. 05-C3, Class XCL, IO, 0.24s, 2040	3,702,485	61,943
Ser. 05-C2, Class XCL, IO, 0.227s, 2040	9,610,212	75,190
Ser. 06-C6, Class XCL, IO, 0.199s, 2039	36,173,613	695,329
Ser. 05-C5, Class XCL, IO, 0.176s, 2040	10,475,764	151,123
Ser. 07-C2, Class XCL, IO, 0.15s, 2040	8,593,524	102,392
Ser. 05-C7, Class XCL, IO, 0.104s, 2040	10,071,431	54,899

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X, PO,
zero %, 2047	1,693,537	52,923

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.518s, 2028 F	88,189	2,117

MORTGAGE-BACKED SECURITIES (2.6%)* cont.	Principal amount	Value

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.84s, 2050	$57,000	$59,593
FRB Ser. 07-C1, Class A2, 5.736s, 2050	298,572	299,553
Ser. 03-KEY1, Class C, 5.373s, 2035	280,000	281,232
Ser. 05-MCP1, Class XC, IO, 0.206s, 2043	3,392,929	35,025

Merrill Lynch Mortgage Trust 144A Ser. 04-KEY2, Class XC, IO,
0.877s, 2039	2,969,055	50,064

Merrill Lynch/Countrywide Commercial Mortgage Trust Ser. 06-1,
Class A2, 5.439s, 2039	16,802	16,798

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.22s, 2045	798,488	59,887
Ser. 05-C3, Class X, IO, 6.052s, 2044	346,909	26,018

Morgan Stanley Capital I
Ser. 98-CF1, Class D, 7.332s, 2032	6,451	6,644
FRB Ser. 06-T23, Class A2, 5.744s, 2041	531,748	537,220
Ser. 07-IQ14, Class A2, 5.61s, 2049	432,306	443,444
FRB Ser. 07-HQ12, Class A2, 5.599s, 2049	635,162	647,071

Morgan Stanley Capital I 144A Ser. 03-IQ6, Class C, 5.092s, 2041 F	394,000	397,975

Morgan Stanley Dean Witter Capital I Ser. 03-HQ2, Class C, 5.15s, 2035	359,000	351,881

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B,
5.87s, 2043	1,333,143	1,378,043

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO, 1.473s, 2012	209	—

Residential Accredit Loans, Inc.
Ser. 06-Q07, Class X3, IO, 1 1/2s, 2046	2,197,491	113,171
Ser. 06-Q07, Class X1, IO, 0.9s, 2046	1,489,517	47,367
FRB Ser. 06-QO3, Class A1, 0.452s, 2046	6,400,201	2,656,083

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046	3,517,013	132,943
Ser. 06-AR7, Class X, IO, 0.9s, 2036	8,588,110	249,914
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037	1,222,687	25,799
Ser. 06-AR8, Class X, IO, 0.4s, 2036	5,410,220	71,956

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3, IO,
6.009s, 2045	1,268,666	209,330

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4, Class AJ,
5.656s, 2039 F	762,000	774,261

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C29, IO, 0.395s, 2048	38,837,196	642,367
Ser. 07-C34, IO, 0.377s, 2046	4,676,112	67,149

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.15s, 2042	10,339,104	96,050
Ser. 06-C23, Class XC, IO, 0.047s, 2045	4,226,652	19,274
Ser. 06-C26, Class XC, IO, 0.046s, 2045	15,049,370	42,590

Wachovia Mortgage Loan Trust, LLC FRB Ser. 06-AMN1, Class A2,
0.392s, 2036	962,099	413,703

WAMU Commercial Mortgage Securities Trust 144A
Ser. 07-SL2, Class A1, 5.317s, 2049	1,032,870	970,898
Ser. 05-C1A, Class C, 4.9s, 2036	70,000	70,362

Washington Mutual Mortgage Pass-Through Certificates FRB
Ser. 06-AR9, Class 2A, 1.022s, 2046	2,053,588	841,971

Total mortgage-backed securities (cost $39,828,686)		$42,386,585

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)*	strike price	amount	Value

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	$515,000	$216

Option on an interest rate swap with Barclay’s
Bank PLC for the right to pay a fixed rate
of 3.36% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.36	6,000,051	13,260

Option on an interest rate swap with Barclay’s
Bank PLC for the right to pay a fixed rate
of 3.37% versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/3.37	7,200,062	16,272

Option on an interest rate swap with Barclay’s
Bank PLC for the right to pay a fixed rate
of 3.51% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	2,400,021	3,504

Option on an interest rate swap with Barclay’s
Bank PLC for the right to pay a fixed rate
of 3.52% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.52	6,000,051	9,000

Option on an interest rate swap with Barclay’s
Bank PLC for the right to pay a fixed rate
of 3.5375% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.5375	6,000,051	7,860

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.683% versus the three month USD-LIBOR-BBA
maturing June 2022.	Jun-12/1.683	515,000	216

Option on an interest rate swap with Barclay’s
Bank PLC for the right to receive a fixed rate
of 1.765% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.765	1,479,000	1

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.861% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.861	515,000	26

Option on an interest rate swap with Barclay’s
Bank PLC for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	2,957,000	30

Option on an interest rate swap with Barclay’s
Bank PLC for the right to receive a fixed rate
of 2.015% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/2.015	592,000	6

Option on an interest rate swap with Barclay’s
Bank PLC for the right to receive a fixed rate
of 3.36% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.36	6,000,051	535,145

Option on an interest rate swap with Barclay’s
Bank PLC for the right to receive a fixed rate
of 3.37% versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/3.37	7,200,062	647,934

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s
Bank PLC for the right to receive a fixed rate
of 3.51% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	$2,400,021	$245,258

Option on an interest rate swap with Barclay’s
Bank PLC for the right to receive a fixed rate
of 3.52% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.52	6,000,051	618,245

Option on an interest rate swap with Barclay’s
Bank PLC for the right to receive a fixed rate
of 3.5375% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.5375	6,000,051	629,585

Option on an interest rate swap with Citibank,
N.A. for the right to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026.	Jul-16/4.74	9,607,000	338,022

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.6714% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/1.6714	515,000	417

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.861% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.861	515,000	26

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	2,957,000	30

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 2.1075% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1075	2,976,000	20,624

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026.	Jul-16/4.74	9,607,000	1,285,059

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 2.855% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.855	6,040,800	49,655

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 4.28% versus the three month
USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28	6,544,000	296,718

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 4.67% versus the three month
USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67	9,607,000	353,499

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	515,000	417

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	$2,957,000	$30

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.9475% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/1.9475	4,820,000	22,076

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.074% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.074	1,340,000	3,055

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.096% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.096	1,340,000	6,204

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.1075% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075	2,976,000	20,624

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.122% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.122	1,340,000	9,367

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.144% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.144	1,340,000	12,127

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.169% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.169	1,340,000	14,780

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.193% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.193	1,340,000	17,299

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.855% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.855	6,040,800	290,623

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 4.28% versus the three month
USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28	6,544,000	695,104

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 4.67% versus the three month
USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67	9,607,000	1,241,513

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	Aug-15/4.375	204,400	12,828

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	Aug-15/4.46	$204,400	$12,009

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate
of 4.765% versus the three month USD-LIBOR-BBA
maturing May 2021.	May-16/4.765	8,455,000	142,568

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	May-16/4.77	324,000	5,412

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.6714% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/1.6714	515,000	417

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.683% versus the three month USD-LIBOR-BBA
maturing June 2022.	Jun-12/1.683	515,000	216

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.861% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.861	515,000	26

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	2,957,000	30

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.998% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.998	2,957,000	237

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	Aug-15/4.375	204,400	47,420

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	Aug-15/4.46	204,400	49,763

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 4.765% versus the three month USD-LIBOR-BBA
maturing May 2021.	May-16/4.765	8,455,000	736,760

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	May-16/4.77	324,000	28,358

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.09% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.09	4,691,000	128,815

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.09% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.09	$4,691,000	$119,527

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.095% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.095	4,691,000	132,005

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.095% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.095	4,691,000	122,998

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.10% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.10	4,691,000	135,242

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.105% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.105	4,691,000	138,431

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.15% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	170,000	2,710

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.17% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.17	170,000	3,395

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.195% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	170,000	3,998

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.215% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	170,000	4,491

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.235% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	170,000	4,973

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.26% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	170,000	5,399

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.28% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	170,000	5,751

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.305% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	170,000	6,123

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.325% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	$170,000	$6,469

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.83% versus the three month
USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	987,000	61,233

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.855% versus the three month
USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	987,000	76,650

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.8825% versus the three month
USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	987,000	88,188

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 3.49% versus the three month
USD-LIBOR-BBA maturing September 2026.	Sep-16/3.49	1,127,866	77,552

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	2,681,000	63,982

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	7,941,000	136,728

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.72% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.72	8,455,000	145,595

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	515,000	417

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	515,000	216

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.82% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/1.82	515,000	2,359

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.835 versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/1.835	515,000	2,580

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.845 versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/1.845	515,000	2,822

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.855 versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/1.855	$515,000	$3,064

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.861% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	515,000	26

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.8625% versus the three month
USD-LIBOR-BBA maturing January 2023.	Jan-13/1.8625	515,000	3,229

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	2,957,000	30

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.998% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.998	2,957,000	237

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.09% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.09	4,691,000	18,905

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.09% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.09	4,691,000	14,964

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.095% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.095	4,691,000	21,579

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.095% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.095	4,691,000	17,779

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.10% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.10	4,691,000	24,252

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.105% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.105	4,691,000	26,879

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.11875% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.11875	2,976,000	21,308

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.15% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	170,000	274

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.17% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.17	$170,000	$864

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.1825% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1825	614,000	6,042

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.195% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	170,000	1,386

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.215% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	170,000	1,782

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.235% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	170,000	2,152

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.26% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	170,000	2,502

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.28% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	170,000	2,766

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.305% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	170,000	3,050

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.325% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	170,000	3,290

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.35% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.35	614,000	6,373

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.83% versus the three month
USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	987,000	12,229

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.855% versus the three month
USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	987,000	26,284

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.8825% versus the three month
USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	987,000	36,963

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 3.49% versus the three month
USD-LIBOR-BBA maturing September 2026.	Sep-16/3.49	$1,127,866	$69,995

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	2,681,000	173,037

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	7,941,000	675,692

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.72% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.72	8,455,000	722,361

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 3.49% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	5,997,414	8,097

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 3.54% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	5,633,245	6,873

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	2,681,000	63,982

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 4.375% versus the three month
USD-LIBOR-BBA maturing August 2045.	Aug-15/4.375	1,200,900	75,370

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 4.46% versus the three month
USD-LIBOR-BBA maturing August 2045.	Aug-15/4.46	1,200,900	70,555

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	7,941,000	136,728

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 5.11% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/5.11	5,322,000	77,520

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	515,000	417

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	515,000	216

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.861% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	$515,000	$26

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	2,957,000	30

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 3.49% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	5,997,414	605,199

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 3.54% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	5,633,245	592,843

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	2,681,000	173,037

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 4.375% versus the three month
USD-LIBOR-BBA maturing August 2045.	Aug-15/4.375	1,200,900	282,340

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 4.46% versus the three month
USD-LIBOR-BBA maturing August 2045.	Aug-15/4.46	1,200,900	296,925

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	7,941,000	675,692

Total purchased options outstanding (cost $15,464,811)			$14,883,664

INVESTMENT COMPANIES (0.8%)*		Shares	Value

iShares FTSE A50 China Index ETF (China)		201,400	$279,580

iShares Russell 2000 Growth Index Fund		8,515	812,161

iShares Russell 2000 Value Index Fund		3,244	236,715

Market Vectors Gold Miners ETF		6,100	302,377

SPDR S&P 500 ETF Trust		82,761	11,646,128

Total investment companies (cost $12,301,755)			$13,276,961

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.7%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$125,000	$110,313

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		850,000	857,617

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		4,755,000	4,464,945

Indonesia (Republic of) 144A notes 5 1/4s, 2042		930,000	975,338

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021		400,000	433,500

Poland (Government of) sr. unsec. bonds 5s, 2022		645,000	679,843

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.7%)* cont.	Principal amount/units	Value

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024	$735,000	$751,538

Ukraine (Government of ) Financing of Infrastructural Projects
State Enterprise 144A govt. guaranty notes 8 3/8s, 2017	150,000	127,695

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013	2,425,000	2,337,094

Total foreign government and agency bonds and notes (cost $10,829,046)		$10,737,883

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value

Bear Stearns Asset Backed Securities, Inc. FRB
Ser. 03-ABF1, Class A, 0.612s, 2034	$8,478	$6,342

Credit-Based Asset Servicing and Securitization FRB
Ser. 02-CB2, Class A2, 1.342s, 2032	20,418	15,965

Green Tree Financial Corp.
Ser. 94-4, Class B2, 8.6s, 2019	1,056,109	474,829
Ser. 96-6, Class M1, 7.95s, 2027	2,582,000	2,594,910
Ser. 93-3, Class B, 6.85s, 2018	57,092	50,699

GSAA Home Equity Trust FRB Ser. 06-3, Class A2, 0.432s, 2036 F	907,387	408,210

HSI Asset Securitization Corp. Trust FRB Ser. 07-NC1,
Class A1, 0.342s, 2037	1,278,374	910,842

Merrill Lynch First Franklin Mortgage Loan Trust FRB
Ser. 07-3, Class A2B, 0.372s, 2037	1,197,548	702,961

Merrill Lynch Mortgage Investors, Inc. FRB Ser. 04-HE2,
Class A1A, 0.642s, 2035	2,087	1,592

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	57,101	57,070

Structured Asset Securities Corp. FRB Ser. 06-BC2,
Class A3, 0.392s, 2036	2,590,211	1,476,420

Total asset-backed securities (cost $6,451,221)		$6,699,840

SENIOR LOANS (0.3%)* [c]	Principal amount	Value

AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	$210,000	$193,331

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s,
2015	304,033	303,273

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	71,813	71,988

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.494s, 2018	81,000	73,065

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	364,248	364,855

Cengage Learning Acquisitions, Inc. bank term loan FRN
Ser. B, 2.49s, 2014	82,621	76,085

Claire’s Stores, Inc. bank term loan FRN 3.086s, 2014	122,217	116,106

Clear Channel Communications, Inc. bank term loan FRN
Ser. A, 3.644s, 2014	118,112	109,076

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	78,645	78,907

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	168,725	168,092

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	222,750	222,583

Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017	109,175	109,039

SENIOR LOANS (0.3%)* [c] cont.		Principal amount	Value

First Data Corp. bank term loan FRN 4.245s, 2018		$560,071	$509,928

First Data Corp. bank term loan FRN Ser. B3, 2.995s, 2014		59,603	57,368

Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016		173,875	173,102

Goodman Global, Inc. bank term loan FRN 9s, 2017		216,364	218,759

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016		156,044	156,657

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018		331,650	331,650

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s, 2014		11,145	11,535

Intelsat SA bank term loan FRN 3.242s, 2014 (Luxembourg)		400,000	392,250

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018		195,000	194,478

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017		49,401	49,236

Pharmaceutical Product Development, Inc. bank term loan FRN Ser. B,
6 1/4s, 2018		174,563	176,490

Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017		390,000	400,168

Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017		298,500	297,711

SRAM Corp. bank term loan FRN 8 1/2s, 2018		75,000	75,469

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.743s, 2017		799,610	443,284

Total senior loans (cost $5,667,204)			$5,374,485

COMMODITY LINKED NOTES (0.3%)*		Principal amount	Value

UBS AG/Jersey Branch 144A zero %, 2012 (Indexed to the UBS
Bloomberg CMCI Composite Index) (Jersey)		$5,220,000	$4,928,838

Total commodity linked notes (cost $5,220,000)			$4,928,838

PREFERRED STOCKS (—%)*		Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.		471	$392,387

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.		15,430	356,587

Total preferred stocks (cost $727,853)			$748,974

CONVERTIBLE BONDS AND NOTES (—%)*		Principal amount	Value

Altra Holdings, Inc. 144A cv. company guaranty sr. unsec. notes
2 3/4s, 2031		$122,000	$120,170

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016		49,000	77,665

Meritor, Inc. cv. company guaranty sr. unsec. notes
stepped-coupon 4 5/8s (zero %, 3/1/16) 2026 ††		240,000	219,000

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014		59,000	66,891

TUI Travel PLC cv. sr. unsec. bonds 6s, 2014 (United Kingdom)	GBP	100,000	156,983

Total convertible bonds and notes (cost $547,165)			$640,709

CONVERTIBLE PREFERRED STOCKS (—%)*		Shares	Value

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R		7,578	$155,027

General Motors Co. Ser. B, $2.375 cv. pfd.		5,637	235,697

Lehman Brothers Holdings, Inc. 7.25% cv. pfd. (Escrow) F		684	7

Lucent Technologies Capital Trust I 7.75% cv. pfd.		217	176,421

Total convertible preferred stocks (cost $633,562)			$567,152

MUNICIPAL BONDS AND NOTES (—%)*		Principal amount		Value

IL State G.O. Bonds
4.421s, 1/1/15			$50,000	$52,528
4.071s, 1/1/14			150,000	155,733

Total municipal bonds and notes (cost $200,000)				$208,261

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	62	$1,273

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	49,174	11,802

Total warrants (cost $10,021)				$13,075

SHORT-TERM INVESTMENTS (26.6%)*		Principal amount/shares		Value

Federal National Mortgage Association commercial paper
discount notes with an effective yield of 0.065%, May 23, 2012		$25,000,000		$24,997,653

Putnam Cash Collateral Pool, LLC 0.20% [d]			2,123,965	2,123,965

Putnam Money Market Liquidity Fund 0.11% [e]		291,806,598		291,806,598

SSgA Prime Money Market Fund 0.12% P			2,470,000	2,470,000

Straight-A Funding, LLC commercial paper with an effective
yield of 0.178%, May 3, 2012		$2,000,000		1,999,680

Straight-A Funding, LLC commercial paper with an effective
yield of 0.158%, April 9, 2012			7,920,000	7,919,718

Straight-A Funding, LLC commercial paper with effective
yields ranging from 0.187% to 0.188%, April 16, 2012		25,000,000		24,998,021

Straight-A Funding, LLC commercial paper with effective
yields ranging from 0.147% to 0.148%, May 14, 2012		10,000,000		9,998,208

U.S. Treasury Bills with an effective yield of zero %,
July 12, 2012 [i]			182,000	181,964

U.S. Treasury Bills with an effective yield of zero %,
April 19, 2012 [i]			121,000	121,000

U.S. Treasury Bills with effective yields ranging from 0.104%
to 0.108%, December 13, 2012 # ##			4,153,000	4,148,959

U.S. Treasury Bills with effective yields ranging from 0.092%
to 0.094%, August 23, 2012 # ##		14,616,000		14,609,043

U.S. Treasury Bills with effective yields ranging from 0.086%
to 0.090%, July 26, 2012 ##			139,000	138,963

U.S. Treasury Bills with effective yields ranging from 0.083%
to 0.105%, November 15, 2012 # ##		23,402,000		23,382,834

U.S. Treasury Bills with effective yields ranging from 0.077%
to 0.109%, May 3, 2012 # ##		25,906,000		25,903,353

Total short-term investments (cost $434,806,025)				$434,799,959

TOTAL INVESTMENTS

Total investments (cost $1,646,063,467)				$1,761,932,221

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona
Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,632,893,710.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $143,089, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $262,443,828 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

See Note 1 to the financial statements regarding TBA’s.

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $416,497,494) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	4/18/12	$1,409,364	$1,439,091	$(29,727)

	Australian Dollar	Sell	4/18/12	1,409,364	1,453,178	43,814

	British Pound	Sell	4/18/12	3,444,191	3,434,100	(10,091)

	Canadian Dollar	Sell	4/18/12	3,027,367	3,121,014	93,647

	Euro	Sell	4/18/12	4,635,702	4,638,480	2,778

	Japanese Yen	Buy	4/18/12	692,219	687,598	4,621

	Japanese Yen	Sell	4/18/12	692,219	706,024	13,805

	Norwegian Krone	Buy	4/18/12	1,762,834	1,743,098	19,736

	Norwegian Krone	Sell	4/18/12	1,762,834	1,783,943	21,109

	South African Rand	Buy	4/18/12	732,951	745,304	(12,353)

	Swedish Krona	Buy	4/18/12	1,754,399	1,731,043	23,356

	Swiss Franc	Buy	4/18/12	70,245	68,109	2,136

	Swiss Franc	Sell	4/18/12	70,245	68,834	(1,411)

Barclay’s Bank PLC

	Australian Dollar	Sell	4/18/12	2,053,189	2,163,472	110,283

	Brazilian Real	Buy	4/18/12	1,212,082	1,273,525	(61,443)

	Brazilian Real	Sell	4/18/12	1,212,081	1,212,007	(74)

	British Pound	Sell	4/18/12	1,551,525	1,550,885	(640)

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $416,497,494) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclay’s Bank PLC cont.

	Canadian Dollar	Buy	4/18/12	$3,456,326	$3,492,298	$(35,972)

	Canadian Dollar	Sell	4/18/12	3,456,326	3,462,550	6,224

	Chilean Peso	Buy	4/18/12	617,392	631,383	(13,991)

	Czech Koruna	Sell	4/18/12	1,535,821	1,538,184	2,363

	Euro	Buy	4/18/12	2,647,696	2,691,680	(43,984)

	Hungarian Forint	Buy	4/18/12	606,749	611,818	(5,069)

	Hungarian Forint	Sell	4/18/12	606,749	604,429	(2,320)

	Japanese Yen	Buy	4/18/12	2,359,890	2,344,964	14,926

	Japanese Yen	Sell	4/18/12	2,359,890	2,406,911	47,021

	Mexican Peso	Sell	4/18/12	435,234	437,452	2,218

	New Zealand Dollar	Sell	4/18/12	526,530	524,564	(1,966)

	Norwegian Krone	Buy	4/18/12	644,011	632,924	11,087

	Norwegian Krone	Sell	4/18/12	644,011	653,142	9,131

	Polish Zloty	Buy	4/18/12	597,196	597,487	(291)

	Singapore Dollar	Sell	4/18/12	1,352,707	1,358,668	5,961

	South African Rand	Buy	4/18/12	570,669	594,030	(23,361)

	South Korean Won	Buy	4/18/12	576,483	583,752	(7,269)

	Swedish Krona	Buy	4/18/12	2,072,773	2,074,728	(1,955)

	Swiss Franc	Buy	4/18/12	714,863	712,330	2,533

	Taiwan Dollar	Sell	4/18/12	590,994	592,778	1,784

	Turkish Lira	Buy	4/18/12	962,045	972,850	(10,805)

Citibank, N.A.

	Australian Dollar	Buy	4/18/12	1,691,981	1,759,177	(67,196)

	Brazilian Real	Sell	4/18/12	1,875,664	1,944,798	69,134

	British Pound	Buy	4/18/12	5,881,915	5,880,324	1,591

	Canadian Dollar	Sell	4/18/12	947,217	951,676	4,459

	Czech Koruna	Sell	4/18/12	918,792	914,467	(4,325)

	Danish Krone	Buy	4/18/12	1,504,503	1,491,801	12,702

	Euro	Buy	4/18/12	5,494,393	5,495,824	(1,431)

	Hong Kong Dollar	Sell	4/18/12	1,255,377	1,256,441	1,064

	Japanese Yen	Buy	4/18/12	4,858,722	4,901,621	(42,899)

	Japanese Yen	Sell	4/18/12	4,858,722	4,924,244	65,522

	Mexican Peso	Sell	4/18/12	435,000	432,799	(2,201)

	New Zealand Dollar	Buy	4/18/12	2,863	2,898	(35)

	New Zealand Dollar	Sell	4/18/12	2,863	2,826	(37)

	Norwegian Krone	Buy	4/18/12	222,199	218,360	3,839

	Norwegian Krone	Sell	4/18/12	222,199	225,353	3,154

	Polish Zloty	Buy	4/18/12	310,176	318,426	(8,250)

	Singapore Dollar	Sell	4/18/12	636,736	639,655	2,919

	South African Rand	Buy	4/18/12	247,742	267,332	(19,590)

	South Korean Won	Buy	4/18/12	598,529	606,211	(7,682)

	Swedish Krona	Buy	4/18/12	4,702,113	4,655,957	46,156

	Swiss Franc	Buy	4/18/12	618,802	616,786	2,016

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $416,497,494) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Taiwan Dollar	Sell	4/18/12	$589,089	$590,865	$1,776

	Turkish Lira	Buy	4/18/12	716,419	723,669	(7,250)

Credit Suisse AG

	Australian Dollar	Sell	4/18/12	2,941,577	3,049,458	107,881

	Brazilian Real	Buy	4/18/12	518,855	592,727	(73,872)

	British Pound	Buy	4/18/12	72,450	125,845	(53,395)

	Canadian Dollar	Sell	4/18/12	532,691	562,526	29,835

	Chilean Peso	Buy	4/18/12	582,522	588,000	(5,478)

	Czech Koruna	Sell	4/18/12	1,232,224	1,222,312	(9,912)

	Euro	Sell	4/18/12	6,970,759	6,991,782	21,023

	Hungarian Forint	Buy	4/18/12	613,691	618,524	(4,833)

	Hungarian Forint	Sell	4/18/12	613,691	594,425	(19,266)

	Japanese Yen	Buy	4/18/12	563,935	553,174	10,761

	Mexican Peso	Sell	4/18/12	547,312	560,156	12,844

	New Zealand Dollar	Sell	4/18/12	577,981	585,672	7,691

	Norwegian Krone	Buy	4/18/12	2,110,796	2,131,690	(20,894)

	Polish Zloty	Buy	4/18/12	594,884	592,746	2,138

	Singapore Dollar	Sell	4/18/12	741,745	744,681	2,936

	South African Rand	Buy	4/18/12	611,616	633,435	(21,819)

	South Korean Won	Buy	4/18/12	593,500	608,805	(15,305)

	Swedish Krona	Buy	4/18/12	4,149,806	4,111,191	38,615

	Swiss Franc	Sell	4/18/12	2,000,554	2,001,178	624

	Taiwan Dollar	Buy	4/18/12	1,226,515	1,229,625	(3,110)

	Taiwan Dollar	Sell	4/18/12	1,226,514	1,228,193	1,679

	Turkish Lira	Buy	4/18/12	364,638	377,065	(12,427)

Deutsche Bank AG

	Australian Dollar	Buy	4/18/12	9,465,663	9,810,768	(345,105)

	Brazilian Real	Buy	4/18/12	194,734	234,638	(39,904)

	British Pound	Buy	4/18/12	1,252,768	1,229,145	23,623

	British Pound	Sell	4/18/12	1,252,768	1,248,053	(4,715)

	Canadian Dollar	Buy	4/18/12	2,696,427	2,727,605	(31,178)

	Canadian Dollar	Sell	4/18/12	2,696,427	2,705,229	8,802

	Czech Koruna	Sell	4/18/12	1,221,668	1,214,922	(6,746)

	Euro	Sell	4/18/12	7,323,011	7,321,014	(1,997)

	Mexican Peso	Buy	4/18/12	30,486	30,441	45

	New Zealand Dollar	Buy	4/18/12	7,525	7,622	(97)

	New Zealand Dollar	Sell	4/18/12	7,525	7,428	(97)

	Norwegian Krone	Buy	4/18/12	1,640,073	1,622,765	17,308

	Norwegian Krone	Sell	4/18/12	1,640,073	1,662,847	22,774

	Polish Zloty	Buy	4/18/12	571,857	565,133	6,724

	Singapore Dollar	Sell	4/18/12	741,745	745,026	3,281

	South African Rand	Buy	4/18/12	575,807	600,123	(24,316)

	South Korean Won	Buy	4/18/12	598,073	605,317	(7,244)

	Swedish Krona	Buy	4/18/12	1,514,832	1,495,381	19,451

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $416,497,494) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Deutsche Bank AG cont.

	Swedish Krona	Sell	4/18/12	$1,514,832	$1,474,204	$(40,628)

	Swiss Franc	Buy	4/18/12	379,924	378,627	1,297

	Swiss Franc	Sell	4/18/12	379,924	368,369	(11,555)

	Turkish Lira	Buy	4/18/12	962,269	970,349	(8,080)

Goldman Sachs International

	Australian Dollar	Sell	4/18/12	51,601	(13,087)	(64,688)

	British Pound	Buy	4/18/12	187,284	183,687	3,597

	British Pound	Sell	4/18/12	187,284	186,668	(616)

	Canadian Dollar	Buy	4/18/12	5,956,114	5,979,731	(23,617)

	Canadian Dollar	Sell	4/18/12	5,956,114	6,026,942	70,828

	Chilean Peso	Buy	4/18/12	597,389	601,295	(3,906)

	Czech Koruna	Sell	4/18/12	1,224,428	1,212,600	(11,828)

	Euro	Sell	4/18/12	1,334,452	1,364,233	29,781

	Japanese Yen	Buy	4/18/12	5,492,871	5,650,233	(157,362)

	Norwegian Krone	Buy	4/18/12	357,561	362,430	(4,869)

	Norwegian Krone	Sell	4/18/12	357,561	350,476	(7,085)

	Polish Zloty	Buy	4/18/12	450	449	1

	Singapore Dollar	Sell	4/18/12	935,694	935,546	(148)

	South African Rand	Buy	4/18/12	1,373,262	1,396,507	(23,245)

	South Korean Won	Buy	4/18/12	593,900	601,533	(7,633)

	Swedish Krona	Buy	4/18/12	1,382,609	1,368,403	14,206

	Swedish Krona	Sell	4/18/12	1,382,609	1,342,264	(40,345)

	Taiwan Dollar	Sell	4/18/12	589,808	592,638	2,830

	Turkish Lira	Buy	4/18/12	962,269	972,405	(10,136)

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/18/12	3,864,297	3,991,857	(127,560)

	British Pound	Buy	4/18/12	1,412,982	1,400,720	12,262

	British Pound	Sell	4/18/12	1,412,862	1,402,596	(10,266)

	Canadian Dollar	Sell	4/18/12	13,330	13,174	(156)

	Czech Koruna	Sell	4/18/12	1,224,439	1,212,624	(11,815)

	Euro	Sell	4/18/12	234,346	262,593	28,247

	Hong Kong Dollar	Buy	4/18/12	1,103,943	1,104,864	(921)

	Japanese Yen	Sell	4/18/12	7,752,255	7,840,863	88,608

	New Zealand Dollar	Sell	4/18/12	511,561	517,562	6,001

	Norwegian Krone	Buy	4/18/12	1,212,066	1,280,244	(68,178)

	Singapore Dollar	Buy	4/18/12	4,012,458	4,029,560	(17,102)

	South Korean Won	Buy	4/18/12	988,226	992,514	(4,288)

	Swedish Krona	Buy	4/18/12	95,168	94,192	976

	Swedish Krona	Sell	4/18/12	95,168	92,394	(2,774)

	Swiss Franc	Buy	4/18/12	3,221,761	3,211,264	10,497

	Turkish Lira	Buy	4/18/12	372,352	377,960	(5,608)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	4/18/12	448,279	562,947	(114,668)

	Brazilian Real	Buy	4/18/12	530,211	587,309	(57,098)

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $416,497,494) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	British Pound	Sell	4/18/12	$619,107	$565,982	$(53,125)

	Canadian Dollar	Sell	4/18/12	3,720,015	3,769,026	49,011

	Czech Koruna	Sell	4/18/12	1,531,006	1,520,393	(10,613)

	Euro	Sell	4/18/12	5,570,685	5,565,393	(5,292)

	Hong Kong Dollar	Sell	4/18/12	905,323	906,108	785

	Japanese Yen	Buy	4/18/12	2,044,877	2,062,966	(18,089)

	Mexican Peso	Sell	4/18/12	470,153	475,153	5,000

	New Zealand Dollar	Buy	4/18/12	7,689	7,788	(99)

	New Zealand Dollar	Sell	4/18/12	7,689	7,589	(100)

	Norwegian Krone	Buy	4/18/12	2,235,154	2,261,413	(26,259)

	Norwegian Krone	Sell	4/18/12	2,235,154	2,235,388	234

	Polish Zloty	Buy	4/18/12	618,682	627,281	(8,599)

	Singapore Dollar	Sell	4/18/12	4,784,035	4,805,194	21,159

	South African Rand	Buy	4/18/12	2,485,970	2,520,534	(34,564)

	South Korean Won	Buy	4/18/12	599,048	606,304	(7,256)

	Swedish Krona	Buy	4/18/12	482,154	457,147	25,007

	Swiss Franc	Sell	4/18/12	2,000,554	1,993,990	(6,564)

	Taiwan Dollar	Sell	4/18/12	599,858	601,955	2,097

	Turkish Lira	Buy	4/18/12	357,986	368,730	(10,744)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	4/18/12	4,306,372	4,458,189	(151,817)

	Brazilian Real	Buy	4/18/12	1,097,545	1,185,842	(88,297)

	British Pound	Sell	4/18/12	4,459,616	4,431,462	(28,154)

	Canadian Dollar	Sell	4/18/12	51,916	32,288	(19,628)

	Czech Koruna	Sell	4/18/12	1,532,593	1,526,344	(6,249)

	Euro	Buy	4/18/12	1,216,545	1,221,659	(5,114)

	Hungarian Forint	Buy	4/18/12	601,331	604,887	(3,556)

	Hungarian Forint	Sell	4/18/12	601,331	597,746	(3,585)

	Japanese Yen	Buy	4/18/12	5,205,056	5,340,754	(135,698)

	Mexican Peso	Sell	4/18/12	1,049,216	1,077,053	27,837

	New Zealand Dollar	Buy	4/18/12	7,444	7,543	(99)

	New Zealand Dollar	Sell	4/18/12	7,444	7,347	(97)

	Norwegian Krone	Sell	4/18/12	2,065,991	1,992,909	(73,082)

	Polish Zloty	Buy	4/18/12	624,334	630,527	(6,193)

	Singapore Dollar	Sell	4/18/12	1,204,262	1,209,511	5,249

	South African Rand	Sell	4/18/12	1,832,508	1,831,109	(1,399)

	South Korean Won	Buy	4/18/12	610,758	611,713	(955)

	Swedish Krona	Buy	4/18/12	2,477,539	2,462,777	14,762

	Swiss Franc	Buy	4/18/12	331,394	321,330	10,064

	Swiss Franc	Sell	4/18/12	331,394	330,380	(1,014)

	Taiwan Dollar	Buy	4/18/12	32,600	31,320	1,280

	Turkish Lira	Buy	4/18/12	610,711	605,985	4,726

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $416,497,494) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/18/12	$6,103,830	$6,439,231	$(335,401)

	Brazilian Real	Buy	4/18/12	516,999	606,264	(89,265)

	British Pound	Buy	4/18/12	2,060,917	2,032,946	27,971

	Canadian Dollar	Buy	4/18/12	5,334,725	5,407,472	(72,747)

	Chilean Peso	Buy	4/18/12	592,310	596,563	(4,253)

	Czech Koruna	Sell	4/18/12	1,834,442	1,823,814	(10,628)

	Euro	Buy	4/18/12	12,847,281	12,842,080	5,201

	Hungarian Forint	Buy	4/18/12	614,793	623,217	(8,424)

	Japanese Yen	Buy	4/18/12	2,034,993	2,086,010	(51,017)

	Mexican Peso	Sell	4/18/12	415,144	420,747	5,603

	New Zealand Dollar	Buy	4/18/12	10,306	10,432	(126)

	New Zealand Dollar	Sell	4/18/12	10,306	10,173	(133)

	Norwegian Krone	Sell	4/18/12	2,073,274	1,984,027	(89,247)

	Polish Zloty	Buy	4/18/12	307,703	311,421	(3,718)

	Singapore Dollar	Sell	4/18/12	742,859	746,055	3,196

	South African Rand	Buy	4/18/12	47,022	51,836	(4,814)

	South Korean Won	Buy	4/18/12	581,229	598,893	(17,664)

	Swedish Krona	Buy	4/18/12	7,698,423	7,621,655	76,768

	Swiss Franc	Sell	4/18/12	2,000,554	1,993,682	(6,872)

	Taiwan Dollar	Buy	4/18/12	1,823,228	1,824,310	(1,082)

	Taiwan Dollar	Sell	4/18/12	1,823,227	1,826,544	3,317

	Turkish Lira	Buy	4/18/12	579,519	608,988	(29,469)

UBS AG

	Australian Dollar	Buy	4/18/12	5,885,637	6,153,988	(268,351)

	Brazilian Real	Buy	4/18/12	276,133	345,703	(69,570)

	British Pound	Buy	4/18/12	5,772,359	5,772,366	(7)

	Canadian Dollar	Buy	4/18/12	2,057,499	2,066,747	(9,248)

	Czech Koruna	Sell	4/18/12	1,863,371	1,864,808	1,437

	Euro	Sell	4/18/12	665,559	664,215	(1,344)

	Hungarian Forint	Buy	4/18/12	595,811	593,522	2,289

	Japanese Yen	Sell	4/18/12	10,780,783	11,063,156	282,373

	Mexican Peso	Sell	4/18/12	568,566	602,184	33,618

	New Zealand Dollar	Buy	4/18/12	9,407	9,517	(110)

	New Zealand Dollar	Sell	4/18/12	9,407	9,284	(123)

	Norwegian Krone	Buy	4/18/12	3,458,032	3,556,718	(98,686)

	Polish Zloty	Buy	4/18/12	618,682	620,359	(1,677)

	Singapore Dollar	Sell	4/18/12	742,939	746,523	3,584

	South African Rand	Buy	4/18/12	61,084	61,434	(350)

	South Korean Won	Buy	4/18/12	577,304	592,461	(15,157)

	Swedish Krona	Buy	4/18/12	2,082,698	2,038,798	43,900

	Swiss Franc	Sell	4/18/12	1,802,116	1,786,380	(15,736)

	Taiwan Dollar	Buy	4/18/12	9,891	8,902	989

	Turkish Lira	Buy	4/18/12	344,961	369,824	(24,863)

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $416,497,494) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp.

	Australian Dollar	Sell	4/18/12	$1,125,505	$1,056,452	$(69,053)

	British Pound	Sell	4/18/12	7,357,951	7,333,324	(24,627)

	Canadian Dollar	Buy	4/18/12	5,340,739	5,390,385	(49,646)

	Canadian Dollar	Sell	4/18/12	5,340,738	5,335,977	(4,761)

	Euro	Sell	4/18/12	15,562,762	15,555,824	(6,938)

	Japanese Yen	Sell	4/18/12	4,165,600	4,280,964	115,364

	Mexican Peso	Sell	4/18/12	1,208,881	1,222,007	13,126

	New Zealand Dollar	Buy	4/18/12	9,325	9,439	(114)

	New Zealand Dollar	Sell	4/18/12	9,325	9,204	(121)

	Norwegian Krone	Buy	4/18/12	2,893,083	2,857,111	35,972

	Norwegian Krone	Sell	4/18/12	2,893,083	2,932,682	39,599

	Swedish Krona	Buy	4/18/12	135,365	131,419	3,946

	Swedish Krona	Sell	4/18/12	135,365	133,905	(1,460)

Total						$(1,929,051)

FUTURES CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond
10 yr (Long)	25	$3,289,137	Jun-12	$(5,877)

Euro STOXX 50 Index (Short)	1,854	59,566,841	Jun-12	710,949

Euro-CAC 40 Index (Long)	322	14,706,559	Apr-12	(537,865)

Euro-Swiss Franc 3 Month (Short)	18	4,979,561	Jun-12	(49,084)

Euro-Swiss Franc 3 Month (Short)	18	4,979,063	Dec-12	(66,172)

FTSE 100 Index (Short)	153	14,021,441	Jun-12	355,645

Japanese Government Bond
10 yr (Short)	3	5,147,155	Jun-12	7,233

Japanese Government Bond
10 yr Mini (Long)	25	4,287,785	Jun-12	(7,358)

MSCI EAFE Index Mini (Long)	60	4,624,800	Jun-12	72,480

NASDAQ 100 Index E-Mini (Short)	379	20,850,685	Jun-12	(1,115,776)

OMXS 30 Index (Short)	268	4,323,332	Apr-12	126,587

Russell 2000 Index Mini (Short)	315	26,072,550	Jun-12	(872,880)

S&P 500 Index (Long)	3	1,052,400	Jun-12	42,139

S&P 500 Index E-Mini (Long)	5,327	373,755,638	Jun-12	14,984,890

S&P 500 Index E-Mini (Short)	764	53,604,150	Jun-12	(1,506,419)

S&P Mid Cap 400 Index E-Mini (Long)	1,027	101,909,210	Jun-12	3,017,050

SGX MSCI Singapore Index (Short)	36	1,976,055	Apr-12	401

SPI 200 Index (Short)	54	6,076,036	Jun-12	(123,311)

Tokyo Price Index (Long)	282	29,198,260	Jun-12	617,394

Tokyo Price Index (Short)	151	15,634,529	Jun-12	(590,080)

U.S. Treasury Bond 30 yr (Long)	229	31,544,750	Jun-12	(805,482)

U.S. Treasury Bond 30 yr (Long)	26	3,925,188	Jun-12	(135,456)

U.S. Treasury Note 10 yr (Short)	22	2,848,656	Jun-12	31,825

FUTURES CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 5 yr (Long)	134	$16,420,234	Jun-12	$(85,075)

U.S. Treasury Note 5 yr (Short)	359	43,991,524	Jun-12	223,693

U.S. Treasury Note 2 yr (Long)	186	40,946,156	Jun-12	(23,603)

U.S. Treasury Note 2 yr (Short)	162	35,662,781	Jun-12	17,411

Total				$14,283,259

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $8,482,231) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 2.183%
versus the three month USD-LIBOR-BBA maturing
June 2022.	$242,000	Jun-12/2.183	$1,902

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	3,616,372	Aug-16/4.28	384,131

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	5,935,733	Aug-16/4.35	654,498

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	3,616,372	Aug-16/4.28	163,974

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 2.111%
versus the three month USD-LIBOR-BBA maturing
April 2022.	366,000	Apr-12/2.111	509

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 2.183%
versus the three month USD-LIBOR-BBA maturing
June 2022.	242,000	Jun-12/2.183	1,902

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 2.4275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	2,366,000	Apr-12/2.4275	31,208

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 2021.	4,495,597	Jun-16/4.39	330,125

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026.	991,517	Jul-16/4.67	128,134

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021.	4,355,295	May-16/4.745	377,212

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $8,482,231) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	$1,276,607	Jul-16/4.80	$175,357

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026.	991,517	Jul-16/4.67	36,484

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021.	4,355,295	May-16/4.745	73,591

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	1,276,607	Jul-16/4.80	43,707

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021.	4,495,597	Jun-16/4.89	72,608

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.111% versus the
three month USD-LIBOR-BBA maturing April 2022.	366,000	Apr-12/2.111	509

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.1714% versus the
three month USD-LIBOR-BBA maturing July 2022.	247,000	Jul-12/2.1714	2,255

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4275% versus the
three month USD-LIBOR-BBA maturing April 2022.	2,366,000	Apr-12/2.4275	31,208

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.6075% versus the
three month USD-LIBOR-BBA maturing July 2022.	2,458,000	Jul-12/2.6075	75,190

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing May 2021.	735,127	May-16/4.11	47,083

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	4,568,578	Jun-16/4.12	293,878

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing May 2021.	735,127	May-16/5.11	10,708

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	4,568,578	Jun-16/5.12	66,578

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	247,000	Jul-12/2.1714	2,255

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.324% versus the three month USD-LIBOR-BBA
maturing May 2022.	1,031,000	May-12/2.324	10,722

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $8,482,231) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.346% versus the three month USD-LIBOR-BBA
maturing June 2022.	$1,031,000	Jun-12/2.346	$14,248

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.372% versus the three month USD-LIBOR-BBA
maturing July 2022.	1,031,000	Jul-12/2.372	17,300

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.394% versus the three month USD-LIBOR-BBA
maturing August 2022.	1,031,000	Aug-12/2.394	19,754

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.419% versus the three month USD-LIBOR-BBA
maturing September 2022.	1,031,000	Sep-12/2.419	22,002

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	2,366,000	Apr-12/2.4275	31,208

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.443% versus the three month USD-LIBOR-BBA
maturing October 2022.	1,031,000	Oct-12/2.443	24,084

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4475% versus the three month USD-LIBOR-BBA
maturing August 2022.	3,324,000	Aug-12/2.4475	74,025

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.6075% versus the three month USD-LIBOR-BBA
maturing July 2022.	2,458,000	Jul-12/2.6075	75,190

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021.	2,851,997	May-16/4.7575	248,366

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	10,888,239	May-16/4.77	952,982

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021.	2,851,997	May-16/4.7575	47,902

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	10,888,239	May-16/4.77	181,866

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.111% versus
the three month USD-LIBOR-BBA maturing April 2022.	366,000	Apr-12/2.111	509

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $8,482,231) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.1714% versus
the three month USD-LIBOR-BBA maturing July 2022.	$247,000	Jul-12/2.1714	$2,255

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.183% versus
the three month USD-LIBOR-BBA maturing June 2022.	242,000	Jun-12/2.183	1,902

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.4275% versus
the three month USD-LIBOR-BBA maturing April 2022.	2,366,000	Apr-12/2.4275	31,208

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.498% versus
the three month USD-LIBOR-BBA maturing April 2022.	2,366,000	Apr-12/2.498	44,694

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing May 2021.	939,055	May-16/4.60	75,939

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA maturing May 2021.	6,894,306	May-16/4.765	600,763

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 5.02% versus the
three month USD-LIBOR-BBA maturing April 2026.	18,028,331	Apr-16/5.02	2,777,570

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA maturing May 2021.	939,055	May-16/4.60	17,253

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021.	6,894,306	May-16/4.765	116,252

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 5.02% versus
the three month USD-LIBOR-BBA maturing April 2026.	18,028,331	Apr-16/5.02	513,501

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.111% versus the three month USD-LIBOR-BBA
maturing April 2022.	366,000	Apr-12/2.111	509

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	247,000	Jul-12/2.1714	2,255

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.183% versus the three month USD-LIBOR-BBA
maturing June 2022.	242,000	Jun-12/2.183	1,902

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.32% versus the three month USD-LIBOR-BBA
maturing November 2022.	289,000	Nov-12/2.32	5,349

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.335% versus the three month USD-LIBOR-BBA
maturing November 2022.	289,000	Nov-12/2.335	5,569

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $8,482,231) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.345% versus the three month USD-LIBOR-BBA
maturing December 2022.	$289,000	Dec-12/2.345	$5,774

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.355% versus the three month USD-LIBOR-BBA
maturing December 2022.	289,000	Dec-12/2.355	5,974

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.3625% versus the three month USD-LIBOR-BBA
maturing January 2023.	289,000	Jan-13/2.3625	6,089

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	2,366,000	Apr-12/2.4275	31,208

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.498% versus the three month USD-LIBOR-BBA
maturing April 2022.	2,366,000	Apr-12/2.498	44,694

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.60% versus the three month USD-LIBOR-BBA
maturing April 2022.	480,000	Apr-12/2.60	13,334

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.61875% versus the three month USD-LIBOR-BBA
maturing July 2022.	2,458,000	Jul-12/2.61875	76,813

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.6825% versus the three month USD-LIBOR-BBA
maturing July 2022.	349,000	Jul-12/2.6825	12,526

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing May 2021.	943,752	May-16/4.36	68,382

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing May 2021.	943,752	May-16/4.86	15,378

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.111% versus the three month USD-LIBOR-BBA
maturing April 2022.	366,000	Apr-12/2.111	509

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	247,000	Jul-12/2.1714	2,255

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.183% versus the three month USD-LIBOR-BBA
maturing June 2022.	242,000	Jun-12/2.183	1,902

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $8,482,231) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	$2,366,000	Apr-12/2.4275	$31,208

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	204,400	Aug-15/4.375	48,013

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 2045.	204,400	Aug-15/4.46	50,493

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	4,467,054	Jun-16/4.575	356,976

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 2022.	4,114,000	May-12/5.51	1,195,940

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	204,400	Aug-15/4.375	12,828

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	204,400	Aug-15/4.46	12,009

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	4,467,054	Jun-16/4.575	83,422

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 2022.	4,114,000	May-12/5.51	4

Total			$10,997,816

TBA SALE COMMITMENTS OUTSTANDING at 3/31/12 (proceeds receivable $41,451,641) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s, April 1, 2042	$14,000,000	4/12/12	$14,677,032

Federal National Mortgage Association, 3 1/2s,
April 1, 2042	26,000,000	4/12/12	26,698,750

Total			$41,375,782

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
	$177,890,000	$—	3/23/14	0.643%	3 month USD-
					LIBOR-BBA	$(223,137)

	1,442,000	—	3/23/17	3 month USD-
				LIBOR-BBA	1.4045%	9,854

	17,671,000	—	3/23/22	3 month USD-
				LIBOR-BBA	2.388%	170,209

	1,092,000	—	3/23/42	3 month USD-
				LIBOR-BBA	3.0995%	11,423

	2,937,000	—	3/29/22	2.24312%	3 month USD-
					LIBOR-BBA	12,143

CAD	1,334,000	—	3/12/14	1.385%	3 month CAD-
					BA-CDOR	188

CAD	5,173,000	—	3/12/17	1.756%	3 month CAD-
					BA-CDOR	22,958

CAD	571,000	—	3/12/22	2.416%	3 month CAD-
					BA-CDOR	7,021

Barclay’s Bank PLC
	$13,241,000	(33,102)	3/23/14	0.52%	3 month USD-
					LIBOR-BBA	(17,174)

	384,000 E	—	4/11/22	2.265%	3 month USD-
					LIBOR-BBA	1,236

	544,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	6,299

	1,970,000	—	3/14/14	3 month USD-
				LIBOR-BBA	0.57%	(180)

	2,577,000	—	3/14/17	3 month USD-
				LIBOR-BBA	1.136%	(12,783)

	1,102,000	—	3/14/42	3 month USD-
				LIBOR-BBA	2.84%	(41,719)

	4,317,000	—	3/14/22	2.08%	3 month USD-
					LIBOR-BBA	72,929

	2,663,000	—	3/14/17	3 month USD-
				LIBOR-BBA	1.133%	(13,586)

	3,105,000	—	3/14/22	2.078%	3 month USD-
					LIBOR-BBA	53,026

	286,000	—	3/14/42	2.834%	3 month USD-
					LIBOR-BBA	11,176

	1,254,000	—	3/14/22	3 month USD-
				LIBOR-BBA	2.0975%	(19,169)

	9,354,000	—	3/15/22	3 month USD-
				LIBOR-BBA	2.18551%	(77,379)

	97,712,000	—	3/15/14	3 month USD-
				LIBOR-BBA	0.5965%	39,226

	20,925,000	—	3/15/17	3 month USD-
				LIBOR-BBA	1.1815%	(75,091)

	16,594,000	—	3/15/22	2.1255%	3 month USD-
					LIBOR-BBA	228,649

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank PLC cont.
$4,539,000	$—	3/15/42	3 month USD-
			LIBOR-BBA	2.8737%	$(157,305)

1,116,000	—	3/19/14	3 month USD-
			LIBOR-BBA	0.624%	1,023

337,000	—	3/19/17	3 month USD-
			LIBOR-BBA	1.324%	1,045

1,596,000	—	3/19/22	2.33%	3 month USD-
				LIBOR-BBA	(7,319)

78,000	—	3/19/42	3.083%	3 month USD-
				LIBOR-BBA	(579)

2,504,000	—	3/20/14	3 month USD-
			LIBOR-BBA	0.6362%	2,896

278,000	—	3/20/17	1.37%	3 month USD-
				LIBOR-BBA	(1,479)

413,000	—	3/20/22	3 month USD-
			LIBOR-BBA	2.3975%	4,429

3,710,000	—	3/20/14	3 month USD-
			LIBOR-BBA	0.642%	4,705

1,117,000	—	3/20/17	3 month USD-
			LIBOR-BBA	1.386%	6,809

5,319,000	—	3/20/22	2.405%	3 month USD-
				LIBOR-BBA	(60,727)

247,000	—	3/20/42	3.151%	3 month USD-
				LIBOR-BBA	(5,215)

815,000	—	3/21/14	3 month USD-
			LIBOR-BBA	0.628%	798

2,106,000	—	3/21/17	3 month USD-
			LIBOR-BBA	1.38%	12,107

2,922,000	—	3/21/22	2.374%	3 month USD-
				LIBOR-BBA	(24,909)

272,000	—	3/21/42	3.11%	3 month USD-
				LIBOR-BBA	(3,465)

72,000	—	3/22/14	3 month USD-
			LIBOR-BBA	0.65%	101

111,000	—	3/22/22	2.4425%	3 month USD-
				LIBOR-BBA	(1,634)

428,000	—	3/22/14	3 month USD-
			LIBOR-BBA	0.667%	743

1,582,000	—	3/22/22	2.465%	3 month USD-
				LIBOR-BBA	(26,553)

1,108,000	—	3/22/17	3 month USD-
			LIBOR-BBA	1.467%	11,008

155,000	—	3/22/42	3.173%	3 month USD-
				LIBOR-BBA	(3,939)

744,000	—	3/26/22	2.355%	3 month USD-
				LIBOR-BBA	(4,649)

1,130,000	—	3/30/22	2.264%	3 month USD-
				LIBOR-BBA	2,591

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank PLC cont.
	$1,304,000	$—	3/30/14	3 month USD-
				LIBOR-BBA	0.566%	$(457)

	1,469,000	—	4/02/22	2.2325%	3 month USD-
					LIBOR-BBA	8,138

AUD	2,765,000	—	3/20/17	6 month AUD-
				BBR-BBSW	4.52%	16,702

AUD	2,026,000	—	3/20/22	4.82%	6 month AUD-
					BBR-BBSW	(8,735)

AUD	2,859,000	—	3/20/14	4.205%	3 month AUD-
					BBR-BBSW	(11,601)

AUD	1,175,000	—	3/20/22	4.82%	6 month AUD-
					BBR-BBSW	(5,066)

AUD	7,471,000	—	3/20/17	4.52%	6 month AUD-
					BBR-BBSW	(45,130)

AUD	2,667,000	—	3/16/17	6 month AUD-
				BBR-BBSW	4.71%	39,671

AUD	1,101,000	—	3/16/22	6 month AUD-
				BBR-BBSW	5.0175%	22,679

EUR	7,683,000	—	3/23/14	6 month EUR-
				EURIBOR-
				REUTERS	1.105%	4,457

EUR	7,683,000	—	3/23/17	1.66%	6 month EUR-
					EURIBOR-
					REUTERS	(39,827)

EUR	2,988,000	—	3/23/22	2.375%	6 month EUR-
					EURIBOR-
					REUTERS	(29,151)

EUR	512,000	—	3/23/42	6 month EUR-
				EURIBOR-
				REUTERS	2.635%	10,996

EUR	3,050,000	—	3/28/14	1.097%	6 month EUR-
					EURIBOR-
					REUTERS	(1,623)

EUR	895,000	—	3/28/22	6 month EUR-
				EURIBOR-
				REUTERS	2.375%	8,505

EUR	3,351,000	—	3/28/17	6 month EUR-
				EURIBOR-
				REUTERS	1.643%	13,248

EUR	254,000	—	3/28/42	2.627%	6 month EUR-
					EURIBOR-
					REUTERS	(4,850)

GBP	1,800,000	—	1/23/22	2.4275%	6 month GBP-
					LIBOR-BBA	(3,391)

GBP	455,000	—	2/17/17	6 month GBP-
				LIBOR-BBA	1.6575%	2,410

GBP	234,000	—	2/17/22	6 month GBP-
				LIBOR-BBA	2.48%	1,962

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank PLC cont.
GBP	5,110,000	$—	8/8/21	2.9785%	6 month GBP-
					LIBOR-BBA	$(452,957)

GBP	2,287,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(302,500)

GBP	7,730,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	717,243

GBP	5,289,000	—	3/20/14	6 month GBP-
				LIBOR-BBA	1.2925%	9,980

GBP	410,000	—	3/20/42	6 month GBP-
				LIBOR-BBA	3.3325%	13,395

GBP	1,676,000	—	3/26/17	6 month GBP-
				LIBOR-BBA	1.7005%	11,923

GBP	5,417,000	—	3/26/14	1.2825%	6 month GBP-
					LIBOR-BBA	(8,569)

JPY	665,168,000	—	2/13/17	6 month JPY-
				LIBOR-BBA	0.48%	1,990

JPY	332,584,000	—	2/16/17	6 month JPY-
				LIBOR-BBA	0.4675%	(1,371)

JPY	665,168,000	—	2/17/17	6 month JPY-
				LIBOR-BBA	0.44125%	(13,235)

JPY	2,592,300,000	—	3/6/14	6 month JPY-
				LIBOR-BBA	0.34375%	(2,433)

JPY	1,046,900,000	—	3/6/17	0.4725%	6 month JPY-
					LIBOR-BBA	4,374

JPY	1,992,700,000	—	3/30/14	0.3525%	6 month JPY-
					LIBOR-BBA	(1,581)

JPY	265,600,000	—	3/30/17	0.4925%	6 month JPY-
					LIBOR-BBA	(989)

JPY	185,900,000	—	3/30/22	6 month JPY-
				LIBOR-BBA	1.04375%	1,951

JPY	102,700,000	—	3/30/42	6 month JPY-
				LIBOR-BBA	1.9175%	3,296

Citibank, N.A.
	$217,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	(2,430)

	544,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	6,299

	154,123,000	—	3/23/14	0.646%	3 month USD-
					LIBOR-BBA	(202,675)

	66,280,000	—	3/23/17	3 month USD-
				LIBOR-BBA	1.4259%	522,176

	80,497,000	—	3/23/22	2.4285%	3 month USD-
					LIBOR-BBA	(1,074,726)

	1,650,000	—	3/23/42	3 month USD-
				LIBOR-BBA	3.1348%	29,053

	2,347,000	—	3/23/42	3.1348%	3 month USD-
					LIBOR-BBA	(41,326)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
$158,000	$—	3/23/14	3 month USD-
			LIBOR-BBA	0.643%	$198

21,000	—	3/23/17	1.412%	3 month USD-
				LIBOR-BBA	(151)

81,000	—	3/23/22	2.407%	3 month USD-
				LIBOR-BBA	(921)

1,469,000	—	3/30/22	2.248%	3 month USD-
				LIBOR-BBA	5,514

Credit Suisse International
544,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	6,299

286,000 E	—	8/17/22	3 month USD-
			LIBOR-BBA	2.4475%	775

126,350,000	—	3/19/14	0.651%	3 month USD-
				LIBOR-BBA	(183,961)

9,713,000	—	3/19/14	3 month USD-
			LIBOR-BBA	0.651%	14,142

170,689,000	—	3/19/17	3 month USD-
			LIBOR-BBA	1.377%	970,872

18,271,000	—	3/19/22	3 month USD-
			LIBOR-BBA	2.388%	181,156

4,212,000	—	3/19/42	3.1405%	3 month USD-
				LIBOR-BBA	(80,305)

496,000	—	3/19/42	3 month USD-
			LIBOR-BBA	3.1405%	9,457

4,326,000	—	3/19/22	2.388%	3 month USD-
				LIBOR-BBA	(42,892)

334,000	—	3/19/42	3.075%	3 month USD-
				LIBOR-BBA	(1,942)

2,941,000	—	3/19/22	2.35125%	3 month USD-
				LIBOR-BBA	(19,213)

18,690,000	—	3/20/14	3 month USD-
			LIBOR-BBA	0.64%	22,945

7,755,000	—	3/20/17	1.38625%	3 month USD-
				LIBOR-BBA	(47,350)

2,428,000	—	3/20/22	2.406%	3 month USD-
				LIBOR-BBA	(27,940)

1,202,000	—	3/20/42	3 month USD-
			LIBOR-BBA	3.14%	22,696

2,941,000	—	3/20/22	2.383%	3 month USD-
				LIBOR-BBA	(27,646)

3,009,000	—	3/22/14	3 month USD-
			LIBOR-BBA	0.65125%	4,276

1,762,000	—	3/22/17	3 month USD-
			LIBOR-BBA	1.4425%	15,398

1,456,000	—	3/22/22	3 month USD-
			LIBOR-BBA	2.4425%	21,431

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$118,000	$—	3/22/42	3.17%	3 month USD-
					LIBOR-BBA	$(2,926)

	2,731,000	—	3/27/22	2.311%	3 month USD-
					LIBOR-BBA	(5,984)

	23,629,000	—	3/28/14	0.6075%	3 month USD-
					LIBOR-BBA	(11,770)

	2,907,000	—	3/28/22	3 month USD-
				LIBOR-BBA	2.358%	18,762

	4,060,000	—	3/28/17	3 month USD-
				LIBOR-BBA	1.356%	16,892

	910,000	—	3/28/42	3.085%	3 month USD-
					LIBOR-BBA	(6,511)

	1,984,000	—	4/02/14	3 month USD-
				LIBOR-BBA	0.576%	(298)

CAD	938,000	—	3/12/22	2.416%	3 month CAD-
					BA-CDOR	11,533

CAD	1,680,000	—	3/12/17	3 month CAD-
				BA-CDOR	1.756%	(7,456)

CAD	2,051,000	—	3/20/17	2.04125%	3 month CAD-
					BA-CDOR	(18,447)

CAD	1,400,000	—	3/21/22	3 month CAD-
				BA-CDOR	2.695%	17,219

CHF	19,117,000	—	3/14/14	6 month CHF-
				LIBOR-BBA	0.17%	(9,451)

CHF	4,060,000	—	3/14/17	6 month CHF-
				LIBOR-BBA	0.43%	(11,702)

CHF	5,299,000	—	3/19/14	0.2575%	6 month CHF-
					LIBOR-BBA	(7,412)

CHF	2,624,000	—	3/19/17	0.5525%	6 month CHF-
					LIBOR-BBA	(9,852)

CHF	2,190,000	—	3/19/22	6 month CHF-
				LIBOR-BBA	1.1675%	11,358

CHF	9,260,000	—	3/22/14	6 month CHF-
				LIBOR-BBA	0.2275%	6,350

CHF	537,000	—	3/22/22	1.2275%	6 month CHF-
					LIBOR-BBA	(6,261)

CHF	461,000	—	3/22/17	6 month CHF-
				LIBOR-BBA	0.58%	2,394

CHF	2,560,000	—	3/27/22	6 month CHF-
				LIBOR-BBA	1.1275%	(390)

CHF	1,290,000	—	3/29/22	6 month CHF-
				LIBOR-BBA	1.15%	3,513

GBP	5,112,000	—	8/15/21	6 month GBP-
				LIBOR-BBA	2.91%	400,281

GBP	914,000	—	3/21/22	2.60%	6 month GBP-
					LIBOR-BBA	(20,852)

MXN	23,310,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	62,886

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
SEK	6,530,000	$—	1/23/22	2.30%	3 month SEK-
					STIBOR-SIDE	$28,632

SEK	6,530,000	—	1/25/22	2.4275%	3 month SEK-
					STIBOR-SIDE	17,567

SEK	6,530,000	—	2/20/22	3 month SEK-
				STIBOR-SIDE	2.38%	(21,490)

SEK	3,273,000	—	2/23/22	2.545%	3 month SEK-
					STIBOR-SIDE	3,603

SEK	4,257,000	—	2/24/22	2.5375%	3 month SEK-
					STIBOR-SIDE	5,110

SEK	7,290,000	—	3/1/14	1.9675%	3 month SEK-
					STIBOR-SIDE	3,727

SEK	740,000	—	3/1/17	2.165%	3 month SEK-
					STIBOR-SIDE	862

SEK	10,710,000	—	3/6/22	3 month SEK-
				STIBOR-SIDE	2.475%	(21,944)

SEK	8,572,000	—	3/13/22	2.43%	3 month SEK-
					STIBOR-SIDE	22,592

SEK	14,954,000	—	3/22/14	3 month SEK-
				STIBOR-SIDE	2.03%	(4,482)

SEK	5,629,000	—	3/22/17	2.33%	3 month SEK-
					STIBOR-SIDE	84

SEK	6,527,000	—	3/22/22	2.72%	3 month SEK-
					STIBOR-SIDE	(7,703)

Deutsche Bank AG
	$110,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	(1,303)

	544,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	6,300

	442,000 E	—	4/13/22	3 month USD-
				LIBOR-BBA	2.498%	7,938

	118,257,000	—	3/05/14	0.567%	3 month USD-
					LIBOR-BBA	16,234

	21,882,000	—	3/05/17	3 month USD-
				LIBOR-BBA	1.1673%	(82,423)

	164,916,000	—	3/05/17	1.1673%	3 month USD-
					LIBOR-BBA	621,193

	24,337,000	—	3/05/22	2.133%	3 month USD-
					LIBOR-BBA	300,788

	67,360,000	—	3/05/22	3 month USD-
				LIBOR-BBA	2.133%	(832,521)

	2,421,000	—	3/05/42	3 month USD-
				LIBOR-BBA	2.856%	(90,877)

	8,133,000	—	3/05/42	2.856%	3 month USD-
					LIBOR-BBA	305,289

	65,000	—	3/06/22	2.064%	3 month USD-
					LIBOR-BBA	1,217

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$118,000	$—	3/06/17	3 month USD-
				LIBOR-BBA	1.09%	$(892)

	164,000	—	3/06/42	2.807%	3 month USD-
					LIBOR-BBA	7,794

	126,000	—	3/07/17	3 month USD-
				LIBOR-BBA	1.106%	(860)

	68,000	—	3/07/22	2.061%	3 month USD-
					LIBOR-BBA	1,295

	174,000	—	3/07/42	2.79%	3 month USD-
					LIBOR-BBA	8,879

	4,797,300	—	3/12/22	3 month USD-
				LIBOR-BBA	2.092%	(80,014)

	1,888,000	—	3/19/22	2.335%	3 month USD-
					LIBOR-BBA	(9,529)

EUR	20,010,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	(2,628,630)

MXN	23,310,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	70,127

Goldman Sachs International
	$1,649,000	(45,801)	3/26/22	2.075%	3 month USD-
					LIBOR-BBA	(13,727)

	544,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	6,300

	442,000 E	—	4/13/22	3 month USD-
				LIBOR-BBA	2.498%	7,938

	8,382,000	—	2/22/14	1 month USD-
				FEDERAL
				FUNDS-H.15	0.1925%	(4,715)

	2,257,000	—	2/23/14	0.19625%	1 month USD-
					FEDERAL
					FUNDS-H.15	1,072

	12,551,000	—	3/20/14	3 month USD-
				LIBOR-BBA	0.625%	11,548

	4,611,000	—	3/20/17	1.365%	3 month USD-
					LIBOR-BBA	(23,374)

	1,868,000	—	3/20/22	2.3825%	3 month USD-
					LIBOR-BBA	(17,466)

	2,660,000	—	3/20/42	3 month USD-
				LIBOR-BBA	3.1285%	44,044

	2,941,000	—	3/21/22	3 month USD-
				LIBOR-BBA	2.405%	33,420

	35,551,000	—	3/22/14	0.6345%	3 month USD-
					LIBOR-BBA	(38,001)

	135,308,000	—	3/22/14	3 month USD-
				LIBOR-BBA	0.6345%	144,633

	25,839,000	—	3/22/22	2.413%	3 month USD-
					LIBOR-BBA	(310,366)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$190,885,000	$—	3/22/17	3 month USD-
				LIBOR-BBA	1.4097%	$1,363,056

	435,000	—	3/22/42	3 month USD-
				LIBOR-BBA	3.1405%	8,193

	2,499,000	—	3/22/42	3.1405%	3 month USD-
					LIBOR-BBA	(47,065)

	2,938,000	—	3/30/22	3 month USD-
				LIBOR-BBA	2.273125%	(4,269)

	2,938,000	—	4/03/22	3 month USD-
				LIBOR-BBA	2.245%	(13,280)

AUD	1,140,000	—	3/21/22	5.0175%	6 month AUD-
					BBR-BBSW	(21,573)

CHF	5,776,000	—	3/15/14	6 month CHF-
				LIBOR-BBA	0.18%	(1,645)

CHF	4,020,000	—	3/15/22	1.06%	6 month CHF-
					LIBOR-BBA	25,549

CHF	2,136,000	—	3/26/17	6 month CHF-
				LIBOR-BBA	0.575%	10,150

CHF	1,281,000	—	3/29/17	6 month CHF-
				LIBOR-BBA	0.53%	2,764

EUR	20,000,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	1,034,550

EUR	1,144,000	—	3/23/22	2.385%	6 month EUR-
					EURIBOR-
					REUTERS	(12,553)

EUR	1,818,000	—	3/26/17	1.6275%	6 month EUR-
					EURIBOR-
					REUTERS	(5,333)

GBP	4,393,000 E	—	9/22/31	6 month GBP-
				LIBOR-BBA	4.06%	25,788

GBP	2,287,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	23,421

GBP	4,151,000 E	—	9/23/31	3.99%	6 month GBP-
					LIBOR-BBA	6,241

GBP	299,000	—	2/8/22	6 month GBP-
				LIBOR-BBA	2.4825%	2,887

GBP	1,933,000	—	2/8/17	1.625%	6 month GBP-
					LIBOR-BBA	(6,107)

GBP	604,000	—	2/8/42	6 month GBP-
				LIBOR-BBA	3.145%	(16,544)

GBP	8,891,000	—	2/8/14	1 month GBP-
				WMBA-SONIA-
				COMPOUND	0.5175%	(4,182)

GBP	9,676,000	—	2/10/14	1 month GBP-
				WMBA-SONIA-
				COMPOUND	0.505%	(8,419)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
GBP	3,986,000 E	$—	8/9/31	4.605%	6 month GBP-
					LIBOR-BBA	$(253,558)

GBP	3,986,000 E	—	8/10/31	4.5175%	6 month GBP-
					LIBOR-BBA	(216,516)

GBP	180,000	—	2/17/42	3.2075%	6 month GBP-
					LIBOR-BBA	855

GBP	4,013,800	—	2/17/14	0.5625%	1 month GBP-
					WMBA-SONIA-
					COMPOUND	(7,523)

GBP	4,402,000	—	2/21/14	0.558%	1 month GBP-
					WMBA-SONIA-
					COMPOUND	(3,183)

GBP	810,000	—	2/24/17	6 month GBP-
				LIBOR-BBA	1.565%	(1,757)

GBP	281,000	—	2/24/22	6 month GBP-
				LIBOR-BBA	2.39%	(1,541)

GBP	391,000	—	2/24/42	3.13125%	6 month GBP-
					LIBOR-BBA	11,648

GBP	4,383,000	—	2/24/14	0.5125%	1 month GBP-
					WMBA-SONIA-
					COMPOUND	3,218

GBP	1,033,000	—	3/2/17	6 month GBP-
				LIBOR-BBA	1.5475%	(3,990)

GBP	735,000	—	3/2/22	6 month GBP-
				LIBOR-BBA	2.3975%	(3,652)

GBP	92,000	—	3/2/42	6 month GBP-
				LIBOR-BBA	3.135%	(2,678)

GBP	1,250,000	—	3/2/14	1 month GBP-
				WMBA-SONIA-
				COMPOUND	0.54%	(136)

GBP	161,000	—	3/9/42	3.11%	6 month GBP-
					LIBOR-BBA	6,060

GBP	202,000	—	3/14/42	6 month GBP-
				LIBOR-BBA	3.2575%	1,857

GBP	1,141,000	—	3/14/17	1.6925%	6 month GBP-
					LIBOR-BBA	(8,037)

GBP	8,453,000	—	3/16/14	6 month GBP-
				LIBOR-BBA	1.31%	20,437

GBP	1,526,000	—	3/16/17	1.79%	6 month GBP-
					LIBOR-BBA	(22,210)

GBP	866,000	—	3/16/22	2.67%	6 month GBP-
					LIBOR-BBA	(29,078)

GBP	519,000	—	3/16/42	6 month GBP-
				LIBOR-BBA	3.3875%	26,278

SEK	11,301,000	—	2/13/17	2.15%	3 month SEK-
					STIBOR-SIDE	14,911

SEK	11,301,000	—	2/20/17	3 month SEK-
				STIBOR-SIDE	1.995%	(26,810)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
SEK	36,269,100	$—	2/21/14	3 month SEK-
				STIBOR-SIDE	1.895%	$(26,706)

SEK	8,060,200	—	2/21/22	2.485%	3 month SEK-
					STIBOR-SIDE	15,246

SEK	10,947,000	—	2/23/17	2.1575%	3 month SEK-
					STIBOR-SIDE	13,366

SEK	4,270,000	—	3/1/22	3 month SEK-
				STIBOR-SIDE	2.5275%	(5,708)

SEK	8,613,000	—	3/6/17	3 month SEK-
				STIBOR-SIDE	2.115%	(13,163)

SEK	8,541,000	—	3/29/22	3 month SEK-
				STIBOR-SIDE	2.6325%	(1,307)

JPMorgan Chase Bank N.A.
	$65,739,000	—	3/26/14	0.6275%	3 month USD-
					LIBOR-BBA	(60,362)

	77,150,000	—	3/26/17	1.3425%	3 month USD-
					LIBOR-BBA	(274,462)

	23,223,000	—	3/26/22	2.3245%	3 month USD-
					LIBOR-BBA	(79,978)

	10,129,000	—	3/26/42	3 month USD-
				LIBOR-BBA	3.0525%	6,939

	2,820,000	—	3/26/17	1.3575%	3 month USD-
					LIBOR-BBA	(12,097)

	849,000	—	4/02/42	2.968%	3 month USD-
					LIBOR-BBA	14,331

CAD	15,427,000	—	3/13/14	1.4025%	3 month CAD-
					BA-CDOR	(3,023)

CAD	318,000	—	3/13/22	2.43%	3 month CAD-
					BA-CDOR	3,519

CAD	798,000	—	3/13/17	3 month CAD-
				BA-CDOR	1.78%	(2,630)

CAD	1,770,000	—	3/13/17	1.8025%	3 month CAD-
					BA-CDOR	3,932

CAD	2,870,000	—	3/22/17	3 month CAD-
				BA-CDOR	1.98%	17,156

EUR	1,482,000	—	3/23/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.506%	2,310

EUR	2,431,000	—	3/23/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.147%	20,641

EUR	61,000	—	3/23/42	2.65%	6 month EUR-
					EURIBOR-
					REUTERS	(1,569)

GBP	826,000	—	3/7/17	6 month GBP-
				LIBOR-BBA	1.54%	(3,784)

GBP	361,000	—	3/7/22	6 month GBP-
				LIBOR-BBA	2.354%	(4,256)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A. cont.
JPY	431,867,000	$—	2/20/22	6 month JPY-
				LIBOR-BBA	0.965%	$(25,572)

JPY	1,792,600,000	—	3/6/14	6 month JPY-
				LIBOR-BBA	0.34375%	(1,683)

JPY	365,600,000	—	3/6/22	1.0175%	6 month JPY-
					LIBOR-BBA	2,328

	$544,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	6,300

CAD	2,400,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	22,700

JPY	293,300,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	75,974

JPY	394,300,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	21,866

MXN	8,850,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(20,002)

MXN	11,445,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(25,677)

MXN	3,330,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	10,731

MXN	42,045,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	1,249

MXN	12,390,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	22,609

UBS AG
CHF	15,261,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(222,154)

Total						$(781,703)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
shares	449,485	$—	7/30/12	3 month USD-	Market Vectors	$(3,103,288)
				LIBOR-BBA	Gold Miners ETF

Barclay’s Bank, PLC
	$39,539	—	1/12/41	4.50% (1 month	Synthetic TRS	587
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	796,213	—	1/12/41	4.50% (1 month	Synthetic TRS	11,825
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
	$94,584	$—	1/12/41	4.50% (1 month	Synthetic TRS	$1,405
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	4,420,000	—	4/7/16	(2.63%)	USA Non Revised	(58,114)
					Consumer Price
					Index-Urban (CPI-U)

	3,419,764	—	1/12/41	4.50% (1 month	Synthetic TRS	50,789
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	393,843	—	1/12/41	4.50% (1 month	Synthetic TRS	5,849
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	1,248,498	—	1/12/40	4.50% (1 month	Synthetic MBX	1,617
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	2,283,069	—	1/12/41	5.00% (1 month	Synthetic MBX	4,261
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	129,472	—	1/12/41	4.50% (1 month	Synthetic MBX	228
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	1,140,364	—	1/12/41	5.00% (1 month	Synthetic MBX	2,128
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	208,551	—	1/12/41	4.50% (1 month	Synthetic MBX	368
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	227,362	—	1/12/40	5.00% (1 month	Synthetic MBX	425
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	738,310	—	1/12/40	5.00% (1 month	Synthetic MBX	1,379
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	535,043	—	1/12/40	5.00% (1 month	Synthetic MBX	999
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
	$1,265,945	$—	1/12/41	5.00% (1 month	Synthetic MBX	$2,363
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

baskets	406 F	—	2/13/13	(3 month USD-	A basket	2,411,515
				LIBOR-BBA plus	(CGPUTQL2)
				0.10%)	of common stocks

units	9,015	—	2/13/13	3 month USD-	Russell 1000	(1,598,646)
				LIBOR-BBA	Total Return Index
				minus 0.15%

Credit Suisse International
	$4,781,310	—	1/12/41	4.50% (1 month	Synthetic MBX	1,692
				USD-LIBOR)	Index 4.50%
					30 year Ginnie
					Mae II pools

Goldman Sachs International
	2,530,000	—	3/1/16	2.47%	USA Non Revised	7,894
					Consumer Price
					Index-Urban (CPI-U)

	1,897,500	—	3/3/16	2.45%	USA Non Revised	4,040
					Consumer Price
					Index-Urban (CPI-U)

	2,791,098	—	1/12/40	5.00% (1 month	Synthetic TRS	46,552
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	1,239,674	—	1/12/41	4.50% (1 month	Synthetic TRS	18,411
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	1,466,831	—	1/12/41	4.50% (1 month	Synthetic TRS	21,785
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	90,821	1,121	1/12/40	(5.00%) 1 month	Synthetic TRS	(356)
				USD-LIBOR	Index 5.00%
					30 year Fannie Mae
					pools

	2,448,742	(8,035)	1/12/38	(6.50%) 1 month	Synthetic MBX	(8,002)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	2,147,587	25,838	1/12/40	(5.00%) 1 month	Synthetic TRS	(5,248)
				USD-LIBOR	Index 5.00%
					30 year Fannie Mae
					pools

	1,710,000	—	4/3/17	2.3225%	USA Non Revised	1,715
					Consumer Price
					Index-Urban (CPI-U)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
EUR	3,191,000	$—	10/18/13	(1.7775%)	Eurostat Eurozone	$(49,878)
					HICP excluding
					tobacco

GBP	1,067,000	—	3/30/17	(3.0925%)	GBP Non-revised	(5,996)
					UK Retail Price
					Index

JPMorgan Chase Bank N.A.
EUR	1,707,000	—	4/2/13	(1.98%)	Eurostat Eurozone	(228)
					HICP excluding
					tobacco

shares	966,887	—	10/22/12	(3 month USD-	iShares MSCI	1,084,385
				LIBOR-BBA plus	Emerging Markets
				0.04%)	Index

Total						$(1,147,544)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclay’s Bank, PLC
DJ CDX NA IG Series
17 Index	BBB+/P	$39,602	$4,000,000	12/20/16	100 bp	$66,376

DJ CDX NA IG Series
17 Index	BBB+/P	14,801	1,360,000	12/20/16	100 bp	23,904

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(10,504)	1,180,000	12/20/19	(100 bp)	213,499

DJ CDX NA HY Series
18 Index	B+/P	1,054,200	30,120,000	6/20/17	500 bp	187,069

Deutsche Bank AG
DJ CDX NA HY Series
18 Index	B+/P	1,126,361	42,909,000	6/20/17	500 bp	(102,996)

DJ CDX NA IG Series
17 Index	BBB+/P	12,696	1,360,000	12/20/16	100 bp	21,799

DJ CDX NA IG Series
17 Index	BBB+/P	(337)	145,000	12/20/16	100 bp	633

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B1	—	EUR 435,000	9/20/13	715 bp	56,754

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 605,000	9/20/13	477 bp	43,883

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 605,000	9/20/13	535 bp	50,901

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International
CSC Holdings, Inc.,
7 5/8%, 7/15/18	Ba3	$—	$340,000	9/20/13	495 bp	$16,328

JPMorgan Chase Bank N.A.
DJ CDX NA HY Series
18 Index	B+/P	454,414	17,311,000	6/20/17	500 bp	(41,552)

Total						$536,598

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2012. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$60,231,096	$—	$—

Capital goods	58,085,163	—	—

Communication services	42,683,619	—	—

Conglomerates	20,783,937	—	—

Consumer cyclicals	110,471,147	163	6

Consumer staples	84,771,758	—	4,636

Energy	91,653,845	183,415	—

Financials	157,329,035	—	—

Health care	98,045,751	—	—

Technology	163,774,654	—	—

Transportation	10,514,284	—	—

Utilities and power	27,242,597	—	—

Total common stocks	925,586,886	183,578	4,642

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$6,699,840	$—

Commodity linked notes	—	4,928,838	—

Convertible bonds and notes	—	640,709	—

Convertible preferred stocks	—	567,145	7

Corporate bonds and notes	—	188,711,581	140,418

Foreign government and agency bonds and notes	—	10,737,883	—

Investment companies	13,276,961	—	—

Mortgage-backed securities	—	42,386,585	—

Municipal bonds and notes	—	208,261	—

Preferred stocks	—	748,974	—

Purchased options outstanding	—	14,883,664	—

Senior loans	—	5,374,485	—

U.S. government and agency mortgage obligations	—	110,788,594	—

U.S. treasury obligations	—	1,250,136	—

Warrants	—	1,273	11,802

Short-term investments	294,276,598	140,523,397	—

Totals by level	$1,233,140,445	$528,634,943	$156,869

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,929,051)	$—

Futures contracts	14,283,259	—	—

Written options	—	(10,997,816)	—

TBA sale commitments	—	(41,375,782)	—

Interest rate swap contracts	—	(702,800)	—

Total return swap contracts	—	(1,166,468)	—

Credit default contracts	—	(2,154,635)	—

Totals by level	$14,283,259	$(58,326,552)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including $2,021,610 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,352,132,904)	$1,468,001,658
Affiliated issuers (identified cost $293,930,563) (Notes 1 and 6)	293,930,563

Foreign currency (cost $2,812,020) (Note 1)	2,811,341

Dividends, interest and other receivables	6,748,392

Receivable for shares of the fund sold	1,073,298

Receivable for investments sold	19,393,947

Receivable for sales of delayed delivery securities (Note 1)	41,496,557

Unrealized appreciation on swap contracts (Note 1)	12,861,991

Receivable for variation margin (Note 1)	453,563

Unrealized appreciation on forward currency contracts (Note 1)	2,125,495

Premium paid on swap contracts (Note 1)	97,779

Total assets	1,848,994,584

LIABILITIES

Payable to custodian	28,317

Payable for investments purchased	11,804,743

Payable for purchases of delayed delivery securities (Note 1)	110,093,525

Payable for shares of the fund repurchased	11,863,064

Payable for compensation of Manager (Note 2)	835,772

Payable for investor servicing fees (Note 2)	217,972

Payable for custodian fees (Note 2)	169,464

Payable for Trustee compensation and expenses (Note 2)	281,526

Payable for administrative services (Note 2)	6,386

Payable for distribution fees (Note 2)	969,987

Unrealized depreciation on forward currency contracts (Note 1)	4,054,546

Written options outstanding, at value (premiums received $8,482,231) (Notes 1 and 3)	10,997,816

Premium received on swap contracts (Note 1)	2,729,033

Unrealized depreciation on swap contracts (Note 1)	14,254,640

TBA sale commitments, at value (proceeds receivable $41,451,641) (Note 1)	41,375,782

Collateral on securities loaned, at value (Note 1)	2,123,965

Collateral on certain derivative contracts, at value (Note 1)	4,023,100

Other accrued expenses	271,236

Total liabilities	216,100,874

Net assets	$1,632,893,710

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,726,651,638

Distributions in excess of net investment income (Note 1)	(2,171,327)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(215,927,583)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	124,340,982

Total — Representing net assets applicable to capital shares outstanding	$1,632,893,710

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,148,500,013 divided by 87,363,238 shares)	$13.15

Offering price per class A share (100/94.25 of $13.15)*	$13.95

Net asset value and offering price per class B share ($140,740,775 divided by 10,895,215 shares)**	$12.92

Net asset value and offering price per class C share ($132,026,637 divided by 10,439,664 shares)**	$12.65

Net asset value and redemption price per class M share ($27,927,919 divided by 2,161,177 shares)	$12.92

Offering price per class M share (100/96.50 of $12.92)*	$13.39

Net asset value, offering price and redemption price per class R share
($15,633,498 divided by 1,208,015 shares)	$12.94

Net asset value, offering price and redemption price per class Y share
($168,064,868 divided by 12,694,693 shares)	$13.24

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/12 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $106,368 from investments in affiliated issuers) (Note 6)	$10,481,774

Dividends (net of foreign tax of $209,752)	9,209,278

Securities lending (Note 1)	64,889

Total investment income	19,755,941

EXPENSES

Compensation of Manager (Note 2)	4,719,952

Investor servicing fees (Note 2)	1,526,123

Custodian fees (Note 2)	148,453

Trustee compensation and expenses (Note 2)	62,669

Administrative services (Note 2)	18,978

Distribution fees — Class A (Note 2)	1,372,889

Distribution fees — Class B (Note 2)	690,500

Distribution fees — Class C (Note 2)	626,809

Distribution fees — Class M (Note 2)	98,179

Distribution fees — Class R (Note 2)	36,502

Other	401,184

Total expenses	9,702,238

Expense reduction (Note 2)	(68,926)

Net expenses	9,633,312

Net investment income	10,122,629

Net realized gain on investments (net of foreign tax of $5,864) (Notes 1 and 3)	55,762,751

Net realized loss on swap contracts (Note 1)	(1,191,761)

Net realized gain on futures contracts (Note 1)	36,873,354

Net realized gain on foreign currency transactions (Note 1)	2,480,831

Net realized loss on written options (Notes 1 and 3)	(576,043)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(4,292,430)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	210,223,266

Net gain on investments	299,279,968

Net increase in net assets resulting from operations	$309,402,597

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/12*	Year ended 9/30/11

Operations:
Net investment income	$10,122,629	$24,735,289

Net realized gain on investments
and foreign currency transactions	93,349,132	95,820,531

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	205,930,836	(177,181,369)

Net increase (decrease) in net assets resulting
from operations	309,402,597	(56,625,549)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,359,410)	(43,801,232)

Class B	—	(5,116,040)

Class C	—	(4,215,119)

Class M	—	(975,553)

Class R	(9,741)	(512,268)

Class Y	(912,339)	(6,748,213)

Increase in capital from settlement payments (Note 9)	—	71,106

Decrease from capital share transactions (Note 4)	(106,789,353)	(125,435,755)

Total increase (decrease) in net assets	198,331,754	(243,358,623)

NET ASSETS

Beginning of period	1,434,561,956	1,677,920,579

End of period (including distributions in excess
of net investment income of $2,171,327 and $8,012,466,
respectively)	$1,632,893,710	$1,434,561,956

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [d]

Class A
March 31, 2012**	$10.79	.09	2.31	2.40	(.04)	—	(.04)	—	—	$13.15	22.27 *	$1,148,500	.57*	.71*	69 *
September 30, 2011	11.72	.19	(.67)	(.48)	(.45)	—	(.45)	—	— [e,f]	10.79	(4.52)	1,004,060	1.14	1.53	98
September 30, 2010	11.03	.20	.98	1.18	(.49)	—	(.49)	— [e]	— [e,g]	11.72	10.98	1,160,684	1.20	1.79	116
September 30, 2009	11.30	.19	(.07)	.12	(.39)	—	(.39)	— [e]	— [e,h]	11.03	2.31	1,127,303	1.22 [i,j]	2.09 [i]	130
September 30, 2008	15.14	.28	(3.82)	(3.54)	(.16)	(.14)	(.30)	— [e]	—	11.30	(23.82)	1,338,008	1.13 [i]	2.08 [i]	113
September 30, 2007	13.32	.22	1.68	1.90	(.08)	—	(.08)	— [e]	—	15.14	14.31	1,763,893	1.14 [i]	1.52 [i]	81

Class B
March 31, 2012**	$10.60	.04	2.28	2.32	—	—	—	—	—	$12.92	21.89*	$140,741	.94 *	.33*	69 *
September 30, 2011	11.52	.09	(.66)	(.57)	(.35)	—	(.35)	—	— [e,f]	10.60	(5.27)	130,730	1.89	.77	98
September 30, 2010	10.85	.11	.97	1.08	(.41)	—	(.41)	— [e]	— [e,g]	11.52	10.18	175,341	1.95	1.03	116
September 30, 2009	11.05	.12	(.04)	.08	(.28)	—	(.28)	— [e]	— [e,h]	10.85	1.64	201,795	1.97 [i,j]	1.34 [i]	130
September 30, 2008	14.80	.17	(3.74)	(3.57)	(.04)	(.14)	(.18)	— [e]	—	11.05	(24.38)	269,312	1.88 [i]	1.30 [i]	113
September 30, 2007	13.05	.11	1.64	1.75	—	—	—	— [e]	—	14.80	13.41	432,178	1.89 [i]	.76 [i]	81

Class C
March 31, 2012**	$10.38	.04	2.23	2.27	—	—	—	—	—	$12.65	21.87*	$132,027	.94*	.33*	69*
September 30, 2011	11.29	.09	(.64)	(.55)	(.36)	—	(.36)	—	— [e,f]	10.38	(5.22)	115,474	1.89	.78	98
September 30, 2010	10.66	.11	.93	1.04	(.41)	—	(.41)	— [e]	— [e,g]	11.29	10.05	134,498	1.95	1.04	116
September 30, 2009	10.87	.12	(.04)	.08	(.29)	—	(.29)	— [e]	— [e,h]	10.66	1.63	134,572	1.97 [i,j]	1.34 [i]	130
September 30, 2008	14.58	.17	(3.68)	(3.51)	(.06)	(.14)	(.20)	— [e]	—	10.87	(24.37)	167,237	1.88 [i]	1.31 [i]	113
September 30, 2007	12.86	.11	1.61	1.72	— [e]	—	— [e]	— [e]	—	14.58	13.40	241,464	1.89 [i]	.77 [i]	81

Class M
March 31, 2012**	$10.59	.05	2.28	2.33	—	—	—	—	—	$12.92	22.00*	$27,928	.82*	.45*	69 *
September 30, 2011	11.52	.13	(.67)	(.54)	(.39)	—	(.39)	—	— [e,f]	10.59	(5.07)	23,402	1.64	1.03	98
September 30, 2010	10.86	.14	.96	1.10	(.44)	—	(.44)	— [e]	— [e,g]	11.52	10.41	29,272	1.70	1.28	116
September 30, 2009	11.09	.14	(.05)	.09	(.32)	—	(.32)	— [e]	— [e,h]	10.86	1.84	29,912	1.72 [i,j]	1.58 [i]	130
September 30, 2008	14.86	.21	(3.75)	(3.54)	(.09)	(.14)	(.23)	— [e]	—	11.09	(24.15)	37,313	1.63 [i]	1.57 [i]	113
September 30, 2007	13.09	.14	1.65	1.79	(.02)	—	(.02)	— [e]	—	14.86	13.65	50,657	1.64 [i]	1.00 [i]	81

Class R
March 31, 2012**	$10.60	.07	2.28	2.35	(.01)	—	(.01)	—	—	$12.94	22.16*	$15,633	.69*	.58*	69*
September 30, 2011	11.53	.16	(.66)	(.50)	(.43)	—	(.43)	—	— [e,f]	10.60	(4.79)	13,215	1.39	1.29	98
September 30, 2010	10.88	.17	.95	1.12	(.47)	—	(.47)	— [e]	— [e,g]	11.53	10.60	13,669	1.45	1.54	116
September 30, 2009	11.16	.17	(.08)	.09	(.37)	—	(.37)	— [e]	— [e,h]	10.88	1.97	10,844	1.47 [i,j]	1.85 [i]	130
September 30, 2008	14.96	.25	(3.80)	(3.55)	(.11)	(.14)	(.25)	— [e]	—	11.16	(24.08)	8,950	1.38 [i]	1.88 [i]	113
September 30, 2007	13.18	.18	1.66	1.84	(.06)	—	(.06)	— [e]	—	14.96	14.00	7,447	1.39 [i]	1.28 [i]	81

Class Y
March 31, 2012**	$10.88	.10	2.33	2.43	(.07)	—	(.07)	—	—	$13.24	22.43*	$168,065	.44 *	.83*	69 *
September 30, 2011	11.82	.22	(.68)	(.46)	(.48)	—	(.48)	—	— [e,f]	10.88	(4.33)	147,682.89		1.79	98
September 30, 2010	11.12	.23	.98	1.21	(.51)	—	(.51)	— [e]	— [e,g]	11.82	11.24	164,457.95		2.02	116
September 30, 2009	11.42	.22	(.09)	.13	(.43)	—	(.43)	— [e]	— [e,h]	11.12	2.43	240,911	.97 [i,j]	2.41 [i]	130
September 30, 2008	15.28	.32	(3.85)	(3.53)	(.19)	(.14)	(.33)	— [e]	—	11.42	(23.55)	166,154	.88 [i]	2.30 [i]	113
September 30, 2007	13.44	.26	1.69	1.95	(.11)	—	(.11)	— [e]	—	15.28	14.55	217,314	.89 [i]	1.75 [i]	81

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

112	113

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Portfolio turnover excludes TBA roll transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 9).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.07%

September 30, 2008	0.02

September 30, 2007	0.01

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Dynamic Asset Allocation Growth Fund (the fund) (which changed its name from Putnam Asset Allocation: Growth Portfolio on November 30, 2011) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments).

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through March 31, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the returns on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. Outstanding contracts on purchased options contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $549,600,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $252,100,000 on total return swap contracts for the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on interest rate swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $7,005,555 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $12,666,768 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $10,835,426.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,021,610 and the fund received cash collateral of $2,123,965.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2011, the fund had a capital loss carryover of $318,127,438 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$271,648,791	$—	$271,648,791	September 30, 2017

46,478,647	—	46,478,647	September 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2012 $17,724,551 of losses recognized during the period from November 1, 2010 to September 30, 2011.

The aggregate identified cost on a tax basis is $1,652,821,627, resulting in gross unrealized appreciation and depreciation of $153,819,681 and $44,709,051, respectively, or net unrealized appreciation of $109,110,630.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,688 under the expense offset arrangements and by $67,238 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,166, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $94,995 and $1,023 from the sale of class A and class M shares, respectively, and received $55,853 and $3,601 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $123 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $784,830,757 and $868,263,144, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities. Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums received
Written options outstanding at the	USD	297,394,344	$13,992,202
beginning of the reporting period	CHF	13,400,000	$17,989

Options opened	USD	83,448,600	3,700,039
	CHF	—	—

Options exercised	USD	(35,094,213)	(908,124)
	CHF	—	—

Options expired	USD	—	—
	CHF	—	—

Options closed	USD	(158,302,744)	(8,301,886)
	CHF	(13,400,000)	(17,989)

Written options outstanding at the	USD	187,445,987	$8,482,231
end of the reporting period	CHF	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	3,595,877	$43,789,240	10,369,246	$129,070,996

Shares issued in connection with
reinvestment of distributions	279,952	3,205,455	3,413,788	41,375,107

	3,875,829	46,994,695	13,783,034	170,446,103

Shares repurchased	(9,605,359)	(117,071,820)	(19,762,973)	(246,131,232)

Net decrease	(5,729,530)	$(70,077,125)	(5,979,939)	$(75,685,129)

	Six months ended 3/31/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	394,820	$4,710,604	1,091,020	$13,377,521

Shares issued in connection with
reinvestment of distributions	—	—	400,244	4,794,919

	394,820	4,710,604	1,491,264	18,172,440

Shares repurchased	(1,827,556)	(21,837,444)	(4,389,684)	(53,907,484)

Net decrease	(1,432,736)	$(17,126,840)	(2,898,420)	$(35,735,044)

	Six months ended 3/31/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	445,907	$5,235,088	1,525,962	$18,353,737

Shares issued in connection with
reinvestment of distributions	—	—	311,665	3,655,835

	445,907	5,235,088	1,837,627	22,009,572

Shares repurchased	(1,129,017)	(13,104,113)	(2,623,691)	(31,460,687)

Net decrease	(683,110)	$(7,869,025)	(786,064)	$(9,451,115)

	Six months ended 3/31/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	172,209	$2,026,970	196,901	$2,412,124

Shares issued in connection with
reinvestment of distributions	—	—	79,829	953,962

	172,209	2,026,970	276,730	3,366,086

Shares repurchased	(219,988)	(2,622,383)	(609,890)	(7,509,687)

Net decrease	(47,779)	$(595,413)	(333,160)	$(4,143,601)

	Six months ended 3/31/12		Year ended 9/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	144,879	$1,716,378	314,223	$3,829,557

Shares issued in connection with
reinvestment of distributions	859	9,692	42,757	510,517

	145,738	1,726,070	356,980	4,340,074

Shares repurchased	(183,872)	(2,177,761)	(296,052)	(3,653,772)

Net increase (decrease)	(38,134)	$(451,691)	60,928	$686,302

	Six months ended 3/31/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,587,109	$19,303,678	5,289,430	$66,460,901

Shares issued in connection with
reinvestment of distributions	78,133	900,090	545,903	6,660,012

	1,665,242	20,203,768	5,835,333	73,120,913

Shares repurchased	(2,544,501)	(30,873,027)	(6,178,232)	(74,228,081)

Net decrease	(879,259)	$(10,669,259)	(342,899)	$(1,107,168)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$437,819	Payables	$2,592,454

Foreign exchange
contracts	Receivables	2,125,495	Payables	4,054,546

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
	appreciation/		appreciation/
Equity contracts	(depreciation)	23,436,510*	(depreciation)	9,448,265*

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
	appreciation/		appreciation/
Interest rate contracts	(depreciation)	23,896,806*	(depreciation)	21,572,137*

Total		$49,896,630		$37,667,402

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$6,884,919	$6,884,919

Foreign exchange
contracts	—	—	2,647,669	—	$2,647,669

Equity contracts	—	34,008,850	—	(1,610,106)	$32,398,744

Interest rate contracts	(2,498,102)	2,864,504	—	(6,466,575)	$(6,100,173)

Total	$(2,498,102)	$36,873,354	$2,647,669	$(1,191,762)	$35,831,159

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$3,192,087	$3,192,087

Foreign exchange
contracts	—	—	—	(4,256,287)	—	$(4,256,287)

Equity contracts	—	560	32,686,028	—	8,489,420	$41,176,008

Interest rate contracts	(983,576)	—	(2,589,050)	—	9,078,563	$5,505,937

Total	$(983,576)	$560	$30,096,978	$(4,256,287)	$20,760,070	$45,617,745

† For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $106,368 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $337,826,396 and $278,287,763, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $69,500 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $1,606 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Mark C. Trenchard
Putnam Investment	John A. Hill	Vice President and
Management, LLC	Paul L. Joskow	BSA Compliance Officer
One Post Office Square	Elizabeth T. Kennan
Boston, MA 02109	Kenneth R. Leibler	Robert T. Burns
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	James P. Pappas
London, England SW1A 1LD		Vice President
Officers
Investment Sub-Advisor	Robert L. Reynolds	Judith Cohen
The Putnam Advisory	President	Vice President, Clerk and
Company, LLC		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Michael Higgins
	Principal Executive	Vice President, Senior Associate
Marketing Services	Officer, Treasurer and	Treasurer and Assistant Clerk
Putnam Retail Management	Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Steven D. Krichmar	Vice President, Assistant Clerk,
	Vice President and	Assistant Treasurer and
Custodian	Principal Financial Officer	Proxy Manager
State Street Bank
and Trust Company	Janet C. Smith	Susan G. Malloy
	Vice President, Assistant	Vice President and
Legal Counsel	Treasurer and Principal	Assistant Treasurer
Ropes & Gray LLP	Accounting Officer

Trustees	Robert R. Leveille
Jameson A. Baxter, Chair	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann
Charles B. Curtis

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

SA 058
273822 5/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — March 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PABAX

Putnam Dynamic Asset Allocation Balanced Fund*

Semiannual report 3|31|12

A world of investing.™

Putnam Investments

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Balanced Fund

Semiannual report
3 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among permitted asset categories may hurt performance. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of stocks and bonds may fall or fail to rise over extended periods of time for a variety or reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

After a quarter century of trending lower, U.S. Treasury rates have shown some upward movement on signs of an improving economy during the past few months. Greece’s successful debt restructuring and some better-than-expected economic data in the United States have helped to coax investors off the sidelines and back into the markets. While we believe the historic bull market in government debt is likely near its close, fixed-income markets today continue to offer myriad investing opportunities.

Investing in fixed-income markets, however, requires particular expertise and the capacity for deep security-level research. We believe Putnam’s veteran fixed-income team is well suited to that task, and offers a long-term track record of uncovering attractive opportunities across all sectors of the bond markets.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Dynamic Asset Allocation Balanced Fund

# Pursuing a balance of growth and income around the world

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund's target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The mix of holdings is rebalanced regularly as the fund managers take profits on investments that have outperformed and invest the proceeds in areas they believe offer greater future potential. The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

## Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The six portfolio managers of Putnam's Global Asset Allocation Group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process for analyzing asset classes and individual securities, and they have flexibility to adjust the portfolio as market conditions change.

Featured from left to right:

**James A. Fetch**
*(industry since 1994)*

**Robert J. Kea, CFA**
*(industry since 1988)*

**Jeffrey L. Knight, CFA**
*(industry since 1987)*

**Joshua B. Kutin, CFA**
*(industry since 1998)*

**Robert J. Schoen**
*(industry since 1990)*

**Jason R. Vaillancourt, CFA**
*(industry since 1993)*

2

Combining insights gained from proprietary research with expertise in the tools and concepts of diversification, Putnam's asset allocation specialists create the fund's investment strategies. These strategies integrate the global perspective of experienced portfolio managers, flexible weightings of asset classes in accordance with their perceived attractiveness, and individual security analysis to add value within each asset class.

The managers also execute dynamic strategies, adjusting the portfolio based on market conditions, opportunities, and risks. This active component of the fund can contribute to better risk-adjusted returns over time.

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Balanced Blended Benchmark is administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Barclays Capital U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

Jeff, how would you describe the market rally we saw in the first six months of the fund’s fiscal year?

We believe the gains reflected a recovery from the fear that gripped investors during the middle of 2011. Last year, three large macroeconomic risks restrained the stock market and drove investors toward the safety of Treasuries. There was fear of a double-dip recession in the United States, a credit market crisis in Europe, and the possibility of a hard economic landing in China, where authorities sought to restrain growth and inflationary pressures.

Each of these fears began to recede late in 2011. As investors recognized that the macro risks were no longer so acute, they bid up stock prices to reflect the impressive earnings results that corporations have delivered. In the United States, the economy has performed above expectations, providing a supportive environment for profits, and the labor market has improved.

Overseas markets had mixed results. Japan performed very well, with Japanese stocks among the world leaders in recent months. European stocks were in retreat until December, when the European Central Bank extended short-term lending support to the banking sector. This led to a rally in recent months in most European markets.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

5

The bond market, by contrast, was less robust. What happened in fixed income?

The bond market was more uneven, with credit sectors, including high-yield bonds, logging big gains, while more interest-rate sensitive sectors like government bonds had more muted returns. Near the end of the period, Treasuries lost ground and spreads tightened in credit sectors. This movement was a reversal of the flight to quality that dominated fixed-income markets during much of 2011. We believe that this recovery reflects fundamentals. At current price and yield levels, plain vanilla government bonds do not offer attractive return potential, in our view, and they are vulnerable to a jump in interest rates.

How would you evaluate overall fund results?

We saw impressive results. Before sales charges, the fund’s class A shares returned 17.13%. While this ranked behind the return of its all-equity primary benchmark, the Russell 3000 Index, it was better than the result of its secondary benchmark, which reflects the fund’s asset allocation. Many strategies worked in our favor relative to the secondary benchmark. It’s part of the fund’s asset allocation philosophy to invest across a number of diverse asset classes, and within these asset classes we have different kinds of active strategies seeking to augment returns or offset risks. We engage in multiple strategies because of the recognition that some will work and some will struggle, but we never depend on just one or two. The goal is to have several strategies adding to returns, and that was the case in this period.

What were highlights of your flexible allocations in the period?

For much of the period, we had a significant overweight to high-yield bonds, which offered attractive yield and total return potential, in our view, even as corporate default rates remained below historical averages. We held smaller overweight positions to U.S. small-cap stocks, both growth and value. In the early months we had a small underweight to large-cap stocks, but we moved to an overweight in January,

Strategy allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6

0

when our research indicated that risk assets offered attractive performance potential relative to expected volatility.

The high-yield and equity strategies contributed significantly to outperformance versus the fund’s secondary benchmark. Positions in international stocks, including many style-based strategies, like growth and value, also outpaced the secondary benchmark. Fixed-income positions also contributed to gains, as we continued to favor taking credit risk in the mortgage and corporate sectors.

We establish the high-yield and stock exposures with direct security investments as well as with derivatives. For example, with high-yield bonds we can own credit default swaps to hedge credit risk and market risk, or gain exposures to certain securities or groups of securities. For equity exposure, we can use futures contracts to manage exposure to market risk or to equitize cash holdings, and we can use options to enhance returns on securities in the portfolio.

Where did you see disappointments?

In equities, our thematic strategy under-performed. This selection strategy seeks to identify specific, sometimes idiosyncratic themes that can help particular stocks. It is often a great source of non-correlated results, but when markets rise as steadily as they did over the past six months, low correlation is less helpful.

Beyond equities, our commodities positioning detracted from results versus the secondary benchmark. Though a small weight in the portfolio, the position was overweight versus our usual positioning. Our strategy favored exposure to non-energy commodities, but these investments saw weakness as the growth pace in China slowed. China is a major source of global demand.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/12. Short-term holdings and derivatives are excluded. Holdings will vary over time.

7

How would you summarize your fixed-income positioning?

As our high-yield overweight suggests, we favored taking credit risk. Unlike some pundits who anticipated a recession developing in late 2011, we had confidence that the U.S. economic recovery would continue in the period, and it did. This helped corporate bond sectors and the mortgage-backed securities that the fund owns.

We also saw a big improvement in conditions for non-agency residential mortgage-backed securities [RMBS]. During 2011, investors were generally unwilling to hold these securities as risk aversion increased during Europe’s sovereign debt crisis. These securities benefited from an easing of macro risks in January and February of 2012. Also at that time, the Fed successfully managed sales of its RMBS portfolio in an auction process that found strong demand.

We generally avoided the interest-rate risk of plain vanilla government bonds, such as Treasuries. With yield levels so low, even a small uptick in interest rates could lead to losses. We can manage interest-rate exposure and other fixed-income risks with a variety of derivatives. With interest-rate swaps, the portfolio can hedge interest-rate risk, gain exposure to rates, or hedge prepayment risk. Futures contracts can also be used to hedge prepayment or interest-rate risks, or to gain rate exposures.

Did foreign currency volatility have an impact on fund results?

Foreign exchange overall subtracted just a fraction from results versus the secondary benchmark index, but this reflected a combination of currency exposures and strategies. The U.S. dollar has appreciated against other major currencies over the course of the fund’s semiannual period, which weakened the returns of securities denominated in foreign currencies. The fund had a variety of hedging positions to reduce foreign exposure risk or to gain exposure to particular currencies, and these helped to offset most of the adverse effects of the dollar’s strengthening.

This chart shows how the fund’s top strategy weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8

Europe was a source of global instability in 2011. What are the major global risks today?

The world is still in the middle of a long deleveraging process from the debt that built up prior to the recession. Fortunately, Europe made moves in a positive direction in recent months, and this has given markets and investors relief. European authorities engineered a debt restructuring for Greece, which included a formal default, as defined by rating agencies. The benefit of the restructuring was to resolve uncertainty and give investors an indication that the deleveraging process that other countries are facing can be managed in an orderly way.

Second, the European Central Bank [ECB] successfully implemented its Long-Term Refinancing Operation [LTRO]. The ECB addressed the short-term funding crisis afflicting the European banking sector. This support staved off the threat that banks might begin selling their holdings of European government bonds that would further increase borrowing costs for indebted countries like Spain and Italy. The LTRO lending is for three years, providing a window of opportunity to address structural problems on European sovereign balance sheets without the banking system seizing up. Finding ultimate solutions will likely be a prolonged process.

Do you think the recent positive trends are likely to persist?

Markets have come a long way in a brief period. It would not be unusual for investors to reconsider their risk exposures at this point. Markets could still move higher, but it would likely be at a less robust pace. Overall, the three major macro risks — the pace of economic growth in the United States and China, and the restructuring of European sovereign balance sheets — have diminished, though they still require close monitoring.

Have your strategies changed for the months ahead?

While the fund maintains its broad asset diversification, in our view the asset classes that delivered strong results so far this year continue to offer the most attractive relative value opportunities. High-yield securities benefit from yield spreads that are higher today than they were a year ago, even though the economy is stronger and default risks have eased. We believe credit sectors offer attractive return potential for investors who take a degree of credit risk and liquidity risk. Stocks also continue to look attractive, we believe.

Jeff, thanks for discussing the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charter-holder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James A. Fetch; Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/7/94)		(2/11/94)		(9/1/94)		(2/6/95)		(1/21/03)	(7/5/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.61%	6.26%	5.83%	5.83%	5.78%	5.78%	6.10%	5.89%	6.32%	6.87%

10 years	56.82	47.74	45.80	45.80	45.53	45.53	49.31	44.07	52.48	60.90
Annual average	4.60	3.98	3.84	3.84	3.82	3.82	4.09	3.72	4.31	4.87

5 years	12.53	6.07	8.61	6.74	8.49	8.49	9.83	6.00	11.08	13.97
Annual average	2.39	1.19	1.67	1.31	1.64	1.64	1.89	1.17	2.12	2.65

3 years	73.73	63.69	69.95	66.94	70.01	70.01	71.28	65.32	72.26	75.06
Annual average	20.21	17.85	19.34	18.63	19.35	19.35	19.65	18.24	19.87	20.52

1 year	4.11	–1.86	3.42	–1.58	3.42	2.42	3.70	0.08	3.88	4.46

6 months	17.13	10.39	16.77	11.77	16.74	15.74	16.89	12.82	17.00	17.36

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10

Comparative index returns For periods ended 3/31/12

			Lipper Mixed-Asset Target
		Putnam Balanced	Allocation Moderate Funds
	Russell 3000 Index	Blended Benchmark	category average*

Annual average (life of fund)	8.33%	—†	6.73%

10 years	57.91	75.77%	62.08
Annual average	4.67	5.80	4.89

5 years	11.37	20.62	14.44
Annual average	2.18	3.82	2.69

3 years	91.84	62.93	56.60
Annual average	24.26	17.67	16.08

1 year	7.18	6.46	3.84

6 months	26.55	15.48	13.96

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/12, there were 496, 482, 432, 404, 189, and 34 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.096		$0.055	$0.057	$0.071		$0.083	$0.110

Capital gains	—		—	—	—		—	—

Total	$0.096		$0.055	$0.057	$0.071		$0.083	$0.110

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/11	$9.99	$10.60	$9.95	$9.80	$9.98	$10.34	$9.93	$10.00

3/31/12	11.60	12.31	11.56	11.38	11.59	12.01	11.53	11.62

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/11	1.07%	1.82%	1.82%	1.57%	1.32%	0.82%

Annualized expense ratio for the six-month period
ended 3/31/12	1.06%	1.81%	1.81%	1.56%	1.31%	0.81%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2011, to March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.75	$9.81	$9.81	$8.46	$7.11	$4.40

Ending value (after expenses)	$1,171.30	$1,167.70	$1,167.40	$1,168.90	$1,170.00	$1,173.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2012, use the following calculation method. To find the value of your investment on October 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.35	$9.12	$9.12	$7.87	$6.61	$4.09

Ending value (after expenses)	$1,019.70	$1,015.95	$1,015.95	$1,017.20	$1,018.45	$1,020.95

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

14

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Barclays Capital U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2012, Putnam employees had approximately $353,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

The fund’s portfolio 3/31/12 (Unaudited)

COMMON STOCKS (45.6%)*	Shares	Value

Basic materials (2.6%)
Agrium, Inc. (Canada)	715	$61,755

Albemarle Corp.	14,300	914,056

American Vanguard Corp.	10,732	232,777

Andersons, Inc. (The)	376	18,307

ArcelorMittal (France)	2,619	50,054

Archer Daniels-Midland Co.	1,971	62,402

Arkema (France)	2,007	187,023

Assa Abloy AB Class B (Sweden)	21,497	675,213

BASF SE (Germany)	17,204	1,504,961

BBMG Corp. (China)	60,000	50,454

Bemis Co., Inc.	18,900	610,281

BHP Billiton PLC (United Kingdom)	15,094	460,525

BHP Billiton, Ltd. (Australia)	22,053	790,617

Black Earth Farming, Ltd. SDR (Sweden) †	3,511	6,899

Cambrex Corp. †	20,892	146,035

Carillion PLC (United Kingdom)	57,706	275,426

CF Industries Holdings, Inc.	9,215	1,683,120

Chicago Bridge & Iron Co., NV (Netherlands)	19,300	833,567

China Shanshui Cement Group, Ltd. (China)	123,000	97,094

Cliffs Natural Resources, Inc.	20,900	1,447,534

Compagnie de Saint-Gobain (France)	3,436	153,448

Cresud S.A.C.I.F. y A. ADR (Argentina)	1,430	17,618

Cytec Industries, Inc.	8,800	534,952

Domtar Corp. (Canada)	7,397	705,526

First Quantum Minerals, Ltd. (Canada)	2,200	41,951

First Resources, Ltd. (Singapore)	63,000	95,724

Fletcher Building, Ltd. (New Zealand)	47,704	263,265

Fortescue Metals Group, Ltd. (Australia)	42,349	254,868

Fortune Brands Home & Security, Inc. †	32,700	721,689

Givaudan SA (Switzerland)	208	200,465

Golden Agri-Resources, Ltd. (Singapore)	180,000	112,406

GrainCorp, Ltd. (Australia)	4,151	38,913

Horsehead Holding Corp. †	12,260	139,641

Incitec Pivot, Ltd. (Australia)	11,918	38,888

Innophos Holdings, Inc.	7,929	397,401

Innospec, Inc. †	6,977	211,961

Intrepid Potash, Inc. †	1,026	24,963

K&S AG (Germany)	2,306	120,637

KapStone Paper and Packaging Corp. †	19,164	377,531

Koninklijke DSM NV (Netherlands)	8,197	474,299

Koppers Holdings, Inc.	6,642	256,116

KWS Saat AG (Germany)	76	17,130

L.B. Foster Co. Class A	2,485	70,847

Landec Corp. †	21,868	142,798

Lanxess AG (Germany)	3,732	308,497

17

COMMON STOCKS (45.6%)* cont.	Shares	Value

Basic materials cont.
Linde AG (Germany)	2,944	$528,299

LyondellBasell Industries NV Class A (Netherlands)	45,311	1,977,825

Minerals Technologies, Inc.	2,717	177,719

Monsanto Co.	58,456	4,662,451

Mosaic Co. (The)	763	42,186

Newcrest Mining, Ltd. (Australia)	5,163	158,731

NewMarket Corp.	685	128,369

Nitto Denko Corp. (Japan)	19,900	801,818

NN, Inc. †	16,437	134,126

Nufarm, Ltd. (Australia) †	5,942	29,544

OM Group, Inc. †	4,767	131,140

PolyOne Corp.	19,895	286,488

Potash Corp. of Saskatchewan, Inc. (Canada)	2,120	96,863

PPG Industries, Inc.	20,500	1,963,900

PT Astra Agro Lestari Tbk (Indonesia)	10,000	25,536

Rio Tinto PLC (United Kingdom)	18,015	992,965

Rio Tinto, Ltd. (Australia)	18,569	1,257,949

Sealed Air Corp.	33,900	654,609

SLC Agricola SA (Brazil)	1,580	16,869

Sociedad Quimica y Minera de Chile SA ADR (Chile)	1,230	72,164

Steel Dynamics, Inc.	37,500	545,250

Syngenta AG (Switzerland)	2,918	1,008,871

TPC Group, Inc. †	3,674	162,428

Uralkali (Russia)	18,654	141,872

Valspar Corp.	15,500	748,495

Vilmorin & Cie (France)	173	18,701

Viterra, Inc. (Canada)	3,461	55,205

Voestalpine AG (Austria)	12,953	435,600

W.R. Grace & Co. †	9,893	571,815

Westlake Chemical Corp.	4,600	298,034

Wilmar International, Ltd. (Singapore)	11,000	42,878

Xstrata PLC (United Kingdom)	18,826	321,598

Yara International ASA (Norway)	1,151	54,895

		34,374,827
Capital goods (2.8%)
ABB, Ltd. (Switzerland)	24,407	500,740

AGCO Corp. †	19,329	912,522

Aisin Seiki Co., Ltd. (Japan)	13,900	488,020

American Axle & Manufacturing Holdings, Inc. †	8,571	100,366

Applied Industrial Technologies, Inc.	11,497	472,872

AZZ, Inc.	3,489	180,172

Canon, Inc. (Japan)	6,400	302,332

Cascade Corp.	5,771	289,243

Chart Industries, Inc. †	5,697	417,761

Chase Corp.	6,620	104,265

Chiyoda Corp. (Japan)	6,000	76,187

CNH Global NV (Netherlands) †	1,314	52,166

18

COMMON STOCKS (45.6%)* cont.	Shares	Value

Capital goods cont.
Cummins, Inc.	26,500	$3,181,060

Daelim Industrial Co., Ltd. (South Korea)	1,080	116,764

Deere & Co.	1,040	84,136

Dover Corp.	28,758	1,810,029

DXP Enterprises, Inc. †	6,956	302,516

Embraer SA ADR (Brazil)	5,200	166,296

Emerson Electric Co.	92,749	4,839,643

European Aeronautic Defense and Space Co. NV (France)	26,641	1,090,982

Exelis, Inc.	41,500	519,580

Fluor Corp.	28,022	1,682,441

Franklin Electric Co., Inc.	4,682	229,746

Fuji Electric Co., Ltd. (Japan)	140,000	368,733

Generac Holdings, Inc. †	5,811	142,660

Great Lakes Dredge & Dock Corp.	52,167	376,646

Greenbrier Companies, Inc. †	16,558	327,683

Hitachi, Ltd. (Japan)	155,000	994,382

IHI Corp. (Japan)	79,000	199,480

ITT Corp.	20,600	472,564

Kadant, Inc. †	7,626	181,651

Lindsay Corp.	630	41,750

Lockheed Martin Corp.	36,074	3,241,610

LSB Industries, Inc. †	13,204	513,900

McDermott International, Inc. †	46,300	593,103

Metso Corp. OYJ (Finland)	1,536	65,656

Mitsubishi Electric Corp. (Japan)	164,000	1,450,381

MTU Aero Engines Holding AG (Germany)	1,557	125,404

NACCO Industries, Inc. Class A	2,082	242,282

Newport Corp. †	5,034	89,202

Raytheon Co.	50,800	2,681,224

Rheinmetall AG (Germany)	2,352	139,261

Schindler Holding AG (Switzerland)	2,759	331,924

Schneider Electric SA (France)	4,336	283,305

SembCorp Industries, Ltd. (Singapore)	120,000	504,037

Singapore Technologies Engineering, Ltd. (Singapore)	56,000	144,783

Societe BIC SA (France)	4,483	449,858

Standard Motor Products, Inc.	6,528	115,807

Standex International Corp.	3,436	141,529

Staples, Inc.	93,900	1,519,302

Tetra Tech, Inc. †	4,347	114,587

Textron, Inc.	47,700	1,327,601

TriMas Corp. †	18,213	407,789

Valmont Industries, Inc.	3,484	409,056

Vinci SA (France)	4,218	219,959

		36,136,948
Communication services (2.0%)
Allot Communications, Ltd. (Israel) †	8,598	199,904

Aruba Networks, Inc. †	8,449	188,244

19

COMMON STOCKS (45.6%)* cont.	Shares	Value

Communication services cont.
AT&T, Inc.	100,840	$3,149,233

BCE, Inc. (Canada)	4,589	183,753

British Sky Broadcasting Group PLC (United Kingdom)	17,424	188,399

BroadSoft, Inc. †	3,051	116,701

BT Group PLC (United Kingdom)	286,712	1,038,262

China Mobile, Ltd. (China)	9,000	99,034

Cincinnati Bell, Inc. †	63,248	254,257

Comcast Corp. Class A	213,900	6,419,139

Deutsche Telekom AG (Germany)	26,654	320,896

EchoStar Corp. Class A †	31,766	893,895

France Telecom SA (France)	29,056	430,341

HSN, Inc.	4,900	186,347

IAC/InterActiveCorp.	22,700	1,114,343

InterDigital, Inc.	1,713	59,715

Jupiter Telecommunications Co., Ltd. (Japan)	103	103,162

Kabel Deutschland Holding AG (Germany) †	11,175	690,209

Loral Space & Communications, Inc. †	3,439	273,744

MetroPCS Communications, Inc. †	30,300	273,306

NeuStar, Inc. Class A †	7,013	261,234

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	15,000	680,500

NTT DoCoMo, Inc. (Japan)	58	96,281

Premiere Global Services, Inc. †	11,802	106,690

Tele2 AB Class B (Sweden)	15,873	323,900

Telecity Group PLC (United Kingdom) †	12,729	150,054

Telefonica SA (Spain)	27,784	455,227

Telenet Group Holding NV (Belgium)	3,298	136,487

USA Mobility, Inc.	9,701	135,135

Verizon Communications, Inc.	180,425	6,897,648

Vodafone Group PLC (United Kingdom)	476,558	1,312,603

Ziggio NV (Netherlands)	837	26,110

		26,764,753
Conglomerates (1.1%)
AMETEK, Inc.	27,500	1,334,025

Danaher Corp.	71,800	4,020,800

General Electric Co.	193,982	3,893,219

Marubeni Corp. (Japan)	22,000	158,681

Mitsui & Co., Ltd. (Japan)	36,700	601,690

Siemens AG (Germany)	10,952	1,104,119

Tyco International, Ltd.	69,400	3,898,892

		15,011,426
Consumer cyclicals (5.5%)
Advance Auto Parts, Inc.	10,900	965,413

Aeon Co., Ltd. (Japan)	23,800	312,848

Alliance Data Systems Corp. †	12,001	1,511,646

Ameristar Casinos, Inc.	11,765	219,182

Ascena Retail Group, Inc. †	7,120	315,558

Bayerische Motoren Werke (BMW) AG (Germany)	1,893	170,240

20

COMMON STOCKS (45.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Bed Bath & Beyond, Inc. †	30,400	$1,999,408

Belo Corp. Class A	57,693	413,659

Best Buy Co., Inc.	42,900	1,015,872

Big Lots, Inc. †	9,226	396,903

Brunswick Corp.	8,252	212,489

Buckle, Inc. (The)	8,817	422,334

Bunzl PLC (United Kingdom)	21,948	352,463

Cabela’s, Inc. †	11,974	456,808

Cato Corp. (The) Class A	3,436	94,971

CBS Corp. Class B	77,300	2,621,243

Christian Dior SA (France)	1,381	211,904

Cia Hering (Brazil)	8,400	216,966

Coach, Inc.	32,962	2,547,303

Compass Group PLC (United Kingdom)	56,682	594,295

Conn’s, Inc. †	15,065	231,248

Constant Contact, Inc. †	8,715	259,620

Daimler AG (Germany)	8,024	483,820

Dana Holding Corp.	10,962	169,911

Deluxe Corp.	12,079	282,890

Dillards, Inc. Class A	16,945	1,067,874

Dolby Laboratories, Inc. Class A †	13,200	502,392

Dongfeng Motor Group Co., Ltd. (China)	36,000	64,995

DSW, Inc. Class A	3,520	192,790

Dun & Bradstreet Corp. (The)	9,600	813,408

Elders, Ltd. (Australia) †	35,584	8,478

Expedia, Inc.	16,850	563,464

Express, Inc. †	13,275	331,610

Fiat Industrial SpA (Italy) †	40,428	431,350

Fiat SpA (Italy) S	54,705	321,608

Finish Line, Inc. (The) Class A	18,224	386,713

Foot Locker, Inc.	53,700	1,667,385

G-III Apparel Group, Ltd. †	10,219	290,424

GameStop Corp. Class A S	25,900	565,656

Gannett Co., Inc.	41,800	640,794

General Motors Co. †	87,200	2,236,680

Genesco, Inc. †	3,721	266,610

Global Cash Access Holdings, Inc. †	44,117	344,113

Global Payments, Inc.	21,400	1,015,858

GNC Holdings, Inc. Class A	7,586	264,676

Helen of Troy, Ltd. (Bermuda) †	3,864	131,415

Hino Motors, Ltd. (Japan)	71,000	512,964

Home Depot, Inc. (The)	129,700	6,525,207

Home Inns & Hotels Management, Inc. ADR (China) † S	1,700	43,367

Indofood Agri Resources, Ltd. (Singapore) †	6,000	7,422

Industria de Diseno Textil (Inditex) SA (Spain)	5,390	516,288

Isuzu Motors, Ltd. (Japan)	65,000	380,875

21

COMMON STOCKS (45.6%)* cont.	Shares	Value

Consumer cyclicals cont.
JB Hi-Fi, Ltd. (Australia) S	6,652	$75,520

Kingfisher PLC (United Kingdom)	135,609	665,253

Knology, Inc. †	11,258	204,896

La-Z-Boy, Inc. †	19,298	288,698

Leapfrog Enterprises, Inc. †	57,937	484,353

Lear Corp.	16,400	762,436

LG Corp. (South Korea)	1,783	102,286

LIN TV Corp. Class A †	31,028	125,663

Localiza Rent a Car SA (Brazil)	9,400	173,020

LVMH Moet Hennessy Lois Vuitton SA (France)	2,375	408,137

Macy’s, Inc.	51,100	2,030,203

Marriott International, Inc. Class A	35,300	1,336,105

McGraw-Hill Cos., Inc. (The)	37,500	1,817,625

Media Nusantara Citra Tbk PT (Indonesia)	303,500	62,399

Men’s Wearhouse, Inc. (The)	6,998	271,312

Myer Holdings, Ltd. (Australia)	38,987	94,500

Navistar International Corp. †	14,647	592,471

News Corp. Class A	140,804	2,772,431

Next PLC (United Kingdom)	12,328	588,207

Nintendo Co., Ltd. (Japan)	800	120,333

Nissan Motor Co., Ltd. (Japan)	77,600	825,971

Nu Skin Enterprises, Inc. Class A	5,114	296,152

O’Reilly Automotive, Inc. †	16,700	1,525,545

OPAP SA (Greece)	23,219	225,131

Orbitz Worldwide, Inc. †	28,380	86,559

Pearson PLC (United Kingdom)	9,313	173,540

Perry Ellis International, Inc. †	12,316	229,940

PetSmart, Inc.	17,300	989,906

Pier 1 Imports, Inc. †	10,506	190,999

Porsche Automobil Holding SE (Preference) (Germany)	4,360	257,311

PPR SA (France)	2,250	387,106

PVH Corp.	2,025	180,893

R. R. Donnelley & Sons Co. S	39,100	484,449

Randstad Holding NV (Netherlands)	3,104	117,115

Rent-A-Center, Inc.	8,121	306,568

Select Comfort Corp. †	7,813	253,063

Shuffle Master, Inc. †	7,590	133,584

Sinclair Broadcast Group, Inc. Class A	31,408	347,372

Sonic Automotive, Inc. Class A	41,893	750,304

Sony Corp. (Japan)	35,700	734,962

Spectrum Brands Holdings, Inc. †	4,543	158,823

Standard Parking Corp. †	7,160	146,780

Stella International Holdings, Ltd. (Hong Kong)	56,500	137,075

Suzuki Motor Corp. (Japan)	23,700	566,086

Swire Pacific, Ltd. Class A (Hong Kong)	65,500	734,240

SYKES Enterprises, Inc. †	7,861	124,204

22

COMMON STOCKS (45.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Thor Industries, Inc.	5,812	$183,427

TNS, Inc. †	19,677	427,581

Towers Watson & Co. Class A	11,200	739,984

Town Sports International Holdings, Inc. †	14,765	186,482

Trump Entertainment Resorts, Inc.	180	180

TUI Travel PLC (United Kingdom)	82,487	258,994

URS Corp. †	15,500	659,060

Valeo SA (France)	2,841	148,985

ValueClick, Inc. †	4,092	80,776

Vertis Holdings, Inc. F	593	6

Viacom, Inc. Class B	60,161	2,855,241

VistaPrint NV †	20,600	796,190

Volkswagen AG (Preference) (Germany)	2,836	498,706

Volvo AB Class B (Sweden)	8,438	122,952

VOXX International Corp. †	22,629	306,849

Wal-Mart Stores, Inc.	15,602	954,842

Warnaco Group, Inc. (The) †	3,341	195,114

Whirlpool Corp.	5,381	413,584

WPP PLC (Ireland)	35,875	490,330

Wyndham Worldwide Corp.	22,700	1,055,777

Wynn Resorts, Ltd.	10,900	1,361,192

Zale Corp. †	21,405	66,141

		71,715,329
Consumer staples (4.3%)
AFC Enterprises †	31,121	527,812

Ajinomoto Co., Inc. (Japan)	9,000	112,867

Anheuser-Busch InBev NV (Belgium)	12,219	892,721

Associated British Foods PLC (United Kingdom)	9,479	184,972

Avis Budget Group, Inc. †	31,842	450,564

Beacon Roofing Supply, Inc. †	8,863	228,311

BRF — Brasil Foods SA ADR (Brazil)	1,989	39,800

Brinker International, Inc.	20,949	577,145

British American Tobacco (BAT) PLC (United Kingdom)	11,096	559,153

Bunge, Ltd.	805	55,094

Campbell Soup Co.	36,900	1,249,065

Career Education Corp. †	7,971	64,246

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	58,000	3,734

Chiquita Brands International, Inc. †	700	6,153

Church & Dwight Co., Inc.	8,200	403,358

Coca-Cola Co. (The)	26,600	1,968,666

Cola-Cola Amatil, Ltd. (Australia)	8,948	115,582

ConAgra Foods, Inc.	71,700	1,882,842

Corinthian Colleges, Inc. †	32,155	133,122

Corn Products International, Inc.	830	47,850

Corrections Corporation of America †	22,500	614,475

Costco Wholesale Corp.	51,400	4,667,120

CVS Caremark Corp.	136,600	6,119,680

23

COMMON STOCKS (45.6%)* cont.	Shares	Value

Consumer staples cont.
Danone (France)	6,521	$454,856

Diageo PLC (United Kingdom)	27,615	663,658

DineEquity, Inc. †	1,896	94,042

Distribuidora Internacional de Alimentacion SA (Spain) †	43,300	214,654

Dollar Thrifty Automotive Group †	1,654	133,825

Dr. Pepper Snapple Group, Inc.	42,500	1,708,925

Glanbia PLC (Ireland)	2,493	18,487

Heineken Holding NV (Netherlands)	8,698	407,178

Herbalife, Ltd.	23,900	1,644,798

IOI Corp. Bhd (Malaysia)	21,500	37,477

Japan Tobacco, Inc. (Japan)	229	1,289,284

Jeronimo Martins, SGPS, SA (Portugal) †	11,184	227,843

Kao Corp. (Japan)	15,700	411,990

Kerry Group PLC Class A (Ireland)	24,116	1,116,073

Koninklijke Ahold NV (Netherlands)	41,852	579,949

Kroger Co. (The)	91,600	2,219,468

Kuala Lumpur Kepong Bhd (Malaysia)	5,100	40,953

Lawson, Inc. (Japan)	7,300	459,502

Lincoln Educational Services Corp.	4,934	39,028

Lorillard, Inc.	19,800	2,563,704

Maple Leaf Foods, Inc. (Canada)	1,612	19,216

McDonald’s Corp.	9,500	931,950

Molson Coors Brewing Co. Class B	30,800	1,393,700

Nestle SA (Switzerland)	23,295	1,465,776

Olam International, Ltd. (Singapore)	44,045	82,691

PepsiCo, Inc.	13,227	877,611

Philip Morris International, Inc.	104,078	9,222,352

Procter & Gamble Co. (The)	48,340	3,248,931

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Indonesia)	77,000	24,210

Rakuten, Inc. (Japan)	156	163,407

Red Robin Gourmet Burgers, Inc. †	4,093	152,219

Robert Half International, Inc.	28,800	872,640

Sally Beauty Holdings, Inc. †	11,288	279,942

Smithfield Foods, Inc. †	907	19,981

Spartan Stores, Inc.	6,906	125,137

Tate & Lyle PLC (United Kingdom)	56,768	640,143

Tesco PLC (United Kingdom)	25,242	133,236

Toyota Tsusho Corp. (Japan)	25,100	510,976

Tyson Foods, Inc. Class A	1,587	30,391

Unilever PLC (United Kingdom)	4,469	147,538

USANA Health Sciences, Inc. †	3,163	118,075

WM Morrison Supermarkets PLC (United Kingdom)	51,826	247,029

Woolworths, Ltd. (Australia)	17,046	458,731

Yamazaki Baking Co., Inc. (Japan)	42,000	601,812

		56,997,720

24

COMMON STOCKS (45.6%)* cont.	Shares	Value

Energy (4.4%)
Basic Energy Services, Inc. †	15,537	$269,567

BG Group PLC (United Kingdom)	32,030	741,840

BP PLC (United Kingdom)	126,025	932,395

Canadian Natural Resources, Ltd. (Canada)	11,600	384,476

Chevron Corp.	94,363	10,119,488

Clayton Williams Energy, Inc. †	2,480	197,011

Compagnie Generale de Geophysique-Veritas (CGG — Veritas) (France) †	22,044	652,388

Compton Petroleum Corp. (Canada) †	12,497	49,601

ConocoPhillips	20,803	1,581,236

Contango Oil & Gas Co. †	3,043	179,263

CVR Energy, Inc. †	10,772	288,151

Deepocean Group (Shell) (acquired 6/9/11, cost $122,268) (Norway) ‡	8,417	143,089

Diamond Offshore Drilling, Inc.	11,200	747,600

Energy Partners, Ltd. †	11,675	193,922

ENI SpA (Italy)	31,149	730,749

Exxon Mobil Corp.	115,305	10,000,403

Gazprom OAO ADR (Russia)	20,800	257,296

Helix Energy Solutions Group, Inc. †	22,287	396,709

Helmerich & Payne, Inc.	14,100	760,695

HollyFrontier Corp.	27,600	887,340

Inpex Corp. (Japan)	77	520,031

Key Energy Services, Inc. †	21,925	338,741

Marathon Oil Corp.	67,000	2,123,900

Marathon Petroleum Corp.	38,250	1,658,520

Murphy Oil Corp.	22,300	1,254,821

National Oilwell Varco, Inc.	36,900	2,932,443

Newpark Resources, Inc. †	22,005	180,221

Nexen, Inc. (Canada)	8,036	147,354

Occidental Petroleum Corp.	37,708	3,590,933

Oceaneering International, Inc.	30,200	1,627,478

Peabody Energy Corp.	33,600	973,056

Petrofac, Ltd. (United Kingdom)	29,273	814,706

Petroleo Brasileiro SA ADR (Brazil)	3,100	82,336

Repsol YPF SA (Spain)	12,335	309,447

REX American Resources Corp. †	4,814	147,790

Rosetta Resources, Inc. †	3,281	159,982

Royal Dutch Shell PLC Class A (United Kingdom)	30,591	1,068,394

Royal Dutch Shell PLC Class A (United Kingdom)	22,301	780,749

Royal Dutch Shell PLC Class B (United Kingdom)	22,044	775,530

Schlumberger, Ltd.	13,100	916,083

Stallion Oilfield Holdings, Ltd.	923	35,997

Statoil ASA (Norway)	27,614	749,660

Stone Energy Corp. †	20,440	584,380

Superior Energy Services †	25,400	669,544

Swift Energy Co. †	10,114	293,609

Technip SA (France)	3,093	364,373

25

COMMON STOCKS (45.6%)* cont.	Shares	Value

Energy cont.
Tesoro Corp. †	24,700	$662,948

Total SA (France)	16,451	839,012

Tullow Oil PLC (United Kingdom)	14,108	344,579

Unit Corp. †	3,846	164,455

Vaalco Energy, Inc. †	40,969	387,157

Valero Energy Corp.	94,000	2,422,380

W&T Offshore, Inc.	10,290	216,913

Western Refining, Inc.	9,061	170,528

WPX Energy, Inc.	36,200	651,962

		58,473,231
Financials (7.3%)
3i Group PLC (United Kingdom)	56,402	193,060

ACE, Ltd.	4,839	354,215

Agree Realty Corp. R	6,979	157,586

AIA Group, Ltd. (Hong Kong)	205,200	751,774

Allianz SE (Germany)	6,606	788,268

Allied World Assurance Co. Holdings AG	13,923	956,092

American Capital Agency Corp. R	2,735	80,792

American Equity Investment Life Holding Co.	21,263	271,529

American Financial Group, Inc.	18,960	731,477

American Safety Insurance Holdings, Ltd. †	10,683	201,375

Amtrust Financial Services, Inc.	3,669	98,623

Aon PLC (United Kingdom)	54,300	2,663,958

Apollo Commercial Real Estate Finance, Inc. R	11,880	185,922

Arch Capital Group, Ltd. †	28,096	1,046,295

Arlington Asset Investment Corp. Class A	4,492	99,722

Ashford Hospitality Trust, Inc. R	24,113	217,258

Assurant, Inc.	21,400	866,700

Assured Guaranty, Ltd. (Bermuda)	57,009	941,789

Australia & New Zealand Banking Group, Ltd. (Australia)	49,752	1,198,718

AvalonBay Communities, Inc. R	11,700	1,653,795

AXA SA (France)	42,816	709,799

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	8,097	64,437

Banco Latinoamericano de Exportaciones SA Class E (Panama)	15,447	326,086

Banco Santander Central Hispano SA (Spain)	42,466	326,795

Bank of America Corp.	39,534	378,340

Bank of the Ozarks, Inc.	4,913	153,580

Barclays PLC (United Kingdom)	350,165	1,317,610

Berkshire Hathaway, Inc. Class B †	24,300	1,971,945

BM&F Bovespa SA (Brazil)	19,400	119,453

BNP Paribas SA (France)	13,507	640,858

British Land Company PLC (United Kingdom) R	24,971	191,678

Cardinal Financial Corp.	12,902	145,793

Cardtronics, Inc. †	7,415	194,644

CBL & Associates Properties, Inc. R	16,706	316,078

CBOE Holdings, Inc.	34,300	974,806

CFS Retail Property Trust (Australia) R	72,345	134,140

26

COMMON STOCKS (45.6%)* cont.	Shares	Value

Financials cont.
Chimera Investment Corp. R	170,600	$482,798

China Construction Bank Corp. (China)	604,000	466,677

China Pacific Insurance (Group) Co., Ltd. (China)	38,600	119,545

CIT Group, Inc. †	15,800	651,592

Citigroup, Inc.	27,563	1,007,428

Citizens & Northern Corp.	8,315	166,300

City National Corp.	4,200	220,374

CNO Financial Group, Inc. †	28,769	223,823

Commonwealth Bank of Australia (Australia)	12,651	656,537

DBS Group Holdings, Ltd. (Singapore)	11,000	124,084

Deutsche Bank AG (Germany)	13,641	678,690

Dexus Property Group (Australia)	491,958	443,347

DnB NOR ASA (Norway)	8,748	112,446

Dynex Capital, Inc. R	15,278	145,905

E*Trade Financial Corp. †	25,218	276,137

East West Bancorp, Inc.	22,828	527,099

Eaton Vance Corp.	44,200	1,263,236

Equity Residential Trust R	34,500	2,160,390

Everest Re Group, Ltd.	9,900	915,948

Extra Space Storage, Inc. R	5,532	159,266

Fidelity National Financial, Inc. Class A	49,600	894,288

Financial Institutions, Inc.	8,562	138,448

First Financial Bancorp	6,567	113,609

First Industrial Realty Trust † R	11,636	143,705

Flushing Financial Corp.	14,955	201,294

FXCM, Inc. Class A	12,511	162,518

Glimcher Realty Trust R	15,052	153,831

Hachijuni Bank, Ltd. (The) (Japan)	57,000	336,064

Hang Lung Group, Ltd. (Hong Kong)	54,000	349,428

Hanmi Financial Corp. †	16,673	168,731

Hartford Financial Services Group, Inc. (The)	81,500	1,718,020

Heartland Financial USA, Inc.	5,752	99,740

Henderson Land Development Co., Ltd. (Hong Kong)	14,000	77,251

HFF, Inc. Class A †	26,239	432,156

Home Bancshares, Inc.	6,382	169,825

Housing Development Finance Corp. (India)	6,075	80,289

HSBC Holdings PLC (London Exchange) (United Kingdom)	137,089	1,216,532

Hysan Development Co., Ltd. (Hong Kong)	24,000	96,117

Industrial and Commercial Bank of China, Ltd. (China)	176,000	113,548

ING Groep NV GDR (Netherlands) †	47,477	395,560

Insurance Australia Group, Ltd. (Australia)	130,022	457,923

Interactive Brokers Group, Inc. Class A	18,713	318,121

Invesco Mortgage Capital, Inc. R	6,418	113,278

Investment AB Kinnevik Class B (Sweden)	22,333	519,521

Israel Corp., Ltd. (The) (Israel)	775	521,723

Itau Unibanco Holding SA ADR (Preference) (Brazil)	8,100	155,439

27

COMMON STOCKS (45.6%)* cont.	Shares	Value

Financials cont.
Jefferies Group, Inc.	67,800	$1,277,352

Jones Lang LaSalle, Inc.	6,839	569,757

JPMorgan Chase & Co.	211,798	9,738,472

Lexington Realty Trust R	78,870	709,041

Lloyds Banking Group PLC (United Kingdom) †	614,175	330,127

LSR Group OJSC GDR (Russia)	16,341	96,412

LTC Properties, Inc. R	9,244	295,808

Macquarie Group, Ltd. (Australia)	3,496	105,308

Maiden Holdings, Ltd. (Bermuda)	14,221	127,989

MainSource Financial Group, Inc.	12,762	153,782

MarketAxess Holdings, Inc.	1,627	60,671

MFA Financial, Inc. R	20,600	153,882

Mission West Properties R	12,235	120,637

Mitsubishi UFJ Financial Group, Inc. (Japan)	178,400	888,013

Mitsui Fudosan Co., Ltd. (Japan)	20,000	382,506

Morgan Stanley	214,200	4,206,888

Nasdaq OMX Group, Inc. (The) †	46,000	1,191,400

National Australia Bank, Ltd. (Australia)	13,169	335,571

National Bank of Canada (Canada)	2,956	235,218

National Financial Partners Corp. †	6,942	105,102

National Health Investors, Inc. R	9,700	473,166

Nelnet, Inc. Class A	7,788	201,787

Newcastle Investment Corp. R	33,038	207,479

Northern Trust Corp.	45,600	2,163,720

Ocwen Financial Corp. †	22,386	349,893

Omega Healthcare Investors, Inc. R	6,981	148,416

One Liberty Properties, Inc. R	8,458	154,781

ORIX Corp. (Japan)	9,520	908,638

Peoples Bancorp, Inc.	7,741	135,777

Ping An Insurance (Group) Co. of China, Ltd. (China)	7,000	52,913

PNC Financial Services Group, Inc.	33,500	2,160,415

Popular, Inc. (Puerto Rico) †	65,901	135,097

Portfolio Recovery Associates, Inc. †	1,694	121,494

Protective Life Corp.	6,625	196,233

Prudential PLC (United Kingdom)	56,924	680,599

PS Business Parks, Inc. R	3,331	218,314

Public Storage R	15,800	2,183,086

Rayonier, Inc. R	17,850	787,007

Reinsurance Group of America, Inc. Class A	16,000	951,520

RenaissanceRe Holdings, Ltd.	11,425	865,215

Republic Bancorp, Inc. Class A	3,083	73,745

Resona Holdings, Inc. (Japan)	56,400	259,616

Sberbank of Russia ADR (Russia) †	36,681	470,984

SCOR SE (France)	4,648	125,592

Simon Property Group, Inc. R	29,100	4,239,288

Southside Bancshares, Inc.	10,035	221,774

28

COMMON STOCKS (45.6%)* cont.	Shares	Value

Financials cont.
Sovran Self Storage, Inc. R	3,842	$191,447

St. Joe Co. (The) †	29,713	564,844

Standard Chartered PLC (United Kingdom)	26,130	652,001

Starwood Property Trust, Inc. R	4,983	104,743

Stockland (Units) (Australia) R	102,371	311,760

Suncorp Group, Ltd. (Australia)	43,228	376,133

Svenska Handelsbanken AB Class A (Sweden) †	13,778	439,218

Swedbank AB Class A (Sweden)	27,526	427,714

Swiss Life Holding AG (Switzerland)	4,508	536,346

Swiss Re AG (Switzerland)	3,674	234,636

SWS Group, Inc.	21,739	124,347

Symetra Financial Corp.	14,303	164,914

TD Ameritrade Holding Corp.	73,200	1,444,968

Turkiye Vakiflar Bankasi Tao (Turkey)	49,421	93,723

UniCredito Italiano SpA (Italy)	65,596	328,595

Universal Health Realty Income Trust R	2,159	85,561

Urstadt Biddle Properties, Inc. Class A R	6,889	135,989

Virginia Commerce Bancorp, Inc. †	20,960	184,029

W.R. Berkley Corp.	25,400	917,448

Walker & Dunlop, Inc. †	6,761	85,189

Washington Banking Co.	9,742	134,537

Wells Fargo & Co.	190,979	6,520,023

Westpac Banking Corp. (Australia)	16,200	367,331

Wheelock and Co., Ltd. (Hong Kong)	62,000	186,825

		95,556,377
Health care (5.1%)
Abbott Laboratories	8,400	514,836

ABIOMED, Inc. †	9,796	217,373

Aetna, Inc.	44,273	2,220,734

Affymax, Inc. †	11,630	136,536

Alfresa Holdings Corp. (Japan)	4,500	213,936

Amarin Corp. PLC ADR (Ireland) †	4,049	45,835

Amedisys, Inc. †	2,092	30,250

AmerisourceBergen Corp.	33,800	1,341,184

AmSurg Corp. †	5,812	162,620

Assisted Living Concepts, Inc. Class A	264	4,385

Astellas Pharma, Inc. (Japan)	14,900	612,058

AstraZeneca PLC (United Kingdom)	14,005	622,524

athenahealth, Inc. †	1,927	142,829

AVEO Pharmaceuticals, Inc. †	5,791	71,866

Bayer AG (Germany)	2,750	193,433

Biosensors International Group, Ltd. (Singapore) †	134,000	160,431

Biotest AG — Vorzugsaktien (Germany)	2,277	135,595

C.R. Bard, Inc.	11,400	1,125,408

Centene Corp. †	5,393	264,095

Charles River Laboratories International, Inc. †	3,877	139,921

Coloplast A/S Class B (Denmark)	2,061	356,829

29

COMMON STOCKS (45.6%)* cont.	Shares	Value

Health care cont.
Computer Programs & Systems, Inc.	2,076	$117,336

Conmed Corp. †	11,707	349,688

Cubist Pharmaceuticals, Inc. †	5,663	244,925

Elan Corp. PLC ADR (Ireland) †	18,134	272,191

Eli Lilly & Co.	104,590	4,211,839

Endo Pharmaceuticals Holdings, Inc. †	30,384	1,176,772

Epocrates, Inc. †	7,894	67,731

Forest Laboratories, Inc. †	86,032	2,984,450

Fresenius SE & Co. KGaA (Germany)	4,159	426,498

Gentiva Health Services, Inc. †	4,054	35,432

Gilead Sciences, Inc. †	82,700	4,039,895

GlaxoSmithKline PLC (United Kingdom)	53,800	1,201,732

Greatbatch, Inc. †	13,995	343,157

Grifols SA ADR (Spain) †	54,129	417,335

HCA Holdings, Inc.	19,200	475,008

Health Management Associates, Inc. Class A †	49,000	329,280

HealthSouth Corp. †	16,235	332,493

Hi-Tech Pharmacal Co., Inc. †	6,197	222,658

Humana, Inc.	20,200	1,868,096

InterMune, Inc. †	7,952	116,656

Jazz Pharmaceuticals PLC (Ireland) †	20,234	980,742

Johnson & Johnson	46,280	3,052,629

Kensey Nash Corp.	4,070	119,088

Kindred Healthcare, Inc. †	17,010	146,966

Lincare Holdings, Inc.	4,911	127,097

Magellan Health Services, Inc. †	3,705	180,841

MAP Pharmaceuticals, Inc. †	3,074	44,143

McKesson Corp.	28,600	2,510,222

Medicines Co. (The) †	22,797	457,536

Medicis Pharmaceutical Corp. Class A	8,317	312,636

MELA Sciences, Inc. † S	26,358	117,820

Merck & Co., Inc.	34,399	1,320,922

Metropolitan Health Networks, Inc. †	21,623	202,608

Mitsubishi Tanabe Pharma (Japan)	5,100	71,537

Molina Healthcare, Inc. †	14,625	491,839

Novartis AG (Switzerland)	22,918	1,268,398

Novo Nordisk A/S Class B (Denmark)	3,856	533,876

Obagi Medical Products, Inc. †	28,483	381,672

Omnicare, Inc.	18,200	647,374

Onyx Pharmaceuticals, Inc. †	2,500	94,200

OraSure Technologies, Inc. †	60,135	690,951

Orion Oyj Class B (Finland)	11,501	227,322

Otsuka Holdings Company, Ltd. (Japan)	20,300	600,882

Par Pharmaceutical Cos., Inc. †	17,594	681,416

PDL BioPharma, Inc.	30,832	195,783

Pernix Therapeutics Holdings †	6,979	62,811

30

COMMON STOCKS (45.6%)* cont.	Shares	Value

Health care cont.
Pfizer, Inc.	364,723	$8,264,623

Quality Systems, Inc.	6,743	294,871

Questcor Pharmaceuticals, Inc. †	2,823	106,201

ResMed, Inc. †	23,000	710,930

Roche Holding AG — Genusschein (Switzerland)	5,235	911,065

RTI Biologics, Inc. †	29,359	108,628

Salix Pharmaceuticals, Ltd. †	3,545	186,113

Sanofi (France)	24,219	1,880,880

Spectrum Pharmaceuticals, Inc. †	10,976	138,627

STAAR Surgical Co. †	22,178	240,188

Sun Healthcare Group, Inc. †	32,324	221,096

Suzuken Co., Ltd. (Japan)	9,400	289,825

Synergetics USA, Inc. †	18,057	117,371

Synthes, Inc. (Switzerland)	2,441	423,464

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	11,744	529,185

Triple-S Management Corp. Class B (Puerto Rico) †	10,126	233,911

United Therapeutics Corp. †	19,481	918,140

UnitedHealth Group, Inc.	100,576	5,927,949

ViroPharma, Inc. †	23,577	708,960

Warner Chilcott PLC Class A (Ireland) †	53,300	895,973

WellCare Health Plans, Inc. †	8,283	595,382

Zoll Medical Corp. †	1,248	115,602

		67,286,145
Technology (8.6%)
Acacia Research Corp. †	2,183	91,118

Actuate Corp. †	66,342	416,628

Acxiom Corp. †	11,189	164,255

Advanced Micro Devices, Inc. †	15,900	127,518

Agilent Technologies, Inc. †	47,700	2,123,127

Amadeus IT Holding SA Class A (Spain)	7,463	140,841

Anixter International, Inc. †	2,435	176,611

AOL, Inc. †	45,900	870,723

Apple, Inc. †	62,783	37,636,525

Applied Materials, Inc.	117,400	1,460,456

ASML Holding NV (Netherlands)	7,282	364,006

Aspen Technology, Inc. †	7,144	146,666

Asustek Computer, Inc. (Taiwan)	10,960	103,419

Baidu, Inc. ADR (China) †	3,200	466,464

BMC Software, Inc. †	34,900	1,401,584

Broadcom Corp. Class A †	45,800	1,799,940

Brocade Communications Systems, Inc. †	101,800	585,350

CA, Inc.	61,724	1,701,113

CACI International, Inc. Class A †	4,342	270,463

Cadence Design Systems, Inc. †	84,100	995,744

Cavium, Inc. †	3,332	103,092

Cirrus Logic, Inc. †	6,716	159,841

Cisco Systems, Inc.	234,658	4,963,017

31

COMMON STOCKS (45.6%)* cont.	Shares	Value

Technology cont.
Coherent, Inc. †	2,507	$146,233

Computershare, Ltd. (Australia)	15,554	145,004

Concur Technologies, Inc. †	2,681	153,836

Dell, Inc. †	124,824	2,072,078

Educomp Solutions, Ltd. (India)	17,363	65,795

EnerSys †	9,119	315,973

Entegris, Inc. †	28,400	265,256

Entropic Communications, Inc. †	32,740	190,874

Fair Isaac Corp.	12,278	539,004

FEI Co. †	10,186	500,234

Fujitsu, Ltd. (Japan)	156,000	821,747

Gemalto NV (Netherlands)	2,937	193,856

Google, Inc. Class A †	14,489	9,290,926

GT Advanced Technologies, Inc. †	4,896	40,490

Hollysys Automation Technologies, Ltd. (China) †	16,200	171,720

Hon Hai Precision Industry Co., Ltd. (Taiwan)	66,100	256,432

SK Hynix, Inc. (South Korea)	6,050	156,182

IBM Corp.	23,915	4,989,865

Infineon Technologies AG (Germany)	47,216	482,743

InnerWorkings, Inc. †	10,511	122,453

Integrated Silicon Solutions, Inc. †	11,525	128,619

Intel Corp.	75,441	2,120,647

Ixia †	7,993	99,833

JDA Software Group, Inc. †	10,062	276,504

KLA-Tencor Corp.	19,800	1,077,516

Konami Corp. (Japan)	13,800	391,142

Kulicke & Soffa Industries, Inc. †	25,705	319,513

L-3 Communications Holdings, Inc.	17,600	1,245,552

Lam Research Corp. †	18,600	829,932

Lexmark International, Inc. Class A	3,729	123,952

LivePerson, Inc. †	7,035	117,977

Manhattan Associates, Inc. †	3,254	154,663

Microsoft Corp.	352,660	11,373,285

Monotype Imaging Holdings, Inc. †	7,480	111,452

MTS Systems Corp.	3,727	197,866

Nanometrics, Inc. †	6,134	113,540

Netscout Systems, Inc. †	11,865	241,334

Nova Measuring Instruments, Ltd. (Israel) †	18,541	166,127

NTT Data Corp. (Japan)	59	207,359

NVIDIA Corp. †	66,800	1,028,052

Omnivision Technologies, Inc. †	6,396	127,920

Oracle Corp.	40,749	1,188,241

Parametric Technology Corp. †	6,433	179,738

Perfect World Co., Ltd. ADR (China) †	3,000	48,540

Photronics, Inc. †	20,555	136,691

Polycom, Inc. †	30,300	577,821

32

COMMON STOCKS (45.6%)* cont.	Shares	Value

Technology cont.
QLogic Corp. †	91,216	$1,619,996

Qualcomm, Inc.	18,022	1,225,856

RealPage, Inc. †	8,746	167,661

RF Micro Devices, Inc. †	17,228	85,795

Rudolph Technologies, Inc. †	16,155	179,482

Samsung Electronics Co., Ltd. (South Korea)	253	284,696

SanDisk Corp. †	1,500	74,385

SAP AG (Germany)	7,050	492,319

Skyworks Solutions, Inc. †	15,809	437,119

Softbank Corp. (Japan)	20,800	614,928

SolarWinds, Inc. †	2,658	102,732

Spreadtrum Communications, Inc. ADR (China)	5,700	94,050

STEC, Inc. †	12,879	121,578

Symantec Corp. †	108,900	2,036,430

Synchronoss Technologies, Inc. †	3,031	96,750

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	22,000	63,284

Tech Data Corp. †	13,264	719,705

Telefonaktiebolaget LM Ericsson Class B (Sweden)	16,089	166,707

Tencent Holdings, Ltd. (China)	8,200	228,718

Teradyne, Inc. †	46,202	780,352

Texas Instruments, Inc.	4,000	134,440

TIBCO Software, Inc. †	10,753	327,967

TTM Technologies, Inc. †	23,515	270,187

Tyler Technologies, Inc. †	2,887	110,890

Ultimate Software Group, Inc. †	2,056	150,664

Unisys Corp. †	2,725	53,737

VASCO Data Security International, Inc. †	25,063	270,430

Vishay Intertechnology, Inc. †	41,500	504,640

Websense, Inc. †	6,928	146,112

Western Digital Corp. †	26,700	1,105,113

Xyratex, Ltd. (United Kingdom)	9,192	146,245

		112,585,986
Transportation (0.5%)
AirAsia Bhd (Malaysia)	87,400	98,427

Central Japan Railway Co. (Japan)	115	947,566

ComfortDelgro Corp., Ltd. (Singapore)	247,000	306,527

Delta Air Lines, Inc. †	144,100	1,428,031

Deutsche Post AG (Germany)	10,227	196,890

International Consolidated Airlines Group SA (United Kingdom) †	74,707	215,116

Swift Transportation Co. †	30,692	354,186

United Continental Holdings, Inc. †	57,500	1,236,250

Wabtec Corp.	9,500	716,015

Yangzijiang Shipbuilding Holdings, Ltd. (China)	754,000	797,757

		6,296,765
Utilities and power (1.4%)
AES Corp. (The) †	113,179	1,479,250

Ameren Corp.	43,500	1,417,230

CenterPoint Energy, Inc.	74,800	1,475,056

33

COMMON STOCKS (45.6%)* cont.	Shares	Value

Utilities and power cont.
Centrica PLC (United Kingdom)	154,444	$781,613

Chubu Electric Power, Inc. (Japan)	7,500	135,375

CMS Energy Corp.	47,800	1,051,600

DTE Energy Co.	29,300	1,612,379

Electric Power Development Co. (Japan)	6,700	181,646

Enel SpA (Italy)	94,150	340,540

Energias de Portugal (EDP) SA (Portugal)	40,684	118,342

Entergy Corp.	29,000	1,948,800

GDF Suez (France)	18,134	468,469

International Power PLC (United Kingdom)	15,292	99,061

National Grid PLC (United Kingdom)	63,166	637,020

NRG Energy, Inc. †	49,700	778,799

Origin Energy, Ltd. (Australia)	18,630	257,627

PG&E Corp.	61,200	2,656,922

Red Electrica Corp. SA (Spain)	10,127	495,549

RWE AG (Germany)	5,312	253,665

TECO Energy, Inc.	44,000	772,200

Toho Gas Co., Ltd. (Japan)	41,000	241,730

Tokyo Gas Co., Ltd. (Japan)	84,000	395,796

Westar Energy, Inc.	24,157	674,705

		18,273,374
Total common stocks (cost $520,672,682)		$599,472,881

CORPORATE BONDS AND NOTES (17.6%)*	Principal amount	Value
Basic materials (1.2%)
AbitibiBowater, Inc. 144A company
guaranty sr. notes 10 1/4s, 2018 (Canada)	$55,000	$63,113

Airgas, Inc. sr. unsec. unsub. notes 2.85s, 2013	190,000	194,199

Allegheny Technologies, Inc. sr. unsec. unsub. notes 9 3/8s, 2019	135,000	170,456

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	90,000	97,552

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)	665,000	798,916

Associated Materials, LLC company guaranty sr. notes 9 1/8s, 2017	115,000	111,838

Atkore International, Inc. company guaranty sr. notes 9 7/8s, 2018	395,000	413,763

Celanese US Holdings, LLC company guaranty sr. unsec. notes 6 5/8s,
2018 (Germany)	120,000	127,800

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	310,000	327,050

Clondalkin Acquisition BV 144A company guaranty sr. notes FRN
2.474s, 2013 (Netherlands)	105,000	99,225

Compass Minerals International, Inc. company guaranty sr. unsec.
notes 8s, 2019	285,000	309,225

Dow Chemical Co. (The) sr. unsec. notes 5 1/4s, 2041	140,000	144,571

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	295,000	386,603

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	525,000	564,083

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	360,000	367,200

FMG Resources August 2006 Pty, Ltd. 144A company guaranty
sr. unsec notes 6 3/8s, 2016 (Australia)	180,000	179,550

34

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount		Value

Basic materials cont.
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		$210,000	$220,500

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		85,000	88,188

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		335,000	332,113

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)		135,000	134,252

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance,
ULC 144A company guaranty sr. notes 6 5/8s, 2020		85,000	86,913

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		65,000	60,450

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		220,000	227,700

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 5.003s, 2014		90,000	82,350

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		145,000	162,763

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		265,000	296,138

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		155,000	164,300

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	210,000	248,633

International Paper Co. sr. unsec. notes 7.95s, 2018		$1,070,000	1,344,535

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		280,000	291,900

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019		310,000	420,070

Lyondell Chemical Co. company guaranty notes 11s, 2018		436,504	482,337

LyondellBasell Industries NV 144A company guaranty sr. notes
6s, 2021 (Netherlands)		535,000	561,750

LyondellBasell Industries NV 144A sr. unsec. notes 5 3/4s, 2024
(Netherlands)		285,000	284,288

LyondellBasell Industries NV 144A sr. unsec. notes 5s, 2019
(Netherlands)		925,000	925,000

Momentive Performance Materials, Inc. notes 9s, 2021		225,000	196,875

Norbord, Inc. sr. unsub. plants equip. 7 1/4s, 2012 (Canada)		60,000	60,600

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		220,000	240,900

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		268,000	268,000

Old All, Inc. company guaranty sr. unsec. notes 9s, 2014
(In default) † F		295,000	—

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	70,000	101,555

Pregis Corp. company guaranty notes FRN 6.245s, 2013	EUR	5,556	7,214

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		$115,000	115,644

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)		265,000	358,049

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022		227,000	226,667

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019		228,000	229,024

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		300,000	384,929

35

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount		Value

Basic materials cont.
Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s, 2015
(Ireland)		$200,000	$201,000

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		55,000	54,450

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		265,000	300,444

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		315,000	367,763

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		286,000	295,295

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020		210,000	218,400

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		260,000	297,726

Thompson Creek Metals Co., Inc. company guaranty sr. unsec.
notes 7 3/8s, 2018		20,000	18,600

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		250,000	261,875

Tube City IMS Corp. company guaranty sr. unsec. sub. notes
9 3/4s, 2015		335,000	344,213

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019		175,000	96,250

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes FRN Ser. B, 4.297s, 2014		20,000	17,200

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2041 (Canada)		30,000	30,858

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. bonds 5.8s, 2016 (Canada)		180,000	202,203

			15,665,058
Capital goods (0.9%)
Allied Waste North America, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2017		595,000	621,031

Allison Transmission 144A company guaranty 11s, 2015		85,000	89,675

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		420,000	451,500

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2019		290,000	310,300

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2014		135,000	138,713

American Axle & Manufacturing, Inc. 144A company guaranty
sr. notes 9 1/4s, 2017		80,000	89,400

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	305,000	428,053

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		$70,000	70,175

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		75,000	81,563

BE Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		175,000	175,875

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		155,000	164,300

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		80,000	87,400

Berry Plastics Holding Corp. company guaranty sr. unsec. sub.
notes 10 1/4s, 2016		100,000	103,500

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		240,000	276,756

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		180,000	200,475

Bombardier, Inc. 144A sr. unsec. notes 5 3/4s, 2022 (Canada)		135,000	131,288

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		240,000	247,200

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	60,000	84,902

36

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Capital goods cont.
Exide Technologies sr. notes 8 5/8s, 2018	$240,000	$201,000

John Deere Capital Corp. notes Ser. MTN, 5 1/4s, 2012	390,000	399,330

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017	500,000	541,250

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	906,000	1,157,313

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015	80,000	84,400

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016	400,000	398,000

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017	235,000	247,925

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	135,000	142,722

Rexel SA 144A company guaranty sr. unsec. unsub. notes 6 1/8s,
2019 (France)	200,000	201,235

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes
7 1/8s, 2019	190,000	198,075

Reynolds Group Issuer, Inc. 144A company guaranty sr. unsec.
notes 9s, 2019	105,000	103,425

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC 144A
company guaranty sr. notes 8 3/4s, 2016	135,000	142,763

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A sr. notes 7 7/8s, 2019	100,000	107,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A sr. unsec. notes 9 7/8s, 2019	100,000	102,250

Ryerson Holding Corp. sr. disc. notes zero %, 2015	105,000	48,825

Ryerson, Inc. company guaranty sr. notes 12s, 2015	520,000	533,000

Silgan Holdings, Inc. 144A sr. notes 5s, 2020	65,000	64,675

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	405,000	460,165

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018	110,000	118,800

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	210,000	225,750

Terex Corp. company guaranty sr. unsec. notes 10 7/8s, 2016	125,000	142,188

Terex Corp. sr. unsec. sub. notes 8s, 2017	265,000	274,275

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017	400,000	410,000

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017	150,000	153,750

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017	221,000	243,100

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018	330,000	357,225

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	736,000	880,108

		11,691,155
Communication services (2.0%)
Adelphia Communications Corp. escrow bonds zero %, 2012	270,000	1,350

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	165,000	191,617

America Movil SAB de CV company guaranty unsec. unsub. notes
2 3/8s, 2016 (Mexico)	200,000	202,664

American Tower Corp. REIT, Inc. sr. unsec. notes 7s, 2017 R	440,000	512,683

AT&T, Inc. company guaranty sr. unsec. unsub. notes 5.35s, 2040	111,000	118,027

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	220,000	259,191

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	183,000	215,079

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	715,000	916,807

37

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Communication services cont.
Bresnan Broadband Holdings, LLC 144A company guaranty
sr. unsec. unsub. notes 8s, 2018	$185,000	$192,400

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	620,000	675,025

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	80,000	84,600

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	205,000	221,400

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	185,000	190,550

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	150,000	163,125

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	165,000	171,188

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	185,000	195,638

CenturyLink, Inc. sr. unsec. unsub. notes Ser. L, 7 7/8s, 2012	610,000	624,029

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	500,000	536,875

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015	125,000	126,250

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018	295,000	276,563

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	430,000	423,550

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	800,000	1,012,859

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	230,000	254,377

Cox Communications, Inc. 144A notes 5 7/8s, 2016	206,000	236,300

Cricket Communications, Inc. company guaranty sr. unsec. notes
|7 3/4s, 2020	285,000	280,013

Cricket Communications, Inc. company guaranty sr. unsec. unsub.
notes 10s, 2015	716,000	753,590

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	100,000	109,250

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	75,000	77,169

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021	150,000	156,188

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Germany)	435,000	597,894

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	165,000	182,325

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	230,000	243,225

Equinix, Inc. sr. unsec. notes 7s, 2021	165,000	181,088

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	277,000	288,371

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	425,000	447,313

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	185,000	198,875

Hughes Satellite Systems Corp. company guaranty sr. sec. notes
6 1/2s, 2019	295,000	308,275

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	325,000	348,563

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
11 1/4s, 2016 (Bermuda)	275,000	289,438

38

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Communication services cont.
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	$320,000	$336,400

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡	529,843	551,037

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)	1,280,000	1,331,200

Intelsat Luxembourg SA 144A company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡	200,000	206,000

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s, 2019
(Germany)	150,000	164,250

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	185,000	237,529

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
9 3/8s, 2019	185,000	202,113

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
8 1/8s, 2019	45,000	46,463

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
FRN 8 5/8s, 2020	185,000	194,250

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019	215,000	233,544

Mediacom, LLC/Mediacom Capital Corp. 144A sr. unsec. notes
7 1/4s, 2022	125,000	126,250

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	420,000	441,000

Nextel Communications, Inc. company guaranty sr. unsec. notes
Ser. D, 7 3/8s, 2015	40,000	38,600

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016	440,000	498,300

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021	310,000	303,800

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	260,000	282,100

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	230,000	259,900

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014	115,000	115,575

Qwest Corp. notes 6 3/4s, 2021	825,000	911,234

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	115,000	123,050

Rogers Communications, Inc. sec. notes 6 3/8s, 2014 (Canada)	631,000	694,970

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8 1/4s, 2019	13,000	14,333

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8s, 2016	305,000	327,875

Sprint Capital Corp. company guaranty 6 7/8s, 2028	1,125,000	860,625

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	330,000	318,450

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	305,000	272,213

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes
9s, 2018	340,000	373,150

Sprint Nextel Corp. 144A sr. unsec. notes 9 1/8s, 2017	200,000	199,000

39

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Communication services cont.
Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 8 1/4s, 2014	$770,000	$870,538

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	200,000	238,467

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	18,000	24,153

Verizon Communications, Inc. sr. unsec. unsub. notes 8 3/4s, 2018	480,000	651,141

Verizon New Jersey, Inc. debs. 8s, 2022	160,000	205,728

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	240,000	299,923

Videotron Ltee 144A sr. unsec. notes 5s, 2022 (Canada)	260,000	257,400

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)	75,000	84,563

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)	355,000	334,588

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Luxembourg)	370,000	364,450

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018	85,000	90,950

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	385,000	424,463

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021	165,000	176,550

		25,949,849
Consumer cyclicals (2.8%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	35,875

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	240,000	217,200

Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	315,000	286,650

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	215,000	202,638

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	420,000	395,850

American Casino & Entertainment Properties LLC sr. notes
11s, 2014	321,000	340,260

American Media, Inc. 144A notes 13 1/2s, 2018	14,107	10,651

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec notes 7s, 2022	180,000	183,600

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡	105,000	107,625

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	90,000	96,975

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	70,000	71,050

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015	140,000	131,250

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	150,000	130,500

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	95,000	81,700

Beazer Homes USA, Inc. sr. unsec. notes company guaranty
8 1/8s, 2016	5,000	4,650

40

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Bon-Ton Department Stores, Inc. (The) company guaranty
10 1/4s, 2014	$395,000	$344,638

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018	55,000	52,938

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	240,000	258,600

Building Materials Corp. 144A sr. notes 7s, 2020	95,000	100,938

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	110,000	115,638

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	95,000	100,819

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec notes 10s, 2019	205,000	213,200

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018	5,000	3,863

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017	1,350,000	1,471,500

Caesars Operating Escrow LLC/Caesars Escrow Corp. 144A
sr. sub. notes 8 1/2s, 2020	190,000	193,325

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030	205,000	265,153

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	430,000	463,756

CCM Merger, Inc. 144A company guaranty sr. unsec notes
9 1/8s, 2019	170,000	172,125

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	45,000	50,513

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	230,000	218,500

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	345,000	361,676

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	375,000	378,750

Cinemark USA, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019	155,000	172,050

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	55,000	58,988

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡	396,279	438,879

Clear Channel Communications, Inc. company guaranty sr. notes
9s, 2021	280,000	252,000

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016	90,000	67,950

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	125,000	110,625

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	510,000	559,088

Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. sub. notes 7 5/8s, 2020	175,000	171,500

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	195,000	204,750

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019	290,000	274,050

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016	157,000	164,458

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 5s, 2021	240,000	260,112

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	240,000	274,422

41

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount		Value

Consumer cyclicals cont.
DISH DBS Corp. company guaranty 6 5/8s, 2014		$10,000	$10,900

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		505,000	580,750

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		240,000	258,600

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019		245,000	263,988

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020		535,000	550,998

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		356,000	405,840

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		375,000	378,750

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		355,000	430,881

Ford Motor Credit Co., LLC sr. unsec. notes 7s, 2015		125,000	136,545

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		485,000	502,390

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		470,000	507,600

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		300,000	312,000

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020		190,000	195,225

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		385,000	444,288

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		515,000	581,950

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		305,000	303,475

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		205,000	207,050

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	68,435

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		$240,000	269,400

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041		75,000	84,057

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018		90,000	98,438

Lamar Media Corp. 144A sr. sub. notes 5 7/8s, 2022		110,000	111,925

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		1,053,000	1,100,385

Liberty Interactive, LLC debs. 8 1/4s, 2030		245,000	247,450

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021		235,000	254,975

Limited Brands, Inc. sr. notes 5 5/8s, 2022		105,000	106,050

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		415,000	415,000

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5.9s, 2016		255,000	292,544

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042		255,000	249,592

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022		120,000	120,551

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019		530,000	521,921

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †		255,000	17,850

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)		355,000	369,200

MGM Resorts International company guaranty sr. notes 9s, 2020		25,000	27,813

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016		95,000	95,950

42

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
MGM Resorts International company guaranty sr. unsec. notes
6 5/8s, 2015	$130,000	$133,575

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	135,000	137,363

MGM Resorts International sr. notes 10 3/8s, 2014	30,000	34,013

MGM Resorts International sr. notes 6 3/4s, 2012	436,000	443,358

MGM Resorts International 144A company guaranty sr. unsec.
notes 8 5/8s, 2019	140,000	150,150

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	180,000	191,261

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019 ‡‡	663,300	656,667

Navistar International Corp. sr. notes 8 1/4s, 2021	482,000	522,970

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	205,000	206,025

News America Holdings, Inc. company guaranty sr. unsec. debs.
7 3/4s, 2024	350,000	404,809

News America Holdings, Inc. debs. 7 3/4s, 2045	510,000	597,171

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018	210,000	231,525

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	245,000	259,700

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	100,000	99,000

Owens Corning company guaranty sr. unsec. notes 9s, 2019	670,000	825,775

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	145,000	162,763

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	405,000	421,710

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	145,000	159,319

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	215,000	218,494

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017	40,000	43,600

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	275,000	288,750

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	200,000	185,500

QVC Inc. 144A sr. notes 7 3/8s, 2020	155,000	170,500

Realogy Corp. company guaranty sr. unsec. unsub. notes
11 1/2s, 2017	380,000	358,150

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	55,000	56,375

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	80,000	80,000

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	55,000	57,475

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	355,000	388,725

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	300,000	334,500

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017	310,000	329,375

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	270,000	253,800

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	90,000	83,025

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	335,000	304,013

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub.
notes 6 5/8s, 2020	210,000	221,025

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	70,000	68,600

43

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Sealy Mattress Co. 144A company guaranty sr. sec. notes
10 7/8s, 2016		$115,000	$124,776

Sears Holdings Corp. company guaranty 6 5/8s, 2018		120,000	106,650

Spectrum Brands Holdings, Inc. Company guaranty sr. notes
9 1/2s, 2018		155,000	174,763

Spectrum Brands Holdings, Inc. 144A company guaranty sr. notes
9 1/2s, 2018		110,000	124,025

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020		195,000	196,950

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A notes 8 5/8s, 2016		105,000	111,038

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020		170,000	170,000

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021		390,000	426,092

Time Warner, Inc. company guaranty sr. unsec. notes 3.15s, 2015		80,000	84,721

Time Warner, Inc. debs. 9.15s, 2023		25,000	34,049

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022		675,000	685,274

Toys R Us — Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016		65,000	66,625

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017		555,000	607,725

TransUnion Holding Co., Inc. 144A sr. notes 9 5/8s, 2018 ‡‡		70,000	73,500

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016		50,000	16,000

Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014		135,000	85,388

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		185,000	111,694

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes
Ser. REGS, 6 3/8s, 2014	EUR	140,000	191,670

TRW Automotive, Inc. 144A company guaranty sr. unsec. unsub.
notes 7s, 2014		$370,000	400,525

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021		240,000	237,600

UR Financing Escrow Corp. 144A company guaranty notes
5 3/4s, 2018		70,000	71,663

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022		105,000	107,888

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037		844,000	1,111,167

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040		50,000	55,345

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021		165,000	163,545

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041		65,000	65,629

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		155,000	170,306

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013		455,000	514,719

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		300,000	324,000

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		12,000	12,300

44

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡	$185,000	$188,469

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	498,000	534,105

		37,021,306
Consumer staples (1.4%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015	190,000	207,339

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	310,000	421,236

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	40,000	53,789

Anheuser-Busch InBev Worldwide, Inc. company guaranty unsec.
unsub. notes 5 3/8s, 2020	325,000	381,939

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	80,000	87,200

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 5/8s, 2018	70,000	75,950

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2016	145,000	148,988

Avis Budget Car Rental, LLC 144A company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019	65,000	67,763

Bunge Ltd., Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	27,000	32,983

Bunge Ltd., Finance Corp. company guaranty unsec. unsub. notes
4.1s, 2016	253,000	263,967

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	175,000	196,000

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡	161,818	166,673

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	180,000	158,400

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes
9 5/8s, 2015	229,929	196,589

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	210,000	217,088

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	350,000	396,375

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017	570,000	618,450

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	425,000	481,057

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub. notes
11s, 2018	295,000	315,650

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018	65,000	71,906

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016	290,000	297,975

Del Monte Corp. company guaranty sr. unsec. notes 7 5/8s, 2019	100,000	99,250

Delhaize Group company guaranty sr. unsec. bond 5 7/8s, 2014
(Belgium)	310,000	333,160

Diageo Capital PLC company guaranty 5 3/4s, 2017
(United Kingdom)	390,000	468,723

Diageo Investment Corp. company guaranty sr. unsec. debs. 8s,
2022 (Canada)	165,000	222,793

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	285,000	312,075

Dole Food Co. sr. notes 13 7/8s, 2014	88,000	100,650

Dole Food Co. 144A sr. notes 8s, 2016	190,000	199,500

45

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount		Value

Consumer staples cont.
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		$240,000	$260,400

General Mills, Inc. sr. unsec. notes 5.65s, 2019		170,000	201,601

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013		492,000	521,119

Hertz Corp. (The) company guaranty sr. unsec. notes 7 1/2s, 2018		95,000	100,819

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	250,000	360,342

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2014		$325,000	378,625

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020		100,000	102,750

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		195,000	189,150

Kraft Foods, Inc. sr. unsec. notes 6 1/2s, 2017		27,000	32,571

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040		420,000	513,656

Kroger Co. company guaranty sr. unsec. unsub. notes 6.4s, 2017		118,000	142,265

Kroger Co. sr. notes 6.15s, 2020		40,000	48,505

Landry’s Acquisition Co. 144A company guaranty notes
11 5/8s, 2015		65,000	72,394

Landry’s Restaurant, Inc. company guaranty sr. notes
11 5/8s, 2015		205,000	228,319

Libbey Glass, Inc. sr. notes 10s, 2015		117,000	125,044

McDonald’s Corp. sr. unsec. bond 6.3s, 2037		302,000	402,107

McDonald’s Corp. sr. unsec. notes 5.7s, 2039		393,000	491,506

Michael Foods, Inc. company guaranty sr. unsec notes
9 3/4s, 2018		125,000	137,344

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018		346,000	465,051

Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp.
company guaranty sr. unsec. notes 9 1/4s, 2015		475,000	488,063

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022		90,000	94,275

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		315,000	344,138

Revlon Consumer Products Corp. company guaranty notes
9 3/4s, 2015		545,000	585,875

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		225,000	229,500

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		737,000	738,843

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		80,000	92,100

Rite Aid Corp. 144A sr. notes 9 1/4s, 2020		205,000	207,050

RSC Equipment Rental, Inc. 144A sr. sec. notes 10s, 2017		130,000	150,800

SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes
4.95s, 2042		270,000	279,727

Service Corporation International sr. notes 7s, 2019		115,000	124,488

Service Corporation International sr. unsec. unsub. notes
6 3/4s, 2016		645,000	698,213

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014		510,000	596,700

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		200,000	208,500

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		945,000	1,096,200

46

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer staples cont.
United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	$305,000	$336,263

Wendy’s Co. (The) company guaranty sr. unsec. unsub. notes
10s, 2016	525,000	573,563

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	115,000	126,213

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	155,000	165,075

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	235,000	269,432

		18,772,054
Energy (2.1%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021	80,000	72,400

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6s, 2019	195,000	178,425

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031	1,090,000	1,346,525

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	180,000	207,055

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	35,000	41,588

Apache Corp. sr. unsec. unsub. notes 3 5/8s, 2021	525,000	553,690

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	40,000	37,100

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019	250,000	230,625

Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013	105,000	105,131

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	120,000	87,600

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	125,000	131,250

Aurora USA Oil & Gas Inc 144A sr. notes 9 7/8s, 2017	140,000	145,425

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.2s, 2016 (United Kingdom)	885,000	936,067

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	450,000	473,625

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	200,000	223,000

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017	455,000	475,475

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	10,000	10,650

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6.775s, 2019	275,000	272,938

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	225,000	237,375

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec notes 6 1/8s, 2022	80,000	80,600

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	105,000	104,475

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	260,000	258,050

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	275,000	290,469

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2022	110,000	108,350

47

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Energy cont.
CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	$525,000	$548,625

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	310,000	323,175

CONSOL Energy, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021	40,000	38,200

Continental Resources, Inc. 144A company guaranty sr. unsec
notes 5s, 2022	235,000	236,175

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	320,000	340,000

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	339,000	378,833

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	145,000	152,613

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	580,000	514,750

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
9 1/8s, 2017	145,000	151,525

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021	145,000	130,863

Forbes Energy Services Ltd. company guaranty sr. unsec notes
9s, 2019	185,000	180,375

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. notes 7 5/8s, 2018	265,000	276,925

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
6.51s, 2022 (Russia)	507,000	552,630

Gazprom Via Gaz Capital SA 144A sr. unsec. unsub notes 8.146s,
2018 (Russia)	324,000	379,284

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014
(Russia)	1,000,000	1,143,150

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	425,000	412,250

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016	373,000	390,718

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017 R	20,000	20,025

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	245,000	256,638

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 6 7/8s, 2021	231,000	222,338

James River Coal Co. company guaranty sr. unsec. unsub. notes
7 7/8s, 2019	60,000	40,800

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	70,000	90,267

Key Energy Services, Inc. company guaranty unsec. unsub. notes
6 3/4s, 2021	245,000	251,738

Key Energy Services, Inc. 144A company guaranty sr. unsec. notes
6 3/4s, 2021	55,000	56,238

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	305,000	322,538

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub. notes
9 1/2s, 2019	355,000	394,938

48

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Energy cont.
Lone Pine Resources Canada, Ltd. 144A company guaranty
sr. notes 10 3/8s, 2017 (Canada)	$110,000	$115,088

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	170,000	183,641

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	205,000	214,738

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	275,000	214,500

Motiva Enterprises, LLC 144A sr. unsec. unsub. notes 5.2s, 2012	80,000	81,303

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	145,000	148,444

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	115,000	119,888

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	335,000	339,188

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	510,000	550,631

Offshore Group Investments, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	285,000	313,500

Peabody Energy Corp. company guaranty 7 3/8s, 2016	405,000	444,488

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	25,000	25,000

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018	385,000	377,300

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020
(Canada)	410,000	427,425

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	445,000	508,969

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	1,980,000	1,767,704

Petroleum Development Corp. company guaranty sr. unsec. notes
12s, 2018	345,000	374,325

Petronas Capital, Ltd. 144A company guaranty unsec. unsub.
notes 5 1/4s, 2019 (Malaysia)	555,000	618,700

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 6 3/4s, 2022	390,000	407,550

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	375,000	396,563

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	110,000	119,350

Range Resources Corp. company guaranty sr. unsec. sub. notes
5s, 2022	95,000	93,813

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	315,000	346,500

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	810,000	868,725

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	520,000	526,500

SandRidge Energy, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2021	60,000	59,100

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018	135,000	137,700

Shell International Finance BV company guaranty sr. unsec. notes
3.1s, 2015 (Netherlands)	570,000	609,896

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	125,000	132,500

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	110,000	117,150

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	235,000	263,016

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)	55,000	58,506

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	75,000	76,688

49

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value
Energy cont.
Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039	$440,000	$605,796

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2037	110,000	121,454

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.35s, 2017	130,000	150,116

Whiting Petroleum Corp. company guaranty 7s, 2014	385,000	410,025

Williams Cos., Inc. (The) notes 7 3/4s, 2031	14,000	17,055

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	39,000	48,602

WPX Energy, Inc. 144A sr. unsec. notes 6s, 2022	85,000	85,000

WPX Energy, Inc. 144A sr. unsec. notes 5 1/4s, 2017	325,000	323,375

		27,213,311
Financials (3.8%)
Abbey National Treasury Service bank guaranty sr. unsec. unsub.
notes FRN 2.137s, 2014 (United Kingdom)	285,000	276,621

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017
(Netherlands)	955,000	968,857

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	160,000	146,400

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	535,000	698,283

Aflac, Inc. sr. unsec. notes 6.9s, 2039	450,000	528,025

Air Lease Corp. 144A sr. notes 5 5/8s, 2017	205,000	203,975

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	210,000	216,245

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015	160,000	174,200

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8s, 2020	140,000	155,750

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	140,000	151,200

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2017	85,000	85,000

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
FRN 2.688s, 2014	177,000	167,855

Ally Financial, Inc. unsec. sub. notes 8s, 2018	155,000	164,688

American Express Co. sr. unsec. notes 8 1/8s, 2019	870,000	1,137,345

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2058	270,000	285,795

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	901,000	979,519

American International Group, Inc. sr. unsec. unsub. notes
4 1/4s, 2014	640,000	664,124

Associates First Capital Corp. of North America sr. unsec. notes
6.95s, 2018	600,000	679,120

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2018 (France)	505,000	438,088

Bank of America Corp. sr. unsec. unsub notes 5 7/8s, 2042	315,000	317,135

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	240,000	263,876

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	250,000	260,893

Bank of Montreal sr. unsec. bond 2 1/8s, 2013 (Canada)	390,000	396,578

Bank of New York Mellon Corp. (The) sr. unsec. notes 4.3s, 2014	610,000	653,220

Bank of New York Mellon Corp. (The) sr. unsec. notes 2.95s, 2015	30,000	31,589

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	20,000	20,508

50

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Financials cont.
Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049
(United Kingdom)	$230,000	$194,350

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	470,000	552,748

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	980,000	1,007,672

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	330,000	364,643

Bear Stearns Cos., LLC (The) sr. unsec. notes 7 1/4s, 2018	240,000	289,398

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	390,000	412,273

Capital One Capital IV company guaranty jr. unsec. sub. notes
FRN 6.745s, 2037	235,000	235,000

Capital One Capital V company guaranty jr. unsec. sub. notes
10 1/4s, 2039	345,000	354,488

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	85,000	90,313

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017	280,000	317,800

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	225,000	229,500

CIT Group, Inc. 144A bonds 7s, 2017	1,345,000	1,348,363

CIT Group, Inc. 144A bonds 7s, 2016	210,000	210,525

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	305,000	330,544

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	210,000	214,200

Citigroup Capital XXi company guaranty jr. unsec. sub. notes
FRN 8.3s, 2057	665,000	671,318

Citigroup, Inc. sub. notes 5s, 2014	839,000	868,893

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	277,000	284,198

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018	145,000	156,600

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	255,000	248,944

Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014
(United Kingdom)	820,000	856,833

Deutsche Bank Capital Funding Trust VII 144A jr. unsec. sub. bonds
FRB 5.628s, perpetual maturity	235,000	201,219

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	411,000	470,782

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	180,000	184,050

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	185,000	215,294

GATX Financial Corp. notes 5.8s, 2016	120,000	127,789

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	975,000	992,063

General Electric Capital Corp. sr. unsec. FRN Ser. MTN, 0.71s, 2016	600,000	573,603

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	805,000	961,771

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	990,000	1,129,276

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	164,000	160,177

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019	470,000	467,104

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	340,000	361,353

HSBC Finance Capital Trust IX FRN 5.911s, 2035	700,000	656,712

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	879,000	938,274

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015	190,000	195,938

51

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Financials cont.
HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014	$35,000	$35,875

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	585,000	608,400

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	25,000	24,750

International Lease Finance Corp. sr. unsec. unsub notes
4 7/8s, 2015	439,000	433,513

JPMorgan Chase & Co. sr. notes 6s, 2018	1,282,000	1,483,030

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	330,000	377,590

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036	343,000	344,029

Lehman Brothers E-Capital Trust I Escrow notes zero %, 2065 F	1,845,000	185

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.8s, 2037	210,000	204,750

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	490,000	449,379

Merrill Lynch & Co., Inc. sr. unsec. notes 6.4s, 2017	10,000	10,905

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018	1,470,000	1,634,198

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	300,000	328,500

MetLife, Inc. sr. unsec. 6 3/4s, 2016	130,000	154,448

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	1,255,000	1,316,795

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec notes 6 7/8s, 2021 R	115,000	120,175

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	140,000	142,100

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	215,000	237,575

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	125,000	132,139

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	210,000	244,159

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 7/8s, 2022	155,000	156,163

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 5/8s, 2020	95,000	95,475

Nuveen Investments, Inc. company guaranty sr. unsec. unsub.
notes 10 1/2s, 2015	310,000	321,238

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	150,000	159,000

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	520,000	509,633

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	555,000	575,813

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	155,000	150,738

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	140,000	102,900

Prudential Covered Trust 2012-1 144A company guaranty notes
2.997s, 2015	605,000	611,830

Prudential Financial, Inc. jr. unsec. sub. notes FRN 8 7/8s, 2038	225,000	263,813

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	185,000	181,245

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015	305,000	259,250

Royal Bank of Scotland PLC (The) bank guaranty sr. unsec. unsub.
notes 3.95s, 2015 (United Kingdom)	475,000	480,231

52

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount		Value

Financials cont.
Russian Agricultural Bank OJSC Via RSHB Capital SA 144A notes
7 1/8s, 2014 (Russia)		$110,000	$116,826

Santander Holdings USA, Inc. sr. unsec. unsub. notes 4 5/8s, 2016		129,000	130,719

Santander Issuances S.A. Unipersonal 144A bank guaranty unsec.
sub. notes 5.911s, 2016 (Spain)		600,000	581,272

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022
(Luxembourg)		225,000	231,803

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017
(Luxembourg)		350,000	355,250

Simon Property Group LP sr. unsec. unsub notes 3 3/8s, 2022 R		50,000	48,220

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R		147,000	166,242

SLM Corp. sr. notes Ser. MTN, 8s, 2020		220,000	237,600

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		135,000	150,525

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI, 4 7/8s, 2012		780,000	756,600

State Street Capital Trust IV company guaranty jr. unsec. sub.
bonds FRB 1.474s, 2037		475,000	351,979

USI Holdings Corp. 144A company guaranty sr. unsec. notes FRN
4.378s, 2014		45,000	42,075

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R		465,000	467,020

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R		225,000	232,288

Vnesheconombank Via VEB Finance PLC 144A bank guaranteed
bonds 6.8s, 2025 (Russia)		1,900,000	1,987,799

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R		405,000	424,638

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		500,000	522,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s,
2018 (Russia)		1,800,000	1,901,250

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017		250,000	287,194

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		105,000	120,967

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)		75,000	77,793

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)		485,000	522,617

Westpac Capital Trust III 144A unsec. sub. notes FRN 5.819s,
perpetual maturity (Australia)		295,000	289,956

Willis Group North America, Inc. company guaranty 6.2s, 2017		70,000	78,329

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037		422,000	409,340

			49,579,523
Health care (1.0%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016		288,000	338,812

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		286,000	363,670

Amgen, Inc. sr. unsec. notes 3.45s, 2020		730,000	733,864

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)		422,000	550,051

Aviv Healthcare Properties LP company guaranty sr. unsec. notes
7 3/4s, 2019		215,000	220,913

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		150,000	161,438

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		295,000	302,375

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	250,000	362,436

53

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount		Value

Health care cont.
CHS/Community Health Systems, Inc. 144A company guaranty
sr. unsec. notes 8s, 2019		$275,000	$284,625

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		490,000	517,019

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	105,000	145,087

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018
(Luxembourg)		$545,000	559,988

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		70,000	73,150

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		210,000	219,975

Elan Finance PLC/Elan Finance Corp. company guaranty sr. unsec.
notes 8 3/4s, 2016 (Ireland)		390,000	429,488

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019		225,000	231,188

Endo Pharmaceutical Holdings, Inc. company guaranty sr. unsec
notes 7s, 2019		155,000	165,463

Fresenius Medical Care US Finance II, Inc. 144A company guaranty
sr. unsec. notes 5 5/8s, 2019		200,000	206,000

Grifols, Inc. company guaranty sr. unsec notes 8 1/4s, 2018		275,000	297,688

HCA, Inc. sr. notes 6 1/2s, 2020		870,000	914,588

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		250,000	265,000

HCA, Inc. sr. unsec. notes 6 1/4s, 2013		48,000	49,260

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		270,000	288,900

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec notes 8 3/8s, 2019		300,000	291,750

Jaguar Holding Co. II/ Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		260,000	282,100

Johnson & Johnson sr. unsec. notes 4.85s, 2041		700,000	797,432

Kinetics Concept/KCI USA 144A company guaranty notes
10 1/2s, 2018		450,000	467,438

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019		245,000	230,300

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		210,000	226,800

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037		95,000	116,012

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		75,000	74,906

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡		82,392	82,804

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019		200,000	215,500

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		54,000	61,830

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		155,000	173,600

Tenet Healthcare Corp. 144A company guaranty notes
6 1/4s, 2018		305,000	314,913

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec. unsub. notes 3s,
2015 (Netherland Antilles)		295,000	310,097

United Surgical Partners International, Inc. company guaranty
sr. unsec. sub. notes 8 7/8s, 2017		125,000	130,938

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021		640,000	718,403

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041		60,000	59,793

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020		170,000	175,100

54

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	$40,000	$39,800

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	105,000	105,788

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017	40,000	40,500

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	10,000	6,600

WellPoint, Inc. notes 7s, 2019	220,000	273,167

		12,876,549
Technology (0.9%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	15,000	16,500

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	315,000	346,500

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	200,000	158,000

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015	25,000	24,750

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	420,000	413,700

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	145,000	145,363

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	425,000	385,688

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	150,000	135,375

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	825,000	893,652

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	222,000	240,315

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	470,000	557,933

Epicor Software Corp. company guaranty sr. unsec notes
8 5/8s, 2019	125,000	127,813

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020	145,000	160,950

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017	95,000	104,025

First Data Corp. company guaranty sr. unsec notes 12 5/8s, 2021	290,000	290,725

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	1,438,166	1,459,738

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	420,000	410,550

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	200,000	203,750

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020	158,000	177,355

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	88,000	98,560

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	285,000	312,075

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	235,000	255,750

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	160,000	182,789

Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041	315,000	372,102

Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021	255,000	288,526

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	105,000	114,713

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes 8s, 2020	625,000	659,375

Jazz Technologies, Inc. company guaranty sr. unsec. notes 8s, 2015 F	173,000	145,320

Lawson Software, Inc. 144A sr. notes 9 3/8s, 2019	70,000	72,275

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	85,000	101,892

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	555,000	630,978

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes
9 3/4s, 2018 (Netherlands)	360,000	406,800

55

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Technology cont.
NXP BV/NXP Funding, LLC 144A sr. sec. notes 10s, 2013
(Netherlands)	$15,000	$16,275

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	215,000	248,598

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN, 5 1/4s, 2037	340,000	339,659

Seagate HDD Cayman company guaranty sr. unsec. unsub. notes
7 3/4s, 2018 (Cayman Islands)	195,000	213,525

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	10,000	10,388

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	210,000	224,175

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	275,000	303,188

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	336,000	382,599

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	130,000	144,617

		11,776,861
Transportation (0.2%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)	340,000	355,300

AMGH Merger Sub, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	290,000	301,600

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	240,000	259,040

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	155,000	176,622

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	685,000	659,827

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	412,305	470,028

Northwest Airlines Corp. pass-through certificates Ser. 00-1,
7.15s, 2019	433,543	434,085

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017	37,000	38,989

Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018	300,000	326,625

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	115,000	124,870

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	128,574	136,289

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	305,000	126,575

		3,409,850
Utilities and power (1.3%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	412,000	429,156

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	520,000	585,650

AES Corp. (The) 144A sr. notes 7 3/8s, 2021	165,000	182,325

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	145,000	162,155

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	80,000	78,225

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	45,000	58,938

Beaver Valley Funding Corp. sr. bonds 9s, 2017	137,000	142,687

Boardwalk Pipelines LP company guaranty sr. unsec. notes
5 7/8s, 2016	404,000	449,656

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	213,334	228,001

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	230,000	248,975

Calpine Corp. 144A sr. notes 7 1/4s, 2017	595,000	630,700

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	50,000	54,496

Commonwealth Edison Co. 1st mtge. 5.9s, 2036	133,000	161,384

Consolidated Edison Co. of New York sr. unsec. unsub. notes
4.2s, 2042	275,000	271,162

56

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Utilities and power cont.
Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 7 1/4s, 2021	$165,000	$183,150

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	350,000	376,250

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B, 2.77s, 2066	823,000	718,812

Dominion Resources, Inc. unsub. notes 5.7s, 2012	535,000	547,143

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	580,000	591,046

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †	510,000	335,325

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	80,000	55,200

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	35,000	28,700

Edison Mission Energy sr. unsec. notes 7.2s, 2019	400,000	248,000

Edison Mission Energy sr. unsec. notes 7s, 2017	5,000	3,150

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032	215,000	244,830

El Paso Corp. sr. unsec. notes 7s, 2017	700,000	779,481

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)	120,000	142,467

Electricite de France SA (EDF) 144A notes 6 1/2s, 2019 (France)	375,000	438,469

Energy Future Holdings Corp. company guaranty sr. notes 10s, 2020	100,000	108,500

Energy Future Intermediate Holding Co., LLC sr. notes 9 3/4s, 2019	265,000	274,275

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	159,000	173,310

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	305,000	338,550

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	185,000	195,442

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	155,000	162,549

Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 5.7s, 2042	225,000	243,279

Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 3.2s, 2016	205,000	215,414

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	425,000	386,750

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	65,000	59,800

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	230,000	250,700

ITC Holdings Corp. 144A notes 5 7/8s, 2016	260,000	296,780

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	305,000	350,568

Kansas Gas and Electric Co. bonds 5.647s, 2021	65,958	70,979

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	410,000	488,516

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	152,000	180,682

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	400,000	490,210

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	265,000	331,995

NRG Energy, Inc. company guaranty 7 3/8s, 2017	110,000	114,400

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	735,000	705,600

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	155,000	168,213

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034	255,000	309,971

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	456,000	515,441

PSEG Power, LLC company guaranty sr. unsec. notes 5.32s, 2016	185,000	206,232

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	160,000	192,610

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	629,000	646,298

Spectra Energy Capital, LLC sr. notes 8s, 2019	250,000	315,891

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	10,000	11,085

57

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Utilities and power cont.
Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty notes 15s, 2021	$185,000	$68,450

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016 ‡‡	479,211	95,842

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	200,000	130,500

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN 6.35s,
2067 (Canada)	180,000	186,049

Union Electric Co. sr. sec. notes 6.4s, 2017	320,000	383,529

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	75,000	87,363

		17,131,306

Total corporate bonds and notes (cost $218,232,155)		$231,086,822

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (14.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.3%)
Government National Mortgage Association Pass-Through Certificates
4 1/2s, TBA, April 1, 2042	$15,000,000	$16,319,532

		16,319,532
U.S. Government Agency Mortgage Obligations (13.0%)
Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, April 1, 2042	47,000,000	51,207,966
4s, TBA, April 1, 2042	64,000,000	67,095,002
4s, TBA, April 1, 2027	18,000,000	19,068,750
3 1/2s, TBA, May 1, 2042	1,000,000	1,023,828
3 1/2s, TBA, April 1, 2042	32,000,000	32,860,000

		171,255,546
Total U.S. government and agency mortgage obligations (cost $187,816,562)		$187,575,078

U.S. TREASURY OBLIGATIONS (0.1%)* [i]	Principal amount	Value

U.S. Treasury Inflation Protected Notes 2s, April 15, 2012	$248,988	$251,892

U.S. Treasury Notes

3 5/8s, August 15, 2019	647,000	737,399

1 3/8s, November 15, 2012	438,000	443,536

4 1/4s, September 30, 2012	1,000	1,020

Total U.S. treasury obligations (cost $1,433,847)		$1,433,847

MORTGAGE-BACKED SECURITIES (3.7%)*	Principal amount	Value

American Home Mortgage Assets FRB Ser. 06-6, Class A1A,
0.432s, 2046	$1,056,043	$501,621

American Home Mortgage Investment Trust FRB Ser. 2007-1,
Class GA1A, 0.402s, 2047	5,272,980	2,847,409

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	498,662	511,134
FRB Ser. 07-3, Class A3, 5.633s, 2049	787,000	822,473
Ser. 07-1, Class XW, IO, 0.284s, 2049	8,932,185	112,617

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.865s, 2042	5,879,035	101,355
Ser. 04-5, Class XC, IO, 0.717s, 2041	6,077,029	99,706

58

MORTGAGE-BACKED SECURITIES (3.7%)* cont.	Principal amount	Value

Banc of America Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.541s, 2035	$1,870,839	$1,811
Ser. 07-5, Class XW, IO, 0.416s, 2051	19,117,509	291,466

Barclays Capital LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.837s, 2046	6,705,349	276,596
Ser. 09-RR7, Class 2A7, IO, 1.637s, 2047	17,069,463	708,383
Ser. 09-RR7, Class 2A1, IO, 0 3/4s, 2047	16,934,274	418,277
Ser. 09-RR7, Class 1A1, IO, 0 3/4s, 2046	20,818,245	514,211

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.303s, 2032	189,000	215,384
Ser. 04-PR3I, Class X1, IO, 0 1/4s, 2041	2,177,701	35,216

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.182s, 2038 F	8,250,862	140,311

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	2,859,526	72,632
Ser. 07-AR5, Class 1X2, IO, 0 1/2s, 2047	1,740,355	36,025
Ser. 06-AR5, Class 1X, IO, 0 1/2s, 2046	3,795,510	68,699
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	2,045,744	28,436

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ,
4.96s, 2043	380,000	362,953

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5, Class XC, IO,
0.112s, 2049	67,371,671	902,780

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.385s, 2049	8,884,008	125,265
Ser. 07-CD4, Class XC, IO, 0.156s, 2049	48,430,091	426,185
Ser. 07-CD5, Class XS, IO, 0.059s, 2044	2,898,780	11,416

Commercial Mortgage Acceptance Corp. 144A Ser. 98-C1, Class F,
6.23s, 2031	96,216	98,614

Commercial Mortgage Pass-Through Certificates 144A
Ser. 06-C8, Class XS, IO, 0.175s, 2046	36,956,607	482,571
Ser. 05-C6, Class XC, IO, 0.067s, 2044	25,195,971	137,958

Countrywide Alternative Loan Trust
FRB Ser. 07-OA11, Class A1A, 1.539s, 2047	602,518	334,397
FRB Ser. 05-38, Class A3, 0.592s, 2035	673,422	404,053
FRB Ser. 06-OA10, Class 3A1, 0.432s, 2046	5,508,358	2,864,346

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.794s, 2039	417,702	417,923
Ser. 06-C5, Class AX, IO, 0.183s, 2039	16,185,651	220,654

Credit Suisse Mortgage Capital Certificates 144A Ser. 07-C2, Class AX,
IO, 0.101s, 2049	43,001,923	271,314

CS First Boston Mortgage Securities Corp. Ser. 05-C5, Class AJ,
5.1s, 2038 F	483,000	494,978

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	410,000	436,896
Ser. 03-C3, Class AX, IO, 1.753s, 2038	8,736,289	104,704
Ser. 02-CP3, Class AX, IO, 1.372s, 2035	6,566,175	9,882
Ser. 04-C4, Class AX, IO, 1.018s, 2039	3,046,162	59,900

DLJ Commercial Mortgage Corp. 144A Ser. 99-CG2, Class B4,
6.1s, 2032	490,194	505,047

59

MORTGAGE-BACKED SECURITIES (3.7%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.82s, 2037	$391,418	$609,324
IFB Ser. 2979, Class AS, 23.387s, 2034	59,486	81,301
IFB Ser. 3072, Class SM, 22.91s, 2035	187,798	282,418
IFB Ser. 3072, Class SB, 22.764s, 2035	192,446	288,149
IFB Ser. 3249, Class PS, 21.477s, 2036	277,265	398,766
IFB Ser. 2990, Class LB, 16.328s, 2034	378,065	511,692
IFB Ser. 3835, Class SC, IO, 6.408s, 2038	2,151,273	396,781
IFB Ser. 3708, Class SQ, IO, 6.308s, 2040	1,676,741	257,983
IFB Ser. 3934, Class SA, IO, 6.158s, 2041	3,773,436	677,256
Ser. 3747, Class HI, IO, 4 1/2s, 2037	109,646	13,666
Ser. 3751, Class MI, IO, 4s, 2034	3,230,814	201,344
Ser. 3327, Class IF, IO, zero %, 2037	6,088	—
Ser. 3391, PO, zero %, 2037	40,673	35,402
Ser. 3206, Class EO, PO, zero %, 2036	25,893	23,388
FRB Ser. 3326, Class YF, zero %, 2037	14,112	13,206
FRB Ser. 3117, Class AF, zero %, 2036	24,385	20,422
FRB Ser. 3326, Class WF, zero %, 2035	34,161	29,474
FRB Ser. 3036, Class AS, zero %, 2035	33,516	28,398

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.45s, 2036	189,719	335,417
IFB Ser. 05-45, Class DA, 23.534s, 2035	735,021	1,156,696
IFB Ser. 07-53, Class SP, 23.314s, 2037	278,834	422,933
IFB Ser. 05-75, Class GS, 19.525s, 2035	207,580	291,842
IFB Ser. 05-106, Class JC, 19.374s, 2035	112,417	171,685
IFB Ser. 05-83, Class QP, 16.765s, 2034	70,927	96,461
IFB Ser. 404, Class S13, IO, 6.158s, 2040	2,299,899	311,693
Ser. 07-14, Class KO, PO, zero %, 2037	133,845	119,818
Ser. 06-125, Class OX, PO, zero %, 2037	19,168	17,884
Ser. 06-84, Class OT, PO, zero %, 2036	19,901	18,303
Ser. 06-46, Class OC, PO, zero %, 2036	40,968	36,685
FRB Ser. 06-104, Class EK, zero %, 2036	2,685	2,604

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO, 1.088s, 2020 F	864,839	21,891

First Union National Bank-Bank of America Commercial Mortgage
144A Ser. 01-C1, Class 3, IO, 1.217s, 2033	597,335	6

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	580,000	590,739
Ser. 97-C2, Class G, 7 1/2s, 2029	185,000	199,005

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.134s, 2043	12,644,283	97,070
Ser. 05-C3, Class XC, IO, 0.091s, 2045	179,482,140	822,043
Ser. 07-C1, Class XC, IO, 0.088s, 2049	57,998,391	301,940

GMAC Commercial Mortgage Securities, Inc.
Ser. 04-C3, Class AJ, 4.915s, 2041	440,000	431,703
Ser. 05-C1, Class X1, IO, 0.238s, 2043	10,654,583	142,633

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3, Class G,
6.974s, 2036	2,501	2,242

Government National Mortgage Association
IFB Ser. 10-85, Class SD, IO, 6.408s, 2038	121,189	20,537
IFB Ser. 10-120, Class SB, IO, 5.958s, 2035	246,230	26,910
IFB Ser. 10-20, Class SC, IO, 5.908s, 2040	78,328	13,207

60

MORTGAGE-BACKED SECURITIES (3.7%)* cont.	Principal amount	Value

Government National Mortgage Association
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	$105,900	$18,334
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	3,098,492	519,555
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	2,201,423	297,192
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	4,842,950	508,558
Ser. 06-36, Class OD, PO, zero %, 2036	15,889	14,781
Ser. 99-31, Class MP, PO, zero %, 2029	24,994	23,166

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X, IO,
1s, 2036	1,954,142	70,935

Greenwich Capital Commercial Funding Corp. 144A Ser. 05-GG3,
Class XC, IO, 0.738s, 2042	24,177,627	379,951

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2, 5.506s, 2038	137,430	139,856

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	169,643	173,036
Ser. 06-GG6, Class XC, IO, 0.076s, 2038	27,797,314	43,114

Harborview Mortgage Loan Trust
FRB Ser. 05-16, Class 3A1A, 0.492s, 2036	1,518,281	859,347
FRB Ser. 06-7, Class 2A1A, 0.442s, 2046	2,258,004	1,377,383

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39, Class A1,
0.422s, 2037	682,199	361,566

JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1,
0.442s, 2037	2,461,859	1,107,836

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 04-CB9, Class B, 5.653s, 2041 F	488,000	468,538
Ser. 06-LDP8, Class X, IO, 0.552s, 2045	14,065,192	282,443
Ser. 07-LDPX, Class X, IO, 0.319s, 2049	18,386,912	202,311

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 05-LDP2, Class X1, IO, 0.322s, 2042	34,349,374	498,203
Ser. 05-CB12, Class X1, IO, 0.113s, 2037	8,580,900	78,893
Ser. 06-LDP6, Class X1, IO, 0.054s, 2043	22,435,585	76,550

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	149,428	146,439
Ser. 99-C1, Class G, 6.41s, 2031	159,961	161,561
Ser. 98-C4, Class G, 5.6s, 2035	128,771	133,303
Ser. 98-C4, Class H, 5.6s, 2035	223,000	242,871

LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	364,516	364,516
Ser. 07-C2, Class XW, IO, 0.518s, 2040	3,894,298	77,352

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.649s, 2038	8,213,481	201,173
Ser. 06-C7, Class XCL, IO, 0.262s, 2038	14,193,652	252,817
Ser. 05-C3, Class XCL, IO, 0.24s, 2040	19,854,861	332,172
Ser. 05-C2, Class XCL, IO, 0.227s, 2040	19,198,639	150,210
Ser. 07-C2, Class XCL, IO, 0.15s, 2040	33,465,061	398,736
Ser. 05-C7, Class XCL, IO, 0.104s, 2040	26,155,728	142,575

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X, PO,
zero %, 2047	1,785,271	55,790

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.518s, 2028 F	52,012	1,248

61

MORTGAGE-BACKED SECURITIES (3.7%)* cont.	Principal amount	Value

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.84s, 2050	$254,000	$265,556
Ser. 05-MCP1, Class XC, IO, 0.206s, 2043	11,484,273	118,552

Merrill Lynch Mortgage Trust 144A Ser. 04-KEY2, Class XC, IO,
0.877s, 2039	6,532,322	110,148

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.22s, 2045	1,999,759	149,982
Ser. 05-C3, Class X, IO, 6.052s, 2044	548,853	41,164
Ser. 07-C5, Class X, IO, 4.44s, 2049	558,628	41,897

Morgan Stanley Capital I
FRB Ser. 06-T23, Class A2, 5.744s, 2041	641,274	647,873
Ser. 07-IQ14, Class A2, 5.61s, 2049	469,033	481,118
FRB Ser. 07-HQ12, Class A2, 5.599s, 2049	669,157	681,703

Morgan Stanley Capital I 144A Ser. 03-IQ6, Class C, 5.092s, 2041 F	430,000	434,338

Morgan Stanley Dean Witter Capital I Ser. 03-HQ2, Class C, 5.15s, 2035	384,000	376,385

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B,
5.87s, 2043	561,714	580,633

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO, 1.473s, 2012	58	—

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1, 6s, 2030	127,000	131,483

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033	105,179	5,259

Residential Accredit Loans, Inc.
Ser. 06-Q07, Class X3, IO, 1 1/2s, 2046	2,457,280	126,550
Ser. 06-Q07, Class X1, IO, 0.9s, 2046	1,727,047	54,920
FRB Ser. 06-QO3, Class A1, 0.452s, 2046	6,917,389	2,870,716

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046	3,932,655	148,654
Ser. 06-AR7, Class X, IO, 0.9s, 2036	9,401,251	273,576
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037	1,367,086	28,846
Ser. 06-AR8, Class X, IO, 0.4s, 2036	6,049,815	80,463

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4, Class AJ,
5.656s, 2039 F	546,000	554,786

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043	196,779	200,051
Ser. 06-C29, IO, 0.395s, 2048	66,369,689	1,097,755
Ser. 07-C34, IO, 0.377s, 2046	10,484,842	150,562

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.15s, 2042	17,642,299	163,897
Ser. 06-C23, Class XC, IO, 0.047s, 2045	27,858,728	127,036
Ser. 06-C26, Class XC, IO, 0.046s, 2045	11,987,428	33,924

Wachovia Mortgage Loan Trust, LLC FRB Ser. 06-AMN1, Class A2,
0.392s, 2036	962,099	413,703

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	46,000	40,020
Ser. 05-C1A, Class C, 4.9s, 2036	75,000	75,387

Washington Mutual Mortgage Pass-Through Certificates FRB
Ser. 07-HY1, Class A3A, 0.472s, 2037	2,217,056	1,340,181

Total mortgage-backed securities (cost $42,324,603)		$48,005,944

62

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.4%)*	strike price	amount	Value

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	$607,000	$255

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.37% versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/3.37	7,685,794	691,645

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.37% versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/3.37	7,685,794	17,370

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.52% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.52	6,404,828	659,953

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.36% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.36	6,404,828	571,247

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.36% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.36	6,404,828	14,155

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.52% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.52	6,404,828	9,607

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.51% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	2,561,931	261,804

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.51% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	2,561,931	3,740

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.5375% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.5375	6,404,828	672,059

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.5375% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.5375	6,404,828	8,390

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.861% versus the three month USD-LIBOR-BBA
April 2022.	Apr-12/1.861	607,000	30

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	3,430,000	34

63

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.4%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 2.015% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/2.015	$686,000	$7

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.765% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.765	1,714,000	2

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.683% versus the three month USD-LIBOR-BBA
June 2022.	Jun-12/1.683	607,000	255

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
July 2026.	Jul-16/4.74	10,280,000	1,375,084

Option on an interest rate swap with Citibank,
N.A. for the right to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA July 2026.	Jul-16/4.74	10,280,000	361,702

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.861% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.861	607,000	30

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	3,430,000	34

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.6714% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/1.6714	607,000	492

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 2.1075% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1075	3,452,000	23,922

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 4.28% versus the three month
USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28	9,908,000	1,052,428

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 4.28% versus the three month
USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28	9,908,000	449,249

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 4.67% versus the three month
USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67	10,280,000	1,328,484

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 4.67% versus the three month
USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67	10,280,000	378,263

64

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.4%)* cont.	strike price	amount	Value

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.193% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.193	$1,578,000	$20,372

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.169% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.169	1,578,000	17,405

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.9475% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/1.9475	5,457,000	24,993

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.855% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.855	12,711,100	611,531

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 2.855% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.855	12,711,100	104,485

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.144% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.144	1,578,000	14,281

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.1075% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075	3,452,000	23,922

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.074% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.074	1,578,000	3,598

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.122% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.122	1,578,000	11,030

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	3,430,000	34

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	607,000	492

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.096% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.096	1,578,000	7,306

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 4.765% versus the three month USD-LIBOR-BBA
maturing May 2021.	May-16/4.765	11,625,000	1,012,991

65

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.4%)* cont.	strike price	amount	Value

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate
of 4.765% versus the three month USD-LIBOR-BBA
maturing May 2021.	May-16/4.765	$11,625,000	$196,021

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	May-16/4.77	10,006,000	875,765

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	May-16/4.77	10,006,000	167,130

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.861% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.861	607,000	30

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.998% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.998	3,430,000	274

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	3,430,000	34

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.6714% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/1.6714	607,000	492

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.683% versus the three month USD-LIBOR-BBA
maturing June 2022.	Jun-12/1.683	607,000	255

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	6,171,000	525,084

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 3.49% versus the three month
USD-LIBOR-BBA maturing September 2026.	Sep-16/3.49	2,031,769	139,704

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 3.49% versus the three month
USD-LIBOR-BBA maturing September 2026.	Sep-16/3.49	2,031,769	126,092

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	3,340,000	215,570

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	3,340,000	79,709

66

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.4%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.72% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.72	$11,625,000	$993,194

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.72% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.72	11,625,000	200,183

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	6,171,000	106,252

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.235% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	336,000	9,828

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.235% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	336,000	4,254

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	607,000	492

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.26% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	336,000	10,671

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.26% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	336,000	4,946

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.855% versus the three month
USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	936,000	72,690

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.855% versus the three month
USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	936,000	24,926

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.8625% versus the three month
USD-LIBOR-BBA maturing January 2023.	Jan-13/1.8625	607,000	3,806

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.855% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/1.855	607,000	3,612

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.325% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	336,000	12,785

67

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.4%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.325% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	$336,000	$6,502

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.8825% versus the three month
USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	936,000	83,632

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.8825% versus the three month
USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	936,000	35,053

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.845% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/1.845	607,000	3,326

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.835% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/1.835	607,000	3,041

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.305% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	336,000	12,103

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.305% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	336,000	6,028

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.82% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/1.82	607,000	2,780

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.28% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	336,000	11,367

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.28% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	336,000	5,467

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.215% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	336,000	8,877

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.215% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	336,000	3,521

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.11875% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.11875	3,452,000	24,716

68

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.4%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.105% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.105	$3,907,000	$115,296

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.105% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.105	3,907,000	22,387

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	607,000	255

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.1825% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1825	712,000	7,006

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.195% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	336,000	7,903

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.195% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	336,000	2,738

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.10% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.10	3,907,000	112,639

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.10% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.10	3,907,000	20,199

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.83% versus the three month
USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	936,000	58,069

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.83% versus the three month
USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	936,000	11,597

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.095% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.095	3,907,000	109,943

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.095% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.095	3,907,000	17,972

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.09% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.09	3,907,000	107,286

69

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.4%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.09% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.09	$3,907,000	$15,745

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.095% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.095	3,907,000	102,442

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.095% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.095	3,907,000	14,808

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.09% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.09	3,907,000	99,550

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.09% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.09	3,907,000	12,463

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.17% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.17	336,000	6,710

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.17% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.17	336,000	1,707

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.35% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.35	712,000	7,391

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.861% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	607,000	30

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.15% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	336,000	5,356

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.15% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	336,000	541

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.998% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.998	3,430,000	274

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	3,430,000	34

70

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.4%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	$607,000	$255

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 4.375% versus the three month
USD-LIBOR-BBA maturing August 2045.	Aug-15/4.375	2,918,500	686,160

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 4.375% versus the three month
USD-LIBOR-BBA maturing August 2045.	Aug-15/4.375	2,918,500	183,168

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 4.46% versus the three month
USD-LIBOR-BBA maturing August 2045.	Aug-15/4.46	2,918,500	721,605

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 4.46% versus the three month
USD-LIBOR-BBA maturing August 2045.	Aug-15/4.46	2,918,500	171,468

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	3,340,000	215,570

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 3.54% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	6,013,837	632,896

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 3.54% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	6,013,837	7,337

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 3.49% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	6,403,144	646,141

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 3.49% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	6,403,144	8,644

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	607,000	492

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 5.11% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/5.11	6,630,000	96,573

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	6,171,000	525,084

71

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.4%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	$6,171,000	$106,252

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	3,340,000	79,709

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.861% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	607,000	30

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	3,430,000	34

Total purchased options outstanding (cost $19,314,646)			$18,654,652

INVESTMENT COMPANIES (1.4%)*		Shares	Value

Market Vectors Gold Miners ETF (Exchange-traded fund)		4,322	$214,242

SPDR S&P 500 ETF Trust		130,812	18,407,865

Total investment companies (cost $16,065,170)			$18,622,107

FOREIGN GOVERNMENT BONDS AND NOTES (0.9%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$115,000	$101,488

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		880,000	887,886

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		5,110,000	4,798,290

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021		560,000	606,900

Poland (Government of) sr. unsec. bonds 5s, 2022		710,000	748,354

Republic of Indonesia 144A notes 5 1/4s, 2042		875,000	917,656

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024		790,000	807,775

Ukraine (Government of ) Financing of Infrastructural Projects State
Enterprise 144A govt. guaranty notes 8 3/8s, 2017		175,000	148,978

Ukraine (Government of) 144A bonds 7 3/4s, 2020		325,000	277,875

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013		2,400,000	2,313,000

Total foreign government bonds and notes (cost $11,754,107)			$11,608,202

SENIOR LOANS (0.5%)* [c]		Principal amount	Value

AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017		$215,000	$197,934

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015		303,884	303,124

Burlington Coat Factory Warehouse Corp. bank term loan FRN Ser. B,
6 1/4s, 2017		71,813	71,988

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.494s, 2018		137,546	124,071

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017		364,248	364,855

Cengage Learning Acquisitions, Inc. bank term loan FRN Ser. B,
2.49s, 2014		77,761	71,609

Claire’s Stores, Inc. bank term loan FRN 3.086s, 2014		124,567	118,339

Clear Channel Communications, Inc. bank term loan FRN Ser. A,		118,112	109,076

72

SENIOR LOANS (0.5%)* [c] cont.	Principal amount	Value

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	$75,368	$75,620

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	168,725	168,092

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	227,700	227,529

Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017	109,175	109,039

First Data Corp. bank term loan FRN 4.245s, 2018	647,458	589,491

First Data Corp. bank term loan FRN Ser. B3, 2.995s, 2014	68,903	66,319

Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016	173,875	173,102

Goodman Global, Inc. bank term loan FRN 9s, 2017	219,545	221,976

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	156,044	156,657

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	331,650	331,650

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s, 2014	11,155	11,546

Intelsat SA bank term loan FRN 3.242s, 2014 (Luxembourg)	540,000	529,538

National Bedding Company, LLC bank term loan FRN Ser. B,
4 1/8s, 2013	41,812	41,760

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	195,000	194,478

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	49,401	49,236

Pharmaceutical Product Development, Inc. bank term loan FRN Ser. B,
6 1/4s, 2018	174,563	176,490

Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017	390,000	400,168

Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017	298,500	297,711

SRAM Corp. bank term loan FRN 8 1/2s, 2018	75,000	75,469

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.743s, 2017	933,336	517,418

Univision Communications, Inc. bank term loan FRN 4.494s, 2017	120,292	111,453

West Corp. bank term loan FRN Ser. B2, 2.658s, 2013	24,755	24,719

West Corp. bank term loan FRN Ser. B5, 4.494s, 2016	60,049	60,124

Total senior loans (cost $6,279,025)		$5,970,581

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.992s, 2032	$77,889	$31,093

Green Tree Financial Corp.
Ser. 94-4, Class B2, 8.6s, 2019	474,342	213,265
Ser. 96-6, Class M1, 7.95s, 2027	1,222,000	1,228,110
Ser. 99-3, Class A8, 7.06s, 2031	532,000	480,130
Ser. 93-3, Class B, 6.85s, 2018	26,671	23,684

GSAA Home Equity Trust FRB Ser. 06-3, Class A2, 0.432s, 2036 F	1,169,601	526,174

Merrill Lynch First Franklin Mortgage Loan Trust FRB Ser. 07-3,
Class A2B, 0.372s, 2037	1,197,548	702,961

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	152,419	152,336

Oakwood Mortgage Investors, Inc.
Ser. 95-B, Class B1, 7.55s, 2021	79,092	60,415
Ser. 01-C, Class A3, 6.61s, 2021	591,031	305,859

Structured Asset Securities Corp. FRB Ser. 06-BC2, Class A3,
0.392s, 2036	2,836,768	1,616,958

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	388,592	46,631

Total asset-backed securities (cost $5,456,556)		$5,387,616

73

COMMODITY LINKED NOTES (0.3%)*	Principal amount	Value

UBS AG/Jersey Branch 144A zero %, 2012 (Indexed to the UBS
Bloomberg CMCI Composite Index) (Jersey)	$4,332,000	$4,090,369

Total commodity linked notes (cost $4,332,000)		$4,090,369

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	499	$415,714

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	15,485	357,858

Total preferred stocks (cost $680,522)		$773,572

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R	7,508	$153,595

General Motors Co. Ser. B, $2.375 cv. pfd.	5,621	235,028

Lehman Brothers Holdings, Inc. 7.25% cv. pfd. (Escrow) F	912	9

Lucent Technologies Capital Trust I 7.75% cv. pfd.	218	177,234

Total convertible preferred stocks (cost $632,555)		$565,866

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

Altra Holdings, Inc. 144A cv. company guaranty sr. unsec. notes
2 3/4s, 2031	$125,000	$123,125

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	39,000	61,815

Meritor, Inc. cv. company guaranty sr. unsec. notes stepped-coupon
4 5/8s (zero %, 3/1/16) 2026 ††	240,000	219,000

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	60,000	68,025

Total convertible bonds and notes (cost $406,147)		$471,965

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value

IL State G.O. Bonds
4.421s, 1/1/15	$105,000	$110,309
4.071s, 1/1/14	315,000	327,039

Total municipal bonds and notes (cost $420,000)		$437,348

		Strike
WARRANTS (—%)* †	Expiration date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	37	$760

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	50,760	12,182

Total warrants (cost $10,263)				$12,942

SHORT-TERM INVESTMENTS (29.8%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.20% [d]	1,481,111	$1,481,111

Putnam Money Market Liquidity Fund 0.11% [e]	251,082,102	251,082,102

SSgA Prime Money Market Fund 0.12% P	2,520,000	2,520,000

Federal National Mortgage Association discount note with
effective yields ranging from 0.064% to 0.065%, May 23, 201	$15,000,000	14,998,592

Straight-A Funding, LLC commercial paper with effective yields
ranging from 0.175% to 0.179%, May 17, 2012	1,500,000	1,499,655

Straight-A Funding, LLC commercial paper with effective yields
ranging from 0.148% to 0.149%, May 14, 2012	10,000,000	9,998,208

Straight-A Funding, LLC commercial paper with an effective yield
of 0.188%, April 16, 2012	10,600,000	10,599,161

74

SHORT-TERM INVESTMENTS (29.8%)*	Principal amount/shares	Value

Straight-A Funding, LLC commercial paper with effective yields
ranging from 0.186% to 0.188%, April 12, 2012	$5,000,000	$4,999,710

Straight-A Funding, LLC commercial paper with an effective yield
of 0.188%, April 11, 2012	10,000,000	9,999,472

U.S. Treasury Bills with effective yields ranging from
0.084% to 0.105%, November 15, 2012 # ##	42,542,000	42,507,158

U.S. Treasury Bills with effective yields ranging from
0.092% to 0.094%, August 23, 2012 #	14,703,000	14,696,001

U.S. Treasury Bills with effective yields ranging from
0.087% to 0.105%, July 26, 2012 #	1,303,000	1,302,657

U.S. Treasury Bills with effective yields ranging from
0.079% to 0.110%, May 3, 2012 #	26,353,000	26,350,430

Total short-term investments (cost $392,043,160)		$392,034,257

TOTAL INVESTMENTS

Total investments (cost $1,427,874,000)		$1,526,204,049

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

75

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,314,057,623.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $143,089, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $386,775,917 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

76

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $376,916,932) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	4/18/12	$8,312,236	$8,680,354	$368,118

	British Pound	Sell	4/18/12	2,642,919	2,627,971	(14,948)

	Canadian Dollar	Sell	4/18/12	59,132	68,965	9,833

	Euro	Sell	4/18/12	3,833,430	3,853,551	20,121

	Japanese Yen	Buy	4/18/12	138,148	136,829	1,319

	Japanese Yen	Sell	4/18/12	138,148	140,835	2,687

	Norwegian Krone	Buy	4/18/12	3,226,460	3,186,553	39,907

	Norwegian Krone	Sell	4/18/12	3,226,460	3,270,361	43,901

	South African Rand	Buy	4/18/12	110,096	116,970	(6,874)

	Swedish Krona	Buy	4/18/12	791,858	768,982	22,876

	Swiss Franc	Buy	4/18/12	66,811	77,257	(10,446)

Barclays Bank PLC

	Australian Dollar	Sell	4/18/12	1,204,924	1,240,072	35,148

	Brazilian Real	Buy	4/18/12	971,707	1,021,155	(49,448)

	Brazilian Real	Sell	4/18/12	971,707	971,631	(76)

	British Pound	Buy	4/18/12	663,728	650,637	13,091

	British Pound	Sell	4/18/12	663,729	661,577	(2,152)

	Canadian Dollar	Buy	4/18/12	2,386,635	2,410,966	(24,331)

	Canadian Dollar	Sell	4/18/12	2,386,635	2,384,439	(2,196)

	Chilean Peso	Buy	4/18/12	494,720	505,955	(11,235)

	Czech Koruna	Sell	4/18/12	1,235,280	1,237,200	1,920

	Euro	Buy	4/18/12	5,278,853	5,260,505	18,348

	Hungarian Forint	Buy	4/18/12	486,719	490,785	(4,066)

	Hungarian Forint	Sell	4/18/12	486,719	484,893	(1,826)

	Japanese Yen	Buy	4/18/12	2,409,864	2,496,702	(86,838)

	Mexican Peso	Sell	4/18/12	348,287	350,078	1,791

	New Zealand Dollar	Sell	4/18/12	392,055	390,775	(1,280)

	Norwegian Krone	Buy	4/18/12	215,443	211,734	3,709

	Norwegian Krone	Sell	4/18/12	215,443	218,497	3,054

	Polish Zloty	Buy	4/18/12	481,194	481,428	(234)

	Singapore Dollar	Sell	4/18/12	1,088,991	1,093,790	4,799

	South African Rand	Buy	4/18/12	456,735	475,518	(18,783)

	South Korean Won	Buy	4/18/12	465,442	471,310	(5,868)

	Swedish Krona	Buy	4/18/12	1,665,198	1,679,475	(14,277)

	Swiss Franc	Buy	4/18/12	55,399	53,715	1,684

	Swiss Franc	Sell	4/18/12	55,399	54,131	(1,268)

	Taiwan Dollar	Sell	4/18/12	478,187	479,625	1,438

	Turkish Lira	Buy	4/18/12	776,959	785,685	(8,726)

Citibank, N.A.

	Australian Dollar	Buy	4/18/12	5,077,287	5,247,968	(170,681)

	Brazilian Real	Sell	4/18/12	2,719,677	2,842,204	122,527

	British Pound	Buy	4/18/12	36,785	46,523	(9,738)

	Canadian Dollar	Buy	4/18/12	1,628,039	1,647,397	(19,358)

	Canadian Dollar	Sell	4/18/12	1,628,039	1,631,027	2,988

77

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $376,916,932) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Czech Koruna	Sell	4/18/12	$741,784	$738,293	$(3,491)

	Danish Krone	Buy	4/18/12	898,238	890,655	7,583

	Euro	Sell	4/18/12	46,682	54,127	7,445

	Japanese Yen	Buy	4/18/12	2,573,757	2,625,007	(51,250)

	Japanese Yen	Sell	4/18/12	2,573,757	2,547,537	(26,220)

	Mexican Peso	Sell	4/18/12	346,531	344,764	(1,767)

	New Zealand Dollar	Buy	4/18/12	3,435	3,478	(43)

	New Zealand Dollar	Sell	4/18/12	3,435	3,391	(44)

	Norwegian Krone	Buy	4/18/12	450,418	456,811	(6,393)

	Norwegian Krone	Sell	4/18/12	450,418	442,637	(7,781)

	Polish Zloty	Buy	4/18/12	254,230	260,843	(6,613)

	Singapore Dollar	Sell	4/18/12	598,870	601,614	2,744

	South African Rand	Buy	4/18/12	882,304	910,815	(28,511)

	South Korean Won	Buy	4/18/12	480,298	486,463	(6,165)

	Swedish Krona	Buy	4/18/12	2,857,667	2,829,616	28,051

	Swiss Franc	Sell	4/18/12	1,305,856	1,301,601	(4,255)

	Taiwan Dollar	Sell	4/18/12	476,564	477,996	1,432

	Turkish Lira	Buy	4/18/12	291,297	303,035	(11,738)

Credit Suisse AG

	Australian Dollar	Sell	4/18/12	11,883,369	12,340,271	456,902

	Brazilian Real	Buy	4/18/12	421,406	480,964	(59,558)

	British Pound	Buy	4/18/12	3,023,084	3,025,152	(2,068)

	Canadian Dollar	Sell	4/18/12	548,827	583,118	34,291

	Chilean Peso	Buy	4/18/12	469,564	473,965	(4,401)

	Czech Koruna	Sell	4/18/12	990,364	982,398	(7,966)

	Euro	Buy	4/18/12	3,124,524	3,123,072	1,452

	Hungarian Forint	Buy	4/18/12	494,996	498,859	(3,863)

	Hungarian Forint	Sell	4/18/12	494,996	479,456	(15,540)

	Japanese Yen	Sell	4/18/12	6,860,629	7,018,183	157,554

	Mexican Peso	Sell	4/18/12	422,215	432,556	10,341

	New Zealand Dollar	Sell	4/18/12	461,583	467,726	6,143

	Norwegian Krone	Sell	4/18/12	2,633,993	2,612,981	(21,012)

	Polish Zloty	Buy	4/18/12	479,652	477,928	1,724

	Singapore Dollar	Sell	4/18/12	598,870	601,240	2,370

	South African Rand	Buy	4/18/12	342,555	357,465	(14,910)

	South Korean Won	Buy	4/18/12	476,332	488,632	(12,300)

	Swedish Krona	Buy	4/18/12	3,332,510	3,293,082	39,428

	Swiss Franc	Sell	4/18/12	1,627,721	1,626,554	(1,167)

	Taiwan Dollar	Buy	4/18/12	983,448	985,945	(2,497)

	Taiwan Dollar	Sell	4/18/12	983,448	984,806	1,358

	Turkish Lira	Buy	4/18/12	295,266	305,295	(10,029)

Deutsche Bank AG

	Australian Dollar	Buy	4/18/12	12,688,719	13,175,097	(486,378)

	Brazilian Real	Buy	4/18/12	162,852	194,902	(32,050)

78

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $376,916,932) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	British Pound	Buy	4/18/12	$756,491	$749,799	$6,692

	British Pound	Sell	4/18/12	756,491	753,070	(3,421)

	Canadian Dollar	Buy	4/18/12	1,487,625	1,504,826	(17,201)

	Canadian Dollar	Sell	4/18/12	1,487,625	1,493,335	5,710

	Czech Koruna	Sell	4/18/12	985,958	980,514	(5,444)

	Euro	Sell	4/18/12	7,971,497	7,972,326	829

	Mexican Peso	Sell	4/18/12	207,307	207,200	(107)

	New Zealand Dollar	Buy	4/18/12	10,552	10,687	(135)

	New Zealand Dollar	Sell	4/18/12	10,552	10,415	(137)

	Norwegian Krone	Buy	4/18/12	1,381,984	1,369,263	12,721

	Norwegian Krone	Sell	4/18/12	1,381,984	1,401,174	19,190

	Polish Zloty	Buy	4/18/12	463,209	457,775	5,434

	Singapore Dollar	Sell	4/18/12	598,870	601,518	2,648

	South African Rand	Buy	4/18/12	460,312	479,845	(19,533)

	South Korean Won	Buy	4/18/12	480,760	486,583	(5,823)

	Swedish Krona	Buy	4/18/12	1,121,759	1,109,364	12,395

	Swedish Krona	Sell	4/18/12	1,121,759	1,099,232	(22,527)

	Swiss Franc	Buy	4/18/12	153,343	148,680	4,663

	Swiss Franc	Sell	4/18/12	153,343	152,820	(523)

	Turkish Lira	Buy	4/18/12	776,847	783,371	(6,524)

Goldman Sachs International

	Australian Dollar	Sell	4/18/12	1,139,983	1,130,077	(9,906)

	British Pound	Sell	4/18/12	3,157,109	3,152,938	(4,171)

	Canadian Dollar	Buy	4/18/12	5,221,472	5,216,505	4,967

	Canadian Dollar	Sell	4/18/12	5,221,471	5,283,552	62,081

	Chilean Peso	Buy	4/18/12	480,406	483,547	(3,141)

	Czech Koruna	Sell	4/18/12	983,946	974,441	(9,505)

	Euro	Buy	4/18/12	498,702	498,517	185

	Euro	Sell	4/18/12	498,702	492,542	(6,160)

	Japanese Yen	Buy	4/18/12	2,237,810	2,216,294	21,516

	Japanese Yen	Sell	4/18/12	2,237,810	2,281,279	43,469

	Norwegian Krone	Buy	4/18/12	2,239,138	2,269,626	(30,488)

	Norwegian Krone	Sell	4/18/12	2,239,138	2,211,226	(27,912)

	Polish Zloty	Buy	4/18/12	514	513	1

	Singapore Dollar	Sell	4/18/12	731,165	732,422	1,257

	South African Rand	Buy	4/18/12	1,180,399	1,200,340	(19,941)

	South Korean Won	Buy	4/18/12	478,353	484,501	(6,148)

	Swedish Krona	Buy	4/18/12	1,018,478	1,008,014	10,464

	Swedish Krona	Sell	4/18/12	1,018,479	995,849	(22,630)

	Swiss Franc	Buy	4/18/12	43,543	42,221	1,322

	Swiss Franc	Sell	4/18/12	43,543	43,398	(145)

	Taiwan Dollar	Sell	4/18/12	476,947	479,225	2,278

	Turkish Lira	Buy	4/18/12	776,847	785,030	(8,183)

79

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $376,916,932) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/18/12	$4,237,532	$4,428,984	$(191,452)

	British Pound	Buy	4/18/12	1,449,223	1,441,309	7,914

	British Pound	Sell	4/18/12	1,449,327	1,423,537	(25,790)

	Canadian Dollar	Sell	4/18/12	13,731	14,069	338

	Czech Koruna	Sell	4/18/12	983,946	974,451	(9,495)

	Euro	Sell	4/18/12	2,049,227	2,042,866	(6,361)

	Japanese Yen	Sell	4/18/12	321,488	351,948	30,460

	New Zealand Dollar	Sell	4/18/12	1,171,830	1,185,984	14,154

	Norwegian Krone	Buy	4/18/12	917,561	901,765	15,796

	Norwegian Krone	Sell	4/18/12	917,561	930,667	13,106

	Singapore Dollar	Buy	4/18/12	20,047	20,133	(86)

	South Korean Won	Buy	4/18/12	774,433	777,957	(3,524)

	Swedish Krona	Buy	4/18/12	35,031	34,671	360

	Swedish Krona	Sell	4/18/12	35,031	34,010	(1,021)

	Swiss Franc	Buy	4/18/12	319,761	318,719	1,042

	Swiss Franc	Sell	4/18/12	319,761	310,043	(9,718)

	Turkish Lira	Buy	4/18/12	569,904	571,456	(1,552)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	4/18/12	519,838	602,789	(82,951)

	Brazilian Real	Buy	4/18/12	429,486	475,454	(45,968)

	British Pound	Buy	4/18/12	5,823,538	5,843,764	(20,226)

	Canadian Dollar	Sell	4/18/12	653,962	718,807	64,845

	Czech Koruna	Sell	4/18/12	1,233,757	1,225,211	(8,546)

	Euro	Sell	4/18/12	7,741,686	7,758,573	16,887

	Hong Kong Dollar	Sell	4/18/12	738,589	739,229	640

	Japanese Yen	Buy	4/18/12	4,777,603	4,873,233	(95,630)

	Mexican Peso	Sell	4/18/12	338,812	342,869	4,057

	New Zealand Dollar	Buy	4/18/12	10,552	10,688	(136)

	New Zealand Dollar	Sell	4/18/12	10,552	10,414	(138)

	Norwegian Krone	Buy	4/18/12	1,612,941	1,638,093	(25,152)

	Norwegian Krone	Sell	4/18/12	1,612,941	1,602,675	(10,266)

	Polish Zloty	Buy	4/18/12	497,348	504,258	(6,910)

	Singapore Dollar	Sell	4/18/12	885,098	889,013	3,915

	South African Rand	Buy	4/18/12	1,653,159	1,675,262	(22,103)

	South Korean Won	Buy	4/18/12	480,159	485,974	(5,815)

	Swedish Krona	Buy	4/18/12	2,487,192	2,460,091	27,101

	Swedish Krona	Sell	4/18/12	2,487,192	2,444,239	(42,953)

	Swiss Franc	Sell	4/18/12	1,627,721	1,629,217	1,496

	Taiwan Dollar	Sell	4/18/12	483,416	485,104	1,688

	Turkish Lira	Buy	4/18/12	291,353	300,012	(8,659)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	4/18/12	5,918,004	6,145,593	(227,589)

	Brazilian Real	Buy	4/18/12	890,800	962,145	(71,345)

	British Pound	Sell	4/18/12	7,446,715	7,417,230	(29,485)

80

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $376,916,932) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	Canadian Dollar	Buy	4/18/12	$2,794,647	$2,827,533	$(32,886)

	Canadian Dollar	Sell	4/18/12	2,794,647	2,794,270	(377)

	Czech Koruna	Sell	4/18/12	1,235,210	1,230,170	(5,040)

	Euro	Buy	4/18/12	5,392,358	5,395,334	(2,976)

	Hungarian Forint	Buy	4/18/12	484,526	487,371	(2,845)

	Hungarian Forint	Sell	4/18/12	484,526	481,637	(2,889)

	Japanese Yen	Sell	4/18/12	1,273,957	1,353,259	79,302

	Mexican Peso	Sell	4/18/12	838,897	861,278	22,381

	New Zealand Dollar	Buy	4/18/12	10,552	10,693	(141)

	New Zealand Dollar	Sell	4/18/12	10,552	10,415	(137)

	Norwegian Krone	Sell	4/18/12	1,638,528	1,539,789	(98,739)

	Polish Zloty	Buy	4/18/12	498,697	503,719	(5,022)

	Singapore Dollar	Sell	4/18/12	969,185	973,410	4,225

	South African Rand	Sell	4/18/12	1,471,014	1,472,321	1,307

	South Korean Won	Buy	4/18/12	488,870	489,653	(783)

	Swedish Krona	Buy	4/18/12	4,524,844	4,477,831	47,013

	Swiss Franc	Buy	4/18/12	3,835,466	3,823,731	11,735

	Taiwan Dollar	Buy	4/18/12	24,335	23,316	1,019

	Turkish Lira	Buy	4/18/12	490,805	487,007	3,798

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/18/12	4,780,606	5,042,480	(261,874)

	Brazilian Real	Buy	4/18/12	419,441	491,382	(71,941)

	British Pound	Sell	4/18/12	860,608	851,989	(8,619)

	Canadian Dollar	Buy	4/18/12	1,804,935	1,816,217	(11,282)

	Canadian Dollar	Sell	4/18/12	1,804,935	1,799,227	(5,708)

	Chilean Peso	Buy	4/18/12	478,200	481,634	(3,434)

	Czech Koruna	Sell	4/18/12	1,480,292	1,471,718	(8,574)

	Euro	Buy	4/18/12	491,766	521,989	(30,223)

	Hungarian Forint	Buy	4/18/12	489,014	495,776	(6,762)

	Japanese Yen	Buy	4/18/12	1,634,621	1,663,934	(29,313)

	Mexican Peso	Sell	4/18/12	326,738	331,252	4,514

	New Zealand Dollar	Buy	4/18/12	13,742	13,909	(167)

	New Zealand Dollar	Sell	4/18/12	13,742	13,563	(179)

	Norwegian Krone	Sell	4/18/12	1,665,608	1,691,421	25,813

	Polish Zloty	Buy	4/18/12	250,215	253,192	(2,977)

	Singapore Dollar	Sell	4/18/12	599,267	601,846	2,579

	South African Rand	Buy	4/18/12	359,490	371,993	(12,503)

	South Korean Won	Buy	4/18/12	467,843	482,052	(14,209)

	Swedish Krona	Buy	4/18/12	4,341,532	4,294,740	46,792

	Swiss Franc	Sell	4/18/12	1,627,721	1,621,702	(6,019)

	Taiwan Dollar	Buy	4/18/12	1,466,151	1,467,021	(870)

	Taiwan Dollar	Sell	4/18/12	1,466,152	1,468,817	2,665

	Turkish Lira	Buy	4/18/12	465,259	488,903	(23,644)

81

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $376,916,932) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG

	Australian Dollar	Buy	4/18/12	$7,611,019	$7,915,539	$(304,520)

	Brazilian Real	Buy	4/18/12	205,380	261,294	(55,914)

	British Pound	Buy	4/18/12	1,061,006	1,062,714	(1,708)

	Canadian Dollar	Buy	4/18/12	1,648,685	1,666,482	(17,797)

	Czech Koruna	Sell	4/18/12	1,495,491	1,496,653	1,162

	Euro	Buy	4/18/12	4,746,273	4,744,539	1,734

	Hungarian Forint	Buy	4/18/12	469,070	467,290	1,780

	Japanese Yen	Sell	4/18/12	6,435,000	6,617,423	182,423

	Mexican Peso	Sell	4/18/12	446,168	473,214	27,046

	New Zealand Dollar	Buy	4/18/12	10,715	10,842	(127)

	New Zealand Dollar	Sell	4/18/12	10,715	10,576	(139)

	Norwegian Krone	Buy	4/18/12	8,088,413	8,242,311	(153,898)

	Polish Zloty	Buy	4/18/12	497,348	498,680	(1,332)

	Singapore Dollar	Sell	4/18/12	599,347	602,238	2,891

	South African Rand	Buy	4/18/12	738,662	744,041	(5,379)

	South African Rand	Sell	4/18/12	738,662	750,740	12,078

	South Korean Won	Buy	4/18/12	466,709	478,922	(12,213)

	Swedish Krona	Buy	4/18/12	1,672,932	1,640,371	32,561

	Swiss Franc	Sell	4/18/12	1,623,511	1,618,043	(5,468)

	Taiwan Dollar	Buy	4/18/12	7,234	6,438	796

	Turkish Lira	Buy	4/18/12	280,284	300,253	(19,969)

Westpac Banking Corp.

	Australian Dollar	Buy	4/18/12	1,242,461	1,351,807	(109,346)

	British Pound	Sell	4/18/12	3,654,985	3,638,650	(16,335)

	Canadian Dollar	Buy	4/18/12	223,500	280,210	(56,710)

	Euro	Sell	4/18/12	16,999,245	16,991,667	(7,578)

	Japanese Yen	Sell	4/18/12	1,337,593	1,354,877	17,284

	Mexican Peso	Sell	4/18/12	971,463	982,012	10,549

	New Zealand Dollar	Buy	4/18/12	12,760	12,917	(157)

	New Zealand Dollar	Sell	4/18/12	12,760	12,594	(166)

	Norwegian Krone	Buy	4/18/12	1,668,521	1,647,775	20,746

	Norwegian Krone	Sell	4/18/12	1,668,521	1,691,359	22,838

	Swedish Krona	Buy	4/18/12	211,349	205,188	6,161

	Swedish Krona	Sell	4/18/12	211,349	209,064	(2,285)

Total						$(1,403,519)

FUTURES CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond
10 yr (Long)	26	$3,420,703	Jun-12	$(6,113)

Euro STOXX 50 Index (Short)	1,383	44,434,165	Jun-12	530,296

Euro-CAC 40 Index (Long)	258	11,783,517	Apr-12	(432,310)

Euro-Swiss Franc 3 Month (Short)	19	5,256,204	Jun-12	(51,802)

82

FUTURES CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Swiss Franc 3 Month (Short)	19	$5,255,677	Dec-12	$(69,887)

FTSE 100 Index (Short)	151	13,838,155	Jun-12	350,996

Japanese Government Bond
10 yr Mini (Short)	1	171,511	Jun-12	273

MSCI EAFE Index Mini (Long)	67	5,164,360	Jun-12	80,936

NASDAQ 100 Index E-Mini (Short)	317	17,439,755	Jun-12	(933,248)

OMXS 30 Index (Short)	315	5,081,528	Apr-12	148,787

Russell 2000 Index Mini (Short)	283	23,423,910	Jun-12	(809,067)

S&P 500 Index (Long)	4	1,403,200	Jun-12	56,185

S&P 500 Index E-Mini (Long)	2,928	205,435,800	Jun-12	8,236,464

S&P 500 Index E-Mini (Short)	616	43,220,100	Jun-12	(1,209,711)

S&P Mid Cap 400 Index E-Mini (Long)	544	53,981,120	Jun-12	1,551,578

SGX MSCI Singapore Index (Short)	38	2,085,836	Apr-12	423

SPI 200 Index (Short)	50	5,625,959	Jun-12	(114,177)

Tokyo Price Index (Long)	227	23,503,564	Jun-12	495,519

Tokyo Price Index (Short)	152	15,738,069	Jun-12	(593,988)

U.S. Treasury Bond 30 yr (Long)	343	47,248,250	Jun-12	(1,206,480)

U.S. Treasury Bond Ultra 30 yr (Long)	55	8,303,281	Jun-12	(286,011)

U.S. Treasury Note 2 yr (Long)	388	85,414,563	Jun-12	(49,236)

U.S. Treasury Note 2 yr (Short)	151	33,241,235	Jun-12	16,229

U.S. Treasury Note 5 yr (Long)	280	34,310,938	Jun-12	(159,450)

U.S. Treasury Note 5 yr (Short)	11	1,347,930	Jun-12	6,854

U.S. Treasury Note 10 yr (Short)	23	2,978,141	Jun-12	33,269

Total				$5,586,329

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $11,243,244) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	$5,639,620	Aug-16/4.35	$621,847

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 2021.	6,616,660	Jun-16/4.39	485,881

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	6,141,710	Aug-16/4.28	278,477

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	6,141,710	Aug-16/4.28	652,372

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 2.183%
versus the three month USD-LIBOR-BBA maturing
June 2022.	285,000	Jun-12/2.183	2,240

83

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $11,243,244) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	$1,362,729	Jul-16/4.80	$46,656

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	1,362,729	Jul-16/4.80	187,187

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021.	6,616,660	Jun-16/4.89	106,866

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 2.183%
versus the three month USD-LIBOR-BBA maturing
June 2022.	285,000	Jun-12/2.183	2,240

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 2.4275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	2,744,000	Apr-12/2.4275	36,193

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021.	6,398,663	May-16/4.745	108,118

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021.	6,398,663	May-16/4.745	554,188

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 2.111%
versus the three month USD-LIBOR-BBA maturing
April 2022.	431,000	Apr-12/2.111	599

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	6,724,074	Jun-16/5.12	97,990

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	6,724,074	Jun-16/4.12	432,533

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.1714% versus the
three month USD-LIBOR-BBA maturing July 2022.	291,000	Jul-12/2.1714	2,657

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.6075% versus the
three month USD-LIBOR-BBA maturing July 2022.	2,851,000	Jul-12/2.6075	87,212

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4275% versus the
three month USD-LIBOR-BBA maturing April 2022.	2,744,000	Apr-12/2.4275	36,193

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.111% versus the
three month USD-LIBOR-BBA maturing April 2022.	431,000	Apr-12/2.111	599

84

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $11,243,244) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.443% versus the three month USD-LIBOR-BBA
maturing October 2022.	$1,214,000	Oct-12/2.443	$28,359

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.419% versus the three month USD-LIBOR-BBA
maturing September 2022.	1,214,000	Sep-12/2.419	25,907

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4475% versus the three month USD-LIBOR-BBA
maturing August 2022.	3,763,000	Aug-12/2.4475	83,802

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.394% versus the three month USD-LIBOR-BBA
maturing August 2022.	1,214,000	Aug-12/2.394	23,260

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.6075% versus the three month USD-LIBOR-BBA
maturing July 2022.	2,851,000	Jul-12/2.6075	87,212

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.324% versus the three month USD-LIBOR-BBA
maturing May 2022.	1,214,000	May-12/2.324	12,626

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	2,744,000	Apr-12/2.4275	36,193

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021.	4,190,064	May-16/4.7575	70,376

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	15,996,658	May-16/4.77	267,192

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021.	4,190,064	May-16/4.7575	364,892

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	15,996,658	May-16/4.77	1,400,091

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	291,000	Jul-12/2.1714	2,657

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.372% versus the three month USD-LIBOR-BBA
maturing July 2022.	1,214,000	Jul-12/2.372	20,371

85

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $11,243,244) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.346% versus the three month USD-LIBOR-BBA
maturing June 2022.	$1,214,000	Jun-12/2.346	$16,777

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 5.02% versus
the three month USD-LIBOR-BBA maturing April 2026.	23,092,447	Apr-16/5.02	657,742

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 5.02% versus the
three month USD-LIBOR-BBA maturing April 2026.	23,092,447	Apr-16/5.02	3,557,784

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.1714% versus
the three month USD-LIBOR-BBA maturing July 2022.	291,000	Jul-12/2.1714	2,657

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.183% versus
the three month USD-LIBOR-BBA maturing June 2022.	285,000	Jun-12/2.183	2,240

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.111% versus
the three month USD-LIBOR-BBA maturing April 2022.	431,000	Apr-12/2.111	599

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.498% versus
the three month USD-LIBOR-BBA maturing April 2022.	2,744,000	Apr-12/2.498	51,834

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.4275% versus
the three month USD-LIBOR-BBA maturing April 2022.	2,744,000	Apr-12/2.4275	36,193

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA maturing May 2021.	158,406	May-16/4.60	2,910

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing May 2021.	158,406	May-16/4.60	12,810

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021.	8,872,918	May-16/4.765	149,615

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA maturing May 2021.	8,872,918	May-16/4.765	773,177

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.3625% versus the three month USD-LIBOR-BBA
maturing January 2023.	340,000	Jan-13/2.3625	7,164

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.355% versus the three month USD-LIBOR-BBA
maturing December 2022.	340,000	Dec-12/2.355	7,028

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.345% versus the three month USD-LIBOR-BBA
maturing December 2022.	340,000	Dec-12/2.345	6,793

86

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $11,243,244) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.335% versus the three month USD-LIBOR-BBA
maturing November 2022.	$340,000	Nov-12/2.335	$6,552

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.32% versus the three month USD-LIBOR-BBA
maturing November 2022.	340,000	Nov-12/2.32	6,293

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.6825% versus the three month USD-LIBOR-BBA
maturing July 2022.	405,000	Jul-12/2.6825	14,535

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	291,000	Jul-12/2.1714	2,657

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.61875% versus the three month USD-LIBOR-BBA
maturing July 2022.	2,851,000	Jul-12/2.61875	89,094

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.183% versus the three month USD-LIBOR-BBA
maturing June 2022.	285,000	Jun-12/2.183	2,240

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.60% versus the three month USD-LIBOR-BBA
maturing April 2022.	557,000	Apr-12/2.60	15,473

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.111% versus the three month USD-LIBOR-BBA
maturing April 2022.	431,000	Apr-12/2.111	599

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.498% versus the three month USD-LIBOR-BBA
maturing April 2022.	2,744,000	Apr-12/2.498	51,834

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	2,744,000	Apr-12/2.4275	36,193

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing May 2021.	159,199	May-16/4.86	2,594

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing May 2021.	159,199	May-16/4.36	11,535

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 2022.	12,203,000	May-12/5.51	3,547,412

87

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $11,243,244) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.111% versus the three month USD-LIBOR-BBA
maturing April 2022.	$431,000	Apr-12/2.111	$599

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	2,744,000	Apr-12/2.4275	36,193

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	6,574,650	Jun-16/4.575	122,782

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	6,574,650	Jun-16/4.575	525,400

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	291,000	Jul-12/2.1714	2,657

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.183% versus the three month USD-LIBOR-BBA
maturing June 2022.	285,000	Jun-12/2.183	2,240

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 2022.	12,203,000	May-12/5.51	18

Total			$15,925,209

TBA SALE COMMITMENTS OUTSTANDING at 3/31/12 (proceeds receivable $47,653,320) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s,
April 1, 2042	$15,000,000	4/12/12	$15,725,391

Federal National Mortgage Association, 3 1/2s,
April 1, 2042	31,000,000	4/12/12	31,833,125

Total			$47,558,516

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
$1,592,000	$—	3/22/17	3 month USD-
			LIBOR-BBA	1.445%	$14,104

634,000	—	3/22/14	3 month USD-
			LIBOR-BBA	0.662%	1,036

1,951,000	—	3/22/22	2.444%	3 month USD-
				LIBOR-BBA	(28,990)

88

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A. cont.
	$215,100	$—	3/22/42	3.152%	3 month USD-
					LIBOR-BBA	$(4,551)

	22,416,000	—	3/23/14	3 month USD-
				LIBOR-BBA	0.643%	28,118

	9,474,000	—	3/23/17	1.4045%	3 month USD-
					LIBOR-BBA	(64,741)

	47,000	—	3/23/22	2.388%	3 month USD-
					LIBOR-BBA	(453)

	17,189,000	—	3/23/22	3 month USD-
				LIBOR-BBA	2.388%	165,567

	805,000	—	3/23/42	3 month USD-
				LIBOR-BBA	3.0995%	8,421

	1,585,000	—	3/23/42	3.0995%	3 month USD-
					LIBOR-BBA	(16,579)

	3,200,000	—	3/29/22	2.24312%	3 month USD-
					LIBOR-BBA	13,231

CAD	1,449,000	—	3/12/14	1.385%	3 month CAD-
					BA-CDOR	204

CAD	5,618,000	—	3/12/17	1.756%	3 month CAD-
					BA-CDOR	24,933

CAD	620,000	—	3/12/22	2.416%	3 month CAD-
					BA-CDOR	7,623

Barclay’s Bank, PLC
	$14,472,000	(36,180)	3/23/14	0.52%	3 month USD-
					LIBOR-BBA	(18,770)

	445,000 E	—	4/11/22	2.265%	3 month USD-
					LIBOR-BBA	1,433

	631,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	7,307

	3,901,000	—	3/14/14	3 month USD-
				LIBOR-BBA	0.57%	(357)

	1,617,000	—	3/14/42	3 month USD-
				LIBOR-BBA	2.84%	(61,216)

	113,000	—	3/14/17	1.136%	3 month USD-
					LIBOR-BBA	561

	3,746,000	—	3/14/22	2.08%	3 month USD-
					LIBOR-BBA	63,283

	2,843,000	—	3/14/17	3 month USD-
				LIBOR-BBA	1.133%	(14,504)

	3,314,000	—	3/14/22	2.078%	3 month USD-
					LIBOR-BBA	56,595

	305,000	—	3/14/42	2.834%	3 month USD-
					LIBOR-BBA	11,918

	1,354,000	—	3/14/22	3 month USD-
				LIBOR-BBA	2.0975%	(20,698)

	10,516,000	—	3/15/22	3 month USD-
				LIBOR-BBA	2.18551%	(86,992)

89

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
$202,798,000	$—	3/15/14	0.5965%	3 month USD-
				LIBOR-BBA	$(81,412)

46,074,000	—	3/15/14	3 month USD-
			LIBOR-BBA	0.5965%	18,496

552,000	—	3/15/17	3 month USD-
			LIBOR-BBA	1.1815%	(1,981)

2,044,000	—	3/15/17	1.1815%	3 month USD-
				LIBOR-BBA	7,335

139,037,000	—	3/15/22	2.1255%	3 month USD-
				LIBOR-BBA	1,915,791

47,683,000	—	3/15/42	3 month USD-
			LIBOR-BBA	2.8737%	(1,652,524)

1,191,000	—	3/19/14	3 month USD-
			LIBOR-BBA	0.624%	1,092

360,000	—	3/19/17	3 month USD-
			LIBOR-BBA	1.324%	1,116

1,703,000	—	3/19/22	2.33%	3 month USD-
				LIBOR-BBA	(7,809)

83,000	—	3/19/42	3.083%	3 month USD-
				LIBOR-BBA	(616)

2,696,000	—	3/20/14	3 month USD-
			LIBOR-BBA	0.6362%	3,118

1,526,000	—	3/20/17	3 month USD-
			LIBOR-BBA	1.37%	8,119

1,161,000	—	3/20/22	2.3975%	3 month USD-
				LIBOR-BBA	(12,451)

5,137,000	—	3/20/14	3 month USD-
			LIBOR-BBA	0.642%	6,515

1,751,000	—	3/20/17	3 month USD-
			LIBOR-BBA	1.386%	10,673

7,375,000	—	3/20/22	2.405%	3 month USD-
				LIBOR-BBA	(84,200)

358,000	—	3/20/42	3.151%	3 month USD-
				LIBOR-BBA	(7,559)

871,000	—	3/21/14	3 month USD-
			LIBOR-BBA	0.628%	853

2,248,000	—	3/21/17	3 month USD-
			LIBOR-BBA	1.38%	12,923

3,119,000	—	3/21/22	2.374%	3 month USD-
				LIBOR-BBA	(26,589)

290,000	—	3/21/42	3.11%	3 month USD-
				LIBOR-BBA	(3,694)

88,000	—	3/22/14	3 month USD-
			LIBOR-BBA	0.65%	123

137,000	—	3/22/22	2.4425%	3 month USD-
				LIBOR-BBA	(2,017)

662,000	—	3/22/14	3 month USD-
			LIBOR-BBA	0.667%	1,149

90

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
	$2,450,000	$—	3/22/22	2.465%	3 month USD-
					LIBOR-BBA	$(41,122)

	1,716,000	—	3/22/17	3 month USD-
				LIBOR-BBA	1.467%	17,049

	240,000	—	3/22/42	3.173%	3 month USD-
					LIBOR-BBA	(6,099)

	811,000	—	3/26/22	2.355%	3 month USD-
					LIBOR-BBA	(5,067)

	1,067,000	—	3/30/22	2.264%	3 month USD-
					LIBOR-BBA	2,447

	1,232,000	—	3/30/14	3 month USD-
				LIBOR-BBA	0.566%	(432)

	1,600,000	—	4/02/22	2.2325%	3 month USD-
					LIBOR-BBA	8,864

AUD	3,001,000	—	3/20/17	6 month AUD-
				BBR-BBSW	4.52%	18,128

AUD	2,199,000	—	3/20/22	4.82%	6 month AUD-
					BBR-BBSW	(9,480)

AUD	3,104,000	—	3/20/14	4.205%	3 month AUD-
					BBR-BBSW	(12,595)

AUD	1,275,000	—	3/20/22	4.82%	6 month AUD-
					BBR-BBSW	(5,497)

AUD	8,109,000	—	3/20/17	4.52%	6 month AUD-
					BBR-BBSW	(48,984)

AUD	2,896,000	—	3/16/17	6 month AUD-
				BBR-BBSW	4.71%	43,078

AUD	1,195,000	—	3/16/22	6 month AUD-
				BBR-BBSW	5.0175%	24,615

EUR	8,369,000	—	3/23/14	6 month EUR-
				EURIBOR-
				REUTERS	1.105%	4,854

EUR	8,369,000	—	3/23/17	1.66%	6 month EUR-
					EURIBOR-
					REUTERS	(43,383)

EUR	3,255,000	—	3/23/22	2.375%	6 month EUR-
					EURIBOR-
					REUTERS	(31,756)

EUR	558,000	—	3/23/42	6 month EUR-
				EURIBOR-
				REUTERS	2.635%	11,984

EUR	3,321,000	—	3/28/14	1.097%	6 month EUR-
					EURIBOR-
					REUTERS	(1,767)

EUR	975,000	—	3/28/22	6 month EUR-
				EURIBOR-
				REUTERS	2.375%	9,265

EUR	3,649,000	—	3/28/17	6 month EUR-
				EURIBOR-
				REUTERS	1.643%	14,427

91

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
EUR	276,000	$—	3/28/42	2.627%	6 month EUR-
					EURIBOR-
					REUTERS	$(5,270)

GBP	1,940,000	—	1/23/22	2.4275%	6 month GBP-
					LIBOR-BBA	(3,655)

GBP	494,000	—	2/17/17	6 month GBP-
				LIBOR-BBA	1.6575%	2,617

GBP	253,000	—	2/17/22	6 month GBP-
				LIBOR-BBA	2.48%	2,122

GBP	5,420,000	—	8/8/21	2.9785%	6 month GBP-
					LIBOR-BBA	(480,436)

GBP	2,430,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(321,414)

GBP	8,200,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	760,853

GBP	5,750,000	—	3/20/14	6 month GBP-
				LIBOR-BBA	1.2925%	10,850

GBP	440,000	—	3/20/42	6 month GBP-
				LIBOR-BBA	3.3325%	14,375

GBP	1,825,000	—	3/26/17	6 month GBP-
				LIBOR-BBA	1.7005%	12,983

GBP	5,899,000	—	3/26/14	1.2825%	6 month GBP-
					LIBOR-BBA	(9,332)

JPY	718,934,000	—	2/13/17	6 month JPY-
				LIBOR-BBA	0.48%	2,151

JPY	359,467,000	—	2/16/17	6 month JPY-
				LIBOR-BBA	0.4675%	(1,482)

JPY	718,934,000	—	2/17/17	6 month JPY-
				LIBOR-BBA	0.44125%	(14,305)

JPY	2,811,000,000	—	3/6/14	6 month JPY-
				LIBOR-BBA	0.34375%	(2,639)

JPY	1,135,200,000	—	3/6/17	0.4725%	6 month JPY-
					LIBOR-BBA	4,743

JPY	2,170,700,000	—	3/30/14	0.3525%	6 month JPY-
					LIBOR-BBA	(1,722)

JPY	289,300,000	—	3/30/17	0.4925%	6 month JPY-
					LIBOR-BBA	(1,078)

JPY	202,500,000	—	3/30/22	6 month JPY-
				LIBOR-BBA	1.04375%	2,125

JPY	111,800,000	—	3/30/42	6 month JPY-
				LIBOR-BBA	1.9175%	3,589

Citibank, N.A.
	$252,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	(2,822)

	631,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	7,307

	73,924,000	—	3/23/14	3 month USD-
				LIBOR-BBA	0.646%	97,211

92

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
$73,814,000	$—	3/23/17	3 month USD-
			LIBOR-BBA	1.4259%	$581,531

15,464,000	—	3/23/17	1.4259%	3 month USD-
				LIBOR-BBA	(121,830)

20,948,000	—	3/23/22	2.4285%	3 month USD-
				LIBOR-BBA	(279,679)

38,177,000	—	3/23/22	3 month USD-
			LIBOR-BBA	2.4285%	509,706

918,000	—	3/23/42	3 month USD-
			LIBOR-BBA	3.1348%	16,164

2,287,000	—	3/23/42	3.1348%	3 month USD-
				LIBOR-BBA	(40,270)

114,000	—	3/23/14	3 month USD-
			LIBOR-BBA	0.643%	143

15,000	—	3/23/17	1.412%	3 month USD-
				LIBOR-BBA	(108)

59,000	—	3/23/22	2.407%	3 month USD-
				LIBOR-BBA	(671)

1,600,000	—	3/30/22	2.248%	3 month USD-
				LIBOR-BBA	6,006

Credit Suisse International
631,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	7,307

324,000 E	—	8/17/22	3 month USD-
			LIBOR-BBA	2.4475%	878

152,640,000	—	3/19/14	3 month USD-
			LIBOR-BBA	0.651%	222,237

63,265,000	—	3/19/17	1.377%	3 month USD-
				LIBOR-BBA	(359,849)

2,966,000	—	3/19/42	3.1405%	3 month USD-
				LIBOR-BBA	(56,549)

2,109,000	—	3/19/42	3 month USD-
			LIBOR-BBA	3.1405%	40,210

22,998,000	—	3/19/22	2.388%	3 month USD-
				LIBOR-BBA	(228,024)

252,000	—	3/19/42	3.075%	3 month USD-
				LIBOR-BBA	(1,465)

3,195,000	—	3/19/22	2.35125%	3 month USD-
				LIBOR-BBA	(20,872)

20,311,000	—	3/20/14	3 month USD-
			LIBOR-BBA	0.64%	24,935

8,428,000	—	3/20/17	1.38625%	3 month USD-
				LIBOR-BBA	(51,459)

2,639,000	—	3/20/22	2.406%	3 month USD-
				LIBOR-BBA	(30,368)

1,307,000	—	3/20/42	3 month USD-
			LIBOR-BBA	3.14%	24,678

93

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$3,195,000	$—	3/20/22	2.383%	3 month USD-
					LIBOR-BBA	$(30,034)

	3,272,000	—	3/22/14	3 month USD-
				LIBOR-BBA	0.65125%	4,650

	1,916,000	—	3/22/17	3 month USD-
				LIBOR-BBA	1.4425%	16,744

	1,583,000	—	3/22/22	3 month USD-
				LIBOR-BBA	2.4425%	23,300

	129,000	—	3/22/42	3.17%	3 month USD-
					LIBOR-BBA	(3,199)

	2,976,000	—	3/27/22	2.311%	3 month USD-
					LIBOR-BBA	(6,521)

	25,728,000	—	3/28/14	0.6075%	3 month USD-
					LIBOR-BBA	(12,815)

	3,166,000	—	3/28/22	3 month USD-
				LIBOR-BBA	2.358%	20,433

	4,420,000	—	3/28/17	3 month USD-
				LIBOR-BBA	1.356%	18,389

	990,000	—	3/28/42	3.085%	3 month USD-
					LIBOR-BBA	(7,083)

	3,020,000	—	4/02/14	3 month USD-
				LIBOR-BBA	0.576%	(453)

CAD	1,019,000	—	3/12/22	2.416%	3 month CAD-
					BA-CDOR	12,529

CAD	1,824,000	—	3/12/17	3 month CAD-
				BA-CDOR	1.756%	(8,095)

CAD	2,231,000	—	3/20/17	2.04125%	3 month CAD-
					BA-CDOR	(20,066)

CAD	1,525,000	—	3/21/22	3 month CAD-
				BA-CDOR	2.695%	18,756

CHF	20,763,000	—	3/14/14	6 month CHF-
				LIBOR-BBA	0.17%	(10,265)

CHF	4,409,000	—	3/14/17	6 month CHF-
				LIBOR-BBA	0.43%	(12,708)

CHF	5,753,000	—	3/19/14	0.2575%	6 month CHF-
					LIBOR-BBA	(8,047)

CHF	2,849,000	—	3/19/17	0.5525%	6 month CHF-
					LIBOR-BBA	(10,697)

CHF	2,378,000	—	3/19/22	6 month CHF-
				LIBOR-BBA	1.1675%	12,333

CHF	10,069,000	—	3/22/14	6 month CHF-
				LIBOR-BBA	0.2275%	6,905

CHF	584,000	—	3/22/22	1.2275%	6 month CHF-
					LIBOR-BBA	(6,809)

CHF	501,000	—	3/22/17	6 month CHF-
				LIBOR-BBA	0.58%	2,602

CHF	2,790,000	—	3/27/22	6 month CHF-
				LIBOR-BBA	1.1275%	(425)

94

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
CHF	1,405,000	$—	3/29/22	6 month CHF-
				LIBOR-BBA	1.15%	$3,826

GBP	5,422,000	—	8/15/21	6 month GBP-
				LIBOR-BBA	2.91%	424,554

GBP	996,000	—	3/21/22	2.60%	6 month GBP-
					LIBOR-BBA	(22,723)

MXN	30,380,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	81,959

SEK	7,050,000	—	1/23/22	2.30%	3 month SEK-
					STIBOR-SIDE	30,912

SEK	7,050,000	—	1/25/22	2.4275%	3 month SEK-
					STIBOR-SIDE	18,966

SEK	7,050,000	—	2/20/22	3 month SEK-
				STIBOR-SIDE	2.38%	(23,201)

SEK	3,548,000	—	2/23/22	2.545%	3 month SEK-
					STIBOR-SIDE	3,906

SEK	4,614,000	—	2/24/22	2.5375%	3 month SEK-
					STIBOR-SIDE	5,539

SEK	7,900,000	—	3/1/14	1.9675%	3 month SEK-
					STIBOR-SIDE	4,039

SEK	800,000	—	3/1/17	2.165%	3 month SEK-
					STIBOR-SIDE	932

SEK	11,614,000	—	3/6/22	3 month SEK-
				STIBOR-SIDE	2.475%	(23,796)

SEK	9,306,000	—	3/13/22	2.43%	3 month SEK-
					STIBOR-SIDE	24,526

SEK	16,258,000	—	3/22/14	3 month SEK-
				STIBOR-SIDE	2.03%	(4,872)

SEK	6,120,000	—	3/22/17	2.33%	3 month SEK-
					STIBOR-SIDE	91

SEK	7,097,000	—	3/22/22	2.72%	3 month SEK-
					STIBOR-SIDE	(8,375)

Deutsche Bank AG
	$128,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	(1,517)

	631,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	7,307

	513,000 E	—	4/13/22	3 month USD-
				LIBOR-BBA	2.498%	9,213

	101,981,000	—	3/05/14	0.567%	3 month USD-
					LIBOR-BBA	13,999

	38,348,000	—	3/05/14	3 month USD-
				LIBOR-BBA	0.567%	(5,264)

	70,882,000	—	3/05/17	3 month USD-
				LIBOR-BBA	1.1673%	(266,993)

	97,176,000	—	3/05/17	1.1673%	3 month USD-
					LIBOR-BBA	366,035

95

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$282,383,000	$—	3/05/22	3 month USD-
				LIBOR-BBA	2.133%	$(3,490,050)

	18,809,000	—	3/05/42	3 month USD-
				LIBOR-BBA	2.856%	(706,035)

	57,594,000	—	3/05/42	2.856%	3 month USD-
					LIBOR-BBA	2,161,912

	5,728,300	—	3/12/22	3 month USD-
				LIBOR-BBA	2.092%	(95,542)

	1,185,000	—	3/19/22	2.335%	3 month USD-
					LIBOR-BBA	(5,981)

EUR	20,950,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	(2,752,114)

MXN	30,380,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	91,397

Goldman Sachs International
	$3,256,000	(90,435)	3/26/22	2.075%	3 month USD-
					LIBOR-BBA	(27,104)

	631,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	7,307

	513,000 E	—	4/13/22	3 month USD-
				LIBOR-BBA	2.498%	9,213

	9,086,200	—	2/22/14	1 month USD-
				FEDERAL
				FUNDS-H.15	0.1925%	(5,111)

	2,447,000	—	2/23/14	0.19625%	1 month USD-
					FEDERAL
					FUNDS-H.15	1,162

	13,635,000	—	3/20/14	3 month USD-
				LIBOR-BBA	0.625%	12,545

	4,997,000	—	3/20/17	1.365%	3 month USD-
					LIBOR-BBA	(25,331)

	2,009,000	—	3/20/22	2.3825%	3 month USD-
					LIBOR-BBA	(18,784)

	2,884,000	—	3/20/42	3 month USD-
				LIBOR-BBA	3.1285%	47,753

	3,195,000	—	3/21/22	3 month USD-
				LIBOR-BBA	2.405%	36,306

	154,930,000	—	3/22/14	3 month USD-
				LIBOR-BBA	0.6345%	165,607

	48,417,000	—	3/22/22	2.413%	3 month USD-
					LIBOR-BBA	(581,563)

	16,362,000	—	3/22/17	1.4097%	3 month USD-
					LIBOR-BBA	(116,836)

	5,121,000	—	3/22/22	3 month USD-
				LIBOR-BBA	2.413%	61,511

	4,555,000	—	3/22/42	3 month USD-
				LIBOR-BBA	3.1405%	85,786

96

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$8,651,000	$—	3/22/42	3.1405%	3 month USD-
					LIBOR-BBA	$(162,928)

	3,200,000	—	3/30/22	3 month USD-
				LIBOR-BBA	2.273125%	(4,649)

	3,200,000	—	4/03/22	3 month USD-
				LIBOR-BBA	2.245%	(14,464)

AUD	1,230,000	—	3/21/22	5.0175%	6 month AUD-
					BBR-BBSW	(23,276)

CHF	6,272,000	—	3/15/14	6 month CHF-
				LIBOR-BBA	0.18%	(1,786)

CHF	4,365,000	—	3/15/22	1.06%	6 month CHF-
					LIBOR-BBA	27,742

CHF	2,325,000	—	3/26/17	6 month CHF-
				LIBOR-BBA	0.575%	11,048

CHF	1,396,000	—	3/29/17	6 month CHF-
				LIBOR-BBA	0.53%	3,012

EUR	20,800,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	1,075,932

EUR	1,246,000	—	3/23/22	2.385%	6 month EUR-
					EURIBOR-
					REUTERS	(13,672)

EUR	1,979,000	—	3/26/17	1.6275%	6 month EUR-
					EURIBOR-
					REUTERS	(5,805)

GBP	4,660,000 E	—	9/22/31	6 month GBP-
				LIBOR-BBA	4.06%	27,355

GBP	2,430,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	24,886

GBP	4,403,000 E	—	9/23/31	3.99%	6 month GBP-
					LIBOR-BBA	6,620

GBP	323,000	—	2/8/22	6 month GBP-
				LIBOR-BBA	2.4825%	3,119

GBP	2,090,000	—	2/8/17	1.625%	6 month GBP-
					LIBOR-BBA	(6,603)

GBP	653,000	—	2/8/42	6 month GBP-
				LIBOR-BBA	3.145%	(17,886)

GBP	9,611,000	—	2/8/14	1 month GBP-
				WMBA-SONIA-
				COMPOUND	0.5175%	(4,521)

GBP	10,459,000	—	2/10/14	1 month GBP-
				WMBA-SONIA-
				COMPOUND	0.505%	(9,100)

GBP	4,229,000 E	—	8/9/31	4.605%	6 month GBP-
					LIBOR-BBA	(269,016)

GBP	4,228,000 E	—	8/10/31	4.5175%	6 month GBP-
					LIBOR-BBA	(229,661)

97

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
GBP	200,000	$—	2/17/42	3.2075%	6 month GBP-
					LIBOR-BBA	$950

GBP	4,351,000	—	2/17/14	0.5625%	1 month GBP-
					WMBA-SONIA-
					COMPOUND	(8,155)

GBP	4,771,000	—	2/21/14	0.558%	1 month GBP-
					WMBA-SONIA-
					COMPOUND	(3,450)

GBP	880,000	—	2/24/17	6 month GBP-
				LIBOR-BBA	1.565%	(1,909)

GBP	300,000	—	2/24/22	6 month GBP-
				LIBOR-BBA	2.39%	(1,645)

GBP	421,000	—	2/24/42	3.13125%	6 month GBP-
					LIBOR-BBA	12,542

GBP	4,752,000	—	2/24/14	0.5125%	1 month GBP-
					WMBA-SONIA-
					COMPOUND	3,489

GBP	1,120,000	—	3/2/17	6 month GBP-
				LIBOR-BBA	1.5475%	(4,326)

GBP	797,000	—	3/2/22	6 month GBP-
				LIBOR-BBA	2.3975%	(3,960)

GBP	100,000	—	3/2/42	6 month GBP-
				LIBOR-BBA	3.135%	(2,911)

GBP	1,355,000	—	3/2/14	1 month GBP-
				WMBA-SONIA-
				COMPOUND	0.54%	(148)

GBP	175,000	—	3/9/42	3.11%	6 month GBP-
					LIBOR-BBA	6,587

GBP	220,000	—	3/14/42	6 month GBP-
				LIBOR-BBA	3.2575%	2,023

GBP	1,239,000	—	3/14/17	1.6925%	6 month GBP-
					LIBOR-BBA	(8,728)

GBP	9,186,000	—	3/16/14	6 month GBP-
				LIBOR-BBA	1.31%	22,209

GBP	1,658,000	—	3/16/17	1.79%	6 month GBP-
					LIBOR-BBA	(24,131)

GBP	941,000	—	3/16/22	2.67%	6 month GBP-
					LIBOR-BBA	(31,596)

GBP	559,000	—	3/16/42	6 month GBP-
				LIBOR-BBA	3.3875%	28,303

SEK	12,215,000	—	2/13/17	2.15%	3 month SEK-
					STIBOR-SIDE	16,117

SEK	12,215,000	—	2/20/17	3 month SEK-
				STIBOR-SIDE	1.995%	(28,978)

SEK	39,315,300	—	2/21/14	3 month SEK-
				STIBOR-SIDE	1.895%	(28,949)

SEK	8,736,300	—	2/21/22	2.485%	3 month SEK-
					STIBOR-SIDE	16,525

98

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
SEK	11,869,000	$—	2/23/17	2.1575%	3 month SEK-
					STIBOR-SIDE	$14,492

SEK	4,630,000	—	3/1/22	3 month SEK-
				STIBOR-SIDE	2.5275%	(6,189)

SEK	9,340,000	—	3/6/17	3 month SEK-
				STIBOR-SIDE	2.115%	(14,274)

SEK	9,304,000	—	3/29/22	3 month SEK-
				STIBOR-SIDE	2.6325%	(1,424)

JPMorgan Chase Bank N.A.
	$100,638,000	—	3/26/14	3 month USD-
				LIBOR-BBA	0.6275%	92,407

	162,763,000	—	3/26/17	1.3425%	3 month USD-
					LIBOR-BBA	(579,032)

	28,188,000	—	3/26/22	2.3245%	3 month USD-
					LIBOR-BBA	(97,077)

	9,405,000	—	3/26/42	3.0525%	3 month USD-
					LIBOR-BBA	(6,443)

	3,971,000	—	3/26/42	3 month USD-
				LIBOR-BBA	3.0525%	2,720

	3,069,000	—	3/26/17	1.3575%	3 month USD-
					LIBOR-BBA	(13,165)

	916,000	—	4/02/42	2.968%	3 month USD-
					LIBOR-BBA	15,462

CAD	16,750,000	—	3/13/14	1.4025%	3 month CAD-
					BA-CDOR	(3,283)

CAD	345,000	—	3/13/22	2.43%	3 month CAD-
					BA-CDOR	3,818

CAD	866,000	—	3/13/17	3 month CAD-
				BA-CDOR	1.78%	(2,854)

CAD	1,923,000	—	3/13/17	1.8025%	3 month CAD-
					BA-CDOR	4,271

CAD	3,124,000	—	3/22/17	3 month CAD-
				BA-CDOR	1.98%	18,675

EUR	1,614,000	—	3/23/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.506%	2,515

EUR	2,648,000	—	3/23/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.147%	22,483

EUR	67,000	—	3/23/42	2.65%	6 month EUR-
					EURIBOR-
					REUTERS	(1,723)

GBP	896,000	—	3/7/17	6 month GBP-
				LIBOR-BBA	1.54%	(4,104)

GBP	392,000	—	3/7/22	6 month GBP-
				LIBOR-BBA	2.354%	(4,622)

JPY	467,716,000	—	2/20/22	6 month JPY-
				LIBOR-BBA	0.965%	(27,695)

99

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A. cont.
JPY	1,947,200,000	$—	3/6/14	6 month JPY-
				LIBOR-BBA	0.34375%	$(1,828)

JPY	396,400,000	—	3/6/22	1.0175%	6 month JPY-
					LIBOR-BBA	2,524

	$631,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	7,307

CAD	2,470,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	23,362

JPY	372,000,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	96,360

JPY	500,100,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	27,733

MXN	10,354,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(23,402)

MXN	13,389,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(30,038)

MXN	4,340,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	13,985

MXN	49,187,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	1,461

MXN	7,830,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	14,288

UBS AG
CHF	16,257,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(236,628)

Total						$(4,358,292)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
shares	362,176	$—	7/30/12	3 month USD-	Market Vectors	$(2,500,498)
				LIBOR-BBA	Gold Miners ETF

Barclay’s Bank, PLC
	$48,843	—	1/12/41	4.50% (1 month	Synthetic TRS	725
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	959,798	—	1/12/41	4.50% (1 month	Synthetic TRS	14,255
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	103,888	—	1/12/41	4.50% (1 month	Synthetic TRS	1,543
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

100

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$4,700,000	$—	4/7/16	(2.63%)	USA Non Revised	$(61,796)
				Consumer Price
				Index-Urban (CPI-U)

3,722,899	—	1/12/41	4.50% (1 month	Synthetic TRS	55,292
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

481,449	—	1/12/41	4.50% (1 month	Synthetic TRS	7,150
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

1,307,950	—	1/12/40	4.50% (1 month	Synthetic MBX	1,694
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

2,053,748	—	1/12/41	5.00% (1 month	Synthetic MBX	3,833
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,234,745	—	1/12/41	5.00% (1 month	Synthetic MBX	2,304
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

225,607	—	1/12/41	4.50% (1 month	Synthetic MBX	398
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

246,515	—	1/12/40	5.00% (1 month	Synthetic MBX	460
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

800,093	—	1/12/40	5.00% (1 month	Synthetic MBX	1,495
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

580,145	—	1/12/40	5.00% (1 month	Synthetic MBX	1,084
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Citibank, N.A.
949,264	—	1/12/41	5.00% (1 month	Synthetic MBX	1,772
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

928,204	—	1/12/41	5.00% (1 month	Synthetic MBX	1,732
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

101

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
baskets	326 F	$—	2/13/13	(3 month USD-	A basket	$1,940,134
				LIBOR-BBA plus	(CGPUTQL2)
				0.10%)	of common stocks

units	7,226	—	2/13/13	3 month USD-	Russell 1000	(1,281,399)
				LIBOR-BBA	Total Return Index
				minus 0.15%

Credit Suisse International
	$58,921	—	1/12/41	4.50% (1 month	Synthetic MBX	104
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	5,419,272	—	1/12/41	4.50% (1 month	Synthetic MBX	1,917
				USD-LIBOR)	Index 4.50%
					30 year Ginnie Mae II pools

Goldman Sachs International
	2,690,000	—	3/1/16	2.47%	USA Non Revised	8,393
					Consumer Price
					Index-Urban (CPI-U)

	2,017,500	—	3/3/16	2.45%	USA Non Revised	4,295
					Consumer Price
					Index-Urban (CPI-U)

	2,636,895	—	1/12/40	5.00% (1 month	Synthetic TRS	43,980
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	1,121,056	—	1/12/41	4.50% (1 month	Synthetic TRS	16,650
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	1,620,337	—	1/12/41	4.50% (1 month	Synthetic TRS	24,065
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	85,879	1,060	1/12/40	(5.00%) 1 month	Synthetic TRS	(337)
				USD-LIBOR	Index 5.00%
					30 year Fannie Mae
					pools

	2,662,231	(8,735)	1/12/38	(6.50%) 1 month	Synthetic MBX	(8,700)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	2,028,963	24,411	1/12/40	(5.00%) 1 month	Synthetic TRS	(4,958)
				USD-LIBOR	Index 5.00%
					30 year Fannie Mae
					pools

	1,864,000	—	4/3/17	2.3225%	USA Non Revised	1,869
					Consumer Price
					Index-Urban (CPI-U)

102

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$217,079	$—	1/12/41	4.50% (1 month	Synthetic MBX	$383
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

EUR	3,527,000	—	10/18/13	(1.7775%)	Eurostat Eurozone	(55,130)
					HICP excluding
					tobacco

GBP	1,163,000	—	3/30/17	(3.0925%)	GBP Non-revised	(6,535)
					UK Retail Price
					Index

JPMorgan Chase Bank N.A.
EUR	1,887,000	—	4/2/13	(1.98%)	Eurostat Eurozone	(252)
					HICP excluding
					tobacco

shares	804,010	—	10/22/12	(3 month USD-	iShares MSCI	901,695
				LIBOR-BBA plus	Emerging Markets
				0.04%)	Index

Total						$(882,383)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities’ valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclay’s Bank, PLC
DJ CDX NA IG Series
17 Index	BBB+/P	$45,889	$4,635,000	12/20/16	100 bp	$76,913

DJ CDX NA IG Series
17 Index	BBB+/P	14,910	1,370,000	12/20/16	100 bp	24,080

Citibank, N.A.
DJ CDX EM Series 11
Index	—	(8,100)	300,000	6/20/14	(500 bp)	(33,399)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(13,976)	1,570,000	12/20/19	(100 bp)	284,063

DJ CDX NA HY Series
18 Index	B+/P	853,825	24,395,000	6/20/17	500 bp	151,512

103

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG
DJ CDX EM Series 11
Index	—	$(37,840)	$1,720,000	6/20/14	(500 bp)	$(182,885)

DJ CDX NA HY Series
18 Index	B+/P	912,634	34,767,000	6/20/17	500 bp	(83,452)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B1	—	EUR 580,000	9/20/13	715 bp	75,672

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 800,000	9/20/13	477 bp	58,028

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 800,000	9/20/13	535 bp	67,308

Goldman Sachs International
CSC Holdings, Inc.,
7 5/8%, 7/15/18	Ba3	—	$605,000	9/20/13	495 bp	29,053

JPMorgan Chase Bank NA
DJ CDX NA HY Series
18 Index	B+/P	368,235	14,028,000	6/20/17	500 bp	(33,678)

Total						$433,215

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2012. Securities rated by Putnam are indicated by “/P.”

104

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$34,374,827	$—	$—

Capital goods	36,136,948	—	—

Communication services	26,764,753	—	—

Conglomerates	15,011,426	—	—

Consumer cyclicals	71,556,320	180	6

Consumer staples	57,152,809	—	3,734

Energy	58,294,145	179,086	—

Financials	95,556,377	—	—

Health care	67,286,145	—	—

Technology	112,585,986	—	—

Transportation	6,296,765	—	—

Utilities and power	18,273,374	—	—

Total common stocks	599,289,875	179,266	3,740
Asset-backed securities	—	5,387,616	—

Commodity linked notes	—	4,090,369	—

Convertible bonds and notes	—	471,965	—

Convertible preferred stocks	—	565,857	9

Corporate bonds and notes	—	230,941,317	145,505

Foreign government bonds and notes	—	11,608,202	—

Investment Companies	18,622,107	—	—

Mortgage-backed securities	—	48,005,944	—

Municipal bonds and notes	—	437,348	—

Preferred stocks	—	773,572	—

Purchased options outstanding	—	18,654,652	—

Senior loans	—	5,970,581	—

U.S. government and agency mortgage obligations	—	187,575,078	—

U.S. treasury obligations	—	1,433,847	—

Warrants	—	760	12,182

Short-term investments	253,602,102	138,432,155	—

Totals by level	$871,514,084	$654,528,529	$161,436

105

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,403,519)	$—

Futures contracts	5,586,329	—	—

Written options	—	(15,925,209)	—

TBA sale commitments	—	(47,558,516)	—

Interest rate swap contracts	—	(4,231,677)	—

Total return swap contracts	—	(899,119)	—

Credit default contracts	—	(1,702,362)	—

Totals by level	$5,586,329	$(71,720,402)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

106

Statement of assets and liabilities 3/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including $1,400,540 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,175,310,787)	$1,273,640,836
Affiliated issuers (identified cost $252,563,213) (Notes 1 and 6)	252,563,213

Cash	48,542

Foreign currency (cost $3,092,356) (Note 1)	3,099,628

Dividends, interest and other receivables	6,778,129

Receivable for shares of the fund sold	1,519,211

Receivable for investments sold	10,880,142

Receivable for sales of delayed delivery securities (Note 1)	47,704,806

Unrealized appreciation on swap contracts (Note 1)	14,170,186

Unrealized appreciation on forward currency contracts (Note 1)	2,492,890

Premium paid on swap contracts (Note 1)	195,266

Total assets	1,613,092,849

LIABILITIES

Payable for variation margin (Note 1)	221,362

Payable for investments purchased	6,974,022

Payable for purchases of delayed delivery securities (Note 1)	188,075,008

Payable for shares of the fund repurchased	7,585,816

Payable for compensation of Manager (Note 2)	593,018

Payable for investor servicing fees (Note 2)	187,904

Payable for custodian fees (Note 2)	148,493

Payable for Trustee compensation and expenses (Note 2)	276,146

Payable for administrative services (Note 2)	5,161

Payable for distribution fees (Note 2)	744,865

Unrealized depreciation on forward currency contracts (Note 1)	3,896,409

Written options outstanding, at value (premiums received $11,243,244) (Notes 1 and 3)	15,925,209

Premium received on swap contracts (Note 1)	2,220,964

Unrealized depreciation on swap contracts (Note 1)	18,977,646

TBA sale commitments, at value (proceeds receivable $47,653,320) (Note 1)	47,558,516

Collateral on securities loaned, at value (Note 1)	1,481,111

Collateral on certain derivative contracts, at value (Note 1)	3,953,847

Other accrued expenses	209,729

Total liabilities	299,035,226

Net assets	$1,314,057,623

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,415,462,807

Distributions in excess of net investment income (Note 1)	(5,459,446)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(189,076,830)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	93,131,092

Total — Representing net assets applicable to capital shares outstanding	$1,314,057,623

(Continued on next page)

107

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($904,125,173 divided by 77,915,052 shares)	$11.60

Offering price per class A share (100/94.25 of $11.60)*	$12.31

Net asset value and offering price per class B share ($92,934,621 divided by 8,039,624 shares)**	$11.56

Net asset value and offering price per class C share ($99,428,750 divided by 8,740,584 shares)**	$11.38

Net asset value and redemption price per class M share ($22,923,047 divided by 1,978,366 shares)	$11.59

Offering price per class M share (100/96.50 of $11.59)*	$12.01

Net asset value, offering price and redemption price per class R share
($11,585,528 divided by 1,004,783 shares)	$11.53

Net asset value, offering price and redemption price per class Y share
($183,060,504 divided by 15,757,363 shares)	$11.62

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of operations Six months ended 3/31/12 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $91,817 from investments in affiliated issuers) (Note 6)	$12,067,667

Dividends (net of foreign tax of $102,047)	6,187,736

Securities lending (Note 1)	23,902

Total investment income	18,279,305

EXPENSES

Compensation of Manager (Note 2)	3,421,067

Investor servicing fees (Note 2)	1,274,161

Custodian fees (Note 2)	124,455

Trustee compensation and expenses (Note 2)	52,222

Administrative services (Note 2)	15,763

Distribution fees — Class A (Note 2)	1,103,025

Distribution fees — Class B (Note 2)	459,124

Distribution fees — Class C (Note 2)	478,716

Distribution fees — Class M (Note 2)	81,294

Distribution fees — Class R (Note 2)	28,211

Other	313,054

Total expenses	7,351,092

Expense reduction (Note 2)	(38,680)

Net expenses	7,312,412

Net investment income	10,966,893

Net realized gain on investments (net foreign tax of $4,528) (Notes 1 and 3)	46,507,396

Net realized loss on swap contracts (Note 1)	(27,068,087)

Net realized gain on futures contracts (Note 1)	15,509,354

Net realized gain on foreign currency transactions (Note 1)	2,764,979

Net realized loss on written options (Notes 1 and 3)	(683,336)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(4,558,442)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	156,757,423

Net gain on investments	189,229,287

Net increase in net assets resulting from operations	$200,196,180

The accompanying notes are an integral part of these financial statements.

108

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/12*	Year ended 9/30/11

Operations:
Net investment income	$10,966,893	$25,455,269

Net realized gain on investments
and foreign currency transactions	37,030,306	57,556,207

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	152,198,981	(87,606,619)

Net increase (decrease) in net assets resulting
from operations	200,196,180	(4,595,143)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,583,102)	(35,840,251)

Class B	(454,550)	(3,326,863)

Class C	(506,097)	(3,170,220)

Class M	(144,032)	(740,848)

Class R	(85,649)	(380,070)

Class Y	(1,762,565)	(7,197,201)

Increase in capital from settlement payments (Note 9)	—	123,114

Decrease from capital share transactions (Note 4)	(99,356,158)	(66,213,432)

Total increase (decrease) in net assets	90,304,027	(121,340,914)

NET ASSETS

Beginning of period	1,223,753,596	1,345,094,510

End of period (including distributions in excess
of net investment income of $5,459,446 and $5,890,344,
respectively)	$1,314,057,623	$1,223,753,596

* Unaudited

The accompanying notes are an integral part of these financial statements.

109

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%)[c]	(%)[c]	net assets (%)	turnover (%)[d]

Class A
March 31, 2012**	$9.99	.10	1.61	1.71	(.10)	(.10)	—	—	$11.60	17.13*	$904,125	.53*	.53*	.90*	88*
September 30, 2011	10.47	.21	(.28)	(.07)	(.41)	(.41)	—	— [e]	9.99	(.92)	843,218	1.06	1.06	1.91	158
September 30, 2010	9.82	.27	.94	1.21	(.56)	(.56)	— [f]	—	10.47	12.62	931,461	1.10 [g]	1.10 [g]	2.71 [g]	138
September 30, 2009	10.01	.21	.05 [h]	.26	(.45)	(.45)	— [f]	—	9.82	3.79	927,285	1.23 [g,i]	1.13 [g]	2.54 [g]	201
September 30, 2008	12.74	.36	(2.81)	(2.45)	(.28)	(.28)	— [f]	—	10.01	(19.45)	1,142,882	1.09 [g]	1.09 [g]	3.07 [g]	124
September 30, 2007	11.86	.27	.83	1.10	(.22)	(.22)	— [f]	—	12.74	9.36	1,619,706	1.06 [g]	1.06 [g]	2.19 [g]	107

Class B
March 31, 2012**	$9.95	.06	1.61	1.67	(.06)	(.06)	—	—	$11.56	16.77*	$92,935	.91*	.91*	.53*	88*
September 30, 2011	10.43	.13	(.29)	(.16)	(.32)	(.32)	—	— [e]	9.95	(1.71)	88,888	1.81	1.81	1.15	158
September 30, 2010	9.78	.20	.93	1.13	(.48)	(.48)	— [f]	—	10.43	11.80	114,661	1.85 [g]	1.85 [g]	1.97 [g]	138
September 30, 2009	9.96	.14	.07 [h]	.21	(.39)	(.39)	— [f]	—	9.78	3.10	131,854	1.98 [g,i]	1.88 [g]	1.76 [g]	201
September 30, 2008	12.66	.27	(2.78)	(2.51)	(.19)	(.19)	— [f]	—	9.96	(19.99)	191,536	1.84 [g]	1.84 [g]	2.30 [g]	124
September 30, 2007	11.78	.18	.83	1.01	(.13)	(.13)	— [f]	—	12.66	8.58	311,754	1.81 [g]	1.81 [g]	1.43 [g]	107

Class C
March 31, 2012**	$9.80	.06	1.58	1.64	(.06)	(.06)	—	—	$11.38	16.74*	$99,429	.91*	.91*	.53*	88*
September 30, 2011	10.28	.13	(.28)	(.15)	(.33)	(.33)	—	— [e]	9.80	(1.68)	91,254	1.81	1.81	1.16	158
September 30, 2010	9.65	.19	.92	1.11	(.48)	(.48)	— [f]	—	10.28	11.79	98,134	1.85 [g]	1.85 [g]	1.96 [g]	138
September 30, 2009	9.85	.15	.04 [h]	.19	(.39)	(.39)	— [f]	—	9.65	2.97	99,579	1.98 [g,i]	1.88 [g]	1.79 [g]	201
September 30, 2008	12.53	.27	(2.76)	(2.49)	(.19)	(.19)	— [f]	—	9.85	(20.01)	118,179	1.84 [g]	1.84 [g]	2.32 [g]	124
September 30, 2007	11.66	.18	.82	1.00	(.13)	(.13)	— [f]	—	12.53	8.64	162,251	1.81 [g]	1.81 [g]	1.43 [g]	107

Class M
March 31, 2012**	$9.98	.07	1.61	1.68	(.07)	(.07)	—	—	$11.59	16.89*	$22,923	.78*	.78*	.65*	88*
September 30, 2011	10.46	.15	(.28)	(.13)	(.35)	(.35)	—	— [e]	9.98	(1.44)	19,151	1.56	1.56	1.41	158
September 30, 2010	9.81	.22	.93	1.15	(.50)	(.50)	— [f]	—	10.46	12.08	23,600	1.60 [g]	1.60 [g]	2.20 [g]	138
September 30, 2009	10.00	.17	.05 [h]	.22	(.41)	(.41)	— [f]	—	9.81	3.27	22,010	1.73 [g,i]	1.63 [g]	2.04 [g]	201
September 30, 2008	12.72	.30	(2.80)	(2.50)	(.22)	(.22)	— [f]	—	10.00	(19.82)	27,475	1.59 [g]	1.59 [g]	2.58 [g]	124
September 30, 2007	11.84	.21	.83	1.04	(.16)	(.16)	— [f]	—	12.72	8.83	38,124	1.56 [g]	1.56 [g]	1.68 [g]	107

Class R
March 31, 2012**	$9.93	.08	1.60	1.68	(.08)	(.08)	—	—	$11.53	17.00*	$11,586	.66*	.66*	.78*	88*
September 30, 2011	10.41	.18	(.28)	(.10)	(.38)	(.38)	—	— [e]	9.93	(1.18)	10,066	1.31	1.31	1.66	158
September 30, 2010	9.77	.25	.92	1.17	(.53)	(.53)	— [f]	—	10.41	12.32	9,614	1.35 [g]	1.35 [g]	2.45 [g]	138
September 30, 2009	9.97	.19	.04 [h]	.23	(.43)	(.43)	— [f]	—	9.77	3.45	7,476	1.48 [g,i]	1.38 [g]	2.31 [g]	201
September 30, 2008	12.69	.33	(2.79)	(2.46)	(.26)	(.26)	— [f]	—	9.97	(19.62)	6,667	1.34 [g]	1.34 [g]	2.83 [g]	124
September 30, 2007	11.79	.24	.83	1.07	(.17)	(.17)	— [f]	—	12.69	9.13	5,151	1.31 [g]	1.31 [g]	1.95 [g]	107

Class Y
March 31, 2012**	$10.00	.11	1.62	1.73	(.11)	(.11)	—	—	$11.62	17.36*	$183,061	.41*	.41*	1.02*	88*
September 30, 2011	10.49	.24	(.29)	(.05)	(.44)	(.44)	—	— [e]	10.00	(.76)	171,176.81		.81	2.16	158
September 30, 2010	9.83	.30	.94	1.24	(.58)	(.58)	— [f]	—	10.49	12.98	167,625	.85 [g]	.85 [g]	2.99 [g]	138
September 30, 2009	10.03	.24	.03 [h]	.27	(.47)	(.47)	— [f]	—	9.83	3.96	273,251	.98 [g,i]	.88 [g]	2.88 [g]	201
September 30, 2008	12.76	.39	(2.81)	(2.42)	(.31)	(.31)	— [f]	—	10.03	(19.20)	231,078	.84 [g]	.84 [g]	3.33 [g]	124
September 30, 2007	11.88	.30	.84	1.14	(.26)	(.26)	— [f]	—	12.76	9.61	238,397	.81 [g]	.81 [g]	2.43 [g]	107

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

110	111

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Portfolio turnover excludes TBA roll transactions.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 9).

f Amount represents less than $0.01 per share.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.12

September 30, 2008	<0.01

September 30, 2007	0.01

h The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.10% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

112

Notes to financial statements 3/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) (which changed its name from Putnam Asset Allocation: Balanced Portfolio on November 30, 2011) is a diversified series of Putnam Asset Allocation Funds (the Trust) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. The fund also invests in fixed income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through March 31, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

113

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses

114

resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. Outstanding contracts on purchased options contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

115

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $474,000,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $214,300,000 on total return swap contracts for the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on interest rate swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying

116

reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $5,276,359 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $14,484,538 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $12,459,776.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers

117

securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $1,400,540 and the fund received cash collateral of $1,481,111.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2011, the fund had a capital loss carryover of $220,537,675 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$140,792,818	$—	$140,792,818	September 30, 2017

79,744,857	—	79,744,857	September 30, 2018

118

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2012 $13,840,859 of losses recognized during the period from November 1, 2010 to September 30, 2011.

The aggregate identified cost on a tax basis is $1,437,782,400, resulting in gross unrealized appreciation and depreciation of $116,495,413 and $28,073,764, respectively, or net unrealized appreciation of $88,421,649.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

119

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,629 under the expense offset arrangements and by $37,051 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $953, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $79,568 and $880 from the sale of class A and class M shares, respectively, and received $33,783 and $2,274 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $45 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $791,167,966 and $860,199,615, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

120

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums received

Written options outstanding at the	USD	407,839,964	$18,712,494
beginning of the reporting period	CHF	14,050,000	$18,862

Options opened	USD	104,441,600	4,831,321
	CHF	—	—

Options exercised	USD	(45,186,258)	(1,286,515)
	CHF	—	—

Options expired	USD	—	—
	CHF	—	—

Options closed	USD	(215,224,330)	(11,014,056)
	CHF	(14,050,000)	(18,862)

Written options outstanding at the	USD	251,870,976	$11,243,244
end of the reporting period	CHF	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Six months ended 3/31/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	4,624,663	$50,659,771	12,656,859	$140,048,356

Shares issued in connection with
reinvestment of distributions	653,219	7,173,466	3,120,612	33,702,218

	5,277,882	57,833,237	15,777,471	173,750,574

Shares repurchased	(11,779,428)	(127,459,537)	(20,292,861)	(225,488,831)

Net decrease	(6,501,546)	$(69,626,300)	(4,515,390)	$(51,738,257)

	Six months ended 3/31/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	407,102	$4,466,704	1,114,460	$12,262,452

Shares issued in connection with
reinvestment of distributions	38,796	423,735	282,899	3,039,823

	445,898	4,890,439	1,397,359	15,302,275

Shares repurchased	(1,339,017)	(14,549,858)	(3,458,907)	(38,094,803)

Net decrease	(893,119)	$(9,659,419)	(2,061,548)	$(22,792,528)

	Six months ended 3/31/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	459,427	$4,927,111	1,847,500	$20,037,087

Shares issued in connection with
reinvestment of distributions	42,737	459,959	264,718	2,802,074

	502,164	5,387,070	2,112,218	22,839,161

Shares repurchased	(1,077,783)	(11,420,479)	(2,342,774)	(25,274,466)

Net decrease	(575,619)	$(6,033,409)	(230,556)	$(2,435,305)

121

	Six months ended 3/31/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	313,286	$3,360,006	207,031	$2,279,460

Shares issued in connection with
reinvestment of distributions	12,745	139,337	65,702	708,102

	326,031	3,499,343	272,733	2,987,562

Shares repurchased	(267,338)	(2,917,182)	(609,822)	(6,737,090)

Net increase (decrease)	58,693	$582,161	(337,089)	$(3,749,528)

	Six months ended 3/31/12		Year ended 9/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	181,359	$1,959,199	333,038	$3,629,499

Shares issued in connection with
reinvestment of distributions	7,581	82,686	35,151	377,200

	188,940	2,041,885	368,189	4,006,699

Shares repurchased	(198,236)	(2,197,797)	(277,429)	(3,037,767)

Net increase (decrease)	(9,296)	$(155,912)	90,760	$968,932

	Six months ended 3/31/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,576,617	$17,236,030	5,965,085	$65,875,452

Shares issued in connection with
reinvestment of distributions	159,418	1,751,184	662,614	7,161,981

	1,736,035	18,987,214	6,627,699	73,037,433

Shares repurchased	(3,094,986)	(33,450,493)	(5,492,896)	(59,504,179)

Net increase (decrease)	(1,358,951)	$(14,463,279)	1,134,803	$13,533,254

At the close of the reporting period, a shareholder of record owned 5.5% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$568,294	Payables	$2,270,656

Foreign exchange
contracts	Receivables	2,492,890	Payables	3,896,409

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
	appreciation/		appreciation/
Equity contracts	(depreciation)	14,305,955*	(depreciation)	7,874,398*

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
	appreciation/		appreciation/
Interest rate contracts	(depreciation)	29,353,781*	(depreciation)	32,587,420*

Total		$46,720,920		$46,628,883

122

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$5,835,984	$5,835,984

Foreign exchange
contracts	—	—	2,879,155	—	$2,879,155

Equity contracts	—	11,077,865	—	(1,777,923)	$9,299,942

Interest rate contracts	(3,155,965)	4,431,489	—	(31,126,148)	$(29,850,624)

Total	$(3,155,965)	$15,509,354	$2,879,155	$(27,068,087)	$(11,835,543)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$2,420,935	$2,420,935

Foreign exchange
contracts	—	—	—	(4,516,225)	—	$(4,516,225)

Equity contracts	—	334	14,785,421	—	7,204,179	$21,989,934

Interest rate contracts	(2,987,973)	—	(4,422,964)	—	33,809,347	$26,398,410

Total	$(2,987,973)	$334	$10,362,457	$(4,516,225)	$43,434,461	$46,293,054

† For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $91,817 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $276,976,039 and $277,660,573, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve

123

fluctuations, not present with domestic investments. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $120,127 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $2,987 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

124

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	John A. Hill	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Elizabeth T. Kennan	BSA Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Robert T. Burns
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Investment Sub-Advisor	President	Judith Cohen
The Putnam Advisory		Vice President, Clerk and
Company, LLC	Jonathan S. Horwitz	Assistant Treasurer
One Post Office Square	Executive Vice President,
Boston, MA 02109	Principal Executive	Michael Higgins
	Officer, Treasurer and	Vice President, Senior Associate
Marketing Services	Compliance Liaison	Treasurer and Assistant Clerk
Putnam Retail Management
One Post Office Square	Steven D. Krichmar	Nancy E. Florek
Boston, MA 02109	Vice President and	Vice President, Assistant Clerk,
	Principal Financial Officer	Assistant Treasurer and
Custodian		Proxy Manager
State Street Bank	Janet C. Smith
and Trust Company	Vice President, Assistant	Susan G. Malloy
	Treasurer and Principal	Vice President and
Legal Counsel	Accounting Officer	Assistant Treasurer
Ropes & Gray LLP
Robert R. Leveille
Trustees	Vice President and
Jameson A. Baxter, Chair	Chief Compliance Officer
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

SA059
273821 5/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — March 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PACAX

Putnam Dynamic Asset Allocation Conservative Fund*

Semiannual report
3 | 31 | 12

A world of investing.™

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS
invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Conservative Fund

Semiannual report
3 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among permitted asset categories may hurt performance. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of stocks and bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

After a quarter century of trending lower, U.S. Treasury rates have shown some upward movement on signs of an improving economy during the past few months. Greece’s successful debt restructuring and some better-than-expected economic data in the United States have helped to coax investors off the sidelines and back into the markets. While we believe the historic bull market in government debt is likely near its close, fixed-income markets today continue to offer myriad investing opportunities.

Investing in fixed-income markets, however, requires particular expertise and the capacity for deep security-level research. We believe Putnam’s veteran fixed-income team is well suited to that task, and offers a long-term track record of uncovering attractive opportunities across all sectors of the bond markets.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Dynamic Asset Allocation Conservative Fund

# A multi-asset approach to help investors preserve wealth

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund's target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The mix of holdings is rebalanced regularly as the fund managers take profits on investments that have outperformed and invest the proceeds in areas they believe offer greater future potential. The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

## Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The six portfolio managers of Putnam's Global Asset Allocation Group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process for analyzing asset classes and individual securities, and they have flexibility to adjust the portfolio as market conditions change.

Featured from left to right:

**James A. Fetch**
*(industry since 1994)*

**Robert J. Kea, CFA**
*(industry since 1988)*

**Jeffrey L. Knight, CFA**
*(industry since 1987)*

**Joshua B. Kutin, CFA**
*(industry since 1998)*

**Robert J. Schoen**
*(industry since 1990)*

**Jason R. Vaillancourt, CFA**
*(industry since 1993)*

Combining insights gained from proprietary research with expertise in the tools and concepts of diversification, Putnam's asset allocation specialists create investment strategies for the fund. These strategies integrate the global perspective of experienced portfolio managers, flexible weightings of asset classes in accordance with their perceived attractiveness, and individual security analysis to add value within each asset class.

The managers also execute dynamic strategies, adjusting the portfolio based on market conditions, opportunities, and risks. This active component of the fund can contribute to better risk-adjusted returns over time.

2

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Barclays Capital U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

Jeff, how would you describe the market rally we saw in the first six months of the fund’s fiscal year?

We believe the gains reflected a recovery from the fear that gripped investors during the middle of 2011. This past year, three large macroeconomic risks restrained the stock market and drove investors toward the safety of U.S. Treasuries. There was anxiety about a double-dip recession in the United States, a credit market crisis in Europe, and the possibility of a hard economic landing in China, where authorities sought to restrain growth and inflationary pressures.

Each of these fears began to recede late in 2011. As investors recognized that the macro risks were no longer so acute, they bid up stock prices to reflect the impressive earnings results that corporations have delivered. In the United States, the economy has performed above expectations, providing a supportive environment for profits, and the labor market has improved.

How did the bond market perform?

The bond market was more uneven, with credit sectors, including high-yield bonds, logging big gains, while more interest-rate-sensitive sectors, like government bonds, had more muted returns. Near the end of the period, Treasuries lost ground and spreads tightened in credit sectors. This movement was a reversal of the flight to quality that dominated fixed-income markets during much

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

5

of 2011. We believe that this recovery reflects fundamentals. At current price and yield levels, plain-vanilla government bonds do not offer attractive return potential, in our view, and they are vulnerable to a jump in interest rates.

How would you evaluate overall fund results?

We saw impressive results in terms of both absolute and relative returns. Before sales charges, class A shares returned 9.64%. This was a better result than the fund’s primary benchmark, the Barclays Capital U.S. Aggregate Bond Index, which posted a 1.43% gain. It was also better than the 8.58% return of the fund’s secondary benchmark, which reflects the fund’s strategic asset allocation.

It’s part of the fund’s asset allocation philosophy to invest across a number of diverse asset classes, and within these asset classes we have different kinds of active strategies seeking to augment returns or offset risks. We engage in multiple strategies because of the recognition that some will work and some will struggle, but we never depend on just one or two. The goal is to have several strategies adding to returns, and that was the case in this period.

What were the highlights of your flexible allocations in the period?

For much of the period, we had a significant overweight to high-yield bonds, which offered attractive yield and total return potential, in our view. We held smaller overweight positions to U.S. small-cap stocks, both growth and value. In the early months, we had a small underweight to large-cap stocks, but in January our research indicated that risk assets offered attractive performance potential relative to expected volatility, and we increased exposure to large-cap stocks.

The high-yield and equity strategies contributed significantly to outperformance versus both benchmarks. We establish high-yield and stock exposures with direct security investments as well as with derivatives. For example, with high-yield bonds we can own credit default swaps to hedge credit risk and

Strategy allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6

market risk or to gain exposures to certain securities or groups of securities. For equity exposure, we can use futures contracts to manage exposure to market risk or to equitize cash holdings, and we can use options to enhance returns on securities in the portfolio.

Where did you see disappointments?

In equities, our thematic strategy underperformed. This selection strategy is often a great source of non-correlated results, but when markets rise as steadily as they did over the past six months, low correlation is less helpful.

How would you summarize your fixed-income positioning?

As our high-yield overweight indicates, we favored taking credit risk. Unlike some pundits who anticipated a recession developing in late 2011, we had confidence that the U.S. economic recovery would continue in the period, and it did. This helped corporate and mortgage-backed securities that the fund owned.

We also saw a big improvement in conditions for non-agency residential mortgage-backed securities [RMBS]. During 2011, investors were generally unwilling to hold these securities as risk aversion increased during Europe’s sovereign debt crisis. These securities benefited from an easing of macro risks in January and February 2012. Also at that time, the Federal Reserve [Fed] successfully managed sales of its RMBS portfolio in an auction process that found strong demand.

We generally avoided the interest-rate risk of plain-vanilla government bonds, such as Treasuries. With yield levels so low, even a small uptick in interest rates could lead to losses. We can manage interest-rate exposure and other fixed-income risks with a variety of derivatives. We can use options to hedge

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/12. Short-term holdings are excluded. Holdings will vary over time.

7

duration and convexity, to hedge or isolate prepayment risk, or to gain exposure to interest rates. Futures contracts can also be used to hedge prepayment or interest-rate risks, or to gain rate exposures.

Did foreign currency volatility have an impact on fund results?

Foreign currency exposures overall subtracted just a fraction from results. The fund had a variety of hedging positions to reduce foreign currency exposure risk or to gain exposure to particular currencies, and these helped to offset most of the adverse effects of the dollar’s strengthening.

Europe was a source of global instability in 2011. What are the major global risks today?

The world is still in the middle of a long deleveraging process from the debt that built up prior to the recession. Fortunately, Europe made moves in a positive direction in recent months, and this has given markets and investors relief. European authorities engineered an orderly debt restructuring for Greece, which included a formal default, as defined by rating agencies. The benefit of the restructuring was to resolve uncertainty and give investors an indication that the deleveraging process that other countries are facing can be managed in an orderly way.

Second, the European Central Bank [ECB] successfully implemented its Long-Term Refinancing Operation [LTRO]. The ECB addressed the short-term funding crisis afflicting the European banking sector. This support staved off the threat that banks might begin selling their holdings of European government bonds, which would further increase borrowing costs for indebted countries like Spain and Italy. The LTRO lending is for three years, providing a window of opportunity to address structural problems on European sovereign balance sheets without the banking system seizing up.

Do you think the recent positive trends are likely to persist?

Markets have come a long way in a brief period. It would not be unusual for investors to reconsider their risk exposures at this point. Markets could still move higher, but it

This chart shows how the fund’s top strategy weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8

would likely be at a less robust pace. Overall, the three major macro risks — the pace of economic growth in the United States and China, and the restructuring of European sovereign balance sheets — have diminished, though they still require close monitoring.

Have your strategies changed for the months ahead?

While the fund maintains its broad asset diversification, we believe the asset classes that delivered strong results so far this year continue to offer the most attractive relative value opportunities. High-yield securities benefit from yield spreads that are higher today than they were a year ago, even though the economy is stronger and default risks have eased. In our view, credit sectors offer attractive return potential for investors who take a degree of credit risk and liquidity risk. Stocks also continue to look attractive, we believe.

Jeff, thanks for discussing the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James A. Fetch; Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

Thirteen years after the 17-member eurozone adopted a single currency, Greece became the first member country to officially default. All three major ratings agencies — Standard & Poor’s, Moody’s Investors Service, and Fitch Ratings — have declared Greece to be in default on its sovereign debt. The majority of private holders of Greek bonds have agreed to exchange their existing bonds for new, longer-dated ones with lower interest rates and substantially lower face values. In addition to the country’s debt restructuring, sellers of credit-default swaps — a form of private insurance against default — have agreed to pay approximately $2.5 billion to settle their contracts. Both the debt restructuring and the credit-default swap settlement were completed without triggering a wave of deleveraging or a liquidity crisis within the European banking sector, thus avoiding the long-feared worst-case scenario for investors. Nonetheless, Europe’s structural imbalances likely will remain with us for some time.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(1/21/03)	(7/14/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	5.84%	5.50%	5.06%	5.06%	5.04%	5.04%	5.31%	5.10%	5.69%	6.12%

10 years	60.20	51.00	48.75	48.75	48.59	48.59	52.18	46.91	59.28	64.85
Annual average	4.83	4.21	4.05	4.05	4.04	4.04	4.29	3.92	4.76	5.13

5 years	18.63	11.80	14.74	12.78	14.45	14.45	15.96	11.93	18.32	20.78
Annual average	3.48	2.26	2.79	2.43	2.74	2.74	3.01	2.28	3.42	3.85

3 years	53.48	44.65	50.33	47.33	50.16	50.16	51.12	45.90	53.03	54.92
Annual average	15.35	13.09	14.56	13.79	14.51	14.51	14.76	13.42	15.24	15.71

1 year	4.17	–1.80	3.52	–1.48	3.44	2.43	3.68	0.02	4.03	4.54

6 months	9.64	3.32	9.29	4.29	9.21	8.21	9.33	5.48	9.51	9.75

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10

Comparative index returns For periods ended 3/31/12

			Lipper Mixed-Asset
	Barclays Capital U.S.	Putnam Conservative	Target Allocation
	Aggregate Bond Index	Blended Benchmark	Conservative Funds*

Annual average
(life of fund)	6.22%	—†	5.39%

10 years	75.72	79.88%	57.43
Annual average	5.80	6.05	4.59

5 years	35.39	29.41	19.70
Annual average	6.25	5.29	3.61

3 years	21.94	43.30	45.20
Annual average	6.83	12.74	13.17

1 year	7.71	7.26	4.36

6 months	1.43	8.58	8.89

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/12, there were 451, 440, 397, 325, 102, and 13 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.078		$0.043	$0.044	$0.055		$0.066	$0.090

Capital gains	—		—	—	—		—	—

Total	$0.078		$0.043	$0.044	$0.055		$0.066	$0.090

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/11	$8.83	$9.37	$8.77	$8.75	$8.76	$9.08	$9.03	$8.86

3/31/12	9.60	10.19	9.54	9.51	9.52	9.87	9.82	9.63

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/11	1.08%	1.83%	1.83%	1.58%	1.33%	0.83%

Annualized expense ratio for the six-month period
ended 3/31/12	1.06%	1.81%	1.81%	1.56%	1.31%	0.81%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2011, to March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.56	$9.47	$9.47	$8.16	$6.86	$4.25

Ending value (after expenses)	$1,096.40	$1,092.90	$1,092.10	$1,093.30	$1,095.10	$1,097.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2012, use the following calculation method. To find the value of your investment on October 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.35	$9.12	$9.12	$7.87	$6.61	$4.09

Ending value (after expenses)	$1,019.70	$1,015.95	$1,015.95	$1,017.20	$1,018.45	$1,020.95

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee.

They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest.

14

It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Barclays Capital U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2012, Putnam employees had approximately $353,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

The fund’s portfolio 3/31/12 (Unaudited)

COMMON STOCKS (35.6%)*	Shares	Value

Basic materials (2.2%)
Agrium, Inc. (Canada)	201	$17,360

Albemarle Corp.	4,600	294,032

American Vanguard Corp.	2,800	60,732

Andersons, Inc. (The)	126	6,135

Archer Daniels-Midland Co.	682	21,592

Arkema (France)	171	15,935

Assa Abloy AB Class B (Sweden)	13,237	415,770

BASF SE (Germany)	5,431	475,090

Bemis Co., Inc.	6,100	196,969

BHP Billiton PLC (United Kingdom)	9,090	277,340

BHP Billiton, Ltd. (Australia)	13,134	470,864

Black Earth Farming, Ltd. SDR (Sweden) †	2,463	4,840

Cambrex Corp. †	5,567	38,913

CF Industries Holdings, Inc.	3,036	554,525

Chicago Bridge & Iron Co., NV (Netherlands)	6,200	267,778

Cliffs Natural Resources, Inc.	6,800	470,968

Cresud S.A.C.I.F. y A. ADR (Argentina)	503	6,197

Cytec Industries, Inc.	2,800	170,212

Domtar Corp. (Canada)	2,294	218,802

Fletcher Building, Ltd. (New Zealand)	24,482	135,109

Fortune Brands Home & Security, Inc. †	10,600	233,942

Givaudan SA (Switzerland)	122	117,581

Golden Agri-Resources, Ltd. (Singapore)	25,000	15,612

GrainCorp, Ltd. (Australia)	1,402	13,143

Horsehead Holding Corp. †	3,199	36,437

Incitec Pivot, Ltd. (Australia)	4,025	13,133

Innophos Holdings, Inc.	2,097	105,102

Innospec, Inc. †	1,816	55,170

Intrepid Potash, Inc. †	320	7,786

K&S AG (Germany)	1,130	59,115

KapStone Paper and Packaging Corp. †	4,879	96,116

Koninklijke DSM NV (Netherlands)	4,904	283,758

Koppers Holdings, Inc.	1,720	66,323

KWS Saat AG (Germany)	26	5,860

L.B. Foster Co. Class A	633	18,047

Landec Corp. †	5,712	37,299

Linde AG (Germany)	1,812	325,162

LyondellBasell Industries NV Class A (Netherlands)	14,958	652,917

Minerals Technologies, Inc.	697	45,591

Monsanto Co.	18,921	1,509,139

Mosaic Co. (The)	235	12,993

NewMarket Corp.	172	32,233

Nitto Denko Corp. (Japan)	11,900	479,479

NN, Inc. †	4,497	36,696

Nufarm, Ltd. (Australia) †	2,007	9,979

17

COMMON STOCKS (35.6%)* cont.	Shares	Value

Basic materials cont.
OM Group, Inc. †	1,285	$35,350

PolyOne Corp.	5,058	72,835

Potash Corp. of Saskatchewan, Inc. (Canada)	687	31,389

PPG Industries, Inc.	6,600	632,280

PT Astra Agro Lestari Tbk (Indonesia)	3,000	7,661

Rio Tinto PLC (United Kingdom)	8,788	484,384

Rio Tinto, Ltd. (Australia)	4,657	315,486

Sealed Air Corp.	11,000	212,410

SLC Agricola SA (Brazil)	508	5,424

Sociedad Quimica y Minera de Chile SA ADR (Chile)	463	27,164

Steel Dynamics, Inc.	12,100	175,934

Syngenta AG (Switzerland)	1,168	403,825

TPC Group, Inc. †	975	43,105

Valspar Corp.	5,000	241,450

Vilmorin & Cie (France)	59	6,378

Viterra, Inc. (Canada)	1,128	17,992

voestalpine AG (Austria)	8,091	272,094

W.R. Grace & Co. †	2,670	154,326

Westlake Chemical Corp.	1,500	97,185

Wilmar International, Ltd. (Singapore)	4,000	15,592

Yara International ASA (Norway)	389	18,553

		11,658,593
Capital goods (2.2%)
ABB, Ltd. (Switzerland)	15,034	308,441

AGCO Corp. †	6,313	298,037

Aisin Seiki Co., Ltd. (Japan)	7,900	277,364

American Axle & Manufacturing Holdings, Inc. †	2,277	26,664

Applied Industrial Technologies, Inc.	2,950	121,334

AZZ, Inc.	909	46,941

Cascade Corp.	1,488	74,579

Chart Industries, Inc. †	1,488	109,115

Chase Corp.	1,807	28,460

CNH Global NV (Netherlands) †	422	16,753

Cummins, Inc.	8,600	1,032,344

Deere & Co.	329	26,616

Dover Corp.	9,276	583,831

DXP Enterprises, Inc. †	1,659	72,150

Emerson Electric Co.	30,017	1,566,287

European Aeronautic Defense and Space Co. NV (France)	10,928	447,515

Exelis, Inc.	13,400	167,768

Fluor Corp.	9,045	543,062

Franklin Electric Co., Inc.	1,179	57,854

Fuji Electric Co., Ltd. (Japan)	85,000	223,873

Generac Holdings, Inc. †	1,455	35,720

Great Lakes Dredge & Dock Corp.	13,948	100,705

Greenbrier Companies, Inc. †	4,415	87,373

Hitachi, Ltd. (Japan)	97,000	622,291

IHI Corp. (Japan)	46,000	116,153

18

COMMON STOCKS (35.6%)* cont.	Shares	Value

Capital goods cont.
ITT Corp.	6,700	$153,698

Kadant, Inc. †	2,028	48,307

Lindsay Corp.	217	14,381

Lockheed Martin Corp.	11,603	1,042,646

LSB Industries, Inc. †	3,494	135,986

McDermott International, Inc. †	15,000	192,150

Mitsubishi Electric Corp. (Japan)	59,000	521,783

NACCO Industries, Inc. Class A	542	63,073

Newport Corp. †	1,245	22,061

Raytheon Co.	16,431	867,228

Schindler Holding AG (Switzerland)	1,618	194,655

SembCorp Industries, Ltd. (Singapore)	69,000	289,821

Singapore Technologies Engineering, Ltd. (Singapore)	28,000	72,392

Societe BIC SA (France)	2,393	240,132

Standard Motor Products, Inc.	1,703	30,211

Standex International Corp.	896	36,906

Staples, Inc.	30,400	491,872

Tetra Tech, Inc. †	1,151	30,340

Textron, Inc.	15,400	428,582

TriMas Corp. †	4,766	106,711

Valmont Industries, Inc.	929	109,074

		12,083,239
Communication services (1.6%)
Allot Communications, Ltd. (Israel) †	2,243	52,150

Aruba Networks, Inc. †	2,193	48,860

AT&T, Inc.	32,591	1,017,817

BroadSoft, Inc. †	751	28,726

BT Group PLC (United Kingdom)	178,760	647,338

Cincinnati Bell, Inc. †	16,951	68,143

Comcast Corp. Class A	69,200	2,076,692

Deutsche Telekom AG (Germany)	14,119	169,983

EchoStar Corp. Class A †	8,036	226,133

France Telecom SA (France)	17,976	266,238

HSN, Inc.	1,246	47,385

IAC/InterActiveCorp.	7,300	358,357

InterDigital, Inc.	428	14,920

Kabel Deutschland Holding AG (Germany) †	2,904	179,362

Loral Space & Communications, Inc. †	876	69,730

MetroPCS Communications, Inc. †	9,800	88,396

NeuStar, Inc. Class A †	1,839	68,503

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	7,800	353,860

Premiere Global Services, Inc. †	2,988	27,012

Tele2 AB Class B (Sweden)	8,348	170,347

Telefonica SA (Spain)	16,055	263,053

USA Mobility, Inc.	2,575	35,870

Verizon Communications, Inc.	58,332	2,230,032

Vodafone Group PLC (United Kingdom)	116,456	320,759

		8,829,666

19

COMMON STOCKS (35.6%)* cont.	Shares	Value

Conglomerates (0.8%)
AMETEK, Inc.	8,900	$431,739

Danaher Corp.	23,200	1,299,200

General Electric Co.	62,715	1,258,690

Marubeni Corp. (Japan)	11,000	79,340

Siemens AG (Germany)	2,309	232,780

Tyco International, Ltd.	20,500	1,151,690

		4,453,439
Consumer cyclicals (4.1%)
Advance Auto Parts, Inc.	3,500	309,995

Aeon Co., Ltd. (Japan)	13,800	181,399

Alliance Data Systems Corp. †	3,860	486,206

Ameristar Casinos, Inc.	3,063	57,064

Ascena Retail Group, Inc. †	1,854	82,169

Bed Bath & Beyond, Inc. †	9,800	644,546

Belo Corp. Class A	15,302	109,715

Best Buy Co., Inc.	13,900	329,152

Big Lots, Inc. †	2,374	102,129

Brunswick Corp.	2,156	55,517

Buckle, Inc. (The)	2,336	111,894

Bunzl PLC (United Kingdom)	11,881	190,797

Cabela’s, Inc. †	3,188	121,622

Cato Corp. (The) Class A	851	23,522

CBS Corp. Class B	25,000	847,750

Christian Dior SA (France)	677	103,880

Coach, Inc.	10,682	825,505

Compass Group PLC (United Kingdom)	11,751	123,206

Conn’s, Inc. †	3,892	59,742

Constant Contact, Inc. †	2,268	67,564

Daimler AG (Germany)	4,363	263,074

Dana Holding Corp.	2,862	44,361

Deluxe Corp.	2,864	67,075

Dillards, Inc. Class A	5,190	327,074

Dolby Laboratories, Inc. Class A †	4,300	163,658

DSW, Inc. Class A	942	51,593

Dun & Bradstreet Corp. (The)	3,100	262,663

Elders, Ltd. (Australia) †	12,016	2,863

Expedia, Inc.	5,400	180,576

Express, Inc. †	3,433	85,756

Finish Line, Inc. (The) Class A	4,752	100,837

Foot Locker, Inc.	17,400	540,270

G-III Apparel Group, Ltd. †	2,723	77,388

GameStop Corp. Class A S	8,400	183,456

Gannett Co., Inc.	13,500	206,955

General Motors Co. †	28,200	723,330

Genesco, Inc. †	958	68,641

Global Cash Access Holdings, Inc. †	11,503	89,723

Global Payments, Inc.	6,900	327,543

20

COMMON STOCKS (35.6%)* cont.	Shares	Value

Consumer cyclicals cont.
GNC Holdings, Inc. Class A	2,032	$70,896

Helen of Troy, Ltd. (Bermuda) †	1,038	35,302

Hino Motors, Ltd. (Japan)	43,000	310,668

Home Depot, Inc. (The)	41,900	2,107,989

Indofood Agri Resources, Ltd. (Singapore) †	4,000	4,948

Industria de Diseno Textil (Inditex) SA (Spain)	3,163	302,972

Isuzu Motors, Ltd. (Japan)	38,000	222,665

Kingfisher PLC (United Kingdom)	45,032	220,912

Knology, Inc. †	3,018	54,928

La-Z-Boy, Inc. †	5,228	78,211

Leapfrog Enterprises, Inc. †	15,470	129,329

Lear Corp.	5,300	246,397

LIN TV Corp. Class A †	8,105	32,825

Macy’s, Inc.	16,500	655,545

Marriott International, Inc. Class A	11,400	431,490

McGraw-Hill Cos., Inc. (The)	12,100	586,487

Men’s Wearhouse, Inc. (The)	1,832	71,027

Navistar International Corp. †	4,712	190,600

News Corp. Class A	45,541	896,702

Next PLC (United Kingdom)	7,566	360,997

Nu Skin Enterprises, Inc. Class A	1,334	77,252

O’Reilly Automotive, Inc. †	5,400	493,290

OPAP SA (Greece)	10,296	99,830

Orbitz Worldwide, Inc. †	7,408	22,594

Perry Ellis International, Inc. †	3,206	59,856

PetSmart, Inc.	5,600	320,432

Pier 1 Imports, Inc. †	2,743	49,868

PVH Corp.	535	47,792

R. R. Donnelley & Sons Co. S	12,700	157,353

Randstad Holding NV (Netherlands)	1,522	57,426

Rent-A-Center, Inc.	2,221	83,843

Select Comfort Corp. †	2,014	65,233

Shuffle Master, Inc. †	1,982	34,883

Sinclair Broadcast Group, Inc. Class A	8,009	88,580

Sonic Automotive, Inc. Class A	10,805	193,518

Sony Corp. (Japan)	21,400	440,565

Spectrum Brands Holdings, Inc. †	2,366	82,715

Standard Parking Corp. †	1,871	38,356

Suzuki Motor Corp. (Japan)	15,600	372,613

Swire Pacific, Ltd. Class A (Hong Kong)	40,500	453,996

SYKES Enterprises, Inc. †	2,054	32,453

Thor Industries, Inc.	1,519	47,940

TNS, Inc. †	5,232	113,691

Towers Watson & Co. Class A	3,600	237,852

Town Sports International Holdings, Inc. †	3,699	46,718

Trump Entertainment Resorts, Inc.	115	115

21

COMMON STOCKS (35.6%)* cont.	Shares	Value

Consumer cyclicals cont.
URS Corp. †	5,000	$212,600

ValueClick, Inc. †	1,000	19,740

Vertis Holdings, Inc. F	278	3

Viacom, Inc. Class B	19,458	923,477

VistaPrint NV †	6,700	258,955

Volkswagen AG (Preference) (Germany)	1,818	319,692

VOXX International Corp. †	6,019	81,618

Wal-Mart Stores, Inc.	5,047	308,876

Warnaco Group, Inc. (The) †	892	52,093

Whirlpool Corp.	1,438	110,525

Wyndham Worldwide Corp.	7,400	344,174

Wynn Resorts, Ltd.	3,500	437,080

Zale Corp. †	5,582	17,248

		22,415,945
Consumer staples (3.5%)
AFC Enterprises †	8,249	139,903

Avis Budget Group, Inc. †	8,464	119,766

Beacon Roofing Supply, Inc. †	2,312	59,557

BRF - Brasil Foods SA ADR (Brazil)	695	13,907

Brinker International, Inc.	6,552	180,508

Bunge, Ltd.	264	18,068

Campbell Soup Co.	11,900	402,815

Career Education Corp. †	2,179	17,563

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	22,000	1,417

Chiquita Brands International, Inc. †	191	1,679

Church & Dwight Co., Inc.	2,700	132,813

Coca-Cola Co. (The)	8,600	636,486

ConAgra Foods, Inc.	23,200	609,232

Corinthian Colleges, Inc. †	8,792	36,399

Corn Products International, Inc.	282	16,257

Corrections Corporation of America †	7,300	199,363

Costco Wholesale Corp.	16,600	1,507,280

CVS Caremark Corp.	44,200	1,980,160

Diageo PLC (United Kingdom)	16,569	398,195

DineEquity, Inc. †	511	25,346

Distribuidora Internacional de Alimentacion SA (Spain) †	25,389	125,862

Dollar Thrifty Automotive Group †	432	34,953

Dr. Pepper Snapple Group, Inc.	13,700	550,877

Glanbia PLC (Ireland)	749	5,554

Heineken Holding NV (Netherlands)	4,500	210,658

Herbalife, Ltd.	7,700	529,914

IOI Corp. Bhd (Malaysia)	7,000	12,202

Japan Tobacco, Inc. (Japan)	80	450,405

Kao Corp. (Japan)	9,400	246,669

Kerry Group PLC Class A (Ireland)	4,650	215,199

Koninklijke Ahold NV (Netherlands)	25,674	355,768

Kroger Co. (The)	29,600	717,208

22

COMMON STOCKS (35.6%)* cont.	Shares	Value

Consumer staples cont.
Kuala Lumpur Kepong Bhd (Malaysia)	1,700	$13,651

Lincoln Educational Services Corp.	1,300	10,283

Lorillard, Inc.	6,400	828,672

Maple Leaf Foods, Inc. (Canada)	531	6,330

McDonald’s Corp.	3,089	303,031

Molson Coors Brewing Co. Class B	10,000	452,500

Nestle SA (Switzerland)	13,174	828,939

Olam International, Ltd. (Singapore)	3,000	5,632

PepsiCo, Inc.	4,280	283,978

Philip Morris International, Inc.	33,095	2,932,548

Procter & Gamble Co. (The)	15,617	1,049,619

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Indonesia)	24,500	7,703

Red Robin Gourmet Burgers, Inc. †	1,065	39,607

Robert Half International, Inc.	9,300	281,790

Sally Beauty Holdings, Inc. †	2,949	73,135

Smithfield Foods, Inc. †	336	7,402

Spartan Stores, Inc.	1,802	32,652

Tate & Lyle PLC (United Kingdom)	32,595	367,557

Tesco PLC (United Kingdom)	13,358	70,508

Toyota Tsusho Corp. (Japan)	15,700	319,615

Tyson Foods, Inc. Class A	513	9,824

Unilever PLC (United Kingdom)	2,191	72,333

USANA Health Sciences, Inc. †	833	31,096

Woolworths, Ltd. (Australia)	10,877	292,715

Yamazaki Baking Co., Inc. (Japan)	28,000	401,208

		18,674,311
Energy (3.5%)
Basic Energy Services, Inc. †	4,090	70,962

BP PLC (United Kingdom)	43,847	324,402

Chevron Corp.	30,517	3,272,643

Clayton Williams Energy, Inc. †	613	48,697

Compagnie Generale de Geophysique-Veritas (France) †	13,226	391,421

Compton Petroleum Corp. (Canada) †	4,859	19,285

ConocoPhillips	6,769	514,512

Contango Oil & Gas Co. †	726	42,769

CVR Energy, Inc. †	2,729	73,001

Deepocean Group (Shell) (acquired 6/9/11,
cost $83,651) (Norway) ‡	5,759	97,903

Diamond Offshore Drilling, Inc.	3,600	240,300

Energy Partners, Ltd. †	3,067	50,943

ENI SpA (Italy)	18,689	438,440

Exxon Mobil Corp.	37,278	3,233,121

Helix Energy Solutions Group, Inc. †	5,787	103,009

Helmerich & Payne, Inc.	4,600	248,170

HollyFrontier Corp.	8,900	286,135

Key Energy Services, Inc. †	5,808	89,734

Marathon Oil Corp.	21,700	687,890

23

COMMON STOCKS (35.6%)* cont.	Shares	Value

Energy cont.
Marathon Petroleum Corp.	12,350	$535,496

Murphy Oil Corp.	7,200	405,144

National Oilwell Varco, Inc.	11,900	945,693

Newpark Resources, Inc. †	5,598	45,848

Occidental Petroleum Corp.	12,145	1,156,568

Oceaneering International, Inc.	9,800	528,122

Peabody Energy Corp.	10,900	315,664

Petrofac, Ltd. (United Kingdom)	18,388	511,762

Repsol YPF SA (Spain)	7,232	181,428

REX American Resources Corp. †	1,313	40,309

Rosetta Resources, Inc. †	663	32,328

Royal Dutch Shell PLC Class A (United Kingdom)	14,445	504,493

Royal Dutch Shell PLC Class B (United Kingdom)	13,744	483,528

Schlumberger, Ltd.	4,200	293,706

Stallion Oilfield Holdings, Ltd.	720	28,080

Statoil ASA (Norway)	16,568	449,785

Stone Energy Corp. †	5,207	148,868

Superior Energy Services †	8,200	216,152

Swift Energy Co. †	2,624	76,175

Tesoro Corp. †	8,000	214,720

Total SA (France)	8,017	408,872

Unit Corp. †	995	42,546

Vaalco Energy, Inc. †	10,500	99,225

Valero Energy Corp.	30,400	783,408

W&T Offshore, Inc.	2,479	52,257

Western Refining, Inc.	2,298	43,248

WPX Energy, Inc.	11,700	210,717

		18,987,479
Financials (5.7%)
3i Group PLC (United Kingdom)	28,436	97,335

Agree Realty Corp. R	1,649	37,234

AIA Group, Ltd. (Hong Kong)	59,200	216,886

Allianz SE (Germany)	1,532	182,808

Allied World Assurance Co. Holdings AG	4,068	279,350

American Capital Agency Corp. R	753	22,244

American Equity Investment Life Holding Co.	5,581	71,269

American Financial Group, Inc.	6,123	236,225

American Safety Insurance Holdings, Ltd. †	2,838	53,496

Amtrust Financial Services, Inc.	989	26,584

Aon PLC (United Kingdom)	17,600	863,456

Apollo Commercial Real Estate Finance, Inc. R	3,093	48,405

Arch Capital Group, Ltd. †	9,068	337,692

Arlington Asset Investment Corp. Class A	1,193	26,485

Ashford Hospitality Trust, Inc. R	6,576	59,250

Assurant, Inc.	6,900	279,450

Assured Guaranty, Ltd. (Bermuda)	17,704	292,470

Australia & New Zealand Banking Group, Ltd. (Australia)	20,754	500,044

24

COMMON STOCKS (35.6%)* cont.	Shares	Value

Financials cont.
AvalonBay Communities, Inc. R	3,800	$537,130

AXA SA (France)	20,653	342,383

Banco Latinoamericano de Exportaciones SA Class E (Panama)	4,031	85,094

Banco Santander Central Hispano SA (Spain)	25,015	192,502

Bank of America Corp.	12,761	122,123

Bank of the Ozarks, Inc.	1,343	41,982

Barclays PLC (United Kingdom)	131,899	496,313

Berkshire Hathaway, Inc. Class B †	7,900	641,085

BNP Paribas SA (France)	8,421	399,546

Cardinal Financial Corp.	3,452	39,008

Cardtronics, Inc. †	1,933	50,741

CBL & Associates Properties, Inc. R	4,476	84,686

CBOE Holdings, Inc.	11,100	315,462

Chimera Investment Corp. R	55,200	156,216

CIT Group, Inc. †	5,100	210,324

Citigroup, Inc.	6,984	255,265

Citizens & Northern Corp.	2,191	43,820

City National Corp.	1,300	68,211

CNO Financial Group, Inc. †	7,596	59,097

Commonwealth Bank of Australia (Australia)	7,653	397,161

Deutsche Bank AG (Germany)	7,314	363,898

Dexus Property Group (Australia)	224,089	201,947

Dynex Capital, Inc. R	4,152	39,652

E*Trade Financial Corp. †	6,715	73,529

East West Bancorp, Inc.	5,978	138,032

Eaton Vance Corp.	14,300	408,694

Equity Residential Trust R	11,100	695,082

Everest Re Group, Ltd.	3,200	296,064

Extra Space Storage, Inc. R	1,365	39,298

Fidelity National Financial, Inc. Class A	16,000	288,480

Financial Institutions, Inc.	2,267	36,657

First Financial Bancorp	1,782	30,829

First Industrial Realty Trust † R	3,056	37,742

Flushing Financial Corp.	3,914	52,682

FXCM, Inc. Class A	2,706	35,151

Glimcher Realty Trust R	4,087	41,769

Hachijuni Bank, Ltd. (The) (Japan)	33,000	194,563

Hang Lung Group, Ltd. (Hong Kong)	31,000	200,598

Hanmi Financial Corp. †	4,553	46,076

Hartford Financial Services Group, Inc. (The)	26,400	556,512

Heartland Financial USA, Inc.	1,523	26,409

HFF, Inc. Class A †	6,973	114,845

Home Bancshares, Inc.	1,665	44,306

HSBC Holdings PLC (London Exchange) (United Kingdom)	67,002	594,578

Insurance Australia Group, Ltd. (Australia)	78,664	277,046

Interactive Brokers Group, Inc. Class A	4,921	83,657

25

COMMON STOCKS (35.6%)* cont.	Shares	Value

Financials cont.
Invesco Mortgage Capital, Inc. R	1,768	$31,205

Investment AB Kinnevik Class B (Sweden)	14,229	331,002

Israel Corp., Ltd. (The) (Israel)	459	308,995

Jefferies Group, Inc.	21,900	412,596

Jones Lang LaSalle, Inc.	1,820	151,624

JPMorgan Chase & Co.	68,482	3,148,802

Lexington Realty Trust R	21,301	191,496

Lloyds Banking Group PLC (United Kingdom) †	362,223	194,699

LTC Properties, Inc. R	2,438	78,016

Maiden Holdings, Ltd. (Bermuda)	3,784	34,056

MainSource Financial Group, Inc.	3,390	40,850

MarketAxess Holdings, Inc.	407	15,177

MFA Financial, Inc. R	5,617	41,959

Mission West Properties R	3,198	31,532

Mitsubishi UFJ Financial Group, Inc. (Japan)	53,200	264,811

Morgan Stanley	69,300	1,361,052

Nasdaq OMX Group, Inc. (The) †	14,900	385,910

National Australia Bank, Ltd. (Australia)	7,758	197,689

National Financial Partners Corp. †	1,841	27,873

National Health Investors, Inc. R	2,621	127,852

Nelnet, Inc. Class A	2,043	52,934

Newcastle Investment Corp. R	8,471	53,198

Northern Trust Corp.	14,800	702,260

Ocwen Financial Corp. †	5,965	93,233

Omega Healthcare Investors, Inc. R	1,825	38,800

One Liberty Properties, Inc. R	2,309	42,255

ORIX Corp. (Japan)	2,220	211,888

Peoples Bancorp, Inc.	2,112	37,044

PNC Financial Services Group, Inc.	10,800	696,492

Popular, Inc. (Puerto Rico) †	17,918	36,732

Portfolio Recovery Associates, Inc. †	448	32,131

Protective Life Corp.	1,758	52,072

PS Business Parks, Inc. R	911	59,707

Public Storage R	5,100	704,667

Rayonier, Inc. R	5,750	253,518

Reinsurance Group of America, Inc. Class A	5,200	309,244

RenaissanceRe Holdings, Ltd.	3,706	280,655

Republic Bancorp, Inc. Class A	831	19,878

Resona Holdings, Inc. (Japan)	32,600	150,062

Simon Property Group, Inc. R	9,400	1,369,392

Southside Bancshares, Inc.	2,644	58,432

Sovran Self Storage, Inc. R	1,043	51,973

St. Joe Co. (The) †	7,903	150,236

Standard Chartered PLC (United Kingdom)	5,643	140,805

Starwood Property Trust, Inc. R	1,320	27,746

Stockland (Units) (Australia) R	60,304	183,650

26

COMMON STOCKS (35.6%)* cont.	Shares	Value

Financials cont.
Suncorp Group, Ltd. (Australia)	24,978	$217,337

Svenska Handelsbanken AB Class A (Sweden) †	7,976	254,261

Swedbank AB Class A (Sweden)	16,004	248,679

Swiss Life Holding AG (Switzerland)	2,805	333,729

SWS Group, Inc.	5,938	33,965

Symetra Financial Corp.	3,788	43,676

TD Ameritrade Holding Corp.	23,700	467,838

Universal Health Realty Income Trust R	572	22,668

Urstadt Biddle Properties, Inc. Class A R	1,817	35,868

Virginia Commerce Bancorp, Inc. †	5,559	48,808

W.R. Berkley Corp.	8,200	296,184

Walker & Dunlop, Inc. †	1,821	22,945

Washington Banking Co.	2,629	36,306

Wells Fargo & Co.	61,783	2,109,272

Westpac Banking Corp. (Australia)	9,543	216,385

Wheelock and Co., Ltd. (Hong Kong)	29,000	87,386

		30,748,435
Health care (4.0%)
Abbott Laboratories	2,700	165,483

ABIOMED, Inc. †	2,453	54,432

Aetna, Inc.	14,279	716,235

Affymax, Inc. †	3,035	35,631

Alfresa Holdings Corp. (Japan)	2,700	128,362

Amarin Corp. PLC ADR (Ireland) †	1,057	11,965

Amedisys, Inc. †	550	7,953

AmerisourceBergen Corp.	10,900	432,512

AmSurg Corp. †	1,469	41,103

Assisted Living Concepts, Inc. Class A	72	1,205

AstraZeneca PLC (United Kingdom)	6,755	300,261

athenahealth, Inc. †	503	37,282

AVEO Pharmaceuticals, Inc. †	1,430	17,746

Bayer AG (Germany)	930	65,416

C.R. Bard, Inc.	3,700	365,264

Centene Corp. †	1,414	69,244

Charles River Laboratories International, Inc. †	1,011	36,487

Coloplast A/S Class B (Denmark)	1,044	180,752

Computer Programs & Systems, Inc.	540	30,521

Conmed Corp. †	2,969	88,684

Cubist Pharmaceuticals, Inc. †	1,478	63,924

Elan Corp. PLC ADR (Ireland) †	4,731	71,012

Eli Lilly & Co.	33,853	1,363,260

Endo Pharmaceuticals Holdings, Inc. †	9,632	373,047

Epocrates, Inc. †	2,056	17,640

Forest Laboratories, Inc. †	27,824	965,215

Fresenius SE & Co. KGaA (Germany)	2,439	250,115

Gentiva Health Services, Inc. †	1,090	9,527

Gilead Sciences, Inc. †	26,800	1,309,180

27

COMMON STOCKS (35.6%)* cont.	Shares	Value

Health care cont.
GlaxoSmithKline PLC (United Kingdom)	29,152	$651,169

Greatbatch, Inc. †	3,727	91,386

HCA Holdings, Inc.	6,200	153,388

Health Management Associates, Inc. Class A †	15,900	106,848

HealthSouth Corp. †	4,317	88,412

Hi-Tech Pharmacal Co., Inc. †	1,542	55,404

Humana, Inc.	6,500	601,120

InterMune, Inc. †	2,109	30,939

Jazz Pharmaceuticals PLC (Ireland) †	5,383	260,914

Johnson & Johnson	15,009	989,994

Kensey Nash Corp.	1,048	30,664

Kindred Healthcare, Inc. †	4,594	39,692

Lincare Holdings, Inc.	1,290	33,385

Magellan Health Services, Inc. †	991	48,371

MAP Pharmaceuticals, Inc. †	803	11,531

McKesson Corp.	9,200	807,484

Medicines Co. (The) †	6,082	122,066

Medicis Pharmaceutical Corp. Class A	2,178	81,871

MELA Sciences, Inc. † S	6,799	30,392

Merck & Co., Inc.	11,088	425,779

Metropolitan Health Networks, Inc. †	5,416	50,748

Molina Healthcare, Inc. †	3,903	131,258

Novartis AG (Switzerland)	8,219	454,881

Novo Nordisk A/S Class B (Denmark)	2,339	323,842

Obagi Medical Products, Inc. †	7,555	101,237

Omnicare, Inc.	5,900	209,863

Onyx Pharmaceuticals, Inc. †	654	24,643

OraSure Technologies, Inc. †	15,641	179,715

Orion Oyj Class B (Finland)	5,807	114,778

Otsuka Holdings Company, Ltd. (Japan)	12,700	375,921

Par Pharmaceutical Cos., Inc. †	4,407	170,683

PDL BioPharma, Inc.	8,227	52,241

Pernix Therapeutics Holdings †	1,775	15,975

Pfizer, Inc.	117,969	2,673,178

Quality Systems, Inc.	1,759	76,921

Questcor Pharmaceuticals, Inc. †	733	27,575

ResMed, Inc. †	7,400	228,734

Roche Holding AG-Genusschein (Switzerland)	2,643	459,970

RTI Biologics, Inc. †	7,657	28,331

Salix Pharmaceuticals, Ltd. †	922	48,405

Sanofi (France)	8,919	692,661

Spectrum Pharmaceuticals, Inc. †	2,865	36,185

STAAR Surgical Co. †	5,786	62,662

Sun Healthcare Group, Inc. †	8,826	60,370

Suzuken Co., Ltd. (Japan)	4,900	151,079

Synergetics USA, Inc. †	4,716	30,654

28

COMMON STOCKS (35.6%)* cont.	Shares	Value

Health care cont.
Synthes, Inc. (Switzerland)	1,368	$237,320

Triple-S Management Corp. Class B (Puerto Rico) †	2,720	62,832

United Therapeutics Corp. †	6,147	289,708

UnitedHealth Group, Inc.	32,558	1,918,969

ViroPharma, Inc. †	6,162	185,291

Warner Chilcott PLC Class A (Ireland) †	17,300	290,813

WellCare Health Plans, Inc. †	2,205	158,495

Zoll Medical Corp. †	325	30,105

		21,826,310
Technology (6.3%)
Acacia Research Corp. †	570	23,792

Actuate Corp. †	17,517	110,007

Acxiom Corp. †	3,060	44,921

Agilent Technologies, Inc. †	15,400	685,454

Anixter International, Inc. †	650	47,145

AOL, Inc. †	14,800	280,756

Apple, Inc. †	18,617	11,160,269

Applied Materials, Inc.	38,000	472,720

ASML Holding NV (Netherlands)	4,270	213,445

Aspen Technology, Inc. †	1,841	37,796

BMC Software, Inc. †	11,300	453,808

Broadcom Corp. Class A †	14,800	581,640

Brocade Communications Systems, Inc. †	32,900	189,175

CA, Inc.	19,972	550,428

CACI International, Inc. Class A †	1,155	71,945

Cadence Design Systems, Inc. †	27,200	322,048

Cavium, Inc. †	871	26,949

Cirrus Logic, Inc. †	1,752	41,698

Cisco Systems, Inc.	75,839	1,603,995

Coherent, Inc. †	654	38,148

Computershare, Ltd. (Australia)	7,627	71,104

Concur Technologies, Inc. †	674	38,674

Dell, Inc. †	40,402	670,673

EnerSys †	2,270	78,656

Entegris, Inc. †	6,794	63,456

Entropic Communications, Inc. †	8,527	49,712

Fair Isaac Corp.	3,236	142,060

FEI Co. †	2,599	127,637

Fujitsu, Ltd. (Japan)	94,000	495,155

Google, Inc. Class A †	4,686	3,004,851

GT Advanced Technologies, Inc. †	1,304	10,784

IBM Corp.	7,795	1,626,427

Infineon Technologies AG (Germany)	24,712	252,659

InnerWorkings, Inc. †	2,653	30,907

Integrated Silicon Solutions, Inc. †	3,147	35,121

Intel Corp.	24,439	686,980

Ixia †	2,086	26,054

29

COMMON STOCKS (35.6%)* cont.	Shares	Value

Technology cont.
JDA Software Group, Inc. †	2,683	$73,729

KLA-Tencor Corp.	6,400	348,288

Kulicke & Soffa Industries, Inc. †	6,767	84,114

L-3 Communications Holdings, Inc.	5,700	403,389

Lam Research Corp. †	6,000	267,720

Lexmark International, Inc. Class A	972	32,309

LivePerson, Inc. †	1,835	30,773

Manhattan Associates, Inc. †	845	40,163

Microsoft Corp.	114,039	3,677,758

Monotype Imaging Holdings, Inc. †	1,947	29,010

MTS Systems Corp.	970	51,497

Nanometrics, Inc. †	1,515	28,043

Netscout Systems, Inc. †	3,099	63,034

Nova Measuring Instruments, Ltd. (Israel) †	4,564	40,893

NTT Data Corp. (Japan)	34	119,495

NVIDIA Corp. †	21,600	332,424

Omnivision Technologies, Inc. †	1,629	32,580

Oracle Corp.	13,186	384,504

Parametric Technology Corp. †	1,674	46,772

Photronics, Inc. †	5,165	34,347

Polycom, Inc. †	9,800	186,886

QLogic Corp. †	29,450	523,032

Qualcomm, Inc.	5,105	347,242

RealPage, Inc. †	2,283	43,765

RF Micro Devices, Inc. †	4,586	22,838

Rudolph Technologies, Inc. †	4,219	46,873

SAP AG (Germany)	1,304	91,062

Skyworks Solutions, Inc. †	4,128	114,139

Softbank Corp. (Japan)	12,800	378,417

SolarWinds, Inc. †	694	26,823

STEC, Inc. †	3,364	31,756

Symantec Corp. †	35,200	658,240

Synchronoss Technologies, Inc. †	791	25,249

Tech Data Corp. †	4,051	219,807

Teradyne, Inc. †	14,269	241,003

TIBCO Software, Inc. †	2,831	86,346

TTM Technologies, Inc. †	6,195	71,181

Tyler Technologies, Inc. †	754	28,961

Ultimate Software Group, Inc. †	530	38,838

Unisys Corp. †	719	14,179

VASCO Data Security International, Inc. †	6,690	72,185

Vishay Intertechnology, Inc. †	13,400	162,944

Websense, Inc. †	1,789	37,730

Western Digital Corp. †	8,600	355,954

Xyratex, Ltd. (United Kingdom)	2,504	39,839

		34,353,180

30

COMMON STOCKS (35.6%)* cont.	Shares	Value

Transportation (0.5%)
Central Japan Railway Co. (Japan)	69	$568,539

ComfortDelgro Corp., Ltd. (Singapore)	82,000	101,762

Delta Air Lines, Inc. †	46,600	461,806

International Consolidated Airlines Group SA
(United Kingdom) †	36,633	105,483

Swift Transportation Co. †	8,029	92,655

United Continental Holdings, Inc. †	18,600	399,900

Wabtec Corp.	3,100	233,647

Yangzijiang Shipbuilding Holdings, Ltd. (China)	452,000	478,231

		2,442,023
Utilities and power (1.2%)
AES Corp. (The) †	36,629	478,741

Ameren Corp.	14,100	459,378

CenterPoint Energy, Inc.	24,200	477,224

Centrica PLC (United Kingdom)	41,707	211,072

Chubu Electric Power, Inc. (Japan)	3,200	57,760

CMS Energy Corp.	15,500	341,000

DTE Energy Co.	9,500	522,785

Enel SpA (Italy)	54,850	198,392

Entergy Corp.	9,400	631,680

GDF Suez (France)	11,544	298,225

National Grid PLC (United Kingdom)	38,897	392,271

NRG Energy, Inc. †	16,100	252,287

PG&E Corp.	19,800	859,518

Red Electrica Corp. SA (Spain)	6,209	303,828

RWE AG (Germany)	2,605	124,397

TECO Energy, Inc.	14,200	249,210

Toho Gas Co., Ltd. (Japan)	19,000	112,021

Westar Energy, Inc.	7,831	218,720

		6,188,509

Total common stocks (cost $160,525,896)		$192,661,129

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (24.9%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.2%)
Government National Mortgage Association Pass-Through
Certificates 4 1/2s, TBA, April 1, 2042	$11,000,000	$11,967,657

		11,967,657
U.S. Government Agency Mortgage Obligations (22.7%)
Federal National Mortgage Association
Pass-Through Certificates
7s, March 1, 2018	149,278	165,526
5 1/2s, TBA, April 1, 2042	36,000,000	39,223,123
4s, TBA, April 1, 2042	46,000,000	48,224,532
4s, TBA, April 1, 2027	13,000,000	13,771,875
3 1/2s, TBA, May 1, 2042	2,000,000	2,047,656
3 1/2s, TBA, April 1, 2042	19,000,000	19,510,625

		122,943,337

Total U.S. government and agency mortgage obligations (cost $135,053,558)		$134,910,994

31

CORPORATE BONDS AND NOTES (23.5%)*	Principal amount		Value

Basic materials (1.4%)
AbitibiBowater, Inc. 144A company
guaranty sr. notes 10 1/4s, 2018 (Canada)		$25,000	$28,688

Airgas, Inc. sr. unsec. unsub. notes 2.85s, 2013		255,000	260,635

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019		95,000	119,951

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021		60,000	65,035

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)		420,000	504,579

Ardagh Glass Finance PLC sr. unsub. notes Ser. REGS,
9 1/4s, 2016 (Ireland)	EUR	60,000	87,166

Associated Materials, LLC company
guaranty sr. notes 9 1/8s, 2017		$45,000	43,763

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018		170,000	178,075

Celanese US Holdings, LLC company guaranty sr. unsec.
notes 6 5/8s, 2018 (Germany)		95,000	101,175

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		120,000	126,600

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		195,000	211,575

Dow Chemical Co. (The) sr. unsec. notes 5 1/4s, 2041		105,000	108,428

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019		105,000	137,604

Dow Chemical Co. (The) sr. unsec. unsub. notes 5.9s, 2015		140,000	157,597

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021		315,000	338,450

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		150,000	153,000

FMG Resources August 2006 Pty, Ltd. 144A company
guaranty sr. unsec notes 6 3/8s, 2016 (Australia)		80,000	79,800

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		90,000	94,500

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		50,000	51,875

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		105,000	104,095

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec.
notes 6 7/8s, 2022 (Australia)		60,000	59,668

Hexion U.S. Finance Corp. 144A company
guaranty sr. notes 6 5/8s, 2020		35,000	35,788

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		25,000	23,250

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		85,000	87,975

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 5.003s, 2014		40,000	36,600

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		115,000	129,088

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020		150,000	167,625

International Paper Co. sr. unsec. notes 9 3/8s, 2019		135,000	178,863

International Paper Co. sr. unsec. notes 7.95s, 2018		195,000	245,032

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		120,000	125,100

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019		245,000	331,991

32

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount	Value

Basic materials cont.
Lyondell Chemical Co. company guaranty notes 11s, 2018	$246,904	$272,829

LyondellBasell Industries NV 144A sr. unsec. notes 5s, 2019
(Netherlands)	565,000	565,000

Momentive Performance Materials, Inc. notes 9s, 2021	120,000	105,000

Norbord, Inc. sr. unsub. notes 7 1/4s, 2012 (Canada)	25,000	25,250

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	200,000	219,000

Old All, Inc. company guaranty sr. unsec. notes 9s,
2014 (In default) †‡‡ F	135,000	—

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 9s, 2019 (Australia)	277,000	374,263

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022	135,000	134,802

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019	135,000	135,607

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	175,000	224,542

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)	160,000	160,800

Smurfit Kappa Treasury company guaranty sr. unsec.
unsub. debs 7 1/2s, 2025 (Ireland)	30,000	29,700

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020	240,000	280,200

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016	110,000	113,575

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020	90,000	93,600

Thompson Creek Metals Co., Inc. company guaranty sr. unsec.
notes 7 3/8s, 2018	15,000	13,950

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017	105,000	109,988

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015	180,000	184,950

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes 8 3/4s, 2019	135,000	74,250

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes FRN Ser. B, 4.297s, 2014	10,000	8,600

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2041 (Canada)	20,000	20,572

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)	195,000	219,053

		7,739,102
Capital goods (1.0%)
Allied Waste North America, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2017	350,000	365,313

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016	170,000	182,750

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019	135,000	144,450

American Axle & Manufacturing, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017	54,000	60,345

Ball Corp. company guaranty sr. unsec. notes 5s, 2022	30,000	30,075

BE Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022	75,000	75,375

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018	40,000	42,400

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021	10,000	10,925

Berry Plastics Holding Corp. company guaranty sr. unsec.
sub. notes 10 1/4s, 2016	40,000	41,400

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	190,000	219,098

33

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount		Value

Capital goods cont.
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		$80,000	$89,100

Bombardier, Inc. 144A sr. unsec. notes 5 3/4s, 2022 (Canada)		55,000	53,488

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		190,000	195,700

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	50,000	70,751

Exide Technologies sr. notes 8 5/8s, 2018		$100,000	83,750

John Deere Capital Corp. notes Ser. MTN, 5 1/4s, 2012		195,000	199,665

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		205,000	221,913

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		471,000	601,649

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015		30,000	31,650

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		170,000	169,150

Polypore International, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2017		130,000	137,150

Raytheon Co. sr. unsec. notes 4 7/8s, 2040		195,000	206,154

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 7 1/8s, 2019		50,000	52,125

Reynolds Group Issuer, Inc. 144A company
guaranty sr. unsec. notes 9s, 2019		120,000	118,200

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC 144A
company guaranty sr. notes 8 3/4s, 2016		100,000	105,750

Ryerson, Inc. company guaranty sr. notes 12s, 2015		215,000	220,375

Silgan Holdings, Inc. 144A sr. notes 5s, 2020		30,000	29,850

Staples, Inc. sr. unsec. notes 9 3/4s, 2014		245,000	278,371

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		165,000	177,375

Terex Corp. company guaranty sr. unsec. notes 10 7/8s, 2016		50,000	56,875

Terex Corp. sr. unsec. sub. notes 8s, 2017		115,000	119,025

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017		210,000	215,250

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017		65,000	66,625

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017		150,000	165,000

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018		135,000	146,138

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017		437,000	522,564

			5,505,774
Communication services (2.4%)
Adelphia Communications Corp. escrow bonds zero %, 2012		125,000	625

America Movil SAB de CV company guaranty unsec.
unsub. notes 2 3/8s, 2016 (Mexico)		205,000	207,730

American Tower REIT, Inc. sr. unsec. notes 7s, 2017 R		317,000	369,365

AT&T, Inc. company guaranty sr. unsec. unsub. notes 5.35s, 2040		805,000	855,965

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018		95,000	111,924

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038		143,000	168,067

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030		80,000	102,580

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018		85,000	88,400

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		330,000	359,288

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		60,000	63,450

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		40,000	43,200

34

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount	Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	$115,000	$118,450

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	65,000	70,688

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	70,000	72,625

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	50,000	52,875

CenturyLink, Inc. sr. unsec. unsub. notes Ser. L, 7 7/8s, 2012	395,000	404,085

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	185,000	198,644

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	120,000	112,500

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	165,000	162,525

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	596,000	754,580

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2015	13,000	14,834

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	165,000	182,488

Cox Communications, Inc. 144A notes 5 7/8s, 2016	64,000	73,414

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	200,000	196,500

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	80,000	87,400

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	115,000	118,325

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021	60,000	62,475

Deutsche Telekom International Finance BV company
guaranty 8 3/4s, 2030 (Germany)	163,000	224,038

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	90,000	95,175

Equinix, Inc. sr. unsec. notes 7s, 2021	65,000	71,338

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	201,000	209,251

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	85,000	89,463

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	125,000	134,375

Hughes Satellite Systems Corp. company guaranty sr. sec.
notes 6 1/2s, 2019	110,000	114,950

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	90,000	96,525

Intelsat Jackson Holdings SA company guaranty sr. unsec.
notes 7 1/2s, 2021 (Bermuda)	145,000	152,431

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	237,812	247,324

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	255,000	265,200

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	95,000	97,850

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	135,000	173,332

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019	80,000	87,400

35

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount	Value

Communication services cont.
Level 3 Financing, Inc. 144A company guaranty sr. unsec.
notes 8 1/8s, 2019	$20,000	$20,650

Level 3 Financing, Inc. 144A company guaranty sr. unsec.
notes FRN 8 5/8s, 2020	80,000	84,000

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019	25,000	27,156

Mediacom, LLC/Mediacom Capital Corp. 144A sr. unsec.
notes 7 1/4s, 2022	55,000	55,550

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	125,000	131,250

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015	20,000	19,300

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	80,000	90,600

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021	165,000	161,700

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	205,000	222,425

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	55,000	55,275

Qwest Corp. notes 6 3/4s, 2021	415,000	458,378

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	55,000	58,850

Rogers Communications, Inc. sec. notes 6 3/8s, 2014 (Canada)	330,000	363,455

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	10,000	11,025

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016	88,000	94,600

Sprint Capital Corp. company guaranty 6 7/8s, 2028	245,000	187,425

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	205,000	197,825

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	190,000	169,575

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018	140,000	153,650

Sprint Nextel Corp. 144A sr. unsec. notes 9 1/8s, 2017	85,000	84,575

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 8 1/4s, 2014	325,000	367,435

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	230,000	274,237

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	492,000	660,186

Verizon New Jersey, Inc. debs. 8s, 2022	165,000	212,157

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	505,000	631,088

Videotron Ltee 144A sr. unsec. notes 5s, 2022 (Canada)	110,000	108,900

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)	75,000	84,563

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Luxembourg)	320,000	315,200

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018	70,000	74,900

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017	280,000	308,700

		12,796,284

36

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount	Value

Consumer cyclicals (3.4%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	$15,000	$15,375

Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	250,000	227,500

AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	170,000	160,225

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	120,000	127,200

American Media, Inc. 144A notes 13 1/2s, 2018	7,394	5,582

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec notes 7s, 2022	75,000	76,500

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡	85,000	87,125

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	65,000	70,038

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	30,000	30,450

Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015	105,000	98,438

Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	55,000	47,850

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	40,000	34,400

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014	170,000	148,325

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018	25,000	24,063

Building Materials Corp. 144A sr. notes 7s, 2020	45,000	47,813

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	85,000	89,356

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	75,000	79,594

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec notes 10s, 2019	80,000	83,200

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018	180,000	139,050

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017	440,000	479,600

Caesars Operating Escrow LLC/Caesars Escrow Corp. 144A
sr. sub. notes 8 1/2s, 2020	85,000	86,488

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030	160,000	206,948

CCM Merger, Inc. 144A company guaranty sr. unsec
notes 9 1/8s, 2019	75,000	75,938

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	35,000	39,288

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	145,000	137,750

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	260,000	272,568

Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021	110,000	111,100

Cinemark USA, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2019	50,000	55,500

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021	50,000	53,625

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡	251,162	278,162

37

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021		$60,000	$54,000

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016		60,000	45,300

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014		100,000	88,500

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		135,000	147,994

Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. sub. notes 7 5/8s, 2020		75,000	73,500

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		90,000	94,500

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019		85,000	80,325

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 5s, 2021		105,000	113,799

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019		200,000	228,685

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		95,000	109,250

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		165,000	177,788

Entercom Radio, LLC company guaranty sr. unsec.
sub. notes 10 1/2s, 2019		105,000	113,138

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020		350,000	360,466

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		305,000	308,050

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		285,000	345,919

Ford Motor Credit Co., LLC sr. unsec. notes 7s, 2015		120,000	131,083

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		395,000	409,163

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		220,000	228,800

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020		150,000	154,125

Home Depot, Inc. (The) sr. unsec. notes 5.95s, 2041		300,000	368,207

Interactive Data Corp. company guaranty sr. unsec.
notes 10 1/4s, 2018		225,000	254,250

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		149,000	148,255

Isle of Capri Casinos, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		105,000	106,050

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	68,435

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		$100,000	112,250

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018		70,000	76,563

Lamar Media Corp. 144A sr. sub. notes 5 7/8s, 2022		30,000	30,525

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		60,000	62,700

Liberty Interactive, LLC debs. 8 1/4s, 2030		120,000	121,200

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021		90,000	97,650

Limited Brands, Inc. sr. notes 5 5/8s, 2022		45,000	45,450

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		165,000	165,000

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016		110,000	126,196

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2042		190,000	185,970

38

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 3 7/8s, 2022	$85,000	$85,390

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019	350,000	344,665

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †	175,000	12,250

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	150,000	156,000

MGM Resorts International company guaranty sr. notes 9s, 2020	20,000	22,250

MGM Resorts International company guaranty sr. unsec.
notes 6 7/8s, 2016	75,000	75,750

MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015	90,000	92,475

MGM Resorts International company guaranty sr. unsec.
unsub. notes 7 3/4s, 2022	60,000	61,050

MGM Resorts International sr. notes 10 3/8s, 2014	20,000	22,675

MGM Resorts International 144A company guaranty sr. unsec.
notes 8 5/8s, 2019	65,000	69,713

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	80,000	85,005

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019 ‡‡	271,350	268,637

Navistar International Corp. sr. notes 8 1/4s, 2021	204,000	221,340

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	80,000	80,400

News America Holdings, Inc. company guaranty sr. unsec.
debs. 7 3/4s, 2024	300,000	346,979

News America Holdings, Inc. debs. 7 3/4s, 2045	363,000	425,045

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018	165,000	181,913

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	105,000	111,300

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	80,000	79,200

Owens Corning company guaranty sr. unsec. notes 9s, 2019	235,000	289,638

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	25,000	28,063

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	170,000	177,014

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	55,000	60,431

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	135,000	137,194

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017	30,000	32,700

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	95,000	99,750

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	160,000	148,400

QVC Inc. 144A sr. notes 7 3/8s, 2020	115,000	126,500

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014	10,000	9,750

Realogy Corp. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2017	140,000	131,950

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	25,000	25,625

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	25,000	26,125

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018	145,000	158,775

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	125,000	139,375

39

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017		$126,000	$133,875

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019		115,000	108,100

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019		40,000	36,900

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		235,000	213,263

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec.
unsub. notes 6 5/8s, 2020		85,000	89,463

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		30,000	29,400

Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016		50,000	54,251

Sears Holdings Corp. company guaranty 6 5/8s, 2018		50,000	44,438

Spectrum Brands Holdings, Inc. Company
guaranty sr. notes 9 1/2s, 2018		115,000	129,663

Spectrum Brands Holdings, Inc. 144A company
guaranty sr. notes 9 1/2s, 2018		45,000	50,738

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020		85,000	85,850

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016		90,000	95,175

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023		115,000	152,971

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021		565,000	617,287

Time Warner, Inc. debs. 9.15s, 2023		105,000	143,007

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022		460,000	467,001

Toys R Us — Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016		50,000	51,250

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017		215,000	235,425

TransUnion Holding Co., Inc. 144A sr. notes 9 5/8s, 2018 ‡‡		30,000	31,500

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016		35,000	11,200

Travelport, LLC company guaranty sr. unsec.
unsub. notes 9 7/8s, 2014		115,000	72,738

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		150,000	90,563

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	55,000	75,299

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014		$120,000	129,900

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021		185,000	183,150

UR Financing Escrow Corp. 144A company
guaranty notes 5 3/4s, 2018		30,000	30,713

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022		45,000	46,238

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037		198,000	260,677

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040		120,000	132,828

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4 7/8s, 2040		655,000	714,752

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021		120,000	118,942

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041		50,000	50,484

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		60,000	65,925

40

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013	$70,000	$79,188

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018	160,000	172,800

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015	4,000	4,100

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 (no set date to PIK expiration) ‡‡	80,000	81,500

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	125,000	134,063

		18,180,081
Consumer staples (1.7%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015	70,000	76,388

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	185,000	251,383

Anheuser-Busch InBev Worldwide, Inc. company
guaranty unsec. unsub. notes 5 3/8s, 2020	450,000	528,838

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	30,000	32,700

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018	50,000	54,250

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016	75,000	77,063

Avis Budget Car Rental, LLC 144A company
guaranty sr. unsec. unsub. notes 8 1/4s, 2019	25,000	26,063

Bunge Ltd., Finance Corp. company guaranty sr. unsec.
notes 8 1/2s, 2019	10,000	12,216

Bunge Ltd., Finance Corp. company guaranty unsec.
unsub. notes 4.1s, 2016	90,000	93,901

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018	140,000	156,800

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡	128,338	132,188

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	60,000	52,800

Claire’s Stores, Inc. 144A company guaranty sr. unsec.
notes 9 5/8s, 2015 ‡‡	107,912	92,265

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	90,000	93,038

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	130,000	147,225

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	140,000	151,900

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	205,000	232,039

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018	110,000	117,700

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2018	50,000	55,313

Dean Foods Co. company guaranty sr. unsec. unsub. notes 7s, 2016	115,000	118,163

Del Monte Corp. company guaranty sr. unsec. notes 7 5/8s, 2019	40,000	39,700

Delhaize Group company guaranty sr. unsec. bond 5 7/8s,
2014 (Belgium)	370,000	397,643

Diageo Capital PLC company guaranty 5 3/4s, 2017
(United Kingdom)	235,000	282,435

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022 (Canada)	135,000	182,285

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	145,000	158,775

41

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount		Value

Consumer staples cont.
Dole Food Co. sr. notes 13 7/8s, 2014		$21,000	$24,019

Dole Food Co. 144A sr. notes 8s, 2016		35,000	36,750

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		190,000	206,150

General Mills, Inc. sr. unsec. notes 5.65s, 2019		200,000	237,177

Hertz Corp. (The) company guaranty sr. unsec. notes 7 1/2s, 2018		75,000	79,594

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	70,000	100,896

JBS USA, LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014		$40,000	46,600

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 8 1/4s, 2020		40,000	41,100

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021		210,000	203,700

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040		350,000	428,046

Kroger Co. company guaranty sr. unsec unsub. notes 6 3/4s, 2012		150,000	150,274

Landry’s Acquisition Co. 144A company
guaranty notes 11 5/8s, 2015		30,000	33,413

Landry’s Restaurant, Inc. company
guaranty sr. notes 11 5/8s, 2015		75,000	83,531

Libbey Glass, Inc. sr. notes 10s, 2015		77,000	82,294

McDonald’s Corp. sr. unsec. bond 6.3s, 2037		300,000	399,444

McDonald’s Corp. sr. unsec. notes 5.7s, 2039		270,000	337,676

Michael Foods, Inc. company guaranty sr. unsec
notes 9 3/4s, 2018		95,000	104,381

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018		82,000	110,214

Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp.
company guaranty sr. unsec. notes 9 1/4s, 2015		100,000	102,750

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022		40,000	41,900

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		250,000	273,125

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015		375,000	403,125

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		105,000	107,100

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		157,000	157,393

Rite Aid Corp. 144A sr. notes 9 1/4s, 2020		90,000	90,900

Service Corporation International sr. notes 7s, 2019		90,000	97,425

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014		65,000	76,050

Stewart Enterprises, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2019		80,000	83,400

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		470,000	545,200

United Rentals North America, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2019		85,000	93,713

Wendy’s Co. (The) company guaranty sr. unsec.
unsub. notes 10s, 2016		175,000	191,188

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		120,000	127,800

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)		295,000	338,224

			8,997,623

42

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount	Value

Energy (2.8%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	$35,000	$31,675

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	80,000	73,200

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	615,000	759,737

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	60,000	69,018

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	30,000	35,647

Apache Corp. sr. unsec. unsub. notes 3 5/8s, 2021	425,000	448,226

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	10,000	9,275

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019	100,000	92,250

Arch Western Finance, LLC company guaranty sr. notes 6 3/4s, 2013	99,000	99,124

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	45,000	32,850

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	50,000	52,500

Aurora USA Oil & Gas Inc. 144A sr. notes 9 7/8s, 2017	60,000	62,325

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 3.2s, 2016 (United Kingdom)	570,000	602,890

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018	185,000	194,713

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2020	155,000	172,825

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	155,000	161,975

Chesapeake Energy Corp. company guaranty sr. unsec.
unsub. notes 6.775s, 2019	120,000	119,100

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	230,000	242,650

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec notes 6 1/8s, 2022	35,000	35,263

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	40,000	39,800

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2019	110,000	109,175

Concho Resources, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022	110,000	116,188

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2022	50,000	49,250

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	380,000	397,100

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	20,000	20,850

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2021	30,000	28,650

Continental Resources, Inc. 144A company guaranty sr. unsec
notes 5s, 2022	100,000	100,500

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	230,000	244,375

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	109,000	121,808

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021	45,000	47,363

43

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount	Value

Energy cont.
EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	$215,000	$190,813

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 9 1/8s, 2017	60,000	62,700

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021	55,000	49,638

Forbes Energy Services Ltd. company guaranty sr. unsec
notes 9s, 2019	150,000	146,250

FTS International Services, LLC/FTS International
Bonds, Inc. 144A company guaranty sr. notes 7 5/8s, 2018	95,000	99,275

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 6.51s, 2022 (Russia)	438,000	477,420

Gazprom Via Gaz Capital SA 144A sr. unsec. unsub
notes 8.146s, 2018 (Russia)	288,000	337,141

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014
(Russia)	1,200,000	1,371,780

Goodrich Petroleum Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	165,000	160,050

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	153,000	160,268

Hercules Offshore, Inc. 144A company
guaranty sr. notes 7 1/8s, 2017 R	10,000	10,013

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	100,000	104,750

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 6 7/8s, 2021	92,000	88,550

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	40,000	51,581

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	100,000	102,750

Key Energy Services, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021	25,000	25,563

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	130,000	137,475

Laredo Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2019	160,000	178,000

Lone Pine Resources Canada, Ltd. 144A company
guaranty sr. notes 10 3/8s, 2017 (Canada)	50,000	52,313

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	125,000	135,030

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	50,000	52,375

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	110,000	85,800

Motiva Enterprises, LLC 144A sr. unsec. unsub. notes 5.2s, 2012	70,000	71,140

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	165,000	168,919

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	50,000	52,125

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	285,000	307,706

Offshore Group Investments, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	170,000	187,000

Peabody Energy Corp. company guaranty 7 3/8s, 2016	160,000	175,600

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	20,000	20,000

44

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount	Value

Energy cont.
Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018	$160,000	$156,800

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	170,000	177,225

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 7 1/4s, 2018	335,000	383,156

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014
(Venezuela)	1,465,000	1,307,923

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	255,000	276,675

Petronas Capital, Ltd. 144A company guaranty unsec.
unsub. notes 5 1/4s, 2019 (Malaysia)	325,000	362,302

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	165,000	172,425

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	185,000	195,638

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	85,000	92,225

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5s, 2022	40,000	39,500

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	125,000	137,500

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	165,000	176,963

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	225,000	227,813

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2021	50,000	49,250

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	90,000	91,800

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	585,000	625,946

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	50,000	53,000

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	45,000	47,925

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040
(Norway)	170,000	190,267

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019
(Canada)	20,000	21,275

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	60,000	61,350

Weatherford Bermuda company guaranty sr. unsec.
notes 9 7/8s, 2039	270,000	371,738

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2037	90,000	99,371

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.35s, 2017	100,000	115,474

Whiting Petroleum Corp. company guaranty 7s, 2014	85,000	90,525

Williams Cos., Inc. (The) notes 7 3/4s, 2031	9,000	10,964

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	30,000	37,386

WPX Energy, Inc. 144A sr. unsec. notes 6s, 2022	35,000	35,000

WPX Energy, Inc. 144A sr. unsec. notes 5 1/4s, 2017	135,000	134,325

		15,374,068

45

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount	Value

Financials (5.9%)
Abbey National Treasury Service bank guaranty sr. unsec.
unsub. notes FRN 2.137s, 2014 (United Kingdom)	$255,000	$247,503

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017
(Netherlands)	560,000	568,126

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	70,000	64,050

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	315,000	411,138

Aflac, Inc. sr. unsec. notes 6.9s, 2039	135,000	158,407

Air Lease Corp. 144A sr. notes 5 5/8s, 2017	90,000	89,550

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	80,000	82,379

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015	115,000	125,206

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	50,000	55,625

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	50,000	54,000

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2017	35,000	35,000

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.688s, 2014	114,000	108,110

Ally Financial, Inc. unsec. sub. notes 8s, 2018	60,000	63,750

American Express Co. sr. unsec. notes 8 1/8s, 2019	625,000	817,058

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058	205,000	216,993

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	639,000	694,686

American International Group, Inc. sr. unsec.
unsub. notes 4 1/4s, 2014	355,000	368,381

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	365,000	413,131

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2018 (France)	310,000	268,925

Bank of America Corp. sr. unsec. unsub notes 5 7/8s, 2042	185,000	186,254

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	615,000	676,183

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	750,000	782,678

Bank of Montreal sr. unsec. bond 2 1/8s, 2013 (Canada)	200,000	203,373

Bank of New York Mellon Corp. (The) sr. unsec. notes 4.3s, 2014	160,000	171,336

Bank of New York Mellon Corp. (The) sr. unsec. notes 2.95s, 2015	140,000	147,415

Bank of New York Mellon Corp. (The) 144A sr. unsec.
notes Ser. MTN, 2 1/2s, 2016	65,000	66,650

Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049
(United Kingdom)	325,000	274,625

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	355,000	417,501

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	420,000	431,860

Bear Stearns Cos., LLC (The) notes 5.7s, 2014	155,000	171,272

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	46,000	55,468

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	140,000	147,996

Capital One Capital III company guaranty jr. unsec.
sub. notes 7.686s, 2036	255,000	256,594

46

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount	Value

Financials cont.
Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	$100,000	$100,000

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020	95,000	100,938

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	35,000	39,725

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	95,000	96,900

CIT Group, Inc. 144A bonds 7s, 2017	995,000	997,488

CIT Group, Inc. 144A bonds 7s, 2016	155,000	155,388

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	90,000	91,800

Citigroup Capital XXI company guaranty jr. unsec.
sub. notes FRN 8.3s, 2057	105,000	105,998

Citigroup, Inc. sub. notes 5s, 2014	225,000	233,017

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	976,000	1,001,360

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018	115,000	124,200

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	205,000	200,131

Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014
(United Kingdom)	155,000	161,962

Deutsche Bank Capital Funding Trust VII 144A jr. unsec.
sub. bonds FRB 5.628s, 2016 perpetual maturity	1,000,000	856,250

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	339,000	388,310

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	150,000	153,375

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017 ‡‡	20,000	23,275

GATX Financial Corp. notes 5.8s, 2016	130,000	138,438

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	1,450,000	1,475,375

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	525,000	627,242

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	1,105,000	1,260,455

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019	320,000	318,028

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	290,000	308,213

HSBC Finance Capital Trust IX FRN 5.911s, 2035	400,000	375,264

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	310,000	330,905

HSBC Holdings PLC sr. unsec. notes 4 7/8s, 2022 (United Kingdom)	365,000	387,009

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	80,000	82,500

HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014	23,000	23,575

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	195,000	202,800

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	25,000	24,750

International Lease Finance Corp. sr. unsec. unsub
notes 4 7/8s, 2015	250,000	246,875

JPMorgan Chase & Co. sr. notes 6s, 2018	336,000	388,688

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036	1,320,000	1,323,960

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	510,000	467,722

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN,
6 7/8s, 2018	236,000	262,361

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	385,000	421,575

47

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount	Value

Financials cont.
MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec notes 6 7/8s, 2021 R	$45,000	$47,025

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	60,000	60,900

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)	90,000	99,450

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	425,000	449,271

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 7/8s, 2022	65,000	65,488

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 5/8s, 2020	40,000	40,200

Nuveen Investments, Inc. company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015	100,000	103,625

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	65,000	68,900

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,129,000	1,106,491

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	190,000	197,125

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	20,000	19,450

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	110,000	80,850

Prudential Covered Trust 2012-1 144A company
guaranty notes 2.997s, 2015	355,000	359,008

Prudential Financial, Inc. jr. unsec. sub. notes FRN
8 7/8s, 2038	245,000	287,263

Rayonier, Inc. company guaranty sr. unsec.
unsub. notes 3 3/4s, 2022 R	105,000	102,869

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015	185,000	157,250

Royal Bank of Scotland PLC (The) bank guaranty sr. unsec.
unsub. notes 3.95s, 2015 (United Kingdom)	365,000	369,020

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)	100,000	106,205

Santander Holdings USA, Inc. sr. unsec.
unsub. notes 4 5/8s, 2016	93,000	94,240

Santander Issuances S.A. Unipersonal 144A bank
guaranty unsec. sub. notes 5.911s, 2016 (Spain)	300,000	290,636

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Luxembourg)	300,000	304,500

Simon Property Group LP sr. unsec. unsub notes 3 3/8s, 2022 R	155,000	149,483

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	7,000	7,916

SLM Corp. sr. notes Ser. MTN, 8s, 2020	155,000	167,400

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	110,000	122,650

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI,
4 7/8s, 2012	55,000	53,350

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.378s, 2014	20,000	18,700

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	295,000	296,281

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	140,000	144,535

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	180,000	188,728

48

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount		Value

Financials cont.
VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		$600,000	$627,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)		1,887,000	1,993,144

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017		500,000	574,389

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		60,000	69,124

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)		155,000	160,773

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)		80,000	86,205

Westpac Capital Trust III 144A unsec. sub. notes FRN
5.819s,perpetual maturity (Australia)		230,000	226,067

Willis Group North America, Inc. company guaranty 6.2s, 2017		40,000	44,760

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037		426,000	413,220

			32,080,566
Health care (1.2%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016		126,000	148,230

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		318,000	404,361

Amgen, Inc. sr. unsec. notes 3.45s, 2020		500,000	502,647

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037 (United Kingdom)		99,000	129,040

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		80,000	82,200

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		110,000	118,388

Capella Healthcare, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2017		115,000	117,875

CHS/Community Health Systems, Inc. 144A company
guaranty sr. unsec. notes 8s, 2019		115,000	119,025

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		350,000	369,299

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	100,000	138,178

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$130,000	133,575

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		55,000	57,475

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		80,000	83,800

Elan Finance PLC/Elan Finance Corp. company guaranty
sr. unsec. notes 8 3/4s, 2016 (Ireland)		165,000	181,706

Emergency Medical Services Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019		90,000	92,475

Endo Pharmaceutical Holdings, Inc. company
guaranty sr. unsec notes 7s, 2019		130,000	138,775

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		85,000	87,550

Grifols, Inc. company guaranty sr. unsec notes 8 1/4s, 2018		110,000	119,075

HCA, Inc. sr. notes 6 1/2s, 2020		350,000	367,938

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		100,000	106,000

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		115,000	123,050

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec notes 8 3/8s, 2019		125,000	121,563

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A
sr. unsec. notes 9 1/2s, 2019		110,000	119,350

Johnson & Johnson sr. unsec. notes 4.85s, 2041		335,000	381,628

Kinetics Concept/KCI USA 144A company
guaranty notes 10 1/2s, 2018		190,000	197,363

49

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount	Value

Health care cont.
Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019	$105,000	$98,700

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	85,000	91,800

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 6.95s, 2037	60,000	73,271

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	35,000	34,956

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	38,449	38,641

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	80,000	86,200

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	34,000	38,930

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	115,000	128,800

Tenet Healthcare Corp. 144A company guaranty notes 6 1/4s, 2018	125,000	129,063

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec.
unsub. notes 3s, 2015 (Netherlands Antilles)	410,000	430,982

United Surgical Partners International, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2017	85,000	89,038

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	380,000	378,687

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020	75,000	77,250

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020	35,000	34,825

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018	25,000	25,188

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	35,000	35,438

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	4,000	2,640

WellPoint, Inc. notes 7s, 2019	260,000	322,834

		6,557,809
Miscellaneous (—%)
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	75,000	75,000

		75,000
Technology (1.2%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	25,000	27,500

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	120,000	132,000

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015 ‡‡	20,000	19,800

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	125,000	123,125

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	5,000	5,013

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	205,000	186,038

Cisco Systems, Inc. company guaranty sr. unsec.
unsub. notes 3.15s, 2017	595,000	644,512

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	325,000	351,813

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	365,000	433,289

Epicor Software Corp. company guaranty sr. unsec
notes 8 5/8s, 2019	55,000	56,238

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	60,000	66,600

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	20,000	21,900

First Data Corp. company guaranty sr. unsec notes 12 5/8s, 2021	140,000	140,350

50

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount	Value

Technology cont.
First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡	$159,181	$161,569

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	180,000	175,950

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	95,000	96,781

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	107,000	120,108

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	210,000	229,950

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	125,000	136,037

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	183,000	209,065

Honeywell International, Inc. sr. unsec.
unsub. notes 5 3/8s, 2041	255,000	301,225

Honeywell International, Inc. sr. unsec.
unsub. notes 4 1/4s, 2021	150,000	169,721

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	5,000	5,188

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	45,000	49,163

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020	25,000	26,375

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015 F	119,000	99,960

Lawson Software, Inc. 144A sr. notes 9 3/8s, 2019	30,000	30,975

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	475,000	540,026

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	195,000	220,350

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	310,000	358,443

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN,
5 1/4s, 2037	420,000	419,579

Seagate HDD Cayman company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018 (Cayman Islands)	75,000	82,125

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	165,000	176,138

Syniverse Holdings, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2019	105,000	115,763

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	230,000	261,898

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	164,000	182,440

		6,377,007
Transportation (0.4%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)	185,000	193,325

AMGH Merger Sub, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	230,000	239,200

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	65,000	70,157

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040	300,000	341,848

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	470,000	452,728

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	149,132	170,010

Northwest Airlines Corp. pass-through certificates
Ser. 00-1, 7.15s, 2019	374,615	375,083

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018	125,000	136,094

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	100,000	108,583

51

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount	Value

Transportation cont.
United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	$105,197	$111,509

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	115,000	47,725

		2,246,262
Utilities and power (2.1%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	150,000	168,938

AES Corp. (The) 144A sr. notes 7 3/8s, 2021	135,000	149,175

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	120,000	134,198

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	60,000	58,669

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	55,000	72,035

Beaver Valley Funding Corp. sr. bonds 9s, 2017	483,000	503,049

Boardwalk Pipelines LP company guaranty sr. unsec.
notes 5 7/8s, 2016	288,000	320,547

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	75,000	81,188

Calpine Corp. 144A sr. notes 7 1/4s, 2017	175,000	185,500

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	25,000	27,248

Commonwealth Edison Co. 1st mtge. 5.9s, 2036	208,000	252,390

Consolidated Edison Co. of New York sr. unsec.
unsub. notes 4.2s, 2042	205,000	202,139

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 7 1/4s, 2021	65,000	72,150

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	145,000	155,875

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B,
2.77s, 2066	853,000	745,014

Dominion Resources, Inc. unsub. notes 5.7s, 2012	126,000	128,860

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	435,000	443,284

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †	205,000	134,788

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	40,000	27,600

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	20,000	16,400

Edison Mission Energy sr. unsec. notes 7.2s, 2019	135,000	83,700

Edison Mission Energy sr. unsec. notes 7s, 2017	5,000	3,150

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032	35,000	39,856

El Paso Corp. sr. unsec. notes 7s, 2017	210,000	233,844

Electricite de France SA 144A notes 6.95s, 2039 (France)	70,000	83,106

Electricite de France SA 144A notes 6 1/2s, 2019 (France)	245,000	286,467

Energy Future Holdings Corp. company guaranty sr. notes 10s, 2020	75,000	81,375

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	107,000	116,630

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020	140,000	155,400

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	140,000	147,902

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	120,000	125,844

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 5.7s, 2042	290,000	313,560

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 3.2s, 2016	40,000	42,032

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	180,000	163,800

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	65,000	70,850

ITC Holdings Corp. 144A notes 5 7/8s, 2016	285,000	325,316

52

CORPORATE BONDS AND NOTES (23.5%)* cont.	Principal amount	Value

Utilities and power cont.
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	$225,000	$258,616

Kansas Gas and Electric Co. bonds 5.647s, 2021	62,078	66,804

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	300,000	357,451

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	430,000	526,975

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	310,000	388,371

NRG Energy, Inc. company guaranty 7 3/8s, 2017	55,000	57,200

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	265,000	254,400

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	125,000	135,655

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034	153,000	185,983

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	985,000	1,113,397

PSEG Power, LLC company guaranty sr. unsec. notes 5.32s, 2016	90,000	100,329

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	215,000	258,820

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	337,000	346,268

Spectra Energy Capital, LLC sr. notes 8s, 2019	215,000	271,666

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	5,000	5,543

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty notes 15s, 2021	130,000	48,100

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty sr. unsec.
notes 10 1/2s, 2016 ‡‡	342,291	68,458

Texas Competitive/Texas Competitive Electric Holdings Co.,
LLC 144A company guaranty sr. notes 11 1/2s, 2020	165,000	107,663

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN
6.35s, 2067 (Canada)	155,000	160,209

Union Electric Co. sr. sec. notes 6.4s, 2017	265,000	317,610

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	45,000	52,418

		11,233,815

Total corporate bonds and notes (cost $117,812,890)		$127,163,391

MORTGAGE-BACKED SECURITIES (5.7%)*	Principal amount	Value

American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1A, 0.402s, 2047	$3,081,011	$1,663,746

American Home Mortgage Assets FRB Ser. 06-6, Class A1A,
0.432s, 2046	580,108	275,551

Banc of America Commercial Mortgage, Inc. Ser. 06-5,
Class A2, 5.317s, 2047	2,003,668	2,031,690

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.865s, 2042	4,634,095	79,892
Ser. 04-5, Class XC, IO, 0.717s, 2041	6,287,279	103,155
Ser. 07-5, Class XW, IO, 0.416s, 2051	17,069,930	260,248
Ser. 05-1, Class XW, IO, 0.066s, 2042	16,312,656	7,357

Barclays Capital LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.837s, 2046	3,280,339	135,314
Ser. 09-RR7, Class 2A7, IO, 1.637s, 2047	9,137,708	379,215
Ser. 09-RR7, Class 2A1, IO, 0 3/4s, 2047	8,369,373	206,724
Ser. 09-RR7, Class 1A1, IO, 0 3/4s, 2046	8,603,128	212,497

53

MORTGAGE-BACKED SECURITIES (5.7%)* cont.	Principal amount	Value

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.303s, 2032	$124,000	$141,310
Ser. 04-PR3I, Class X1, IO, 0 1/4s, 2041	3,538,401	57,219

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.182s, 2038 F	7,561,474	128,588

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	1,450,736	36,849
Ser. 07-AR5, Class 1X2, IO, 0 1/2s, 2047	882,767	18,273
Ser. 06-AR5, Class 1X, IO, 0 1/2s, 2046	1,925,130	34,845
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	1,038,058	14,429

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.112s, 2049	71,993,606	964,714

Commercial Mortgage Pass-Through Certificates 144A
Ser. 06-C8, Class XS, IO, 0.175s, 2046	34,283,430	447,665
Ser. 05-C6, Class XC, IO, 0.067s, 2044	12,655,627	69,295

Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A3, 0.592s, 2035	385,359	231,215
FRB Ser. 06-OA10, Class 3A1, 0.432s, 2046	847,440	440,669

Credit Suisse Mortgage Capital Certificates Ser. 06-C5,
Class AX, IO, 0.183s, 2039	14,748,913	201,068

CS First Boston Mortgage Securities Corp. Ser. 05-C5,
Class AJ, 5.1s, 2038 F	268,000	274,646

CS First Boston Mortgage Securities Corp. 144A Ser. 03-C3,
Class AX, IO, 1.753s, 2038	10,104,956	121,108

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.82s, 2037	340,987	530,817
IFB Ser. 2979, Class AS, 23.387s, 2034	59,824	81,763
IFB Ser. 3072, Class SB, 22.764s, 2035	490,413	734,293
IFB Ser. 3249, Class PS, 21.477s, 2036	504,722	725,897
IFB Ser. 3065, Class DC, 19.135s, 2035	326,564	488,422
IFB Ser. 2990, Class LB, 16.328s, 2034	380,354	514,790
IFB Ser. 3835, Class SC, IO, 6.408s, 2038	1,732,182	319,484
IFB Ser. 3708, Class SQ, IO, 6.308s, 2040	1,665,044	256,184
IFB Ser. 3934, Class SA, IO, 6.158s, 2041	3,019,122	541,872
Ser. 3747, Class HI, IO, 4 1/2s, 2037	137,942	17,193
Ser. 3751, Class MI, IO, 4s, 2034	2,998,356	186,858
Ser. 3327, Class IF, IO, zero %, 2037	5,039	—
Ser. 3391, PO, zero %, 2037	40,673	35,402
Ser. 3300, PO, zero %, 2037	322,654	294,702
Ser. 3206, Class EO, PO, zero %, 2036	25,893	23,388
FRB Ser. 3326, Class YF, zero %, 2037	12,736	11,919
FRB Ser. 3326, Class WF, zero %, 2035	35,657	30,764

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.45s, 2036	154,340	272,868
IFB Ser. 06-8, Class HP, 23.68s, 2036	301,905	489,479
IFB Ser. 05-45, Class DA, 23.534s, 2035	535,004	841,932
IFB Ser. 05-75, Class GS, 19.525s, 2035	226,771	318,823
IFB Ser. 05-106, Class JC, 19.374s, 2035	106,948	163,333
IFB Ser. 05-83, Class QP, 16.765s, 2034	70,927	96,461
Ser. 07-64, Class LO, PO, zero %, 2037	199,490	181,688
Ser. 07-14, Class KO, PO, zero %, 2037	111,595	99,900

54

MORTGAGE-BACKED SECURITIES (5.7%)* cont.	Principal amount	Value

Federal National Mortgage Association
Ser. 06-125, Class OX, PO, zero %, 2037	$18,609	$17,363
Ser. 06-84, Class OT, PO, zero %, 2036	19,901	18,303
FRB Ser. 06-104, Class EK, zero %, 2036	3,681	3,571

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.088s, 2020 F	552,719	13,991

First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.217s, 2033	532,037	5

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	538,000	547,961
Ser. 97-C2, Class G, 7 1/2s, 2029	288,000	309,802

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.134s, 2043	12,158,660	93,342
Ser. 05-C3, Class XC, IO, 0.091s, 2045	165,664,658	758,757

GMAC Commercial Mortgage Securities, Inc. Ser. 05-C1,
Class X1, IO, 0.238s, 2043	11,572,144	154,916

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	2,189	1,962

Government National Mortgage Association
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	2,137,049	358,340
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	3,340,921	350,830
Ser. 06-36, Class OD, PO, zero %, 2036	11,698	10,882
Ser. 99-31, Class MP, PO, zero %, 2029	12,497	11,583

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X,
IO, 1s, 2036	991,349	35,986

Greenwich Capital Commercial Funding Corp. 144A
Ser. 05-GG3, Class XC, IO, 0.738s, 2042	21,948,159	344,915

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	170,855	174,272
Ser. 06-GG6, Class XC, IO, 0.076s, 2038	20,084,240	31,151

Harborview Mortgage Loan Trust FRB Ser. 05-16, Class 3A1A,
0.492s, 2036	668,044	378,113

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39,
Class A1, 0.422s, 2037	3,433,597	1,819,806

JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1,
0.442s, 2037	2,757,282	1,240,777

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-LDPX, Class A3S, 5.317s, 2049	857,000	880,333
Ser. 06-LDP8, Class X, IO, 0.552s, 2045	11,860,802	238,177

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 05-CB12, Class X1, IO, 0.113s, 2037	8,248,731	75,839
Ser. 06-LDP6, Class X1, IO, 0.054s, 2043	16,175,609	55,191

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	136,004	133,284
Ser. 99-C1, Class G, 6.41s, 2031	145,590	147,046
Ser. 98-C4, Class H, 5.6s, 2035	215,000	234,158

LB-UBS Commercial Mortgage Trust Ser. 06-C7, Class A2,
5.3s, 2038	218,165	218,165

55

MORTGAGE-BACKED SECURITIES (5.7%)* cont.	Principal amount	Value

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XCL, IO, 0.262s, 2038	$13,294,819	$236,807
Ser. 05-C3, Class XCL, IO, 0.24s, 2040	18,329,194	306,647
Ser. 05-C2, Class XCL, IO, 0.227s, 2040	25,461,586	199,211
Ser. 05-C7, Class XCL, IO, 0.104s, 2040	26,225,923	142,958

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X,
PO, zero %, 2047	1,058,461	33,077

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.518s, 2028 F	19,845	476

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.84s, 2050	199,000	208,054
Ser. 03-KEY1, Class B, 5.334s, 2035	1,863,000	1,918,916
Ser. 05-MCP1, Class XC, IO, 0.206s, 2043	11,046,404	114,032

Merrill Lynch Mortgage Trust 144A Ser. 04-KEY2, Class XC,
IO, 0.877s, 2039	7,102,498	119,762

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.22s, 2045	2,057,187	154,289
Ser. 05-C3, Class X, IO, 6.052s, 2044	549,691	41,227
Ser. 07-C5, Class X, IO, 4.44s, 2049	469,559	35,217

Morgan Stanley Dean Witter Capital I Ser. 03-HQ2, Class C,
5.15s, 2035	213,000	208,776

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1,
6s, 2030	428,000	443,108

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033	168,464	8,423

Residential Accredit Loans, Inc. Ser. 06-Q07, Class X3, IO,
1 1/2s, 2046	1,246,591	64,199

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046	1,994,598	75,396
Ser. 06-AR7, Class X, IO, 0.9s, 2036	4,768,766	138,771
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037	693,225	14,627
Ser. 06-AR8, Class X, IO, 0.4s, 2036	3,069,132	40,819

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4,
Class AJ, 5.656s, 2039 F	304,000	308,892

Wachovia Bank Commercial Mortgage Trust Ser. 07-C30,
Class A3, 5.246s, 2043	214,668	218,237

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.15s, 2042	20,371,358	189,250
Ser. 06-C23, Class XC, IO, 0.047s, 2045	30,580,409	139,447
Ser. 06-C26, Class XC, IO, 0.046s, 2045	7,423,908	21,010

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	44,000	38,280
Ser. 05-C1A, Class C, 4.9s, 2036	42,000	42,217

Washington Mutual Mortgage Pass-Through Certificates FRB
Ser. 07-HY1, Class A3A, 0.472s, 2037	1,182,430	714,763

Total mortgage-backed securities (cost $26,700,368)		$30,631,223

56

FOREIGN GOVERNMENT BONDS AND NOTES (1.9%)*	Principal amount		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$155,000	$136,788

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		965,000	973,648

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		5,615,000	5,272,485

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021		310,000	335,963

Indonesia (Republic of) 144A notes 5 1/4s, 2042		520,000	545,350

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024		460,000	470,350

Ukraine (Government of ) Financing of Infrastructural
Projects State Enterprise 144A govt. guaranty notes 8 3/8s, 2017		200,000	170,260

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013		2,300,000	2,216,625

Total foreign government bonds and notes (cost $10,308,522)			$10,121,469

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.6%)*	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 3.49% versus the three month
USD-LIBOR-BBA maturing September 2026.	Sep-16/3.49	$1,636,440	$112,522

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 3.49% versus the three month
USD-LIBOR-BBA maturing September 2026.	Sep-16/3.49	1,636,440	101,557

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 4.28% versus the three month
USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28	2,499,000	265,444

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	2,420,000	156,192

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	2,420,000	156,192

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 4.28% versus the three month
USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28	2,499,000	113,310

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	2,420,000	57,753

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	2,420,000	57,753

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 4.67% versus the three month
USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67	8,548,000	1,104,658

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 4.67% versus the three month
USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67	8,548,000	314,532

57

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026.	Jul-16/4.74	$8,548,000	$1,143,406

Option on an interest rate swap with Citibank,
N.A. for the right to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026.	Jul-16/4.74	8,548,000	300,761

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 5.11% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/5.11	19,739,000	287,518

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.72% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.72	2,169,000	185,311

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.72% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.72	2,169,000	37,350

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 4.765% versus the three month USD-LIBOR-BBA
maturing May 2021.	May-16/4.765	2,169,000	189,004

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate
of 4.765% versus the three month USD-LIBOR-BBA
maturing May 2021.	May-16/4.765	2,169,000	36,574

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	2,045,000	174,007

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	2,045,000	174,007

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	2,045,000	35,211

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	2,045,000	35,211

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.8625% versus the three month
USD-LIBOR-BBA maturing January 2023.	Jan-13/1.8625	349,000	2,188

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.855 versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/1.855	349,000	2,077

58

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.325% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	$226,000	$8,599

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.325% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	226,000	4,373

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.8825% versus the three month
USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	575,000	51,376

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.8825% versus the three month
USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	575,000	21,534

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.845 versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/1.845	349,000	1,913

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.835 versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/1.835	349,000	1,748

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.305% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	226,000	8,141

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.305% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	226,000	4,054

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.82% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/1.82	349,000	1,598

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.28% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	226,000	7,646

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.28% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	226,000	3,677

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.193% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.193	908,000	11,722

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.26% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	226,000	7,178

59

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.26% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	$226,000	$3,327

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.855% versus the three month
USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	575,000	44,655

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.855% versus the three month
USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	575,000	15,312

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.169% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.169	908,000	10,015

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.9475% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/1.9475	3,084,000	14,125

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.235% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	226,000	6,611

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.235% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	226,000	2,861

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.855% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.855	4,382,500	210,842

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 2.855% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.855	4,382,500	36,024

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.144% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.144	908,000	8,217

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.37% versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/3.37	4,277,747	384,954

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.37% versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/3.37	4,277,747	9,668

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.52% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.52	3,564,789	367,316

60

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.36% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.36	$3,564,789	$317,944

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.36% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.36	3,564,789	7,878

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.52% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.52	3,564,789	5,347

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.51% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	1,425,916	145,714

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.51% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	1,425,916	2,082

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.5375% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.5375	3,564,789	374,053

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.5375% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.5375	3,564,789	4,670

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.1825% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1825	398,000	3,916

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 3.54% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	3,347,359	352,276

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 3.54% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	3,347,359	4,084

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 3.49% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	3,554,391	358,674

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 3.49% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	3,554,391	4,798

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	349,000	283

61

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	$349,000	$283

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.6714% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/1.6714	349,000	283

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	349,000	283

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.6714% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/1.6714	349,000	283

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.215% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	226,000	5,971

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.215% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	226,000	2,368

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 2.1075% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1075	1,928,000	13,361

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.1075% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075	1,928,000	13,361

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.11875% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.11875	1,928,000	13,804

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.122% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.122	908,000	6,347

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.105% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.105	2,988,000	88,176

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.105% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.105	2,988,000	17,121

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	349,000	147

62

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	$349,000	$147

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.683% versus the three month USD-LIBOR-BBA
maturing June 2022.	Jun-12/1.683	349,000	147

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	349,000	147

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.683% versus the three month USD-LIBOR-BBA
maturing June 2022.	Jun-12/1.683	349,000	147

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.195% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	226,000	5,316

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.195% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	226,000	1,842

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.10% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.10	2,988,000	86,144

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.10% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.10	2,988,000	15,448

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.83% versus the three month
USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	575,000	35,673

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.83% versus the three month
USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	575,000	7,124

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.095% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.095	2,988,000	84,082

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.095% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.095	2,988,000	13,745

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.096% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.096	908,000	4,204

63

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.09% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.09	$2,988,000	$82,050

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.09% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.09	2,988,000	12,042

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.095% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.095	2,988,000	78,345

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.095% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.095	2,988,000	11,325

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.09% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.09	2,988,000	76,134

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.09% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.09	2,988,000	9,532

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.17% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.17	226,000	4,513

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.17% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.17	226,000	1,148

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.074% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.074	908,000	2,070

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.35% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.35	398,000	4,131

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.861% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	349,000	17

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.861% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	349,000	17

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.861% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.861	349,000	17

64

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.861% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.861	$349,000	$17

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.861% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.861	349,000	17

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.15% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	226,000	3,602

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.15% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	226,000	364

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.998% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.998	1,916,000	153

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.998% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.998	1,916,000	153

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	1,916,000	19

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	1,916,000	19

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	1,916,000	19

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	1,916,000	19

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	1,916,000	19

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	1,916,000	19

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 2.015% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/2.015	382,000	4

65

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.765% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.765	$956,000	$1

Total purchased options outstanding (cost $9,077,485)			$8,573,463

ASSET-BACKED SECURITIES (1.0%)*	Principal amount	Value

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.992s, 2032	$95,794	$38,241

Green Tree Financial Corp.
Ser. 96-6, Class M1, 7.95s, 2027	1,077,000	1,082,385
Ser. 97-8, Class M1, 7.02s, 2027	1,050,000	735,000
Ser. 98-2, Class M1, 6.94s, 2028	2,324,095	1,344,489

GSAA Home Equity Trust FRB Ser. 06-3, Class A2, 0.432s,
2036 F	1,238,083	556,982

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	117,799	117,735

Oakwood Mortgage Investors, Inc. Ser. 95-B, Class B1,
7.55s, 2021	114,149	87,193

Structured Asset Securities Corp. FRB Ser. 06-BC2,
Class A3, 0.392s, 2036	2,154,896	1,228,291

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	332,920	39,950

Total asset-backed securities (cost $4,907,099)		$5,230,266

INVESTMENT COMPANIES (0.7%)*	Shares	Value

iShares Russell 2000 Growth Index Fund	1,956	$186,563

iShares Russell 2000 Value Index Fund	568	41,447

SPDR S&P 500 ETF Trust	25,575	3,598,914

Total investment companies (cost $2,365,135)		$3,826,924

SENIOR LOANS (0.5%)* [c]	Principal amount	Value

AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	$175,000	$161,109

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	101,765	101,510

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	57,450	57,591

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.494s, 2018	85,189	76,843

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	141,915	142,151

Cengage Learning Acquisitions, Inc. bank term loan FRN
Ser. B, 2.49s, 2014	53,461	49,231

Claire’s Stores, Inc. bank term loan FRN 3.086s, 2014	38,026	36,124

Clear Channel Communications, Inc. bank term loan FRN
Ser. A, 3.644s, 2014	44,292	40,904

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	65,538	65,756

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	64,513	64,271

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	89,100	89,033

Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	70,763	70,449

Goodman Global, Inc. bank term loan FRN 9s, 2017	73,182	73,992

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	123,948	124,435

66

SENIOR LOANS (0.5%)* [c] cont.	Principal amount	Value

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	$128,700	$128,700

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2,
8.001s, 2014	8,801	9,109

Intelsat SA bank term loan FRN 3.242s, 2014 (Luxembourg)	460,000	451,088

National Bedding Company, LLC bank term loan FRN Ser. B,
4 1/8s, 2013	38,660	38,612

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	120,000	119,679

Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017	315,000	323,212

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.743s, 2017	106,302	58,931

Univision Communications, Inc. bank term loan FRN 4.494s, 2017	111,490	103,298

West Corp. bank term loan FRN Ser. B2, 2.658s, 2013	22,944	22,910

West Corp. bank term loan FRN Ser. B5, 4.494s, 2016	55,655	55,725

Total senior loans (cost $2,502,504)		$2,464,663

COMMODITY LINKED NOTES (0.3%)*	Principal amount	Value

UBS AG/Jersey Branch 144A zero %, 2012 (Indexed to the UBS
Bloomberg CMCI Composite Index) (Jersey)	$1,755,000	$1,657,109

Total commodity linked notes (cost $1,755,000)		$1,657,109

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	349	$290,750

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	7,800	180,258

Total preferred stocks (cost $399,432)		$471,008

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R	5,720	$117,017

General Motors Co. Ser. B, $2.375 cv. pfd.	4,439	185,606

Lucent Technologies Capital Trust I 7.75% cv. pfd.	87	70,731

Total convertible preferred stocks (cost $411,866)		$373,354

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

Altra Holdings, Inc. 144A cv. company guaranty sr. unsec.
notes 2 3/4s, 2031	$50,000	$49,250

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	24,000	38,040

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (0s, 3/1/16) 2026 ††	100,000	91,250

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	27,000	30,611

Total convertible bonds and notes (cost $172,372)		$209,151

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value

IL State G.O. Bonds
4.421s, 1/1/15	$135,000	$141,826
4.071s, 1/1/14	35,000	36,338

Total municipal bonds and notes (cost $170,000)		$178,164

67

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	12	$246

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	34,898	8,376

Total warrants (cost $7,016)				$8,622

SHORT-TERM INVESTMENTS (30.2%)*		Principal amount/shares		Value

Federal National Mortgage Association discount notes
with an effective yield of 0.065%, May 23, 2012			$10,000,000	9,999,061

Straight-A Funding, LLC commercial paper with an effective
yield of 0.188%, April 16, 2012			10,300,000	10,299,185

U.S. Treasury bills with effective yields ranging from
0.092% to 0.094%, August 23, 2012 # ##			13,242,000	13,235,697

U.S. Treasury bills with an effective yield of 0.095%,
May 3, 2012 # ##			10,000,000	9,998,933

Putnam Cash Collateral Pool, LLC 0.20% [d]			351,550	351,550

Putnam Money Market Liquidity Fund 0.11% [e]			117,342,527	117,342,527

SSgA Prime Money Market Fund 0.12% P			2,191,000	2,191,000

Total short-term investments (cost $163,419,226)				$163,417,953

TOTAL INVESTMENTS

Total investments (cost $635,588,369)				$681,898,883

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

68

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $541,674,195.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest income at this rate.

‡ Security is restricted with regard to public resale. The total market value of this security (excluding 144A securities), if any, held at the close of the reporting period was $97,903, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $268,725,320 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

69

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $152,932,250) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	4/18/12	$1,984,732	$2,070,504	$85,772

	British Pound	Sell	4/18/12	4,437,705	4,424,703	(13,002)

	Canadian Dollar	Sell	4/18/12	2,006,585	2,038,122	31,537

	Euro	Sell	4/18/12	806,673	805,259	(1,414)

	Japanese Yen	Sell	4/18/12	206,090	231,982	25,892

	Mexican Peso	Buy	4/18/12	8,437	8,441	(4)

	Mexican Peso	Sell	4/18/12	8,437	8,517	80

	Norwegian Krone	Sell	4/18/12	1,230,177	1,246,916	16,739

	South African Rand	Buy	4/18/12	213,506	217,105	(3,599)

	Swedish Krona	Sell	4/18/12	3,035,057	3,007,084	(27,973)

	Swiss Franc	Buy	4/18/12	40,441	48,786	(8,345)

Barclays Bank PLC

	Australian Dollar	Sell	4/18/12	407,536	421,562	14,026

	Brazilian Real	Buy	4/18/12	239,992	252,396	(12,404)

	Brazilian Real	Sell	4/18/12	239,992	239,967	(25)

	British Pound	Sell	4/18/12	989,195	974,280	(14,915)

	Canadian Dollar	Buy	4/18/12	2,140,084	2,164,708	(24,624)

	Chilean Peso	Buy	4/18/12	121,694	124,477	(2,783)

	Czech Koruna	Sell	4/18/12	309,182	309,656	474

	Euro	Sell	4/18/12	765,326	757,581	(7,745)

	Hungarian Forint	Buy	4/18/12	121,318	122,332	(1,014)

	Hungarian Forint	Sell	4/18/12	121,318	120,863	(455)

	Japanese Yen	Buy	4/18/12	2,282,015	2,258,820	23,195

	Japanese Yen	Sell	4/18/12	2,282,015	2,324,365	42,350

	Mexican Peso	Sell	4/18/12	68,129	68,511	382

	New Zealand Dollar	Sell	4/18/12	94,149	93,874	(275)

	Norwegian Krone	Buy	4/18/12	412,633	408,855	3,778

	Norwegian Krone	Sell	4/18/12	412,633	418,484	5,851

	Polish Zloty	Buy	4/18/12	119,953	120,012	(59)

	Singapore Dollar	Sell	4/18/12	273,183	274,386	1,203

	South African Rand	Sell	4/18/12	219,009	215,096	(3,913)

	South Korean Won	Buy	4/18/12	118,083	119,572	(1,489)

	Swedish Krona	Sell	4/18/12	791,344	778,865	(12,479)

	Swiss Franc	Buy	4/18/12	50,191	48,666	1,525

	Swiss Franc	Sell	4/18/12	50,191	50,013	(178)

	Taiwan Dollar	Sell	4/18/12	122,196	122,558	362

	Turkish Lira	Buy	4/18/12	196,154	198,357	(2,203)

Citibank, N.A.

	Australian Dollar	Buy	4/18/12	1,504,707	1,557,388	(52,681)

	Brazilian Real	Sell	4/18/12	2,584,176	2,720,038	135,862

	British Pound	Buy	4/18/12	788,158	782,505	5,653

	Canadian Dollar	Buy	4/18/12	1,227,845	1,230,377	(2,532)

	Canadian Dollar	Sell	4/18/12	1,227,845	1,240,216	12,371

	Czech Koruna	Sell	4/18/12	187,203	186,322	(881)

70

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $152,932,250) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Danish Krone	Buy	4/18/12	$781,531	$774,933	$6,598

	Euro	Buy	4/18/12	1,400,875	1,392,590	8,285

	Euro	Sell	4/18/12	1,400,874	1,388,763	(12,111)

	Japanese Yen	Buy	4/18/12	650,915	644,288	6,627

	Japanese Yen	Sell	4/18/12	650,915	663,877	12,962

	Mexican Peso	Sell	4/18/12	88,422	87,983	(439)

	New Zealand Dollar	Buy	4/18/12	1,145	1,159	(14)

	New Zealand Dollar	Sell	4/18/12	1,145	1,130	(15)

	Norwegian Krone	Buy	4/18/12	361,106	357,460	3,646

	Norwegian Krone	Sell	4/18/12	361,107	366,232	5,125

	Polish Zloty	Sell	4/18/12	28,519	26,905	(1,614)

	Singapore Dollar	Sell	4/18/12	151,070	151,762	692

	South African Rand	Buy	4/18/12	32,129	35,688	(3,559)

	South Korean Won	Buy	4/18/12	120,322	121,866	(1,544)

	Swedish Krona	Buy	4/18/12	1,588,021	1,572,433	15,588

	Swiss Franc	Buy	4/18/12	1,235,056	1,231,033	4,023

	Taiwan Dollar	Sell	4/18/12	121,867	122,229	362

	Turkish Lira	Buy	4/18/12	75,465	78,415	(2,950)

Credit Suisse AG

	Australian Dollar	Sell	4/18/12	401,538	457,520	55,982

	Brazilian Real	Buy	4/18/12	108,422	123,385	(14,963)

	British Pound	Buy	4/18/12	649,494	660,266	(10,772)

	Canadian Dollar	Buy	4/18/12	602,146	607,129	(4,983)

	Canadian Dollar	Sell	4/18/12	602,146	605,479	3,333

	Chilean Peso	Buy	4/18/12	118,481	119,580	(1,099)

	Czech Koruna	Sell	4/18/12	247,089	245,104	(1,985)

	Euro	Buy	4/18/12	691,301	690,980	321

	Hungarian Forint	Buy	4/18/12	123,883	124,840	(957)

	Hungarian Forint	Sell	4/18/12	123,883	119,994	(3,889)

	Japanese Yen	Buy	4/18/12	1,349,771	1,416,737	(66,966)

	Mexican Peso	Sell	4/18/12	103,446	106,029	2,583

	New Zealand Dollar	Sell	4/18/12	115,580	117,118	1,538

	Norwegian Krone	Sell	4/18/12	582,411	564,491	(17,920)

	Polish Zloty	Buy	4/18/12	119,536	119,107	429

	Singapore Dollar	Sell	4/18/12	151,149	151,747	598

	South African Rand	Buy	4/18/12	242,552	243,826	(1,274)

	South African Rand	Sell	4/18/12	242,552	243,456	904

	South Korean Won	Buy	4/18/12	117,804	120,846	(3,042)

	Swedish Krona	Buy	4/18/12	821,949	811,083	10,866

	Swiss Franc	Sell	4/18/12	412,387	413,492	1,105

	Taiwan Dollar	Sell	4/18/12	508	241	(267)

	Turkish Lira	Buy	4/18/12	76,024	78,550	(2,526)

71

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $152,932,250) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG

	Australian Dollar	Buy	4/18/12	$711,145	$738,404	$(27,259)

	Australian Dollar	Sell	4/18/12	711,145	725,455	14,310

	Brazilian Real	Buy	4/18/12	38,215	45,744	(7,529)

	British Pound	Buy	4/18/12	1,085,476	1,075,366	10,110

	British Pound	Sell	4/18/12	1,085,476	1,082,011	(3,465)

	Canadian Dollar	Buy	4/18/12	189,423	191,387	(1,964)

	Canadian Dollar	Sell	4/18/12	189,423	190,741	1,318

	Czech Koruna	Sell	4/18/12	248,483	247,111	(1,372)

	Euro	Sell	4/18/12	750,120	758,515	8,395

	Mexican Peso	Sell	4/18/12	45,792	45,761	(31)

	New Zealand Dollar	Buy	4/18/12	3,272	3,314	(42)

	New Zealand Dollar	Sell	4/18/12	3,272	3,229	(43)

	Norwegian Krone	Buy	4/18/12	747,643	740,784	6,859

	Norwegian Krone	Sell	4/18/12	747,643	758,025	10,382

	Polish Zloty	Buy	4/18/12	116,934	115,570	1,364

	Singapore Dollar	Sell	4/18/12	151,149	151,818	669

	South African Rand	Buy	4/18/12	241,070	244,935	(3,865)

	South African Rand	Sell	4/18/12	241,069	240,759	(310)

	South Korean Won	Buy	4/18/12	120,645	122,106	(1,461)

	Swedish Krona	Buy	4/18/12	998,070	987,609	10,461

	Swedish Krona	Sell	4/18/12	998,070	977,147	(20,923)

	Swiss Franc	Buy	4/18/12	78,001	77,735	266

	Swiss Franc	Sell	4/18/12	78,001	75,629	(2,372)

	Turkish Lira	Buy	4/18/12	196,043	197,689	(1,646)

Goldman Sachs International

	Australian Dollar	Buy	4/18/12	1,795,597	1,896,824	(101,227)

	British Pound	Buy	4/18/12	1,921,134	1,894,678	26,456

	British Pound	Sell	4/18/12	1,921,134	1,915,013	(6,121)

	Canadian Dollar	Sell	4/18/12	2,187,590	2,217,007	29,417

	Chilean Peso	Buy	4/18/12	120,401	121,188	(787)

	Czech Koruna	Sell	4/18/12	244,044	241,687	(2,357)

	Euro	Sell	4/18/12	3,640,565	3,643,443	2,878

	Japanese Yen	Sell	4/18/12	1,172,301	1,183,136	10,835

	Norwegian Krone	Buy	4/18/12	39,557	40,096	(539)

	Norwegian Krone	Sell	4/18/12	39,557	38,876	(681)

	Polish Zloty	Buy	4/18/12	74,156	74,082	74

	Singapore Dollar	Sell	4/18/12	120,919	121,511	592

	South African Rand	Buy	4/18/12	456,228	463,857	(7,629)

	South Korean Won	Buy	4/18/12	120,356	121,903	(1,547)

	Swedish Krona	Buy	4/18/12	620,057	613,686	6,371

	Swedish Krona	Sell	4/18/12	620,057	607,116	(12,941)

	Swiss Franc	Buy	4/18/12	118,775	115,169	3,606

	Swiss Franc	Sell	4/18/12	118,775	118,378	(397)

	Taiwan Dollar	Sell	4/18/12	122,192	122,766	574

	Turkish Lira	Buy	4/18/12	196,043	198,108	(2,065)

72

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $152,932,250) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/18/12	$2,551,222	$2,647,953	$(96,731)

	British Pound	Sell	4/18/12	2,611,548	2,600,733	(10,815)

	Canadian Dollar	Buy	4/18/12	1,904	1,926	(22)

	Canadian Dollar	Sell	4/18/12	1,904	1,915	11

	Czech Koruna	Sell	4/18/12	244,044	241,689	(2,355)

	Euro	Buy	4/18/12	515,108	509,243	5,865

	Euro	Sell	4/18/12	515,108	510,069	(5,039)

	Japanese Yen	Buy	4/18/12	488,481	511,197	(22,716)

	New Zealand Dollar	Buy	4/18/12	1,718	1,739	(21)

	New Zealand Dollar	Sell	4/18/12	1,718	1,695	(23)

	Norwegian Krone	Buy	4/18/12	795,835	807,202	(11,367)

	Norwegian Krone	Sell	4/18/12	795,835	788,378	(7,457)

	Singapore Dollar	Sell	4/18/12	151,149	151,794	645

	South Korean Won	Buy	4/18/12	118,271	119,301	(1,030)

	Swedish Krona	Buy	4/18/12	8,731	8,642	89

	Swedish Krona	Sell	4/18/12	8,731	8,477	(254)

	Swiss Franc	Buy	4/18/12	188,134	183,906	4,228

	Swiss Franc	Sell	4/18/12	188,134	187,521	(613)

	Turkish Lira	Buy	4/18/12	76,639	77,777	(1,138)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	4/18/12	344,663	303,385	(41,278)

	Brazilian Real	Buy	4/18/12	109,951	121,493	(11,542)

	British Pound	Sell	4/18/12	408,633	393,304	(15,329)

	Canadian Dollar	Sell	4/18/12	260,081	273,366	13,285

	Czech Koruna	Sell	4/18/12	309,225	307,089	(2,136)

	Euro	Buy	4/18/12	1,267,095	1,274,034	(6,939)

	Hong Kong Dollar	Buy	4/18/12	267,248	267,480	(232)

	Japanese Yen	Buy	4/18/12	1,629,161	1,659,995	(30,834)

	Mexican Peso	Sell	4/18/12	39,383	40,424	1,041

	New Zealand Dollar	Buy	4/18/12	3,272	3,314	(42)

	New Zealand Dollar	Sell	4/18/12	3,272	3,229	(43)

	Norwegian Krone	Buy	4/18/12	891,341	893,089	(1,748)

	Norwegian Krone	Sell	4/18/12	891,342	903,172	11,830

	Polish Zloty	Buy	4/18/12	119,086	120,805	(1,719)

	Singapore Dollar	Sell	4/18/12	201,585	202,477	892

	South African Rand	Buy	4/18/12	367,621	371,082	(3,461)

	South African Rand	Sell	4/18/12	367,620	371,533	3,913

	South Korean Won	Buy	4/18/12	120,213	121,669	(1,456)

	Swedish Krona	Buy	4/18/12	480,402	481,186	(784)

	Swiss Franc	Sell	4/18/12	412,387	414,140	1,753

	Taiwan Dollar	Sell	4/18/12	122,531	122,957	426

	Turkish Lira	Buy	4/18/12	75,521	77,694	(2,173)

73

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $152,932,250) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	4/18/12	$461,412	$470,687	$(9,275)

	Australian Dollar	Sell	4/18/12	461,412	479,156	17,744

	Brazilian Real	Buy	4/18/12	226,399	244,351	(17,952)

	British Pound	Sell	4/18/12	2,605,974	2,599,478	(6,496)

	Canadian Dollar	Buy	4/18/12	640,832	644,556	(3,724)

	Canadian Dollar	Sell	4/18/12	640,833	644,079	3,246

	Czech Koruna	Sell	4/18/12	309,037	307,771	(1,266)

	Euro	Buy	4/18/12	1,894,108	1,895,285	(1,177)

	Hungarian Forint	Sell	4/18/12	120,764	120,044	(720)

	Hungarian Forint	Sell	4/18/12	120,764	120,044	(720)

	Japanese Yen	Buy	4/18/12	403,448	440,589	(37,141)

	Mexican Peso	Sell	4/18/12	208,462	214,043	5,581

	New Zealand Dollar	Buy	4/18/12	3,272	3,316	(44)

	New Zealand Dollar	Sell	4/18/12	3,272	3,229	(43)

	Norwegian Krone	Sell	4/18/12	408,333	388,326	(20,007)

	Polish Zloty	Buy	4/18/12	123,165	124,435	(1,270)

	Singapore Dollar	Sell	4/18/12	243,032	244,091	1,059

	South African Rand	Sell	4/18/12	362,859	369,501	6,642

	South Korean Won	Buy	4/18/12	120,453	120,656	(203)

	Swedish Krona	Buy	4/18/12	27,931	24,789	3,142

	Swiss Franc	Buy	4/18/12	183,702	179,577	4,125

	Swiss Franc	Sell	4/18/12	183,702	183,140	(562)

	Taiwan Dollar	Sell	4/18/12	1,267	1,512	245

	Turkish Lira	Buy	4/18/12	121,751	120,809	942

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/18/12	1,833,758	1,934,213	(100,455)

	Brazilian Real	Buy	4/18/12	107,331	125,362	(18,031)

	British Pound	Buy	4/18/12	409,113	404,789	4,324

	Canadian Dollar	Buy	4/18/12	2,279,896	2,304,320	(24,424)

	Chilean Peso	Buy	4/18/12	120,683	121,550	(867)

	Czech Koruna	Sell	4/18/12	371,355	369,202	(2,153)

	Euro	Buy	4/18/12	121,374	119,407	1,967

	Hungarian Forint	Buy	4/18/12	119,560	121,241	(1,681)

	Japanese Yen	Sell	4/18/12	2,134,693	2,178,532	43,839

	Mexican Peso	Sell	4/18/12	81,874	82,999	1,125

	New Zealand Dollar	Buy	4/18/12	3,763	3,808	(45)

	New Zealand Dollar	Sell	4/18/12	3,763	3,714	(49)

	Norwegian Krone	Sell	4/18/12	410,878	396,118	(14,760)

	Polish Zloty	Buy	4/18/12	64,264	64,990	(726)

	Singapore Dollar	Sell	4/18/12	151,308	151,959	651

	South African Rand	Buy	4/18/12	393,271	401,462	(8,191)

	South Korean Won	Buy	4/18/12	118,962	122,520	(3,558)

	Swedish Krona	Buy	4/18/12	2,106,263	2,083,195	23,068

	Swiss Franc	Sell	4/18/12	412,387	406,255	(6,132)

74

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $152,932,250) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Taiwan Dollar	Sell	4/18/12	$1,288	$1,742	$454

	Turkish Lira	Buy	4/18/12	118,565	124,449	(5,884)

UBS AG

	Australian Dollar	Buy	4/18/12	768,226	781,327	(13,101)

	Australian Dollar	Sell	4/18/12	768,226	798,677	30,451

	Brazilian Real	Buy	4/18/12	353,765	373,111	(19,346)

	Brazilian Real	Sell	4/18/12	353,764	359,718	5,954

	British Pound	Buy	4/18/12	9,353,935	9,332,781	21,154

	Canadian Dollar	Buy	4/18/12	405,506	430,016	(24,510)

	Czech Koruna	Sell	4/18/12	372,673	372,952	279

	Euro	Sell	4/18/12	4,011,624	4,019,140	7,516

	Hungarian Forint	Buy	4/18/12	114,497	114,062	435

	Japanese Yen	Buy	4/18/12	1,768,746	1,818,019	(49,273)

	Mexican Peso	Sell	4/18/12	98,279	105,022	6,743

	New Zealand Dollar	Buy	4/18/12	2,863	2,897	(34)

	New Zealand Dollar	Sell	4/18/12	2,863	2,826	(37)

	Norwegian Krone	Buy	4/18/12	2,858,071	2,908,176	(50,105)

	Polish Zloty	Buy	4/18/12	122,779	123,105	(326)

	Singapore Dollar	Sell	4/18/12	151,149	151,879	730

	South African Rand	Buy	4/18/12	492,623	499,755	(7,132)

	South Korean Won	Buy	4/18/12	117,946	121,002	(3,056)

	Swedish Krona	Buy	4/18/12	3,275,832	3,237,319	38,513

	Swiss Franc	Sell	4/18/12	407,512	402,959	(4,553)

	Taiwan Dollar	Sell	4/18/12	1,840	2,045	205

	Turkish Lira	Buy	4/18/12	73,677	78,646	(4,969)

Westpac Banking Corp.

	Australian Dollar	Buy	4/18/12	1,278,137	1,342,093	(63,956)

	British Pound	Buy	4/18/12	431,344	435,279	(3,935)

	Canadian Dollar	Buy	4/18/12	946,215	954,859	(8,644)

	Canadian Dollar	Sell	4/18/12	946,214	943,978	(2,236)

	Euro	Buy	4/18/12	2,282,212	2,278,381	3,831

	Japanese Yen	Sell	4/18/12	2,639,969	2,714,118	74,149

	Mexican Peso	Sell	4/18/12	240,961	243,578	2,617

	New Zealand Dollar	Buy	4/18/12	4,581	4,637	(56)

	New Zealand Dollar	Sell	4/18/12	4,581	4,521	(60)

	Norwegian Krone	Sell	4/18/12	41,506	65,476	23,970

	Swedish Krona	Buy	4/18/12	426,564	416,933	9,631

	Swedish Krona	Sell	4/18/12	426,564	421,963	(4,601)

Total						$(301,371)

75

FUTURES CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	1	$120,244	Jun-12	$(283)

Euro STOXX 50 Index (Short)	268	8,610,525	Jun-12	102,762

Euro-CAC 40 Index (Long)	107	4,886,962	Apr-12	(179,323)

Euro-Swiss Franc 3 Month (Short)	22	6,086,131	Jun-12	(60,038)

Euro-Swiss Franc 3 Month (Short)	22	6,085,521	Dec-12	(80,975)

Japanese Government Bond
10 yr Mini (Short)	8	1,372,091	Jun-12	2,184

MSCI EAFE Index Mini (Short)	339	26,130,120	Jun-12	(409,878)

NASDAQ 100 Index E-Mini (Short)	84	4,621,260	Jun-12	(247,296)

Russell 2000 Index Mini (Short)	147	12,167,190	Jun-12	(447,065)

S&P 500 Index (Long)	2	701,600	Jun-12	28,093

S&P 500 Index E-Mini (Long)	118	8,279,175	Jun-12	331,934

S&P 500 Index E-Mini (Short)	427	29,959,388	Jun-12	(990,398)

S&P Mid Cap 400 Index E-Mini (Long)	87	8,633,010	Jun-12	218,090

S&P Mid Cap 400 Index E-Mini (Short)	18	1,786,140	Jun-12	(56,016)

Tokyo Price Index (Long)	94	9,732,753	Jun-12	204,514

U.S. Treasury Bond 30 yr (Long)	222	30,580,500	Jun-12	(780,883)

U.S. Treasury Bond 30 yr (Short)	22	3,030,500	Jun-12	77,130

U.S. Treasury Bond Ultra 30 yr (Long)	59	8,907,156	Jun-12	(307,737)

U.S. Treasury Note 2 yr (Long)	294	64,721,344	Jun-12	(37,308)

U.S. Treasury Note 2 yr (Short)	40	8,805,625	Jun-12	4,299

U.S. Treasury Note 5 yr (Long)	213	26,100,820	Jun-12	(135,194)

U.S. Treasury Note 10 yr (Short)	16	2,071,750	Jun-12	23,149

Total				$(2,740,239)

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $4,696,754) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	$526,281	Aug-16/4.35	$58,030

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	2,241,541	Aug-16/4.28	101,636

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	2,241,541	Aug-16/4.28	238,096

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	2,275,397	Aug-16/4.68	83,314

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	2,275,397	Aug-16/4.68	295,322

76

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $4,696,754) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026.	$1,896,164	Jul-16/4.67	$69,771

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026.	1,896,164	Jul-16/4.67	245,041

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	758,466	Jul-16/4.80	25,968

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	758,466	Jul-16/4.80	104,184

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 2026.	1,780,510	Jul-16/4.79	61,162

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 2026.	1,780,510	Jul-16/4.79	243,784

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026.	1,890,634	Jul-16/4.74	66,522

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026.	1,890,634	Jul-16/4.74	252,897

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.86% versus the
three month USD-LIBOR-BBA maturing June 2026.	1,206,318	Jun-16/5.86	23,686

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.86% versus the
three month USD-LIBOR-BBA maturing June 2026.	1,206,318	Jun-16/4.86	171,087

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.61% versus the
three month USD-LIBOR-BBA maturing June 2021.	2,236,010	Jun-16/4.61	41,775

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.61% versus the
three month USD-LIBOR-BBA maturing June 2021.	2,236,010	Jun-16/4.61	180,050

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing June 2026.	5,083,787	Jun-16/4.77	171,156

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing June 2026.	5,083,787	Jun-16/4.77	694,986

77

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $4,696,754) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.155% versus
the three month USD-LIBOR-BBA maturing June 2021.	$4,601,490	Jun-16/5.155	$66,515

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.64% versus
the three month USD-LIBOR-BBA maturing June 2021.	5,700,000	Jun-16/4.64	103,968

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 5.655%
versus the three month USD-LIBOR-BBA maturing
June 2021.	10,600,000	Jun-16/5.655	123,861

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.155% versus the
three month USD-LIBOR-BBA maturing June 2021.	4,601,490	Jun-16/4.155	300,597

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.64% versus the
three month USD-LIBOR-BBA maturing June 2021.	5,700,000	Jun-16/4.64	467,634

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 3.655%
versus the three month USD-LIBOR-BBA maturing
June 2021.	10,600,000	Jun-16/3.655	526,534

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.3625% versus the three month USD-LIBOR-BBA
maturing January 2023.	196,000	Jan-13/2.3625	4,130

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.355% versus the three month USD-LIBOR-BBA
maturing December 2022.	196,000	Dec-12/2.355	4,051

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.345% versus the three month USD-LIBOR-BBA
maturing December 2022.	196,000	Dec-12/2.345	3,916

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.335% versus the three month USD-LIBOR-BBA
maturing November 2022.	196,000	Nov-12/2.335	3,777

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.32% versus the three month USD-LIBOR-BBA
maturing November 2022.	196,000	Nov-12/2.32	3,628

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.443% versus the three month USD-LIBOR-BBA
maturing October 2022.	698,000	Oct-12/2.443	16,305

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.419% versus the three month USD-LIBOR-BBA
maturing September 2022.	698,000	Sep-12/2.419	14,895

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4475% versus the three month USD-LIBOR-BBA
maturing August 2022.	2,127,000	Aug-12/2.4475	47,368

78

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $4,696,754) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.394% versus the three month USD-LIBOR-BBA
maturing August 2022.	$698,000	Aug-12/2.394	$13,374

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.6825% versus the three month USD-LIBOR-BBA
maturing July 2022.	226,000	Jul-12/2.6825	8,111

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	168,000	Jul-12/2.1714	1,534

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	168,000	Jul-12/2.1714	1,534

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	168,000	Jul-12/2.1714	1,534

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.1714% versus the
three month USD-LIBOR-BBA maturing July 2022.	168,000	Jul-12/2.1714	1,534

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.1714% versus
the three month USD-LIBOR-BBA maturing July 2022.	168,000	Jul-12/2.1714	1,534

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.6075% versus the
three month USD-LIBOR-BBA maturing July 2022.	1,593,000	Jul-12/2.6075	48,730

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.6075% versus the three month USD-LIBOR-BBA
maturing July 2022.	1,593,000	Jul-12/2.6075	48,730

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.61875% versus the three month USD-LIBOR-BBA
maturing July 2022.	1,593,000	Jul-12/2.61875	49,781

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.372% versus the three month USD-LIBOR-BBA
maturing July 2022.	698,000	Jul-12/2.372	11,712

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.183% versus the three month USD-LIBOR-BBA
maturing June 2022.	164,000	Jun-12/2.183	1,289

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.183% versus the three month USD-LIBOR-BBA
maturing June 2022.	164,000	Jun-12/2.183	1,289

79

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $4,696,754) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.183% versus
the three month USD-LIBOR-BBA maturing June 2022.	$164,000	Jun-12/2.183	$1,289

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 2.183%
versus the three month USD-LIBOR-BBA maturing
June 2022.	164,000	Jun-12/2.183	1,289

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 2.183%
versus the three month USD-LIBOR-BBA maturing
June 2022.	164,000	Jun-12/2.183	1,289

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.346% versus the three month USD-LIBOR-BBA
maturing June 2022.	698,000	Jun-12/2.346	9,646

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.324% versus the three month USD-LIBOR-BBA
maturing May 2022.	698,000	May-12/2.324	7,259

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.60% versus the three month USD-LIBOR-BBA
maturing April 2022.	311,000	Apr-12/2.60	8,640

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.111% versus the three month USD-LIBOR-BBA
maturing April 2022.	248,000	Apr-12/2.111	345

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.111% versus the three month USD-LIBOR-BBA
maturing April 2022.	248,000	Apr-12/2.111	345

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.111% versus the
three month USD-LIBOR-BBA maturing April 2022.	248,000	Apr-12/2.111	345

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.111% versus
the three month USD-LIBOR-BBA maturing April 2022.	248,000	Apr-12/2.111	345

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 2.111%
versus the three month USD-LIBOR-BBA maturing
April 2022.	248,000	Apr-12/2.111	345

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.498% versus
the three month USD-LIBOR-BBA maturing April 2022.	1,533,000	Apr-12/2.498	28,958

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.498% versus the three month USD-LIBOR-BBA
maturing April 2022.	1,533,000	Apr-12/2.498	28,958

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	1,533,000	Apr-12/2.4275	20,220

80

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $4,696,754) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 2.4275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	$1,533,000	Apr-12/2.4275	$20,220

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	1,533,000	Apr-12/2.4275	20,220

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4275% versus the
three month USD-LIBOR-BBA maturing April 2022.	1,533,000	Apr-12/2.4275	20,220

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.4275% versus
the three month USD-LIBOR-BBA maturing April 2022.	1,533,000	Apr-12/2.4275	20,220

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	1,533,000	Apr-12/2.4275	20,220

Total			$5,216,705

TBA SALE COMMITMENTS OUTSTANDING at 3/31/12 (proceeds receivable $27,963,398) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association 4s,
April 1, 2042	$9,000,000	4/12/12	$9,435,235

Federal National Mortgage Association 3 1/2s,
April 1, 2042	18,000,000	4/12/12	18,483,750

Total			$27,918,985

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
	$12,360,000	$—	3/23/14	3 month USD-
				LIBOR-BBA	0.643%	$15,504

	1,729,000	—	3/23/17	1.4045%	3 month USD-
					LIBOR-BBA	(11,815)

	17,395,000	—	3/23/22	3 month USD-
				LIBOR-BBA	2.388%	167,551

	647,000	—	3/23/42	3 month USD-
				LIBOR-BBA	3.0995%	6,768

	1,880,000	—	3/29/22	2.24312%	3 month USD-
					LIBOR-BBA	7,773

CAD	847,000	—	3/12/14	1.385%	3 month CAD-
					BA-CDOR	120

CAD	3,283,000	—	3/12/17	1.756%	3 month CAD-
					BA-CDOR	14,570

CAD	363,000	—	3/12/22	2.416%	3 month CAD-
					BA-CDOR	4,463

81

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC
$7,987,000	$(19,968)	3/23/14	0.52%	3 month USD-
				LIBOR-BBA	$(10,359)

248,000 E	—	4/11/22	2.265%	3 month USD-
				LIBOR-BBA	799

353,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	4,088

4,518,000	—	3/14/14	0.57%	3 month USD-
				LIBOR-BBA	414

1,317,000	—	3/14/17	3 month USD-
			LIBOR-BBA	1.136%	(6,533)

737,000	—	3/14/42	3 month USD-
			LIBOR-BBA	2.84%	(27,901)

1,345,000	—	3/14/22	2.08%	3 month USD-
				LIBOR-BBA	22,722

1,581,000	—	3/14/17	3 month USD-
			LIBOR-BBA	1.133%	(8,066)

1,844,000	—	3/14/22	2.078%	3 month USD-
				LIBOR-BBA	31,491

170,000	—	3/14/42	2.834%	3 month USD-
				LIBOR-BBA	6,643

879,000	—	3/14/22	3 month USD-
			LIBOR-BBA	2.0975%	(13,437)

6,981,000	—	3/15/22	3 month USD-
			LIBOR-BBA	2.18551%	(57,749)

24,950,000	—	3/15/14	0.5965%	3 month USD-
				LIBOR-BBA	(10,016)

50,585,000	—	3/15/17	3 month USD-
			LIBOR-BBA	1.1815%	(181,527)

28,280,000	—	3/15/22	2.1255%	3 month USD-
				LIBOR-BBA	389,670

17,160,000	—	3/15/42	3 month USD-
			LIBOR-BBA	2.8737%	(594,705)

663,000	—	3/19/14	3 month USD-
			LIBOR-BBA	0.624%	608

201,000	—	3/19/17	3 month USD-
			LIBOR-BBA	1.324%	623

948,000	—	3/19/22	2.33%	3 month USD-
				LIBOR-BBA	(4,347)

46,000	—	3/19/42	3.083%	3 month USD-
				LIBOR-BBA	(342)

1,742,000	—	3/20/14	3 month USD-
			LIBOR-BBA	0.6362%	2,015

383,000	—	3/20/17	3 month USD-
			LIBOR-BBA	1.37%	2,038

107,000	—	3/20/22	3 month USD-
			LIBOR-BBA	2.3975%	1,148

2,204,000	—	3/20/14	3 month USD-
			LIBOR-BBA	0.642%	2,795

82

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
	$663,000	$—	3/20/17	3 month USD-
				LIBOR-BBA	1.386%	$4,041

	3,160,000	—	3/20/22	2.405%	3 month USD-
					LIBOR-BBA	(36,078)

	145,000	—	3/20/42	3.151%	3 month USD-
					LIBOR-BBA	(3,062)

	652,000	—	3/26/22	2.355%	3 month USD-
					LIBOR-BBA	(4,074)

	628,000	—	3/30/22	2.264%	3 month USD-
					LIBOR-BBA	1,440

	725,000	—	3/30/14	3 month USD-
				LIBOR-BBA	0.566%	(254)

	940,000	—	4/02/22	2.2325%	3 month USD-
					LIBOR-BBA	5,208

AUD	1,754,000	—	3/20/17	6 month AUD-
				BBR-BBSW	4.52%	10,595

AUD	1,286,000	—	3/20/22	4.82%	6 month AUD-
					BBR-BBSW	(5,544)

AUD	1,814,000	—	3/20/14	4.205%	3 month AUD-
					BBR-BBSW	(7,361)

AUD	745,000	—	3/20/22	4.82%	6 month AUD-
					BBR-BBSW	(3,212)

AUD	4,740,000	—	3/20/17	4.52%	6 month AUD-
					BBR-BBSW	(28,633)

AUD	1,693,000	—	3/16/17	6 month AUD-
				BBR-BBSW	4.71%	25,183

AUD	699,000	—	3/16/22	6 month AUD-
				BBR-BBSW	5.0175%	14,398

EUR	4,903,000	—	3/23/14	6 month EUR-
				EURIBOR-
				REUTERS	1.105%	2,844

EUR	4,902,000	—	3/23/17	1.66%	6 month EUR-
					EURIBOR-
					REUTERS	(25,411)

EUR	1,907,000	—	3/23/22	2.375%	6 month EUR-
					EURIBOR-
					REUTERS	(18,605)

EUR	327,000	—	3/23/42	6 month EUR-
				EURIBOR-
				REUTERS	2.635%	7,023

EUR	1,948,000	—	3/28/14	1.097%	6 month EUR-
					EURIBOR-
					REUTERS	(1,037)

EUR	572,000	—	3/28/22	6 month EUR-
				EURIBOR-
				REUTERS	2.375%	5,436

EUR	2,141,000	—	3/28/17	6 month EUR-
				EURIBOR-
				REUTERS	1.643%	8,465

83

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
EUR	162,000	$—	3/28/42	2.627%	6 month EUR-
					EURIBOR-
					REUTERS	$(3,093)

GBP	1,140,000	—	1/23/22	2.4275%	6 month GBP-
					LIBOR-BBA	(2,148)

GBP	290,000	—	2/17/17	6 month GBP-
				LIBOR-BBA	1.6575%	1,536

GBP	149,000	—	2/17/22	6 month GBP-
				LIBOR-BBA	2.48%	1,249

GBP	3,362,000	—	3/20/14	6 month GBP-
				LIBOR-BBA	1.2925%	6,344

GBP	260,000	—	3/20/42	6 month GBP-
				LIBOR-BBA	3.3325%	8,495

GBP	1,071,000	—	3/26/17	6 month GBP-
				LIBOR-BBA	1.7005%	7,619

GBP	3,460,000	—	3/26/14	1.2825%	6 month GBP-
					LIBOR-BBA	(5,473)

JPY	423,532,000	—	2/13/17	6 month JPY-
				LIBOR-BBA	0.48%	1,267

JPY	211,766,000	—	2/16/17	6 month JPY-
				LIBOR-BBA	0.4675%	(873)

JPY	423,532,000	—	2/17/17	6 month JPY-
				LIBOR-BBA	0.44125%	(8,427)

JPY	1,648,600,000	—	3/6/14	6 month JPY-
				LIBOR-BBA	0.34375%	(1,548)

JPY	665,800,000	—	3/6/17	0.4725%	6 month JPY-
					LIBOR-BBA	2,782

JPY	1,275,700,000	—	3/30/14	0.3525%	6 month JPY-
					LIBOR-BBA	(1,012)

JPY	170,000,000	—	3/30/17	0.4925%	6 month JPY-
					LIBOR-BBA	(633)

JPY	119,000,000	—	3/30/22	6 month JPY-
				LIBOR-BBA	1.04375%	1,249

JPY	65,700,000	—	3/30/42	6 month JPY-
				LIBOR-BBA	1.9175%	2,109

Citibank, N.A.
	$141,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	(1,579)

	353,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	4,088

	11,033,000	—	3/23/14	0.646%	3 month USD-
					LIBOR-BBA	(14,509)

	53,932,000	—	3/23/14	3 month USD-
				LIBOR-BBA	0.646%	70,922

	10,303,000	—	3/23/17	3 month USD-
				LIBOR-BBA	1.4259%	81,170

	15,875,000	—	3/23/17	1.4259%	3 month USD-
					LIBOR-BBA	(125,068)

84

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
$7,439,000	$—	3/23/22	2.4285%	3 month USD-
				LIBOR-BBA	$(99,319)

10,097,000	—	3/23/22	3 month USD-
			LIBOR-BBA	2.4285%	134,806

9,677,000	—	3/23/42	3 month USD-
			LIBOR-BBA	3.1348%	170,393

3,721,000	—	3/23/14	3 month USD-
			LIBOR-BBA	0.643%	4,667

410,000	—	3/23/17	1.412%	3 month USD-
				LIBOR-BBA	(2,950)

1,988,000	—	3/23/22	2.407%	3 month USD-
				LIBOR-BBA	(22,616)

940,000	—	3/30/22	2.248%	3 month USD-
				LIBOR-BBA	3,528

Credit Suisse International
353,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	4,088

183,000 E	—	8/17/22	3 month USD-
			LIBOR-BBA	2.4475%	496

60,718,000	—	3/19/14	3 month USD-
			LIBOR-BBA	0.651%	88,403

42,040,000	—	3/19/17	1.377%	3 month USD-
				LIBOR-BBA	(239,122)

6,277,000	—	3/19/22	3 month USD-
			LIBOR-BBA	2.388%	62,236

3,106,000	—	3/19/42	3.1405%	3 month USD-
				LIBOR-BBA	(59,218)

550,000	—	3/19/42	3 month USD-
			LIBOR-BBA	3.1405%	10,486

3,818,000	—	3/19/22	2.388%	3 month USD-
				LIBOR-BBA	(37,855)

157,000	—	3/19/42	3.075%	3 month USD-
				LIBOR-BBA	(913)

1,868,000	—	3/19/22	2.35125%	3 month USD-
				LIBOR-BBA	(12,203)

11,878,000	—	3/20/14	3 month USD-
			LIBOR-BBA	0.64%	14,582

4,929,000	—	3/20/17	1.38625%	3 month USD-
				LIBOR-BBA	(30,095)

1,543,000	—	3/20/22	2.406%	3 month USD-
				LIBOR-BBA	(17,756)

764,000	—	3/20/42	3 month USD-
			LIBOR-BBA	3.14%	14,426

1,868,000	—	3/20/22	2.383%	3 month USD-
				LIBOR-BBA	(17,560)

1,913,000	—	3/22/14	3 month USD-
			LIBOR-BBA	0.65125%	2,719

85

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$1,120,000	$—	3/22/17	3 month USD-
				LIBOR-BBA	1.4425%	$9,788

	925,000	—	3/22/22	3 month USD-
				LIBOR-BBA	2.4425%	13,615

	75,000	—	3/22/42	3.17%	3 month USD-
					LIBOR-BBA	(1,860)

	1,749,000	—	3/27/22	2.311%	3 month USD-
					LIBOR-BBA	(3,832)

	15,093,000	—	3/28/14	0.6075%	3 month USD-
					LIBOR-BBA	(7,518)

	1,857,000	—	3/28/22	3 month USD-
				LIBOR-BBA	2.358%	11,985

	2,590,000	—	3/28/17	3 month USD-
				LIBOR-BBA	1.356%	10,776

	580,000	—	3/28/42	3.085%	3 month USD-
					LIBOR-BBA	(4,150)

	2,971,000	—	4/02/14	3 month USD-
				LIBOR-BBA	0.576%	(446)

CAD	595,000	—	3/12/22	2.416%	3 month CAD-
					BA-CDOR	7,316

CAD	1,067,000	—	3/12/17	3 month CAD-
				BA-CDOR	1.756%	(4,735)

CAD	1,300,000	—	3/20/17	2.04125%	3 month CAD-
					BA-CDOR	(11,693)

CAD	893,000	—	3/21/22	3 month CAD-
				BA-CDOR	2.695%	10,983

CHF	12,133,000	—	3/14/14	6 month CHF-
				LIBOR-BBA	0.17%	(5,998)

CHF	2,577,000	—	3/14/17	6 month CHF-
				LIBOR-BBA	0.43%	(7,428)

CHF	3,362,000	—	3/19/14	0.2575%	6 month CHF-
					LIBOR-BBA	(4,703)

CHF	1,665,000	—	3/19/17	0.5525%	6 month CHF-
					LIBOR-BBA	(6,251)

CHF	1,390,000	—	3/19/22	6 month CHF-
				LIBOR-BBA	1.1675%	7,209

CHF	5,887,000	—	3/22/14	6 month CHF-
				LIBOR-BBA	0.2275%	4,037

CHF	341,000	—	3/22/22	1.2275%	6 month CHF-
					LIBOR-BBA	(3,976)

CHF	293,000	—	3/22/17	6 month CHF-
				LIBOR-BBA	0.58%	1,522

CHF	1,640,000	—	3/27/22	6 month CHF-
				LIBOR-BBA	1.1275%	(250)

CHF	826,000	—	3/29/22	6 month CHF-
				LIBOR-BBA	1.15%	2,249

GBP	583,000	—	3/21/22	2.60%	6 month GBP-
					LIBOR-BBA	(13,301)

86

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
SEK	4,120,000	$—	1/23/22	2.30%	3 month SEK-
					STIBOR-SIDE	$18,065

SEK	4,120,000	—	1/25/22	2.4275%	3 month SEK-
					STIBOR-SIDE	11,084

SEK	4,120,000	—	2/20/22	3 month SEK-
				STIBOR-SIDE	2.38%	(13,559)

SEK	2,082,000	—	2/23/22	2.545%	3 month SEK-
					STIBOR-SIDE	2,292

SEK	2,708,000	—	2/24/22	2.5375%	3 month SEK-
					STIBOR-SIDE	3,251

SEK	4,630,000	—	3/1/14	1.9675%	3 month SEK-
					STIBOR-SIDE	2,367

SEK	470,000	—	3/1/17	2.165%	3 month SEK-
					STIBOR-SIDE	548

SEK	6,811,000	—	3/6/22	3 month SEK-
				STIBOR-SIDE	2.475%	(13,955)

SEK	5,442,000	—	3/13/22	2.43%	3 month SEK-
					STIBOR-SIDE	14,342

SEK	9,505,000	—	3/22/14	3 month SEK-
				STIBOR-SIDE	2.03%	(2,849)

SEK	3,578,000	—	3/22/17	2.33%	3 month SEK-
					STIBOR-SIDE	53

SEK	4,149,000	—	3/22/22	2.72%	3 month SEK-
					STIBOR-SIDE	(4,896)

Deutsche Bank AG
	$71,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	(841)

	353,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	4,088

	286,000 E	—	4/13/22	3 month USD-
				LIBOR-BBA	2.498%	5,137

	864,000	—	3/01/14	0.5815%	3 month USD-
					LIBOR-BBA	(116)

	35,271,000	—	3/05/14	0.567%	3 month USD-
					LIBOR-BBA	4,842

	17,880,000	—	3/05/14	3 month USD-
				LIBOR-BBA	0.567%	(2,454)

	29,503,000	—	3/05/17	1.1673%	3 month USD-
					LIBOR-BBA	111,129

	39,671,000	—	3/05/22	3 month USD-
				LIBOR-BBA	2.133%	(490,305)

	222,000	—	3/05/42	3 month USD-
				LIBOR-BBA	2.856%	(8,333)

	26,061,000	—	3/05/42	2.856%	3 month USD-
					LIBOR-BBA	976,238

	3,128,100	—	3/12/22	3 month USD-
				LIBOR-BBA	2.092%	(52,173)

	1,293,000	—	3/19/22	2.335%	3 month USD-
					LIBOR-BBA	(6,526)

87

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
	$2,192,000	$(60,882)	3/26/22	2.075%	3 month USD-
					LIBOR-BBA	$(18,247)

	353,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	4,088

	286,000 E	—	4/13/22	3 month USD-
				LIBOR-BBA	2.498%	5,137

	5,331,900	—	2/22/14	1 month USD-
				FEDERAL
				FUNDS-H.15	0.1925%	(2,999)

	1,436,000	—	2/23/14	0.19625%	1 month USD-
					FEDERAL
					FUNDS-H.15	682

	7,897,000	—	3/20/14	3 month USD-
				LIBOR-BBA	0.625%	7,266

	2,936,000	—	3/20/17	1.365%	3 month USD-
					LIBOR-BBA	(14,883)

	1,179,000	—	3/20/22	2.3825%	3 month USD-
					LIBOR-BBA	(11,024)

	1,697,000	—	3/20/42	3 month USD-
				LIBOR-BBA	3.1285%	28,099

	1,868,000	—	3/21/22	3 month USD-
				LIBOR-BBA	2.405%	21,227

	72,890,000	—	3/22/14	3 month USD-
				LIBOR-BBA	0.6345%	77,914

	746,000	—	3/22/22	2.413%	3 month USD-
					LIBOR-BBA	(8,961)

	17,312,000	—	3/22/17	1.4097%	3 month USD-
					LIBOR-BBA	(123,620)

	1,154,000	—	3/22/22	3 month USD-
				LIBOR-BBA	2.413%	13,861

	2,878,000	—	3/22/42	3.1405%	3 month USD-
					LIBOR-BBA	(54,203)

	1,881,000	—	3/30/22	3 month USD-
				LIBOR-BBA	2.273125%	(2,733)

	1,880,000	—	4/03/22	3 month USD-
				LIBOR-BBA	2.245%	(8,498)

AUD	720,000	—	3/21/22	5.0175%	6 month AUD-
					BBR-BBSW	(13,625)

CHF	3,667,000	—	3/15/14	6 month CHF-
				LIBOR-BBA	0.18%	(1,044)

CHF	2,553,000	—	3/15/22	1.06%	6 month CHF-
					LIBOR-BBA	16,225

CHF	1,364,000	—	3/26/17	6 month CHF-
				LIBOR-BBA	0.575%	6,481

CHF	820,000	—	3/29/17	6 month CHF-
				LIBOR-BBA	0.53%	1,769

88

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
EUR	730,000	$—	3/23/22	2.385%	6 month EUR-
					EURIBOR-
					REUTERS	$(8,010)

EUR	1,162,000	—	3/26/17	1.6275%	6 month EUR-
					EURIBOR-
					REUTERS	(3,408)

GBP	190,000	—	2/8/22	6 month GBP-
				LIBOR-BBA	2.4825%	1,834

GBP	1,229,000	—	2/8/17	1.625%	6 month GBP-
					LIBOR-BBA	(3,883)

GBP	384,000	—	2/8/42	6 month GBP-
				LIBOR-BBA	3.145%	(10,518)

GBP	5,653,000	—	2/8/14	1 month GBP-
				WMBA-SONIA-
				COMPOUND	0.5175%	(2,659)

GBP	6,163,000	—	2/10/14	1 month GBP-
				WMBA-SONIA-
				COMPOUND	0.505%	(5,362)

GBP	120,000	—	2/17/42	3.2075%	6 month GBP-
					LIBOR-BBA	570

GBP	2,553,200	—	2/17/14	0.5625%	1 month GBP-
					WMBA-SONIA-
					COMPOUND	(4,785)

GBP	2,800,000	—	2/21/14	0.558%	1 month GBP-
					WMBA-SONIA-
					COMPOUND	(2,025)

GBP	519,000	—	2/24/17	6 month GBP-
				LIBOR-BBA	1.565%	(1,126)

GBP	181,000	—	2/24/22	6 month GBP-
				LIBOR-BBA	2.39%	(993)

GBP	250,000	—	2/24/42	3.13125%	6 month GBP-
					LIBOR-BBA	7,448

GBP	2,785,000	—	2/24/14	0.5125%	1 month GBP-
					WMBA-SONIA-
					COMPOUND	2,045

GBP	657,000	—	3/2/17	6 month GBP-
				LIBOR-BBA	1.5475%	(2,537)

GBP	468,000	—	3/2/22	6 month GBP-
				LIBOR-BBA	2.3975%	(2,326)

GBP	58,000	—	3/2/42	6 month GBP-
				LIBOR-BBA	3.135%	(1,688)

GBP	795,000	—	3/2/14	1 month GBP-
				WMBA-SONIA-
				COMPOUND	0.54%	(87)

GBP	103,000	—	3/9/42	3.11%	6 month GBP-
					LIBOR-BBA	3,877

GBP	128,000	—	3/14/42	6 month GBP-
				LIBOR-BBA	3.2575%	1,177

89

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
GBP	724,000	$—	3/14/17	1.6925%	6 month GBP-
					LIBOR-BBA	$(5,100)

GBP	5,373,000	—	3/16/14	6 month GBP-
				LIBOR-BBA	1.31%	12,990

GBP	969,000	—	3/16/17	1.79%	6 month GBP-
					LIBOR-BBA	(14,103)

GBP	550,000	—	3/16/22	2.67%	6 month GBP-
					LIBOR-BBA	(18,468)

GBP	329,000	—	3/16/42	6 month GBP-
				LIBOR-BBA	3.3875%	16,658

SEK	7,197,000	—	2/13/17	2.15%	3 month SEK-
					STIBOR-SIDE	9,496

SEK	7,197,000	—	2/20/17	3 month SEK-
				STIBOR-SIDE	1.995%	(17,074)

SEK	23,072,100	—	2/21/14	3 month SEK-
				STIBOR-SIDE	1.895%	(16,989)

SEK	5,127,400	—	2/21/22	2.485%	3 month SEK-
					STIBOR-SIDE	9,699

SEK	6,964,000	—	2/23/17	2.1575%	3 month SEK-
					STIBOR-SIDE	8,503

SEK	2,720,000	—	3/1/22	3 month SEK-
				STIBOR-SIDE	2.5275%	(3,636)

SEK	5,478,000	—	3/6/17	3 month SEK-
				STIBOR-SIDE	2.115%	(8,372)

SEK	5,468,000	—	3/29/22	3 month SEK-
				STIBOR-SIDE	2.6325%	(837)

JPMorgan Chase Bank NA
	$37,625,000	—	3/26/14	0.6275%	3 month USD-
					LIBOR-BBA	(34,548)

	16,519,000	—	3/26/14	3 month USD-
				LIBOR-BBA	0.6275%	15,168

	19,992,000	—	3/26/17	1.3425%	3 month USD-
					LIBOR-BBA	(71,122)

	614,000	—	3/26/17	3 month USD-
				LIBOR-BBA	1.3425%	2,184

	10,162,000	—	3/26/22	2.3245%	3 month USD-
					LIBOR-BBA	(34,997)

	547,000	—	3/26/42	3.0525%	3 month USD-
					LIBOR-BBA	(375)

	2,103,000	—	3/26/42	3 month USD-
				LIBOR-BBA	3.0525%	1,441

	1,801,000	—	3/26/17	1.3575%	3 month USD-
					LIBOR-BBA	(7,726)

	399,000	—	4/02/42	2.968%	3 month USD-
					LIBOR-BBA	6,735

	353,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	4,088

90

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank NA cont.
CAD	9,794,000	$—	3/13/14	1.4025%	3 month CAD-
					BA-CDOR	$(1,919)

CAD	202,000	—	3/13/22	2.43%	3 month CAD-
					BA-CDOR	2,235

CAD	507,000	—	3/13/17	3 month CAD-
				BA-CDOR	1.78%	(1,671)

CAD	1,124,000	—	3/13/17	1.8025%	3 month CAD-
					BA-CDOR	2,497

CAD	1,833,000	—	3/22/17	3 month CAD-
				BA-CDOR	1.98%	10,957

EUR	946,000	—	3/23/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.506%	1,474

EUR	1,552,000	—	3/23/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.147%	13,177

EUR	39,000	—	3/23/42	2.65%	6 month EUR-
					EURIBOR-
					REUTERS	(1,003)

GBP	524,000	—	3/7/17	6 month GBP-
				LIBOR-BBA	1.54%	(2,400)

GBP	229,000	—	3/7/22	6 month GBP-
				LIBOR-BBA	2.354%	(2,700)

JPY	274,416,000	—	2/20/22	6 month JPY-
				LIBOR-BBA	0.965%	(16,249)

JPY	1,143,600,000	—	3/6/14	6 month JPY-
				LIBOR-BBA	0.34375%	(1,074)

JPY	232,500,000	—	3/6/22	1.0175%	6 month JPY-
					LIBOR-BBA	1,480

UBS AG
	$34,000,000	—	6/9/15	1.465%	3 month USD-
					LIBOR-BBA	(851,074)

Total						$(839,373)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
shares	141,440	$—	7/30/12	3 month USD-	Market Vectors	$(976,516)
				LIBOR-BBA	Gold Miners ETF

Barclay’s Bank, PLC
	$720,236	—	1/12/41	4.50% (1 month	Synthetic TRS	10,697
				USD-LIBOR)	Index 4.50%
30 year Fannie Mae
pools

91

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
	$2,996,461	$—	1/12/41	4.50% (1 month	Synthetic TRS	$44,503
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	205,141	—	1/12/41	5.00% (1 month	Synthetic TRS	3,100
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	1,109,776	—	1/12/40	4.50% (1 month	Synthetic MBX	1,437
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	2,444,529	—	1/12/41	5.00% (1 month	Synthetic MBX	4,562
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	279,101	—	1/12/41	4.50% (1 month	Synthetic MBX	492
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	112,320	—	1/12/41	5.00% (1 month	Synthetic MBX	210
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	20,157	—	1/12/41	4.50% (1 month	Synthetic MBX	36
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	22,242	—	1/12/40	5.00% (1 month	Synthetic MBX	42
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	72,904	—	1/12/40	5.00% (1 month	Synthetic MBX	136
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	52,516	—	1/12/40	5.00% (1 month	Synthetic MBX	98
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

Citibank, N.A.
	1,186,385	—	1/12/41	5.00% (1 month	Synthetic MBX	2,214
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

baskets	108 F	—	2/13/13	(3 month USD-	A basket	642,780
				LIBOR-BBA plus	(CGPUTQL2)
				0.10%)	of common stocks

units	2,393	—	2/13/13	3 month USD-	Russell 1000	(424,355)
				LIBOR-BBA	Total Return Index
				minus 0.15%

92

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
	$1,551,423	$—	1/12/40	5.00% (1 month	Synthetic TRS	$25,876
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	691,551	—	1/12/41	4.50% (1 month	Synthetic TRS	10,271
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	1,010,191	—	1/12/41	4.50% (1 month	Synthetic TRS	15,003
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	50,662	625	1/12/40	(5.00%) 1 month	Synthetic TRS	(199)
				USD-LIBOR	Index 5.00%
					30 year Fannie Mae
					pools

	1,556,479	(5,107)	1/12/38	(6.50%) 1 month	Synthetic MBX	(5,087)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	1,193,653	14,361	1/12/40	(5.00%) 1 month	Synthetic TRS	(2,917)
				USD-LIBOR	Index 5.00%
					30 year Fannie Mae
					pools

	1,094,000	—	4/3/17	2.3225%	USA Non Revised	1,097
					Consumer Price
					Index-Urban (CPI-U)

EUR	1,968,000	—	10/18/13	(1.7775%)	Eurostat Eurozone	(30,762)
					HICP excluding
					tobacco

GBP	682,000	—	3/30/17	(3.0925%)	GBP Non-revised	(3,832)
					UK Retail Price
					Index

JPMorgan Chase Bank NA
EUR	1,053,000	—	4/2/13	(1.98%)	Eurostat Eurozone	(140)
					HICP excluding
					tobacco

shares	269,208		10/22/12	(3 month USD-	iShares MSCI	301,923
		—		LIBOR-BBA	Emerging Markets
				plus 0.04%)	Index

Total						$(379,331)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities’ valuation inputs.

93

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclay’s Bank, PLC
DJ CDX NA IG Series
17 Index	BBB+/P	$43,513	$4,395,000	12/20/16	100 bp	$72,930

DJ CDX NA HY Series
18 Index	B+/P	102,979	3,923,000	6/20/17	500 bp	(9,417)

Credit Suisse International
DJ CDX NA HY Series
18 Index	B+/P	588,175	16,805,000	6/20/17	500 bp	104,373

Deutsche Bank AG
DJ CDX NA IG Series
17 Index	BBB+/P	(4,245)	1,825,000	12/20/16	100 bp	7,970

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B1	—	EUR 440,000	9/20/13	715 bp	57,406

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 690,000	9/20/13	477 bp	50,049

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 690,000	9/20/13	535 bp	58,053

JPMorgan Chase Bank NA
DJ CDX NA HY Series
18 Index	B+/P	199,631	$7,605,000	6/20/17	500 bp	(18,255)

Total						$323,109

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2012. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

94

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$11,658,593	$—	$—

Capital goods	12,083,239	—	—

Communication services	8,829,666	—	—

Conglomerates	4,453,439	—	—

Consumer cyclicals	22,333,112	115	3

Consumer staples	18,755,609	—	1,417

Energy	18,861,496	125,983	—

Financials	30,748,435	—	—

Health care	21,826,310	—	—

Technology	34,353,180	—	—

Transportation	2,442,023	—	—

Utilities and power	6,188,509	—	—

Total common stocks	192,533,611	126,098	1,420

Asset-backed securities	$—	$5,230,266	$—

Commodity linked notes	—	1,657,109	—

Convertible bonds and notes	—	209,151	—

Convertible preferred stocks	—	373,354	—

Corporate bonds and notes	—	127,063,431	99,960

Foreign government bonds and notes	—	10,121,469	—

Investment companies	3,826,924	—	—

Mortgage-backed securities	—	30,631,223	—

Municipal bonds and notes	—	178,164	—

Preferred stocks	—	471,008	—

Purchased options outstanding	—	8,573,463	—

Senior loans	—	2,464,663	—

U.S. Government and agency mortgage obligations	—	134,910,994	—

Warrants	—	246	8,376

Short-term investments	119,533,527	43,884,426	—

Totals by level	$315,894,062	$365,895,065	$109,756

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(301,371)	$—

Futures contracts	(2,740,239)	—	—

Written options	—	(5,216,705)	—

TBA sale commitments	—	(27,918,985)	—

Interest rate swap contracts	—	(758,523)	—

Total return swap contracts	—	(389,210)	—

Credit default contracts	—	(606,944)	—

Totals by level	$(2,740,239)	$(35,191,738)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

95

Statement of assets and liabilities 3/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including $332,374 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $517,894,292)	$564,204,806
Affiliated issuers (identified cost $117,694,077) (Notes 1 and 6)	117,694,077

Cash	19,146

Foreign currency (cost $2,660,322) (Note 1)	2,664,626

Dividends, interest and other receivables	3,402,794

Receivable for shares of the fund sold	627,983

Receivable for investments sold	7,981,054

Receivable for sales of delayed delivery securities (Note 1)	28,120,523

Unrealized appreciation on swap contracts (Note 1)	4,432,752

Unrealized appreciation on forward currency contracts (Note 1)	1,081,866

Premium paid on swap contracts (Note 1)	90,202

Total assets	730,319,829

LIABILITIES

Payable for variation margin (Note 1)	636,283

Payable for investments purchased	7,169,805

Payable for purchases of delayed delivery securities (Note 1)	135,085,087

Payable for shares of the fund repurchased	1,392,895

Payable for compensation of Manager (Note 2)	244,227

Payable for investor servicing fees (Note 2)	72,760

Payable for custodian fees (Note 2)	104,484

Payable for Trustee compensation and expenses (Note 2)	154,637

Payable for administrative services (Note 2)	2,172

Payable for distribution fees (Note 2)	301,609

Unrealized depreciation on forward currency contracts (Note 1)	1,383,237

Written options outstanding, at value (premiums received $4,696,754) (Notes 1 and 3)	5,216,705

Premium received on swap contracts (Note 1)	949,284

Unrealized depreciation on swap contracts (Note 1)	5,328,347

TBA sale commitments, at value (proceeds receivable $27,963,398) (Note 1)	27,918,985

Collateral on securities loaned, at value (Note 1)	351,550

Collateral on certain derivative contracts, at value (Note 1)	2,191,000

Other accrued expenses	142,567

Total liabilities	188,645,634

Net assets	$541,674,195

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$527,285,023

Distributions in excess of net investment income (Note 1)	(955,164)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(26,553,621)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	41,897,957

Total — Representing net assets applicable to capital shares outstanding	$541,674,195

(Continued on next page)

96

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($370,776,025 divided by 38,613,450 shares)	$9.60

Offering price per class A share (100/94.25 of $9.60)*	$10.19

Net asset value and offering price per class B share ($26,640,243 divided by 2,793,228 shares)**	$9.54

Net asset value and offering price per class C share ($47,306,053 divided by 4,974,887 shares)**	$9.51

Net asset value and redemption price per class M share ($8,430,341 divided by 885,835 shares)	$9.52

Offering price per class M share (100/96.50 of $9.52)*	$9.87

Net asset value, offering price and redemption price per class R share
($3,481,924 divided by 354,476 shares)	$9.82

Net asset value, offering price and redemption price per class Y share
($85,039,609 divided by 8,833,750 shares)	$9.63

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

97

Statement of operations Six months ended 3/31/12 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $2,089) (including interest income of $40,552 from investments
in affiliated issuers) (Note 6)	$7,026,295

Dividends (net of foreign tax of $33,429)	2,008,597

Securities lending (Note 1)	5,083

Total investment income	9,039,975

EXPENSES

Compensation of Manager (Note 2)	1,421,189

Investor servicing fees (Note 2)	462,139

Custodian fees (Note 2)	61,687

Trustee compensation and expenses (Note 2)	22,363

Administrative services (Note 2)	6,707

Distribution fees — Class A (Note 2)	455,789

Distribution fees — Class B (Note 2)	131,786

Distribution fees — Class C (Note 2)	227,782

Distribution fees — Class M (Note 2)	30,505

Distribution fees — Class R (Note 2)	9,451

Other	187,973

Total expenses	3,017,371

Expense reduction (Note 2)	(10,202)

Net expenses	3,007,169

Net investment income	6,032,806

Net realized gain on investments (Notes 1 and 3)	17,555,752

Net realized gain on swap contracts (Note 1)	461,128

Net realized loss on futures contracts (Note 1)	(4,412,971)

Net realized gain on foreign currency transactions (Note 1)	389,687

Net realized loss on written options (Notes 1 and 3)	(109,717)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,000,624)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	29,541,357

Net gain on investments	42,424,612

Net increase in net assets resulting from operations	$48,457,418

The accompanying notes are an integral part of these financial statements.

98

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/12*	Year ended 9/30/11

Operations:
Net investment income	$6,032,806	$19,604,908

Net realized gain on investments
and foreign currency transactions	13,883,879	31,152,933

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	28,540,733	(4,916,698)

Net increase in net assets resulting from operations	48,457,418	45,841,143

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,065,524)	(13,844,909)

Class B	(122,905)	(899,015)

Class C	(218,382)	(1,296,737)

Class M	(48,773)	(266,043)

Class R	(26,264)	(120,858)

Class Y	(801,689)	(20,547,834)

Increase in capital from settlement payments (Note 9)	—	1,970

Decrease from capital share transactions (Note 4)	(16,486,402)	(554,700,741)

Total increase (decrease) in net assets	27,687,479	(545,833,024)

NET ASSETS

Beginning of period	513,986,716	1,059,819,740

End of period (including distributions in excess of net
investment income of $955,164 and $2,704,433, respectively)	$541,674,195	$513,986,716

* Unaudited

The accompanying notes are an integral part of these financial statements.

99

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	turnover (%) [g]

Class A
March 31, 2012**	$8.83	.11	.74	.85	(.08)	(.08)	—	—	$9.60	9.64 *	$370,776	.53*	.53*	1.17*	120*
September 30, 2011	9.08	.20	(.12) [j]	.08	(.33)	(.33)	—	— [e,f]	8.83	.84	352,757	1.07	1.07	2.12	288
September 30, 2010	8.60	.28	.69	.97	(.49)	(.49)	— [e]	—	9.08	11.57	376,055	1.05 [d]	1.05 [d]	3.21 [d]	196
September 30, 2009	8.35	.22	.35	.57	(.32)	(.32)	— [e]	— [e,h]	8.60	7.52	359,937	1.28 [d,i]	1.17 [d]	3.00 [d]	292
September 30, 2008	9.84	.38	(1.54)	(1.16)	(.33)	(.33)	— [e]	—	8.35	(12.09)	403,932	1.15 [d]	1.15 [d]	4.06 [d]	170
September 30, 2007	9.59	.30	.25	.55	(.30)	(.30)	— [e]	—	9.84	5.76	492,125	1.15 [d]	1.15 [d]	3.09 [d]	151

Class B
March 31, 2012**	$8.77	.07	.74	.81	(.04)	(.04)	—	—	$9.54	9.29 *	$26,640	.91*	.91*	.80*	120*
September 30, 2011	9.02	.13	(.11) [j]	.02	(.27)	(.27)	—	— [e,f]	8.77	.09	26,068	1.82	1.82	1.36	288
September 30, 2010	8.54	.22	.68	.90	(.42)	(.42)	— [e]	—	9.02	10.85	32,603	1.80 [d]	1.80 [d]	2.49 [d]	196
September 30, 2009	8.27	.17	.36	.53	(.26)	(.26)	— [e]	— [e,h]	8.54	7.02	37,157	2.03 [d,i]	1.92 [d]	2.24 [d]	292
September 30, 2008	9.75	.31	(1.53)	(1.22)	(.26)	(.26)	— [e]	—	8.27	(12.77)	48,764	1.90 [d]	1.90 [d]	3.31 [d]	170
September 30, 2007	9.50	.23	.24	.47	(.22)	(.22)	— [e]	—	9.75	5.00	73,813	1.90 [d]	1.90 [d]	2.36 [d]	151

Class C
March 31, 2012**	$8.75	.07	.73	.80	(.04)	(.04)	—	—	$9.51	9.21 *	$47,306	.91*	.91*	.80*	120*
September 30, 2011	8.99	.13	(.10) [j]	.03	(.27)	(.27)	—	— [e,f]	8.75	.22	43,703	1.82	1.82	1.38	288
September 30, 2010	8.53	.21	.67	.88	(.42)	(.42)	— [e]	—	8.99	10.62	43,589	1.80 [d]	1.80 [d]	2.45 [d]	196
September 30, 2009	8.28	.17	.34	.51	(.26)	(.26)	— [e]	— [e,h]	8.53	6.79	40,389	2.03 [d,i]	1.92 [d]	2.25 [d]	292
September 30, 2008	9.76	.31	(1.53)	(1.22)	(.26)	(.26)	— [e]	—	8.28	(12.76)	47,692	1.90 [d]	1.90 [d]	3.31 [d]	170
September 30, 2007	9.49	.23	.26	.49	(.22)	(.22)	— [e]	—	9.76	5.21	56,647	1.90 [d]	1.90 [d]	2.34 [d]	151

Class M
March 31, 2012**	$8.76	.08	.74	.82	(.06)	(.06)	—	—	$9.52	9.33 *	$8,430	.78*	.78*	.91*	120*
September 30, 2011	9.00	.15	(.10) [j]	.05	(.29)	(.29)	—	— [e,f]	8.76	.43	7,505	1.57	1.57	1.62	288
September 30, 2010	8.53	.24	.67	.91	(.44)	(.44)	— [e]	—	9.00	11.00	8,767	1.55 [d]	1.55 [d]	2.73 [d]	196
September 30, 2009	8.27	.19	.35	.54	(.28)	(.28)	— [e]	— [e,h]	8.53	7.18	8,859	1.78 [d,i]	1.67 [d]	2.55 [d]	292
September 30, 2008	9.75	.33	(1.53)	(1.20)	(.28)	(.28)	— [e]	—	8.27	(12.54)	10,452	1.65 [d]	1.65 [d]	3.55 [d]	170
September 30, 2007	9.50	.25	.25	.50	(.25)	(.25)	— [e]	—	9.75	5.27	12,409	1.65 [d]	1.65 [d]	2.59 [d]	151

Class R
March 31, 2012**	$9.03	.10	.76	.86	(.07)	(.07)	—	—	$9.82	9.51 *	$3,482	.66*	.66*	1.05*	120*
September 30, 2011	9.27	.18	(.11) [j]	.07	(.31)	(.31)	—	— [e,f]	9.03	.68	3,582	1.32	1.32	1.88	288
September 30, 2010	8.75	.26	.72	.98	(.46)	(.46)	— [e]	—	9.27	11.55	3,377	1.30 [d]	1.30 [d]	2.94 [d]	196
September 30, 2009	8.45	.21	.39	.60	(.30)	(.30)	— [e]	— [e,h]	8.75	7.74	2,594	1.53 [d,i]	1.42 [d]	2.71 [d]	292
September 30, 2008	9.95	.34	(1.53)	(1.19)	(.31)	(.31)	— [e]	—	8.45	(12.28)	3,127	1.40 [d]	1.40 [d]	3.66 [d]	170
September 30, 2007	9.67	.28	.27	.55	(.27)	(.27)	— [e]	—	9.95	5.77	1,251	1.40 [d]	1.40 [d]	2.84 [d]	151

Class Y
March 31, 2012**	$8.86	.12	.74	.86	(.09)	(.09)	—	—	$9.63	9.75 *	$85,040	.41*	.41*	1.30*	120*
September 30, 2011	9.10	.21	(.09) [j]	.12	(.36)	(.36)	—	— [e,f]	8.86	1.21	80,371.82		.82	2.26	288
September 30, 2010	8.62	.31	.68	.99	(.51)	(.51)	— [e]	—	9.10	11.85	595,429	.80 [d]	.80 [d]	3.45 [d]	196
September 30, 2009	8.34	.25	.37	.62	(.34)	(.34)	— [e]	— [e,h]	8.62	8.17	539,433	1.03 [d,i]	.92 [d]	3.29 [d]	292
September 30, 2008	9.83	.40	(1.54)	(1.14)	(.35)	(.35)	— [e]	—	8.34	(11.88)	470,161	.90 [d]	.90 [d]	4.30 [d]	170
September 30, 2007	9.57	.33	.25	.58	(.32)	(.32)	— [e]	—	9.83	6.14	463,781	.90 [d]	.90 [d]	3.34 [d]	151

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

100	101

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.05

September 30, 2008	0.01

September 30, 2007	0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 9).

g Portfolio turnover excludes TBA roll transactions.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. which amounted to less than $0.01 per share outstanding as of May 31, 2009.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.11% of average net assets as of September 30, 2009.

j The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of these financial statements.

102

Notes to financial statements 3/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) (which changed its name from Putnam Asset Allocation: Conservative Portfolio on November 30, 2011) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund invests mainly in fixed income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through March 31, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved

103

by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on

104

investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. Outstanding contracts on purchased options contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 2,900 on futures contracts for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $182,500,000 on forward currency contracts for the reporting period.

105

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $71,100,000 on total return swap contracts for the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on interest rate swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which

106

would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,260,624 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

As of March 31, 2012, due to a decrease in the fund’s net asset value during the year, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At the close of the reporting period, the fund had a net asset position of $4,006,449 and net liability position of $2,705,739 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $2,062,191. The fund intends to seek a waiver of or other relief from this provision, from the counterparties.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

107

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $332,374 and the fund received cash collateral of $351,550.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

108

At September 30, 2011, the fund had a capital loss carryover of $29,204,035 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$1,108,681	$—	$1,108,681	September 30, 2016

11,477,221	—	11,477,221	September 30, 2017

16,618,133	—	16,618,133	September 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $6,206,436 of losses recognized during the period from November 1, 2010 to September 30, 2011 to its fiscal year ending September 30, 2012.

The aggregate identified cost on a tax basis is $641,462,854, resulting in gross unrealized appreciation and depreciation of $50,939,684 and $10,503,655, respectively, or net unrealized appreciation of $40,436,029.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

109

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $648 under the expense offset arrangements and by $9,554 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $405, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $35,638 and $344 from the sale of class A and class M shares, respectively, and received $10,493 and $1,286 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

110

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $15 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $435,456,787 and $458,289,223, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	$164,013,939	$7,192,518

Options opened	34,548,000	985,960

Options exercised	—	—

Options expired	(24,093,149)	(594,081)

Options closed	(65,626,875)	(2,887,643)

Written options outstanding at the
end of the reporting period	$108,841,915	$4,696,754

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	3,567,187	$33,012,949	8,808,060	$81,562,405

Shares issued in connection with
reinvestment of distributions	314,959	2,911,288	1,427,497	13,099,023

	3,882,146	35,924,237	10,235,557	94,661,428

Shares repurchased	(5,206,691)	(48,217,394)	(11,712,697)	(109,123,547)

Net increase (decrease)	(1,324,545)	$(12,293,157)	(1,477,140)	$(14,462,119)

	Six months ended 3/31/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	311,552	$2,875,941	602,003	$5,548,500

Shares issued in connection with
reinvestment of distributions	12,141	111,408	86,644	787,948

	323,693	2,987,349	688,647	6,336,448

Shares repurchased	(501,401)	(4,612,822)	(1,333,728)	(12,324,217)

Net decrease	(177,708)	$(1,625,473)	(645,081)	$(5,987,769)

111

	Six months ended 3/31/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	507,951	$4,679,353	1,212,659	$11,159,143

Shares issued in connection with
reinvestment of distributions	21,441	196,160	125,046	1,135,118

	529,392	4,875,513	1,337,705	12,294,261

Shares repurchased	(549,850)	(5,029,258)	(1,188,329)	(10,934,814)

Net increase (decrease)	(20,458)	$(153,745)	149,376	$1,359,447

	Six months ended 3/31/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	135,658	$1,230,420	142,112	$1,307,312

Shares issued in connection with
reinvestment of distributions	5,109	46,815	28,145	255,809

	140,767	1,277,235	170,257	1,563,121

Shares repurchased	(112,162)	(1,025,005)	(286,972)	(2,643,266)

Net increase (decrease)	28,605	$252,230	(116,715)	$(1,080,145)

	Six months ended 3/31/12		Year ended 9/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	111,342	$1,047,656	178,518	$1,695,811

Shares issued in connection with
reinvestment of distributions	2,661	25,142	12,669	118,710

	114,003	1,072,798	191,187	1,814,521

Shares repurchased	(156,069)	(1,493,423)	(159,070)	(1,507,997)

Net increase (decrease)	(42,066)	$(420,625)	32,117	$306,524

	Six months ended 3/31/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	993,616	$9,218,082	9,547,229	$88,891,972

Shares issued in connection with
reinvestment of distributions	86,064	797,311	2,232,378	20,533,982

	1,079,680	10,015,393	11,779,607	109,425,954

Shares repurchased	(1,321,362)	(12,261,025)	(68,148,089)	(644,262,633)

Net decrease	(241,682)	$(2,245,632)	(56,368,482)	$(534,836,679)

At the close of the reporting period, a shareholder of record owned 7.0% of the outstanding shares of the fund.

112

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$207,140	Payables	$814,084

Foreign exchange
contracts	Receivables	1,081,866	Payables	1,383,237

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
	appreciation/		appreciation/
Equity contracts	(depreciation)	1,838,718*	(depreciation)	3,730,847*

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
	appreciation/		appreciation/
Interest rate contracts	(depreciation)	11,869,757*	(depreciation)	10,500,220*

Total		$14,997,481		$16,428,388

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$2,247,465	$2,247,465

Foreign exchange
contracts	—	—	384,117	—	384,117

Equity contracts	—	(7,117,097)	—	(723,227)	(7,840,324)

Interest rate contracts	(1,831,174)	2,704,126	—	(1,063,110)	(190,158)

Total	$(1,831,174)	$(4,412,971)	$384,117	$461,128	$(5,398,900)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants*	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$1,294,121	$1,294,121

Foreign exchange
contracts	—	—	—	(989,727)	—	(989,727)

Equity contracts	—	108	(3,919,958)	—	2,451,608	(1,468,242)

Interest rate contracts	(1,508,062)	—	(3,248,990)	—	2,569,082	(2,187,970)

Total	$(1,508,062)	$108	$(7,168,948)	$(989,727)	$6,314,811	$(3,351,818)

* For the reporting period, the transaction volume for warrants was minimal.

113

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $40,552 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $129,723,917 and $116,146,609, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $1,926 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $44 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

114

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Robert R. Leveille
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Chief Compliance Officer
One Post Office Square	John A. Hill
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Elizabeth T. Kennan	Vice President and
Investment Sub-Manager	Kenneth R. Leibler	BSA Compliance Officer
Putnam Investments Limited	Robert E. Patterson
57–59 St James’s Street	George Putnam, III	Robert T. Burns
London, England SW1A 1LD	Robert L. Reynolds	Vice President and
	W. Thomas Stephens	Chief Legal Officer
Investment Sub-Advisor
The Putnam Advisory	Officers	James P. Pappas
Company, LLC	Robert L. Reynolds	Vice President
One Post Office Square	President
Boston, MA 02109		Judith Cohen
	Jonathan S. Horwitz	Vice President, Clerk and
Marketing Services	Executive Vice President,	Assistant Treasurer
Putnam Retail Management	Principal Executive
One Post Office Square	Officer, Treasurer and	Michael Higgins
Boston, MA 02109	Compliance Liaison	Vice President, Senior Associate
Treasurer and Assistant Clerk
Custodian	Steven D. Krichmar
State Street Bank	Vice President and	Nancy E. Florek
and Trust Company	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Legal Counsel	Janet C. Smith	Proxy Manager
Ropes & Gray LLP	Vice President, Assistant
	Treasurer and Principal	Susan G. Malloy
Trustees	Accounting Officer	Vice President and
Jameson A. Baxter, Chair		Assistant Treasurer
Ravi Akhoury

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam. com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

SA060
273820 5/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2012